UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act File Number 811-58433

BMO Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

                Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

                Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

BMO Funds

Annual Report

August 31, 2013

Equity Funds

BMO Low Volatility Equity Fund

BMO Large-Cap Value Fund

BMO Dividend Income Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Value Fund

BMO Small-Cap Growth Fund

International & Global Funds

BMO Pyrford International Stock Fund

BMO Lloyd George Emerging Markets Equity Fund

BMO Pyrford Global Strategic Return Fund

Income Funds

BMO Ultra Short Tax-Free Fund

BMO Short Tax-Free Fund

BMO Short-Term Income Fund

BMO Short-Intermediate Bond Fund

BMO Intermediate Tax-Free Fund

BMO Government Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

BMO Monegy High Yield Bond Fund

Money Market Funds

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Prime Money Market Fund

Commentaries

BMO Low Volatility Equity Fund	2	BMO Short Tax-Free Fund	14
BMO Large-Cap Value Fund	3	BMO Short-Term Income Fund	15
BMO Dividend Income Fund	4	BMO Short-Intermediate Bond Fund	16
BMO Large-Cap Growth Fund	5	BMO Intermediate Tax-Free Fund	17
BMO Mid-Cap Value Fund	6	BMO Government Income Fund	18
BMO Mid-Cap Growth Fund	7	BMO TCH Corporate Income Fund	19
BMO Small-Cap Value Fund	8	BMO TCH Core Plus Bond Fund	20
BMO Small-Cap Growth Fund	9	BMO Monegy High Yield Bond Fund	21
BMO Pyrford International Stock Fund	10	BMO Government Money Market Fund	22
BMO Lloyd George Emerging Markets Equity Fund	11	BMO Tax-Free Money Market Fund	23
		BMO Prime Money Market Fund	24
BMO Pyrford Global Strategic Return Fund	12	Explanation of the Indexes and Notes in the Commentary	25
BMO Ultra Short Tax-Free Fund	13

Financial Information

Expense Example			28

Schedules of Investments:
BMO Low Volatility Equity Fund	30	BMO Ultra Short Tax-Free Fund	47
BMO Large-Cap Value Fund	31	BMO Short Tax-Free Fund	64
BMO Dividend Income Fund	33	BMO Short-Term Income Fund	70
BMO Large-Cap Growth Fund	35	BMO Short-Intermediate Bond Fund	74
BMO Mid-Cap Value Fund	36	BMO Intermediate Tax-Free Fund	76
BMO Mid-Cap Growth Fund	38	BMO Government Income Fund	101
BMO Small-Cap Value Fund	39	BMO TCH Corporate Income Fund	103
BMO Small-Cap Growth Fund	41	BMO TCH Core Plus Bond Fund	106
BMO Pyrford International Stock Fund	43	BMO Monegy High Yield Bond Fund	112
BMO Lloyd George Emerging Markets Equity Fund	45	BMO Government Money Market Fund	118
		BMO Tax-Free Money Market Fund	119
BMO Pyrford Global Strategic Return Fund	46	BMO Prime Money Market Fund	121
		Notes to Schedules of Investments	125

Statements of Assets and Liabilities			126
Statements of Operations			131
Statements of Changes in Net Assets			136
Financial Highlights			143
Notes to Financial Statements			149

Report of Independent Registered Public Accounting Firm			172

Directors and Officers of the Funds			173

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			175

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	BMO Low Volatility Equity Fund

Fund Managers:	David A. Corris, CFA; Jason C. Hans, CFA and Ernesto Ramos, Ph.D., began investment experience in 1999, 1999 and 1988, respectively

The BMO Low Volatility Equity Fund (the Fund) returned 13.22% for the period from inception (September 28, 2012) through the fiscal year ended August 31, 2013 versus the Russell 1000® Index and the Lipper Large-Cap Core Funds Index, which returned 16.83% and 17.36%, respectively.

The U.S. equity market performed very well during the period in response to a slow but steady improvement in the underlying economy. For example, corporate profits remained strong, private sector hiring increased, and housing prices rebounded in much of the country. As a result, the Federal Reserve signaled a likely “tapering” of monetary stimulus sometime before the end of the 2013. The market viewed this positively because it reaffirmed the economic recovery, despite the likely consequence of higher interest rates. This announcement also affected the equity markets in one additional way. Early in the period, investors anticipated continued low bond yields and turned to the equity market for “bond proxies”—lower risk, higher quality securities with higher dividend yields. Once the Federal Reserve signaled tapering, however, investors fled both bonds and “bond proxies” in search of higher risk cyclical names, creating a significant turning point in investor sentiment this spring.

The Fund underperformed its benchmark and peer group for the fiscal period. This Fund is designed to focus on defensive, low risk securities so the market’s rotation into higher risk securities served as a natural headwind for the Fund. The strongest sector was Information Technology, where the Fund benefitted from an underweight position in Apple, Inc. (0.9% of the Fund, -25.0%), which fell as increased competition for the iPhone indicated potentially lower margins and slower growth. The weakest sectors were Consumer Discretionary and Financials, with the latter particularly affected by a large position in Real Estate Investment Trusts (REITs). REITs are traditionally defensive, dividend-paying names that underperformed amidst speculation of rising interest rates. Two representative holdings were Home Properties, Inc. (1.6% of the Fund, -2.0%) and Mid-America Apartment Communities, Inc. (0.0% of the Fund, -9.0%).

Heading into fiscal 2014, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East (as of this writing, in particular Syria); and a busy fall calendar in Washington that includes the debt ceiling and approval of a new Federal Reserve chairman.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 1000® I	LLCCFI
Since inception:
9/28/12	13.22%	16.83%	17.36%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 1000® I	LLCCFI
Since inception:
9/28/12	13.47%	16.83%	17.36%

Expense Ratios	Gross	Net
Investor shares	1.47%	0.90%
Institutional shares	1.22%	0.65%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	14.1%
Consumer Staples	19.6
Energy	0.7
Financials	14.6

Healthcare	24.5
Industrials	2.0
Information Technology	7.9
Materials	3.4

Telecommunication Services	3.5
Utilities	7.8
Other Assets & Liabilities, Net	1.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Large-Cap Value Fund

Fund Managers:	David A. Corris, CFA; Jason C. Hans, CFA and Ernesto Ramos, Ph.D., began investment experience in 1999, 1999 and 1988, respectively

The BMO Large-Cap Value Fund (the Fund) returned 20.65% for the fiscal year ended August 31, 2013 versus the Russell 1000® Value Index and the Lipper Multi-Cap Value Funds Index, which returned 23.10% and 24.76%, respectively.

The U.S. equity market performed very well during the fiscal year in response to a slow but steady improvement in the underlying economy. For example, corporate profits remained strong, private sector hiring increased, and housing prices rebounded in much of the country. As a result, the Federal Reserve signaled a likely “tapering” of monetary stimulus sometime before the end of the 2013. The market viewed this positively because it reaffirmed the economic recovery, despite the likely consequence of higher interest rates. Prior to the announcement, investors anticipated continued low bond yields and turned to the equity market for “bond proxies”—lower risk, higher quality securities with higher dividend yields. Once the Federal Reserve signaled tapering, however, investors fled both bonds and “bond proxies” in search of higher risk cyclical names, creating a significant turning point in investor sentiment this spring.

The Fund underperformed its benchmark and peer group for the fiscal year. The strongest sectors were Utilities and Telecommunications, traditionally defensive, dividend-paying sectors where the Fund was underweight relative to its benchmark. At the security level, two top contributors were Kroger Co. (2.0% of the Fund, 67.0%) and Delphi Automotive PLC (1.8% of the Fund, 73.0%). The weakest sector was Financials, where the Fund underperformed in part due to not owning two large banks that rebounded strongly after a number of challenging years: Citigroup, Inc. (0.0% of the Fund, 63.0%) and Bank of America Corp. (0.0% of the Fund, 77.0%).

Heading into fiscal 2014, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East (as of this writing, in particular Syria); and a busy fall calendar in Washington that includes the debt ceiling and approval of a new Federal Reserve chairman.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 1000® VI	LMVFI
1-year	20.65%	23.10%	24.76%
5-year	5.00%	6.69%	6.67%
10-year	6.23%	7.61%	6.68%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 1000® VI	LMVFI
1-year	20.95%	23.10%	24.76%
5-year	5.28%	6.69%	6.67%

Since inception:
1/31/08	3.45%	4.24%	4.35%

Expense Ratios	Gross	Net
Investor shares	1.30%	1.24%
Institutional shares	1.05%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	10.9%
Consumer Staples	7.6
Energy	15.3
Financials	28.3

Healthcare	9.9
Industrials	9.1
Information Technology	9.5
Materials	3.7

Utilities	3.6
Other Assets & Liabilities, Net	2.1

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Dividend Income Fund

Fund Manager:	Kenneth M. Conrad, Ph.D., CFA; Ernesto Ramos, Ph.D. and Casey J. Sambs, CFA, began investment experience in 2000, 1988 and 2004, respectively

The BMO Dividend Income Fund (the Fund) returned 16.44% for the fiscal year ended August 31, 2013 versus the Russell 1000® Value Index, the Standard & Poor’s 500® Index and the Lipper Equity Income Funds Index, which returned 23.10%, 18.70% and 18.23%, respectively.

The fiscal year saw a continuation of investors shifting their focus from one macro theme to another. The presidential election, fiscal cliff, sequester, tax policy changes, along with the future of the Federal Reserve’s stimulus programs, dominated the headlines. The European sovereign debt crisis, Chinese economic slowdown and military/civil conflicts in the Middle East were the hot topics from abroad. One bright spot during the year has been the gradual economic recovery led by autos, housing, and consumer confidence. This improvement, along with the sharp rise in interest rates, led investors to rotate out of the higher-yielding defensive stocks and into the lower-yielding, more cyclically-exposed stocks.

The Fund’s performance lagged in this environment as expected due to its more conservative investment strategy. The main source of underperformance came from the Fund’s overweight exposure to the traditional higher yielding Tobacco, Telecom, and Utilities industries. As the economy improved and rates marched higher, the dividend yield advantage offered to investors from these industries declined. CenturyLink, Inc. (2.1% of the Fund, -16.3%) was the Fund’s largest detractor after announcing a 25% dividend cut. The rural telecommunications provider, which is one of the highest yielders in the Fund, trimmed their dividend payout and announced an increased stock buy-back program.

The Fund benefitted from strong stock selection within the more cyclically exposed sectors such as Energy, Materials, and Technology. We have continued to add cyclical exposure as more management teams have committed to returning more capital to investors in the form of dividend initiations/increases and larger stock buy-back programs. Technology is one area that the Fund traditionally had an insignificant weight due to the lack of yield opportunities. This condition has changed recently as companies such as Cisco Systems, Inc. (1.4% of the Fund, 25.9%) have increased their dividend payout. Another area of focus is the Financials sector which has seen its payouts rise in the wake of the financial crisis.

We remain committed to our strategy of investing in stable, mature, dividend paying companies that historically have performed well over long-term investment cycles.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 1000® VI	S&P 500®	LEIFI
1-year	16.44%	23.10%	18.70%	18.23%
Since inception:
12/29/11	15.48%	20.94%	19.20%	17.10%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 1000® VI	S&P 500®	LEIFI
1-year	16.78%	23.10%	18.70%	18.23%
Since inception:
12/29/11	15.82%	20.94%	19.20%	17.10%

Expense Ratios	Gross	Net
Investor shares	1.16%	0.91%
Institutional shares	0.91%	0.66%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	10.6%
Consumer Staples	10.3
Energy	10.7
Financials	14.9

Healthcare	13.9
Industrials	8.9
Information Technology	10.7
Materials	4.6

Telecommunication Services	7.1
Utilities	5.5
Other Assets & Liabilities, Net	2.8

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Large-Cap Growth Fund

Fund Managers:	David A. Corris, CFA; Jason C. Hans, CFA and Ernesto Ramos, Ph.D., began investment experience in 1999, 1999 and 1988, respectively

The BMO Large-Cap Growth Fund (the Fund) returned 15.07% for the fiscal year ended August 31, 2013 versus the Russell 1000® Growth Index and the Lipper Multi-Cap Growth Funds Index, which returned 16.43% and 20.54%, respectively.

The U.S. equity market performed very well during the fiscal year in response to a slow but steady improvement in the underlying economy. For example, corporate profits remained strong, private sector hiring increased, and housing prices rebounded in much of the country. As a result, the Federal Reserve signaled a likely “tapering” of monetary stimulus sometime before the end of the 2013. The market viewed this positively because it reaffirmed the economic recovery, despite the likely consequence of higher interest rates. Prior to the announcement, investors anticipated continued low bond yields and turned to the equity market for “bond proxies” – lower risk, higher quality securities with higher dividend yields. Once the Federal Reserve signaled tapering, however, investors fled bonds and “bond proxies” in search of higher risk cyclical names, creating a significant turning point in investor sentiment this spring.

The Fund slightly underperformed its benchmark and peer group for the fiscal year. The strongest sector was Information Technology, where the Fund benefitted from an underweight position in Apple, Inc. (3.7% of the Fund, -25.0%), which fell as increased competition for the iPhone (primarily from Samsung) indicated potentially lower margins and slower growth. The weakest sector was Materials, where CF Industries Holdings, Inc. (0.6% of the Fund, -7.0%) (a fertilizer manufacturer) suffered from a global slump in commodity prices and particularly agricultural prices, which in turn lowered the demand for fertilizers.

Heading into 2014, we view the primary themes in the market to be the evolution of Federal Reserve policy and the pace/extent of stimulus withdrawal; geopolitical tensions in the Middle East (as of this writing, in particular Syria); and a busy fall calendar in Washington that includes the debt ceiling and approval of a new Federal Reserve chairman.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 1000® GI	LMLCGFI
1-year	15.07%	16.43%	20.54%
5-year	6.72%	8.40%	7.76%
10-year	6.55%	7.24%	7.54%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 1000® GI	LMLCGFI
1-year	15.46%	16.43%	20.54%
5-year	6.98%	8.40%	7.76%

Since inception:
1/31/08	6.02%	7.06%	5.94%

Expense Ratios	Gross	Net
Investor shares	1.30%	1.25%
Institutional shares	1.05%	1.00%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	15.6%
Consumer Staples	8.9
Energy	0.9
Financials	8.8

Healthcare	15.4
Industrials	14.1
Information Technology	28.6
Materials	2.5

Telecommunication Sevices	4.0
Other Assets & Liabilities, Net	1.2

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Mid-Cap Value Fund

Fund Managers:	Gregory S. Dirkse, CFA; Matthew B. Fahey and Brian J. Janowski, CFA, CPA, began investment experience in 1999, 1984 and 2002, respectively

The BMO Mid-Cap Value Fund (the Fund) returned 29.23% for the fiscal year ended August 31, 2013 versus the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, which returned 25.38% and 26.96%, respectively.

Equity market performance during the fiscal year benefitted from a supportive Federal Reserve, continued positive company fundamentals (albeit “measured”), and less focus on European and China growth issues. Despite a weak August, in which mid-cap stocks fell close to 3%, equity returns were solid. In the end, strong double-digit gains were achieved. Nine of ten sectors, save Telecom, reported gains led by Healthcare, up 48%, and Consumer Staples, gaining 45%.

Stock selection in Financials, Technology, and Energy sectors resulted in strong relative results in the Fund. Performance was enhanced primarily in the Financial sector with Ameriprise Financial, Inc. (1.6% of the Fund, 61.2%) and TD Ameritrade Holding Corp. (0.0% of the Fund, 66.4%); the Technology sector with Lexmark International, Inc., Class A (1.1% of the Fund, 64.5%) and Electronic Arts, Inc. (0.0% of the Fund, 66.6%); and in Energy with EQT Corp. (1.0% of the Fund, 59.6%). Performance was detracted by the Telecommunication sector with CenturyLink, Inc. (0.9% of the Fund, -16.2%) and the Industrials sector with Spirit Aerosystems Holdings, Inc., Class A (1.3% of the Fund, -9.2%), and Xylem, Inc. (1.1% of the Fund, 3.8%) which advanced less than the average Industrial stock in the index advancing 36%.

Sector allocation was a net positive to overall performance, as an overweight position in Consumer Discretionary and underweight positions in Financials and Utilities aided performance. Sector allocation is merely a by-product of the stock selection process and is not the driving force of investment decisions. Our investment strategy has always focused on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	RMCVI	LMCVFI
1-year	29.23%	25.38%	26.96%
5-year	8.99%	8.87%	8.51%
10-year	8.74%	10.37%	9.30%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	RMCVI	LMCVFI
1-year	29.58%	25.38%	26.96%
5-year	9.25%	8.87%	8.51%
Since inception:
1/31/08	7.65%	7.39%	6.98%

Expense Ratios	Gross	Net
Investor shares	1.26%	1.25%
Institutional shares	1.01%	1.00%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	12.1%
Consumer Staples	4.2
Energy	11.7
Financials	21.7

Healthcare	8.4
Industrials	13.4
Information Technology	12.5
Materials	7.3

Telecommunication Services	0.9
Utilities	3.5
Other Assets & Liabilities, Net	4.3

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Mid-Cap Growth Fund

Fund Managers:	Patrick M. Gundlach, CFA and Kenneth S. Salmon began investment experience in 2002 and 1986, respectively

The BMO Mid-Cap Growth Fund (the Fund) returned 21.40% for the fiscal year ended August 31, 2013 versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, which returned 23.98% and 23.06%, respectively.

Fiscal year 2013 marked a welcome return to a focus on company fundamentals rather than geopolitical and macroeconomic risks. This renewed focus by investors, along with continued expansion of U.S. corporate earnings and an accommodative U.S. Federal Reserve, resulted in strong equity performance. Of course, the markets could not fully escape the grip of macroeconomic and geopolitical risk, as Federal Reserve Chairman Bernanke’s mere suggestion in late May that the Federal Reserve may begin “tapering” its quantitative easing program sent ripples through both the equity and fixed income markets over much of the summer. Escalating tensions in the Middle East late in the fiscal year also served as a distraction. As the fiscal year concludes, we are hopeful that investors will once again renew their focus on fundamentals rather than the latest macroeconomic headlines.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not betting shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. Unfortunately, we can only limit and not eliminate risk, so the Fund, while well-positioned for the long-term, lagged slightly in relative terms over the fiscal year. While near-term investor infatuation with some very speculative and dearly priced industries like Biotech were an impediment to short-term performance, we believe our strict adherence to our process continues to uncover new investment ideas that should benefit Fund returns over the coming months and years.

The Fund’s performance was driven by strong stock selection in the Energy and Healthcare sectors, along with a group overweight to Energy, Healthcare, and Industrials. Stock selection within the Technology, Industrials, Consumer Discretionary, and Financials sectors along with a group underweight to Consumer (both Discretionary and Staples) and Technology were most detrimental to relative returns. The top contributors to total return for the Fund during the year were: PDC Energy, Inc. (0.0% of the Fund, 64.0%), Gulfport Energy Corp. (0.0% of the Fund, 57.4%), and FleetCor Technologies, Inc. (1.3% of the Fund, 138.8%). The positions most detrimental to return for the Fund were: Ebix, Inc. (0.0% of the Fund, -53.1%), Acacia Research Corp. (3.1% of the Fund, -15.7%), and VeriFone Systems, Inc. (0.0% of the Fund, -45.5%).

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	RMCGI	LMCGFI
1-year	21.40%	23.98%	23.06%
5-year	8.59%	9.15%	7.88%
10-year	8.36%	9.42%	8.81%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	RMCGI	LMCGFI
1-year	21.74%	23.98%	23.06%
5-year	8.84%	9.15%	7.88%
Since inception:
1/31/08	7.94%	7.82%	6.49%

Expense Ratios	Gross	Net
Investor shares	1.24%	1.24%
Institutional shares	0.99%	0.99%

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	17.6%
Consumer Staples	1.9
Energy	9.5
Financials	8.7

Healthcare	17.8
Industrials	22.1
Information Technology	15.9
Materials	2.5

Telecommunication Services	2.2
Other Assets & Liabilities, Net	1.8

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Small-Cap Value Fund

Fund Managers:	Gregory S. Dirkse, CFA; Matthew B. Fahey and Brian J. Janowski, CFA, CPA, began investment experience in 1999, 1984 and 2002, respectively

The BMO Small-Cap Value Fund (the Fund) returned 33.16% for the fiscal year ended August 31, 2013 versus the Russell 2000® Value Index and the Lipper Small-Cap Core Funds Index, which returned 24.38% and 25.35%, respectively.

Equity market performance during the fiscal year benefitted from a supportive Federal Reserve, continued positive company fundamentals (albeit “measured”), and less focus on European and China growth issues. Despite a weak August, in which small-cap stocks fell close to 5%, equity returns remained solid. In the end, double-digit gains were achieved. All ten economic sectors in the Russell Index recorded positive results ranging from greater than 40% in Consumer Discretionary to approximately 9% in Utilities.

Individual stock selection was a positive contributor to overall Fund performance, while sector allocation also contributed nicely to performance. Performance was enhanced primarily in the Financials sector with Ocwen Financial Corp. (1.3% of the Fund, 96.0%) and HFF, Inc., Class A (1.3% of the Fund, 91.5%). The Fund’s Basic Material sector outperformed with a 63% return as a result from one buyout, Metals USA Holdings Corp. (0.0% of the Fund, 50.7%) and significant gain from KapStone Paper and Packaging Corp. (1.3% of the Fund, 130.9%).

Stock selection in the Consumer Discretionary sector detracted from relative performance, as the Fund’s investments in this sector advanced 23%, while its respective sector in the index advanced 42%. The primary cause was due to several retail holdings. Disappointing consumer spending at such stores as Aeropostale, Inc. (0.8% of the Fund, -38.6%), Stage Stores, Inc. (1.2% of the Fund, -29.8%), and Body Central Corp. (0.9% of the Fund, -50.2%), all contributed to the weak results.

Sector allocation was a net positive to overall performance, as an overweight position in Consumer Discretionary and underweight positions in Financials and Utilities aided performance. Sector allocation is merely a by-product of the stock selection process and is not the driving force of investment decisions. Our investment strategy has always focused on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 2000® VI	LSCCFI
1-year	33.16%	24.38%	25.35%
Since inception:
2/28/11	14.19%	8.80%	9.49%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 2000® VI	LSCCFI
1-year	33.49%	24.38%	25.35%
Since inception:
2/28/11	14.48%	8.80%	9.49%

Expense Ratios	Gross	Net
Investor shares	1.76%	1.25%
Institutional shares	1.51%	1.00%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	15.2%
Consumer Staples	1.5
Energy	8.3
Financials	22.9

Healthcare	8.6
Industrials	14.5
Information Technology	13.9
Materials	5.1

Telecommunication Services	0.6
Utilities	1.6
Exchange Traded Funds	3.5
Other Assets & Liabilities, Net	4.3

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Small-Cap Growth Fund

Fund Managers:	Patrick M. Gundlach, CFA and Kenneth S. Salmon began investment experience in 2002 and 1986, respectively

The BMO Small-Cap Growth Fund (the Fund) returned 31.90% for the fiscal year ended August 31, 2013 versus the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, which returned 28.14% and 26.36%, respectively.

Fiscal year 2013 marked a welcome return to a focus on company fundamentals rather than geopolitical and macroeconomic risks. This renewed focus by investors, along with continued expansion of U.S. corporate earnings and an accommodative U.S. Federal Reserve, resulted in strong equity performance. Of course, the markets could not fully escape the grip of macroeconomic and geopolitical risk, as Federal Reserve Chairman Bernanke’s mere suggestion in late May that the Federal Reserve may begin “tapering” its quantitative easing program sent ripples through both the equity and fixed income markets over much of the summer. Escalating tensions in the Middle East late in the fiscal year also served as a distraction. As the fiscal year concludes, we are hopeful that investors will once again renew their focus on fundamentals rather than the latest macroeconomic headlines.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk, as we are not betting shareholders’ money on turnaround situations, nor speculating on the hopes and dreams of other investors and company management teams. We strongly believe that our strict adherence to our process continues to uncover new investment ideas that should benefit Fund returns over the coming months and years.

The Fund’s outperformance was driven by strong stock selection in the Consumer Discretionary, Energy, and Healthcare sectors, along with group underweights to Consumer Discretionary, Healthcare, and Materials. Stock selection within the Financials, Industrials, and Technology sectors were most detrimental to relative returns, along with a group overweight to the Energy and Financials sectors. The top contributors to total return for the Fund during the year were: PDC Energy, Inc. (0.0% of the Fund, 60.5%), AVG Technologies NV (3.0% of the Fund, 110.6%), and Angie’s List, Inc. (0.0% of the Fund, 103.3%). The positions most detrimental to return for the Fund were: Ebix, Inc. (0.7% of the Fund, -52.2%), Biolase, Inc. (0.4% of the Fund, -65.7%), and Acacia Research Corp. (3.1% of the Fund, -15.7%).

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	Russell 2000® GI	LSCGFI
1-year	31.90%	28.14%	26.36%
5-year	12.37%	9.01%	9.02%
10-year	11.69%	8.84%	7.73%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	Russell 2000® GI	LSCGFI
1-year	32.26%	28.14%	26.36%
5-year	12.63%	9.01%	9.02%

Since inception:
1/31/2008	10.54%	9.01%	7.63%

Expense Ratios	Gross	Net
Investor shares	1.46%	1.44%
Institutional shares	1.21%	1.19%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	9.7%
Consumer Staples	1.8
Energy	12.0
Financials	13.5

Healthcare	20.2
Industrials	15.7
Information Technology	19.5
Materials	0.9

Telecommunication Services	3.6
Other Assets & Liabilities, Net	3.1

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Pyrford International Stock Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Pyrford International Ltd.

The BMO Pyrford International Stock Fund (the Fund) returned 14.98% for the fiscal year ended August 31, 2013 versus the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) and the Lipper International Multi-Cap Core Funds Index which returned 18.66% and 17.41%, respectively.

International equity markets produced strongly positive returns for the fiscal year despite economies and corporate earnings exhibiting very disappointing growth. Equity prices were chased higher by the huge amount of liquidity that has been injected into the financial system by the various quantitative easing (otherwise known as money printing) programs pursued by leading central banks. Ordinarily this liquidity would have translated into robust credit growth in the real economy, but in a world where banks are reluctant to lend because of capital constraints and asset quality concerns and the private sector is unwilling to borrow because of already high existing levels of debt, this traditional transmission mechanism is broken. Instead, the ample liquidity is left “sloshing” around the financial system and chases capital markets asset prices higher. The unsteadiness of these foundations was witnessed in June when the very suggestion that the Federal Reserve might consider reducing or “tapering” its open-ended asset purchase program sent a chill through market sentiment.

The Fund adopted a very defensive stance during the year, concentrating on characteristics of value and quality – high dividend yield, low financial leverage and high return on equity.

The Fund underperformed the EAFE Index during the fiscal year, driven by both country allocation and stock selection. Within country allocation, the key positive contributors were the underweight position in the U.K. and the underweight exposure to the Japanese yen; the overweight position in the markets of Asia excluding Japan was a negative contributor. Stock selection was positive in Japan, Malaysia, Singapore, and Taiwan while in Eurozone and the U.K. it detracted from performance. Our on-going decision not to expose the portfolio to the significant risks of European banks also detracted from relative performance. We strongly believe that the European debt crisis has not gone away and banks remain the most exposed when the structural problems of peripheral southern Europe resurface.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	EAFE	LIMCCFI
1-year	14.98%	18.66%	17.41%

Since inception:
12/29/2011	13.56%	16.20%	15.85%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	EAFE	LIMCCFI
1-year	15.29%	18.66%	17.41%

Since inception:
12/29/2011	13.87%	16.20%	15.85%

Expense Ratios	Gross	Net
Investor shares	1.39%	1.24%
Institutional shares	1.14%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	4.9%
Consumer Staples	10.2
Energy	11.3
Financials	6.7

Healthcare	10.5
Industrials	17.9
Information Technology	9.7
Materials	7.4

Telecommunication Services	11.0
Utilities	5.5
Other Assets & Liabilities, Net	4.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Lloyd George Emerging Markets Equity Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Lloyd George Management (Europe) Ltd.

The BMO Lloyd George Emerging Markets Equity Fund (the Fund) returned -1.23% for the fiscal year ended August 31, 2013 versus the Morgan Stanley Capital International Emerging Markets Index (EMI) and the Lipper Emerging Markets Funds Index, which returned 0.54% and 1.19%, respectively.

For the fiscal year, the larger Asian markets of China, Korea, and Taiwan rose by 14.1%, 4.9% and 10.8%, respectively, mainly as result of a recently announced Chinese mini stimulus that was aimed at defending Gross Domestic Product growth targets through further credit extension and infrastructure spending. Further, both Korean and Taiwanese markets benefitted from their countries’ solid sovereign positions supported by current account surpluses and large reserves which in turn supported their currencies. The substantial economies of India and Brazil, however, underperformed, declining by 8.1% and 15.9%, respectively. Both India and Brazil continue to struggle with generating economic growth comparable to their historical levels mainly due to continuous policy paralysis that stalled the investment cycle and resulted in high inflation and tighter monetary policy.

Strong stock selection in the Philippines, Mexico, and Taiwan, where we focus largely on high quality domestic franchises in Banking, Consumer, and Telecom, contributed positively to the Fund’s returns. The Fund also benefitted from being underweight in Brazil and India. Since the Fund did not participate in the liquidity-driven, stimulus-supported rally in Chinese banks and avoided other cyclical companies that do not meet our quality investment criteria, the relatively large underweight to China, Taiwan, and Korea was a source of underperformance. On a stock basis, Philippines-based food distributor Universal Robina Corp. (3.9% of the Fund, 88.8%) and St. Shine Optical Co., Ltd. (2.2% of the Fund, 133.7%), a Taiwan-headquartered manufacturer of contact lenses, were among the Fund’s largest contributors to performance, while detractors included Jardine Cycle & Carriage, Ltd. (2.1% of the Fund, -27.1%) and South African-based specialty retailer Foschini Group, Ltd. (1.0% of the Fund, -38.8%).

We continue to focus on quality companies that are committed to growing their cash flows through the cycle and returning them to shareholders in the form of sustainable dividend payouts. We also emphasize the importance of valuation discipline as a source of creating long-term value for our investors.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	EMI	LEMFI
1-year	(1.23)%	0.54%	1.19%
Since inception:
12/22/08	11.44%	14.36%	14.49%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	EMI	LEMFI
1-year	(1.00)%	0.54%	1.19%

Since inception:
12/22/08	11.70%	14.36%	14.49%

Expense Ratios	Gross	Net
Investor shares	1.92%	1.40%
Institutional shares	1.67%	1.15%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	14.6%
Consumer Staples	10.7
Energy	2.6
Financials	27.2

Healthcare	4.2
Industrials	5.0
Information Technology	10.8
Materials	0.3

Telecommunication Services	12.9
Utilities	5.1
Other Assets & Liabilities, Net	6.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Pyrford Global Strategic Return Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Pyrford International Ltd.

The BMO Pyrford Global Strategic Return Fund (the Fund) returned 1.37% for the fiscal year ended August 31, 2013 versus the Consumer Price Index + 4% benchmark, which returned 5.65%.

Global equity markets posted strong gains during the fiscal year. High quality sovereign bond yields remained unchanged for the first half of the year before moving sharply higher from May onwards, leading to significant capital destruction at the longer end of the yield curve. Bond yields had been driven to historically low levels by the actions of central banks (Federal Reserve, Bank of England, European Central Bank, and Bank of Japan) through an assortment of unorthodox monetary tools (quantitative easing, operation twist etc). Real yields became negative which historical analysis indicates is not a situation that persists indefinitely. We anticipated this rising yield environment by holding very short duration bonds (approximately 2.4 years) which protected the Fund against the significant drawdowns suffered by bond investors in general.

Dividend yields on the world’s equity markets (especially the three largest, U.S., Japan, and U.K.) were driven to levels that cannot be justified on the basis of reasonable prospects for growth in earnings and dividends per share. Equity prices were chased higher by the huge amount of liquidity that has been injected into the financial system by the various quantitative easing (otherwise known as money printing) programs pursued by leading central banks. The unsteadiness of these foundations was witnessed in June when the very suggestion that the Federal Reserve might consider reducing or “tapering” its open-ended asset purchase program sent a chill through market sentiment.

As a result of this environment of fundamental overvaluation, we adopted a very defensive investment stance during the period. The equity weighting was maintained at a low level with small allocations to the largest markets relative to their index weightings. More significant overweight positions were held in the markets of the Asia ex-Japan region which continue to offer sound value and superior prospects for economic and corporate profit growth.

The focus of this investment stance is capital preservation within an environment of significant downside risk. Key global economic risks include the European sovereign debt crisis, U.S. fiscal consolidation and the ongoing slowdown in China and these are not discounted in prevailing market valuations. The Fund underperformed its U.S. Consumer Price Index + 4% benchmark predominantly because of this defensive positioning. Risks remain elevated and caution is warranted with a clear focus on value and quality.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	CPI4
1-year	1.37%	5.65%
Since inception:
12/29/11	2.02%	5.82%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	CPI4
1-year	1.67%	5.65%

Since inception:
12/29/11	2.25%	5.82%

Expense Ratios	Gross	Net
Investor shares	1.70%	1.24%
Institutional shares	1.45%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Consumer Discretionary	2.5%
Consumer Staples	3.0
Energy	3.9
Financials	2.1

Healthcare	1.6
Industrials	3.7
Information Technology	4.3
Materials	0.3

Telecommunication Services	3.1
Utilities	0.1
International Bonds	71.3
Other Assets & Liabilities, Net	4.1

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Ultra Short Tax-Free Fund

Fund Managers:	Craig J. Mauermann and Duane A. McAllister, CFA, began investment experience in 1997 and 1987, respectively

The BMO Ultra Short Tax-Free Fund (the Fund) returned 0.26% for the fiscal year ended August 31, 2013 versus the Barclays 1 Year Municipal Bond Index and the Blended Index benchmark (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index), which returned 0.67% and 0.34%, respectively.

Investor sentiment in the municipal market shifted significantly over the last year. At the start of the period, demand for tax-exempt bonds and bond funds was strong; money flowed into the market holding rates down and compressing yield spreads between lower and higher quality issues. In recent months, however, investors became heavy sellers reversing prior trends, yields rose sharply, and credit spreads widened. Although economic data improved marginally, the primary catalyst for the yield rise was the expectation that the Federal Reserve would soon begin to taper their quantitative easing program. The effect on the long end of the yield curve was the most dramatic, but even short-term rates were affected. To illustrate, from May through August, five-year tax-exempt yields rose eighty basis points while two-year rates were just three basis points higher.

While the Fund performed well relative to its peers over the fiscal year, the changing market trends negatively affected some of the Fund’s strategic weightings. One drag on performance came from having modest exposure to short-intermediate maturities in the Fund as the curve steepened. In addition, the widening of credit spreads clawed back some of the outperformance of prior periods from the Fund’s overweight allocation to A and BBB rated issues. Helping performance, however, was a consistent allocation of 50% or higher throughout the period to floating-rate notes, as they held their value as yields rose. The Fund’s emphasis on certain sectors, such as housing bonds, over general obligation debt also enhanced returns.

Although the recent adjustments in the market created near-term volatility, the changes ultimately enhance the dividend yield to shareholders as money is reinvested at higher rates. Relative to a year ago, the steeper tax-exempt curve, the higher level of rates, and the wider credit spreads are all positive developments for shareholders. The Fund is in an advantageous position to capitalize on market developments with a high level of liquidity. We will continue to look to capture market efficiencies as they arise.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	B1MBI	BI
1-year	0.26%	0.67%	0.34%
Since inception:
9/30/09	1.23%	1.18%	0.60%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	B1MBI	BI
1-year	0.51%	0.67%	0.34%
Since inception:
9/30/09	1.48%	1.18%	0.60%

Expense Ratios	Gross	Net

Investor shares	0.63%	0.56%

Institutional shares	0.38%	0.31%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Credit Ratings
Sector	Fund	Sector	Fund
AAA	5.1%	BBB	14.4%
AA	34.2	BB	0.6
A	35.5	NR	8.6
Other Assets & Liabilities, Net			1.6

		Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—16.8%		Housing	2.7%
School District	4.6	Industrial Revenue	6.6
State or Local	12.2	Power	1.9
Revenue Bonds—81.6		Special Tax	6.3
Appropriation	14.5	Student Loan	0.1
Education	9.5	Tobacco	0.1
General Revenue	3.4	Transportation	10.5
Healthcare	19.5	Water & Sewer	6.5
Other Assets & Liabilities, Net			1.6

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Short Tax-Free Fund

Fund Managers:	Duane A. McAllister, CFA and Erik R. Schleicher began investment experience in 1987 and 2003, respectively

The BMO Short Tax-Free Fund (the Fund) returned 0.34% for the period from inception (November 29, 2012) through the fiscal year ended August 31, 2013 versus Barclays Short (1-5 Year) Municipal Index and the Lipper Short Municipal Debt Funds Index, which returned 0.16% and -0.25%, respectively.

Investor sentiment in the municipal market shifted significantly over the last year. At the start of the period, demand for tax-exempt bonds and bond funds was strong; money flowed into the market holding rates down and compressing yield spreads between lower and higher quality issues. In recent months, however, investors became heavy sellers reversing prior trends; yields rose sharply and credit spreads widened. Although economic data improved marginally, the primary catalyst for the yield rise was the expectation that the Federal Reserve would soon begin to taper their quantitative easing program. The effect on the long end of the yield curve was the most dramatic, but even short-term rates were affected. To illustrate, from May through August five-year tax-exempt yields rose eighty basis points while two-year rates were just three basis points higher.

While the Fund performed well relative to its peers over the fiscal year, the changing market trends negatively affected some of the Fund’s strategic weightings. One drag on performance came from having modest exposure to short-intermediate maturities in the Fund as the curve steepened. In addition, the widening of credit spreads clawed back some of the outperformance of prior periods from the Fund’s overweight allocation to A and BBB rated issues. Helping performance, however, was a consistent allocation of 25% or higher throughout the period to floating-rate notes, as they held their value as yields rose. The Fund’s emphasis on certain sectors, such as housing bonds, over general obligation debt also enhanced returns.

Although the recent adjustments in the market created near-term volatility, the changes ultimately enhance the dividend yield to shareholders as money is reinvested at higher rates. Relative to a year ago, the steeper tax-exempt curve, the higher level of rates, and the wider credit spreads are all positive developments for shareholders. The Fund is in an advantageous position to capitalize on market developments with a high level of liquidity. We will continue to look to capture market efficiencies as they arise.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Cumulative
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BMS15I	LSMFI
Since inception:
11/29/12	0.34%	0.16%	(0.25)%

Cumulative
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BMS15I	LSMFI
Since inception:
11/29/12	0.45%	0.16%	(0.25)%

Expense Ratios	Gross	Net
Investor shares	1.03%	0.55%
Institutional shares	0.78%	0.40%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Credit Ratings
Sector	Fund	Secter	Fund
AAA	5.1%	BBB	11.4%
AA	33.2	BB	0.5
A	41.1	NR	7.8
Other Assets & Liabilities, Net			0.9

		Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—26.0%		Healthcare	11.6%
School District	10.9	Housing	5.5
State or Local	15.1	Industrial Revenue	3.6
Revenue Bonds—73.1		Power	2.0
Appropriation	19.2	Special Tax	4.5
Education	8.4	Transportation	8.2
General Revenue	4.2	Water & Sewer	5.9
Other Assets & Liabilities, Net			0.9

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Short-Term Income Fund

Fund Managers:	Peter J. Arts and Boyd R. Eager began investment experience in 1992 and 1997, respectively

The BMO Short-Term Income Fund (the Fund) returned 0.55% for the fiscal year ended August 31, 2013 versus the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short Investment-Grade Debt Funds Index, which returned 0.56% and 0.66%, respectively.

The bond market remains very sensitive to upcoming fundamental data as the Federal Reserve considers when to take its foot off the accelerator as economic and labor market conditions improve. However, the Federal Reserve is not expected to actually begin raising rates before 2015. Markets are preparing for rising rates while dealing with asset reallocation away from bonds, concerns over foreign growth outlooks, and other financial market concerns. Investors are caught between the weak technical condition of the bond market and expected improvement in the U.S. economic environment.

Sector selection was the primary driver of the Fund’s performance during the fiscal year. Our above-market exposure to investment grade credit benefitted the Fund during the past year as 1-3 year credit securities outperformed duration-matched Treasuries by 129 basis points over the course of the fiscal year. The Fund’s yield curve position and an allocation to longer dated securities detracted from relative performance as the yield curve steepened.

We expect to maintain a long duration position relative to the benchmark amidst a volatile trading range and will readjust term structure to take advantage of the recent steepening in the short and intermediate portion of the yield curve. The yield curve is now attractive based on historical averages for yield spread pick-up out to two to three year maturities. We will look to add incremental returns with a barbell portfolio strategy while maintaining neutral duration relative to the benchmark. In our view, upcoming fundamental data and Fed commentary may create additional yield curve inefficiencies.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	ML13	LSIGDI
1-year	0.55%	0.56%	0.66%
5-year	3.61%	2.34%	3.06%
10-year	3.46%	2.99%	2.87%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	ML13	LSIGDI
1-year	0.91%	0.56%	0.66%
5-year	3.89%	2.34%	3.06%

Since inception:
5/31/07	3.90%	3.13%	2.87%

Expense Ratios	Gross	Net
Investor shares	0.76%	0.64%
Institutional shares	0.51%	0.39%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	4.8%
Collateralized Mortgage Obligations	6.0
Commercial Mortgage Securities	9.3
Corporate Bonds & Notes	56.3

Municipals	3.4
Mutual Funds	2.9
U.S. Government & U.S. Government Agency Obligations	10.6
U.S. Government Agency— Mortgage Securities	1.6

Other Assets & Liabilities, Net	5.1

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Short-Intermediate Bond Fund

Fund Managers:	William J. Canida, CFA; Scott M. Kimball, CFA and Daniela Mardarovici, CFA, began investment experience in 1976, 2004 and 2000, respectively

The BMO Short-Intermediate Bond Fund (the Fund) returned -0.99% for the fiscal year ended August 31, 2013 versus the Barclays U.S. Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Index, which returned -1.06% and -0.29%, respectively.

Recent comments from the Federal Reserve have sparked concerns regarding when and how they will scale back its bond-purchase program. While the early part of the fiscal year saw falling interest rates and increased risk appetite from investors, we have seen a sharp increase in interest rates and an uptick in volatility beginning in early May 2013. The unemployment rate has remained a focal point of monetary policy as it remains above the Federal Reserve’s target of 6.5%. Housing has been a bright spot in economic data, but it remains to be seen whether the recovery will continue amid higher mortgage rates. In addition, we expect inflation to remain low over the near term.

Sector selection was the primary driver of the Fund’s performance during the fiscal year. Our above-market exposure to investment grade credit benefitted the Fund during the past year. An underweight to Treasuries also helped relative performance. Credit securities outperformed duration-matched Treasuries by 239 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index tightened 23 basis points to 135 over the course of the fiscal year. Security selection detracted from performance, particularly within Financial sector names.

In this environment, we continue to find attractive relative value in the U.S. credit market as spreads associated with credit securities, such as corporate bonds, provide a cushion against a potential rise in interest rates. In addition, recent underperformance of mortgage-backed securities may provide attractive opportunities versus high quality credit. Regarding term structure and duration, we will position portfolios tactically to benefit from a potential overreaction in interest rates and an eventual flattening of the yield curve.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BIGCI	LSIDF
1-year	(0.99)%	(1.06)%	(0.29)%
5-year	5.53%	4.35%	4.51%
10-year	4.35%	4.27%	3.81%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BIGCI	LSIDF
1-year	(0.74)%	(1.06)%	(0.29)%
5-year	5.80%	4.35%	4.51%

Since inception:
5/31/07	5.14%	4.80%	4.22%

Expense Ratios	Gross	Net
Investor shares	0.93%	0.81%
Institutional shares	0.68%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Corporate Bonds & Notes	57.8%
U.S. Government & U.S. Government Agency Obligations	34.7
U.S. Government Agency— Mortgage Securities	1.1
Other Assets & Liabilities, Net	6.4

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Intermediate Tax-Free Fund

Fund Managers:	John D. Boritzke, CFA and Duane A. McAllister, CFA, began investment experience in 1983 and 1987, respectively

The BMO Intermediate Tax-Free Fund (the Fund) returned -2.67% for the fiscal year ended August 31, 2013 versus the Barclays 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index, which returned -2.02% and -2.65%, respectively.

Investor sentiment in the municipal market shifted significantly over the last year. At the start of the period, demand for tax-exempt bonds and bond funds was strong; money flowed into the market holding rates down and compressing yield spreads between lower and higher quality issues. In recent months, however, investors became heavy sellers reversing prior trends; yields rose sharply and credit spreads widened. Although economic data improved marginally, the primary catalyst for the yield rise was the expectation that the Federal Reserve would soon begin to taper their quantitative easing program. The effect on the yield curve was dramatic. To illustrate, from May through August fifteen-year tax-exempt yields rose more than 150 basis points while two-year rates were just three basis points higher.

The changing market trends negatively affected some of the Fund’s strategic weightings. The most significant drag on performance came from exposure to longer maturities as the curve steepened. In addition, the widening of credit spreads clawed back some of the outperformance of prior periods from the Fund’s overweight allocation to A and BBB rated issues. Helping performance, however, was an overweight to floating rate securities, which held their value as yields rose. The Fund’s emphasis on certain sectors, such as housing bonds, over general obligation debt also enhanced returns.

Although the recent adjustments in the market created near-term volatility, the changes ultimately enhance the dividend yield to shareholders as money is reinvested at higher rates. Relative to a year ago, the steeper tax-exempt curve, the higher level of rates, and the wider credit spreads are all positive developments for shareholders going forward. The Fund is in an advantageous position to capitalize on market developments with a high level of liquidity and we will continue to look to capture market efficiencies as they arise.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BMB15I	LIMDI
1-year	(2.67)%	(2.02)%	(2.65)%
5-year	4.78%	4.29%	3.85%
10-year	4.20%	4.24%	3.65%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BMB15I	LIMDI
1-year	(2.40)%	(2.02)%	(2.65)%
Since inception:
12/27/10	4.44%	3.83%	3.73%

Expense Ratios	Gross	Net

Investor shares	0.70%	0.55%

Institutional shares	0.45%	0.45%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Credit Ratings
Sector	Fund	Sector	Fund
AAA	4.5%	BBB	11.2%
AA	41.3	BB	0.1
A	35.3	B	0.1
		NR	4.6
Other Assets & Liabilities, Net			2.9

		Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—20.3%		Housing	6.3%
School District	11.0	Industrial Revenue	1.3
State or Local	9.3	Power	2.7
Revenue Bonds—76.8		Special Tax	3.0
Appropriation	17.9	Student Loan	1.4
Education	7.5	Tobacco	0.1
General Revenue	3.3	Transportation	7.9
Healthcare	18.0	Water & Sewer	7.4
Other Assets & Liabilities, Net			2.9

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Government Income Fund

Fund Managers:	Scott M. Kimball, CFA; David M. Komberec, CFA and Daniela Mardarovici, CFA, began investment experience in 2004, 1997 and 2000, respectively

The BMO Government Income Fund (the Fund) returned -2.81% for the fiscal year ended August 31, 2013 versus the Barclays U.S. Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Index, which returned -2.37% and -1.42%, respectively.

Recent comments from the Federal Reserve have sparked concerns regarding when and how they will scale back its bond-purchase program. While the early part of the fiscal year saw falling interest rates and increased risk appetite from investors, we have seen a sharp increase in interest rates and an uptick in volatility beginning in early May 2013. The unemployment rate has remained a focal point of monetary policy as it remains above the Federal Reserve’s target of 6.5%. Housing has been a bright spot in economic data, but it remains to be seen whether the recovery will continue amid higher mortgage rates. In addition, we expect inflation to remain low over the near term.

Sector and security selection were both positive contributors to the Fund’s performance during the fiscal year. Allocations to non-agency mortgage-backed, commercial mortgage-backed and other asset-backed securities added to performance as these sectors outperformed the agency mortgage index. An allocation to investment grade corporate bonds also helped relative performance. Duration and yield curve positioning were the largest detractors from performance for the fiscal year.

In this environment, we are continuing to find attractive relative value in the U.S. credit market as spreads associated with credit securities such as corporate bonds provide a cushion against a potential rise in interest rates. In addition, recent underperformance of mortgage-backed securities may provide attractive opportunities. Regarding term structure and duration, we will position portfolios tactically to benefit from a potential overreaction in interest rates and an eventual flattening of the yield curve.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BMI	LUSMI
1-year	(2.81)%	(2.37)%	(1.42)%
5-year	4.88%	4.53%	5.07%
10-year	4.48%	4.78%	4.33%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BMI	LUSMI
1-year	(2.57)%	(2.37)%	(1.42)%
5-year	5.15%	4.53%	5.07%

Since inception:
5/31/07	5.03%	4.98%	4.72%

Expense Ratios	Gross	Net
Investor shares	0.94%	0.81%
Institutional shares	0.69%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	1.7%
Collateralized Mortgage Obligations	17.1
Commercial Mortgage Securities	8.6
U.S. Government & U.S. Government Agency Obligations	1.1

U.S. Government Agency— Mortgage Securities	84.9
Other Assets & Liabilities, Net	(13.4)

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO TCH Corporate Income Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Taplin, Canida & Habacht, LLC

The BMO TCH Corporate Income Fund (the Fund) returned 0.40% for the fiscal year ended August 31, 2013 versus the Barclays U.S. Credit Index and the Lipper Intermediate Investment-Grade Debt Funds Index, which returned -2.12% and -1.48%, respectively.

Recent comments from the Federal Reserve have sparked concerns regarding when and how they will scale back its bond-purchase program. While the early part of the fiscal year saw falling interest rates and increased risk appetite from investors, we have seen a sharp increase in interest rates and an uptick in volatility beginning in early May 2013. The unemployment rate has remained a focal point of monetary policy as it remains above the Federal Reserve’s target of 6.5%. Housing has been a bright spot in economic data, but it remains to be seen whether the recovery will continue amid higher mortgage rates. In addition, we expect inflation to remain low over the near term.

Sector, quality, and security selection were the primary drivers of the Fund’s outperformance during the fiscal year. The Fund was overweight in lower quality investment grade securities which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities by 281 basis points of excess return. The Fund also benefitted from an overweight to longer-dated credit securities which outperformed intermediate credit. Security selection also drove outperformance, particularly within Financial sector names, as these were the best performing credit subsector with 503 basis points of excess return for the fiscal year. An overweight to industrials was a slight detractor from performance, as this subsector underperformed the broader credit index.

In this environment, we are continuing to find attractive relative value in the U.S. credit market as spreads associated with credit securities, such as corporate bonds, provide a cushion against a potential rise in interest rates. Regarding term structure and duration, we will position portfolios tactically to benefit from a potential overreaction in interest rates and an eventual flattening of the yield curve.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BCCI	LIIGDFI
1-year	0.40%	(2.12)%	(1.48)%
Since inception:
12/22/08	10.39%	8.14%	7.32%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BCCI	LIIGDFI
1-year	0.54%	(2.12)%	(1.48)%

Since inception:
12/22/08	10.60%	8.14%	7.32%

Expense Ratios	Gross	Net
Investor shares	0.80%	0.60%
Institutional shares	0.55%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	2.0%
Commercial Mortgage Securities	0.8
Corporate Bonds & Notes	87.4
Municipals	0.4

Other Assets & Liabilities, Net	9.4

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO TCH Core Plus Bond Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Taplin, Canida & Habacht, LLC

The BMO TCH Core Plus Bond Fund (the Fund) returned -0.18% for the fiscal year ended August 31, 2013 versus the Barclays U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index, which returned -2.47% and -1.48%, respectively.

Recent comments from the Federal Reserve have sparked concerns regarding when and how they will scale back its bond-purchase program. While the early part of the fiscal year saw falling interest rates and increased risk appetite from investors, we have seen a sharp increase in interest rates and an uptick in volatility beginning in early May 2013. The unemployment rate has remained a focal point of monetary policy as it remains above the Federal Reserve’s target of 6.5%. Housing has been a bright spot in economic data, but it remains to be seen whether the recovery will continue amid higher mortgage rates. In addition, we expect inflation to remain low over the near term.

Sector, quality, and security selection were the primary drivers of the Fund’s outperformance during the fiscal year. Our above-market exposure to credit benefitted the Fund during the past year. Credit securities outperformed duration-matched Treasuries by 239 basis points as the option-adjusted spread of the Barclays Capital U.S. Credit Index tightened 23 basis points to 135 over the course of the fiscal year. Within credit, the Fund was overweight in lower quality investment grade securities which outperformed higher quality securities with BBB rated securities outperforming AAA rated securities by 281 basis points of excess return. The Fund also benefitted from an overweight to longer-dated credit securities which outperformed intermediate credit. The Fund’s barbelled position on the yield curve somewhat offset these positive drivers as the yield curve steepened over the fiscal year.

In this environment, we are continuing to find attractive relative value in the U.S. credit market as spreads associated with credit securities, such as corporate bonds, provide a cushion against a potential rise in interest rates. In addition, recent underperformance of mortgage-backed securities may provide attractive opportunities versus high quality credit. Regarding term structure and duration, we will position portfolios tactically to benefit from a potential overreaction in interest rates and an eventual flattening of the yield curve.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	BABI	LIIGDFI
1-year	(0.18)%	(2.47)%	(1.48)%

Since inception:
12/22/08	7.66%	4.62%	7.32%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	BABI	LIIGDFI
1-year	0.09%	(2.47)%	(1.48)%

Since inception:
12/22/08	7.92%	4.62%	7.32%

Expense Ratios	Gross	Net
Investor shares	0.78%	0.60%
Institutional shares	0.53%	0.53%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Asset-Backed Securities	2.2%
Commercial Mortgage Securities	1.1
Corporate Bonds & Notes	50.7
U.S. Government & U.S. Government Agency Obligations	23.6

U.S. Government Agency— Mortgage Securities	13.9
Other Assets & Liabilities, Net	8.5

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Monegy High Yield Bond Fund

Investment Adviser: Sub-adviser:	BMO Asset Management Corp. Monegy, Inc.

The BMO Monegy High Yield Bond Fund (the Fund) returned 5.54% for the fiscal year ended August 31, 2013 versus the Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index and the Lipper High Current Yield Funds Index, which returned 6.35% and 7.78%, respectively.

The risk-on trade experienced for much of 2012 continued through April of this year before market volatility surfaced in the form of expectations of Federal Reserve tapering and accompanying rising rates. Some of this volatility was accentuated by the growing prevalence of high yield Exchange Traded Funds, which experienced large swings in inflows and outflows. The new issuance market followed a similar pattern of near record volumes in late 2012 through much of 2013 before subsiding in recent months.

Overall, the lower rated segment (CCC) generally led the market over the past year, returning 13.60% while more treasury-sensitive BBs rose 4.92%. High yield spreads narrowed considerably through April and have since been fairly range-bound. Moody’s 12-month default rate eased to 2.8% in August versus 3.6% a year ago. We believe this will rise modestly in the intermediate term, but will remain well below historical 4.5-5% averages.

The relative performance of the Fund was largely a reflection of its construction of a diversified portfolio of attractive risk/return names with less volatility. From a sector perspective, the key contributors to the Fund’s relative performance were our name selection in Energy and Food, Beverages, and Tobacco. Conversely, the largest detractors were our underweighting of Banks and Thrifts and our picks in Metals and Mining.

Looking forward, we anticipate continued volatility as investors remain focused on the timing and pace of quantitative easing tapering. The Fund is well positioned for this type of environment and we believe U.S. high yield will continue to fare relatively well among fixed income asset classes as rates rise. We remain mindful of the escalating geo-political risks, particularly across the Middle East/North Africa, which will add to volatility across risk asset classes. We remain committed to maintaining high levels of diversification and ensuring we are being adequately compensated for the risks we are assuming.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	MLHYI	LHYFI
1-year	5.54%	6.35%	7.78%

Since inception:
12/29/11	7.43%	9.72%	10.93%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	MLHYI	LHYFI
1-year	5.80%	6.35%	7.78%

Since inception:
12/29/11	7.69%	9.72%	10.93%

Expense Ratios	Gross	Net
Investor shares	1.11%	0.91%
Institutional shares	0.86%	0.66%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2013. The Adviser has committed to continue this arrangement through December 31, 2014. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

Portfolio Sector Allocations
Sector	Fund
Corporate Bonds & Notes	94.1%
Other Assets & Liabilities, Net	5.9

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Government Money Market Fund

Fund Managers:	Peter J. Arts; Boyd R. Eager and Genevieve C. Lynkiewicz, CFA, began investment experience in 1992, 1997 and 2000, respectively

The BMO Government Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2013 versus the iMoneyNet, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

The bond market remains very sensitive to upcoming fundamental data as the Federal Reserve considers when to take its foot off the accelerator as economic and labor market conditions improve. However, the Federal Reserve is not expected to actually begin raising rates before 2015. Markets are preparing for rising rates while dealing with asset reallocation away from bonds, concerns over foreign growth outlooks and other financial market concerns. Investors are caught between the weak technical condition of the bond market and expected improvement in the U.S. economic environment.

The Fund continued to perform in line with its peers with almost all money market funds receiving expense subsidies to ensure positive returns. The London Inter-Bank Offer Rate (LIBOR) and the Federal Reserve Funds rate dropped significantly over the fiscal year, challenging money market returns. Despite debt ceiling debate, sequestration, and the continuing resolution, yields on government securities have remained extremely low over the last year. Government securities sold off in the latter part of the fiscal year as markets reacted to the Federal Reserve’s comments in May about tapering bond purchases. While very short-term yields have remained anchored between 0-0.25%, the announcement presented some buying opportunities in the one-year maturity space. We also continue to see value in the municipal variable rate demand note market.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	INGMMI	LUSGMMFI
1-year	0.01%	0.01%	0.01%
5-year	0.12%	0.06%	0.10%

Since inception:
5/17/04	1.63%	1.38%	1.49%
7-day Current Yield	0.01%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	INGMMI	LUSGMMFI
1-year	0.01%	0.01%	0.01%
5-year	0.19%	0.06%	0.10%

Since inception:
5/28/04	1.78%	1.39%	1.49%
7-day Current Yield	0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Municipals	13.4%
Mutual Funds	3.5
Repurchase Agreements	59.5
U.S. Government & U.S. Government Agency Obligations	23.6

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann, began investment experience in 1997

The BMO Tax-Free Money Market Fund (the Fund) returned 0.02% for the fiscal year ended August 31, 2013 versus the iMoneyNet, Inc. Fund Report/Tax-Free National Retail and the Lipper Tax-Exempt Money Market Funds Index, which returned 0.01% and 0.01%, respectively.

The U.S. economy has been in a painfully slow-paced recovery for the past five years. The unemployment rate stands at 7.3%; certainly better than the 8.1% it was at a year ago, but nowhere near as good as the 4.5% range we had for most of 2006 and 2007. Today’s labor participation rate of 63.2% is the lowest since August 1978, so if all the people who have stopped looking for work were counted, the unemployment rate would be substantially higher. We are encouraged by home prices rising, a rebound in car sales, and continued growth in spending in restaurants, malls, and home improvement stores. Until we have a much better jobs picture, however, we are not really “recovered.”

We make this somewhat depressing observation because it explains why the Federal Reserve is keeping the overnight lending rate at near zero and why the Federal Reserve is still buying about $85 billion per month of U.S. Treasury Bonds and mortgage securities. Over the past year, we have witnessed continued slow improvement in the U.S. economy, aided by relative economic and political calm globally. The Federal Reserve has stated that until the unemployment rate falls to 6.5%, the overnight lending rate is unlikely to rise through 2015; a position that has not changed in the past year.

A year ago, the municipal bond market was continuing to rally to new highs. That changed beginning in May of this year as the Federal Reserve began hinting at cutting back on purchases, a step that will precede any increase in the Federal Reserve Funds rate. Since May, the bond market has sold off, with the long end steepening substantially, while the money market portion has remained anchored with near-zero rates.

The Fund performed well during the past year versus peers, though the yield of the Fund continued to decline. Average maturity was positioned roughly in-line with others. We would like to extend maturity somewhat from here, but we will not do it at rates that would be adverse should the Federal Reserve be forced to raise rates earlier than expected. We think very low rates will persist, but remain optimistic that our steady approach to investing will allow selective buying to add value. The Fund remains widely diversified across states, sectors and industries to protect your principal balance.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	IMNTFNR	LTEMMFI
1-year	0.02%	0.01%	0.01%
5-year	0.37%	0.17%	0.17%

Since inception:
9/22/04	1.36%	1.13%	1.14%
7-day Current Yield	0.03%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	IMNTFNR	LTEMMFI
1-year	0.13%	0.01%	0.01%
5-year	0.59%	0.17%	0.17%

Since inception:
6/29/05	1.57%	1.11%	1.12%
7-day Current Yield	0.08%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Municipals	100.1%
Mutual Funds	0.4
Other Assets & Liabilities, Net	(0.5)

Total	100.0%

Municipal Issuance/Industry Type
Issuance/ Industry	Fund	Issuance/ Industry	Fund
General Obligation—19.7%		Healthcare	14.8%
School District	7.2	Housing	6.9
State or Local	12.5	Industrial Revenue	13.1
Revenue Bonds—80.4		Power	0.8
Appropriation	5.5	Special Tax	11.9
Education	9.0	Transportation	3.1
General Revenue	4.8	Water & Sewer	10.5
Other Assets & Liabilities, Net			(0.1)

		Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Annual Report—Commentary	BMO Prime Money Market Fund

Fund Managers:	Peter J. Arts; Boyd R. Eager and Genevieve C. Lynkiewicz, CFA, began investment experience in 1992, 1997 and 2000, respectively

The BMO Prime Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2013 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.02% and 0.01%, respectively.

The bond market remains very sensitive to upcoming fundamental data as the Federal Reserve considers when to take its foot off the accelerator as economic and labor market conditions improve. However, the Federal Reserve is not expected to actually begin raising rates before 2015. Markets are preparing for rising rates while dealing with asset reallocation away from bonds, concerns over foreign growth outlooks and other financial market concerns. Investors are caught between the weak technical condition of the bond market and expected improvement in the U.S. economic environment.

The Fund continued to perform in line with its peers with almost all money market funds receiving expense subsidies to ensure positive returns. The London Inter-Bank Offer Rate (LIBOR) and the Federal Reserve Funds rate dropped significantly over the fiscal year, challenging money market returns. Short-term paper has been in limited supply relative to demand as corporations are flush with cash. In addition, debt issuance has tended to be further out on the yield curve as borrowers lock in historically low yield and spread levels. The Fund’s investments in short term asset backed commercial paper and one year floating rate securities added incremental performance over the last year. Both corporate and government securities sold off in the latter part of the fiscal year as markets reacted to the Federal Reserve’s comments in May about tapering bond purchases. While very short-term yields have remained anchored between 0-0.25%, the announcement presented some buying opportunities in the one-year maturity space. We also continue to see value in the municipal variable rate demand note market.

Growth of an Assumed $10,000 Investment

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2003 to August 31, 2013.

Average Annual
Total Returns Investor Class (Y)
As of 8/31/2013
	Fund	MFRA	LMMFI
1-year	0.01%	0.02%	0.01%
5-year	0.24%	0.14%	0.18%
10-year	1.70%	1.50%	1.54%
7-day Current Yield	0.01%

Average Annual
Total Returns Institutional Class (I)
As of 8/31/2013
	Fund	MFRA	LMMFI
1-year	0.08%	0.02%	0.01%
5-year	0.42%	0.14%	0.18%
10-year	1.92%	1.50%	1.54%
7-day Current Yield	0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofundsus.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations
Sector	Fund
Certificates of Deposit	18.9%
Commercial Paper	39.1
Corporate Bonds & Notes	0.7
Funding Agreements	2.9

Municipals	13.6
Mutual Funds	4.3
Notes-Variable	5.2
Repurchase Agreements	10.2

Trust Demand Notes	3.6
U.S. Government & U.S. Government Agency Obligations	1.5

Total	100.0%

Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2013 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2013 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 28, 2012. Each Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Fund/Benchmark Comparison per Fund		Explanation
Low Volatility Equity Fund	Russell 1000® I—Russell 1000® Index	The Russell 1000® Index consists of approximately 1,000 of the largest companies in the U.S. equity markets.(4)
	LLCCFI—Lipper Large-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Value Fund	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	LMVFI—Lipper Multi-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Dividend Income Fund	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	S&P500®—Standard & Poor’s 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
	LEIFI—Lipper Equity Income Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Growth Fund	Russell 1000® GI—Russell 1000® Growth Index	The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	LMLCGFI—Lipper Multi-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Value Fund	RMCVI—Russell Midcap® Value Index	The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(4)
	LMCVFI—Lipper Mid-Cap Value Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Growth Fund	RMCGI—Russell Midcap® Growth Index	The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(4)
	LMCGFI—Lipper Mid-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Value Fund(1)	Russell 2000® VI—Russell 2000® Value Index	The Russell 2000® VI measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	LSCCFI—Lipper Small-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Growth Fund(1)	Russell 2000® GI—Russell 2000® Growth Index	The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	LSCGFI—Lipper Small-Cap Growth Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Pyrford International Stock Fund(3)	EAFE—Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	LIMCCFI—Lipper International Multi-Cap Core Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Lloyd George Emerging Markets Equity Fund(3)	EMI—Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index (EMI) is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(5)
	LEMFI—Lipper Emerging Markets Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford Global Strategic Return Fund(3)	CPI4—Consumer Price Index (CPI) + 4%	The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.(5)
Ultra Short Tax-Free Fund(2)(6)	B1MBI—Barclays 1 Year Municipal Bond Index	The B1MBI is the 1 year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity.(4)
	BI—Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	The BI consists of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays Capital 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(4)
Short Tax-Free Fund(2)(6)	BMS15I—Barclays Short (1-5 Year) Municipal Index	The Barclays Short (1-5 Year) Municipal Index includes invetment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.(4)
	LSMFI—Lipper Short Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Term Income Fund(6)	ML13—Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.(4)
	LSIGDI—Lipper Short Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Intermediate Bond Fund(6)	BIGCI—Barclays U.S. Intermediate Government/Credit Bond Index	The BIGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(4)
	LSIDF—Lipper Short-Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Intermediate Tax-Free Fund(2)(6)	BMB15I—Barclays 1-15 Year Blend Municipal Bond Index	The BMB15I is the 1-15 year Blend component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(4)
	LIMDI—Lipper Intermediate Municipal Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Income Fund(6)	BMI—Barclays U.S. MBS Index	The BMI is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(4)
	LUSMI—Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
TCH Corporate Income Fund(6)	BCCI—Barclays U.S. Credit Index	Barclays U.S. Credit Index (BCCI) represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(4)
	LIIGDFI—Lipper Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Core Plus Bond Fund(6)	BABI—Barclays U.S Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	LIIGDFI—Lipper Intermediate Investment-Grade Debt Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Monegy High Yield Bond Fund(3)(6)	MLHYI—Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	The MLHYI is a benchmark index for high yield corporate bonds which excludes lower-rated securities and caps exposure to any one issuer at 2% and is administrated by Merrill Lynch.(4)
	LHYFI—Lipper High Current Yield Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Money Market Fund	INGMMI—iMoneyNet, Inc. Government Money Market Index	The INGMMI is an average of money funds with investment objectives similar to that of the Fund.
	LUSGMMFI—Lipper U.S. Government Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Tax-Free Money Market Fund	IMNTFNR—iMoneyNet, Inc. Fund Report/Tax-Free National Retail	The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund.
	LTEMMFI—Lipper Tax-Exempt Money Market Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Prime Money Market Fund	MFRA—iMoneyNet, Inc. Money Fund Report Averages	The MFRA is an average of money funds with investment objectives similar to that of the Fund.
	LMMFI—Lipper Money Market Instrument Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

(1)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.
(2)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(3)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(4)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(5)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(6)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2013

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2013 (3/1/13-8/31/13).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning account value 3/1/13	Ending account value 8/31/13	Annualized Expense Ratio(1)	Expenses paid during period 3/1/13- 8/31/13(1)	Beginning account value 3/1/13	Ending account value 8/31/13	Annualized Expense Ratio(1)	Expenses paid during period 3/1/13- 8/31/13(1)
Low Volatility Equity Fund
Actual	$1,000.00	$1,064.10	0.90%	$4.68	$1,000.00	$1,065.50	0.65%	$3.38
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.90	4.58	1,000.00	1,021.73	0.65	3.31
Large-Cap Value Fund
Actual	1,000.00	1,083.70	1.24	6.49	1,000.00	1,085.60	0.99	5.19
Hypothetical (5% return before expenses)	1,000.00	1,018.77	1.24	6.29	1,000.00	1,020.03	0.99	5.02
Dividend Income Fund
Actual	1,000.00	1,070.20	0.90	4.69	1,000.00	1,072.20	0.65	3.39
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.90	4.58	1,000.00	1,021.73	0.65	3.31
Large-Cap Growth Fund
Actual	1,000.00	1,077.10	1.24	6.50	1,000.00	1,078.90	0.99	5.19
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,020.01	0.99	5.04
Mid-Cap Value Fund
Actual	1,000.00	1,123.10	1.20	6.41	1,000.00	1,124.00	0.95	5.08
Hypothetical (5% return before expenses)	1,000.00	1,018.96	1.20	6.09	1,000.00	1,020.21	0.95	4.83
Mid-Cap Growth Fund
Actual	1,000.00	1,055.20	1.21	6.27	1,000.00	1,056.80	0.96	4.99
Hypothetical (5% return before expenses)	1,000.00	1,018.89	1.21	6.16	1,000.00	1,020.15	0.96	4.90
Small-Cap Value Fund
Actual	1,000.00	1,116.00	1.24	6.62	1,000.00	1,117.30	0.99	5.29
Hypothetical (5% return before expenses)	1,000.00	1,018.74	1.24	6.31	1,000.00	1,020.00	0.99	5.05
Small-Cap Growth Fund
Actual	1,000.00	1,129.70	1.40	7.52	1,000.00	1,131.50	1.15	6.19
Hypothetical (5% return before expenses)	1,000.00	1,017.94	1.40	7.13	1,000.00	1,019.20	1.15	5.86
Pyrford International Stock Fund
Actual	1,000.00	1,045.00	1.24	6.39	1,000.00	1,046.70	0.99	5.11
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,020.01	0.99	5.04

Expense Example (Unaudited) (continued)

	Investor				Institutional
Fund	Beginning account value 3/1/13	Ending account value 8/31/13	Annualized Expense Ratio(1)	Expenses paid during period 3/1/13- 8/31/13(1)	Beginning account value 3/1/13	Ending account value 8/31/13	Annualized Expense Ratio(1)	Expenses paid during period 3/1/13- 8/31/13(1)
Lloyd George Emerging Markets Equity Fund
Actual	$1,000.00	$892.80	1.40%	$6.68	$1,000.00	$894.30	1.15%	$5.49
Hypothetical (5% return before expenses)	1,000.00	1,017.94	1.40	7.12	1,000.00	1,019.20	1.15	5.85
Pyrford Global Strategic Return Fund
Actual	1,000.00	1,004.90	1.24	6.27	1,000.00	1,006.80	0.99	5.01
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,020.01	0.99	5.04
Ultra Short Tax-Free Fund
Actual	1,000.00	998.40	0.55	2.77	1,000.00	1,000.70	0.30	1.51
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,023.49	0.30	1.53
Short Tax-Free Fund
Actual	1,000.00	989.20	0.55	2.75	1,000.00	989.90	0.40	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,022.99	0.40	2.04
Short-Term Income Fund
Actual	1,000.00	995.00	0.60	3.02	1,000.00	996.30	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.60	3.06	1,000.00	1,023.24	0.35	1.78
Short-Intermediate Bond Fund
Actual	1,000.00	981.00	0.80	4.00	1,000.00	982.20	0.55	2.75
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.80	4.08	1,000.00	1,022.23	0.55	2.80
Intermediate Tax-Free Fund
Actual	1,000.00	955.70	0.55	2.71	1,000.00	956.70	0.34	1.70
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,023.26	0.34	1.76
Government Income Fund
Actual	1,000.00	971.20	0.80	3.98	1,000.00	971.40	0.55	2.74
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.80	4.08	1,000.00	1,022.22	0.55	2.81
TCH Corporate Income Fund
Actual	1,000.00	969.40	0.59	2.93	1,000.00	969.80	0.49	2.43
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.59	3.01	1,000.00	1,022.53	0.49	2.50
TCH Core Plus Bond Fund
Actual	1,000.00	966.50	0.59	2.92	1,000.00	968.10	0.41	2.05
Hypothetical (5% return before expenses)	1,000.00	1,022.03	0.59	3.00	1,000.00	1,022.92	0.41	2.10
Monegy High Yield Bond Fund
Actual	1,000.00	1,004.90	0.90	4.54	1,000.00	1,007.10	0.65	3.29
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.90	4.58	1,000.00	1,021.72	0.65	3.31
Government Money Market Fund
Actual	1,000.00	1,000.10	0.10	0.49	1,000.00	1,000.10	0.10	0.49
Hypothetical (5% return before expenses)	1,000.00	1,024.51	0.10	0.50	1,000.00	1,024.51	0.10	0.49
Tax-Free Money Market Fund
Actual	1,000.00	1,000.10	0.27	1.38	1,000.00	1,000.50	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.62	0.27	1.40	1,000.00	1,023.99	0.20	1.02
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.23	1.15	1,000.00	1,000.20	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.85	0.23	1.16	1,000.00	1,023.99	0.20	1.02

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2013 through August 31, 2013, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2013

Schedules of Investments

Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 98.1%

Consumer Discretionary — 14.1%

Apparel Retail — 1.7%
TJX Cos., Inc.	13,151	$ 693,321

Automotive Retail — 3.4%
AutoZone, Inc. (2)	1,592	668,544
O’Reilly Automotive, Inc. (2)	6,049	742,273

		1,410,817

Department Stores — 1.2%
Dillard’s, Inc., Class A	4,440	338,594
Kohl’s Corp.	3,155	161,883

		500,477

General Merchandise Stores — 4.6%
Dollar General Corp. (2)	13,850	747,485
Dollar Tree, Inc. (2)	6,422	338,439
Family Dollar Stores, Inc.	1,674	119,172
Target Corp.	11,362	719,328

		1,924,424

Publishing — 1.7%
John Wiley & Sons, Inc., Class A	9,232	404,362
Morningstar, Inc.	4,147	311,398

		715,760

Restaurants — 1.0%
McDonald’s Corp.	4,210	397,256

Specialty Stores — 0.5%
PetSmart, Inc.	3,047	214,600

Total Consumer Discretionary		5,856,655

Consumer Staples — 19.6%

Drug Retail — 0.3%
CVS Caremark Corp.	818	47,485
Walgreen Co.	2,080	99,985

		147,470

Food Distributors — 0.2%
Sysco Corp.	2,117	67,786

Food Retail — 1.1%
Kroger Co.	12,040	440,664

Household Products — 5.7%
Church & Dwight Co., Inc.	6,092	361,560
Clorox Co.	4,724	390,675
Colgate-Palmolive Co.	7,175	414,500
Kimberly-Clark Corp.	7,859	734,659
Procter & Gamble Co.	6,203	483,152

		2,384,546

Hypermarkets & Super Centers — 2.1%
Costco Wholesale Corp.	1,936	216,580
Wal-Mart Stores, Inc.	9,225	673,241

		889,821

Packaged Foods & Meats — 6.8%
ConAgra Foods, Inc.	19,765	668,452
General Mills, Inc.	14,809	730,380
Hershey Co.	7,175	659,741
Kellogg Co.	11,391	691,548
McCormick & Co., Inc.	1,367	92,478

		2,842,599

Soft Drinks — 3.2%
Dr. Pepper Snapple Group, Inc.	13,497	604,126
PepsiCo, Inc.	8,939	712,706

		1,316,832

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Tobacco — 0.2%
Lorillard, Inc.	1,731	$ 73,221

Total Consumer Staples		8,162,939

Energy — 0.7%

Integrated Oil & Gas — 0.7%
Exxon Mobil Corp.	3,468	302,271

Financials — 14.6%

Office REIT’s — 0.6%
Piedmont Office Realty Trust, Inc., Class A	14,536	249,729

Property & Casualty Insurance — 3.9%
Allied World Assurance Co. Holdings AG	8,088	741,912
Erie Indemnity Co., Class A	1,979	145,971
ProAssurance Corp.	952	44,877
Travelers Cos., Inc.	1,600	127,840
W.R. Berkley Corp.	899	36,967
White Mountains Insurance Group, Ltd.	905	506,574

		1,604,141

Regional Banks — 1.7%
BOK Financial Corp.	10,868	696,530

Reinsurance — 6.7%
Everest Re Group, Ltd.	5,351	732,819
PartnerRe, Ltd.	8,426	734,326
RenaissanceRe Holdings, Ltd.	7,856	686,614
Validus Holdings, Ltd.	18,850	652,399

		2,806,158

Residential REIT’s — 1.7%
Essex Property Trust, Inc.	406	58,184
Home Properties, Inc.	11,221	647,452

		705,636

Total Financials		6,062,194

Healthcare — 24.5%

Healthcare Distributors — 4.1%
AmerisourceBergen Corp.	14,812	843,099
Cardinal Health, Inc.	1,540	77,431
McKesson Corp.	6,318	767,069

		1,687,599

Healthcare Equipment — 2.9%
Becton, Dickinson and Co.	2,053	199,921
C.R. Bard, Inc.	6,715	771,352
CareFusion Corp. (2)	7,059	253,065

		1,224,338

Healthcare Facilities — 1.2%
VCA Antech, Inc. (2)	19,082	520,748

Healthcare Services — 3.7%
Laboratory Corporation of America Holdings (2)	7,781	744,797
MEDNAX, Inc. (2)	970	94,449
Quest Diagnostics, Inc.	12,300	721,026

		1,560,272

Managed Healthcare — 2.9%
Cigna Corp.	6,300	495,747
Humana, Inc.	7,710	709,937

		1,205,684

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals — 9.7%
Actavis, Inc. (2)	5,099	$ 689,283
Bristol-Myers Squibb Co.	6,621	276,029
Eli Lilly & Co.	9,107	468,100
Johnson & Johnson	8,881	767,407
Merck & Co., Inc.	1,395	65,969
Mylan, Inc. (2)	22,898	809,215
Perrigo Co.	2,574	312,870
Pfizer, Inc.	14,690	414,405
Salix Pharmaceuticals, Ltd. (2)	3,223	215,748

		4,019,026

Total Healthcare		10,217,667

Industrials — 2.0%

Aerospace & Defense — 2.0%
Lockheed Martin Corp.	6,944	850,084

Information Technology — 7.9%

Application Software — 1.8%
Synopsys, Inc. (2)	20,126	729,769

Computer Hardware — 0.9%
Apple, Inc.	740	360,417

Computer Storage & Peripherals — 2.2%
EMC Corp.	8,551	220,445
NetApp, Inc.	17,137	711,871

		932,316

Consulting & Other Services — 1.8%
Amdocs, Ltd.	20,771	765,619

Data Processing & Outsourced Services — 0.8%
Alliance Data Systems Corp. (2)	1,705	333,668

Internet Software & Services — 0.4%
VeriSign, Inc. (2)	3,200	153,568

Total Information Technology		3,275,357

Materials — 3.4%

Metal & Glass Containers — 1.7%
Silgan Holdings, Inc.	15,072	711,097

Specialty Chemicals — 1.7%
Sigma-Aldrich Corp.	8,600	709,242

Total Materials		1,420,339

Telecommunication Services — 3.5%

Integrated Telecommunication Services — 3.2%
AT&T, Inc.	17,655	597,269
Verizon Communications, Inc.	15,316	725,672

		1,322,941

Wireless Telecommunication Services — 0.3%
SBA Communications Corp., Class A (2)	1,707	128,025

Total Telecommunication Services		1,450,966

Utilities — 7.8%

Electric Utilities — 4.0%
American Electric Power Co., Inc.	15,021	642,899
Entergy Corp.	3,336	210,935
Southern Co.	12,907	537,189
Xcel Energy, Inc.	9,290	259,377

		1,650,400

Description	Shares	Value
Common Stocks (continued)

Utilities (continued)

Multi-Utilities — 3.1%
Consolidated Edison, Inc.	10,963	$ 616,450
DTE Energy Co.	10,262	686,220

		1,302,670

Water Utilities — 0.7%
American Water Works Co., Inc.	7,481	304,776

Total Utilities		3,257,846

Total Common Stocks (identified cost $39,760,785)		40,856,318

Short-Term Investments — 2.0%

Mutual Funds — 2.0%
BMO Prime Money Market Fund, Class I, 0.015% (10)	833,988	833,988

Total Short-Term Investments (identified cost $833,988)		833,988

Total Investments — 100.1% (identified cost $40,594,773)		41,690,306
Other Assets and Liabilities — (0.1)%		(61,228)

Total Net Assets — 100.0%		$41,629,078

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 10.9%

Apparel Retail — 1.6%
Abercrombie & Fitch Co., Class A	17,634	$ 622,656
Gap, Inc. (1)	67,299	2,721,572

		3,344,228

Auto Parts & Equipment — 3.2%
Delphi Automotive PLC (1)	69,230	3,809,034
Lear Corp.	42,973	2,954,394

		6,763,428

Cable & Satellite — 3.1%
Comcast Corp., Class A	72,893	3,068,066
DIRECTV Group, Inc., Class A (2)	62,988	3,664,642

		6,732,708

Department Stores — 3.0%
Dillard’s, Inc., Class A (1)	32,353	2,467,240
Macy’s, Inc.	87,934	3,906,908

		6,374,148

Total Consumer Discretionary		23,214,512

Consumer Staples — 7.6%

Drug Retail — 1.6%
CVS Caremark Corp. (1)	58,674	3,406,026

Food Retail — 2.0%
Kroger Co. (1)	115,142	4,214,197

Household Products — 0.6%
Energizer Holdings, Inc. (1)	13,810	1,364,842

Hypermarkets & Super Centers — 0.8%
Wal-Mart Stores, Inc.	23,248	1,696,639

Packaged Foods & Meats — 1.4%
Tyson Foods, Inc., Class A	107,427	3,110,012

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Soft Drinks — 1.2%
Coca-Cola Enterprises, Inc.	66,668	$ 2,493,383

Total Consumer Staples		16,285,099

Energy — 15.3%

Integrated Oil & Gas — 10.1%
Chevron Corp. (1)	78,159	9,412,688
Exxon Mobil Corp. (1)	113,030	9,851,695
Statoil ASA, ADR	106,431	2,336,161

		21,600,544

Oil & Gas-Drilling — 1.9%
Helmerich & Payne, Inc. (1)	63,002	3,971,646

Oil & Gas-Exploration & Production — 0.4%
Anadarko Petroleum Corp.	9,600	877,632

Oil & Gas-Refining & Marketing — 2.9%
Marathon Petroleum Corp.	10,808	783,688
Tesoro Corp.	42,851	1,975,003
Valero Energy Corp.	97,182	3,452,876

		6,211,567

Total Energy		32,661,389

Financials — 28.3%

Asset Management & Custody Banks — 4.0%
Ameriprise Financial, Inc.	54,158	4,665,712
Franklin Resources, Inc. (1)	81,498	3,761,947

		8,427,659

Consumer Finance — 3.7%
Capital One Financial Corp.	51,045	3,294,955
Discover Financial Services	98,960	4,675,860

		7,970,815

Diversified Banks — 4.1%
Wells Fargo & Co.	213,682	8,778,057

Life & Health Insurance — 1.5%
Unum Group	109,023	3,219,449

Multi-line Insurance — 2.0%
American Financial Group, Inc. (1)	37,762	1,945,876
Assurant, Inc. (1)	43,417	2,302,837

		4,248,713

Other Diversified Financial Services — 2.9%
JPMorgan Chase & Co.	120,411	6,084,368

Property & Casualty Insurance — 3.6%
Allstate Corp.	40,568	1,944,018
Axis Capital Holdings, Ltd. (1)	41,834	1,798,444
Travelers Cos., Inc.	50,571	4,040,623

		7,783,085

Regional Banks — 2.8%
Fifth Third Bancorp	221,886	4,058,295
Huntington Bancshares, Inc.	228,062	1,879,231

		5,937,526

Reinsurance — 2.5%
Everest Re Group, Ltd. (1)	16,834	2,305,416
PartnerRe, Ltd. (1)	25,379	2,211,780
RenaissanceRe Holdings, Ltd.	9,800	856,520

		5,373,716

Retail REIT’s — 0.5%
CBL & Associates Properties, Inc. (1)	53,370	1,024,704

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Specialized Finance — 0.4%
Moody’s Corp. (1)	14,200	$ 902,552

Specialized REIT’s — 0.3%
Extra Space Storage, Inc. (1)	16,300	672,049

Total Financials		60,422,693

Healthcare — 9.9%

Biotechnology — 2.9%
Amgen, Inc.	36,286	3,952,997
United Therapeutics Corp. (1)(2)	32,926	2,334,782

		6,287,779

Healthcare Equipment — 1.0%
Medtronic, Inc.	43,218	2,236,532

Pharmaceuticals — 6.0%
Eli Lilly & Co. (1)	60,119	3,090,116
Mylan, Inc. (1)(2)	123,205	4,354,065
Pfizer, Inc.	187,504	5,289,488

		12,733,669

Total Healthcare		21,257,980

Industrials — 9.1%

Aerospace & Defense — 3.3%
Boeing Co. (1)	6,188	643,057
Exelis, Inc.	50,000	735,500
Northrop Grumman Corp.	21,990	2,029,017
Raytheon Co. (1)	49,665	3,745,238

		7,152,812

Airlines — 2.4%
Alaska Air Group, Inc.	17,908	1,013,951
Southwest Airlines Co. (1)	320,528	4,105,964

		5,119,915

Construction & Farm Machinery & Heavy Trucks — 1.3%
AGCO Corp. (1)	48,120	2,721,667

Electrical Components & Equipment — 0.4%
EnerSys, Inc.	14,616	749,509

Industrial Conglomerates — 0.8%
General Electric Co.	75,017	1,735,893

Industrial Machinery — 0.9%
Dover Corp.	23,825	2,026,316

Total Industrials		19,506,112

Information Technology — 9.5%

Communications Equipment — 3.1%
Cisco Systems, Inc.	281,767	6,567,989

Computer Hardware — 1.5%
Apple, Inc.	6,700	3,263,235

Computer Storage & Peripherals — 1.4%
Seagate Technology PLC (1)	80,583	3,087,941

Electronic Manufacturing Services — 0.6%
Jabil Circuit, Inc. (1)	54,000	1,232,280

Systems Software — 2.9%
CA, Inc.	32,600	953,550
Microsoft Corp.	26,026	869,268
Symantec Corp.	167,846	4,298,536

		6,121,354

Total Information Technology		20,272,799

Materials — 3.7%

Fertilizers & Agricultural Chemicals — 1.9%
CF Industries Holdings, Inc. (1)	20,880	3,974,299

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials (continued)

Paper Packaging — 1.8%
Graphic Packaging Holding Co. (2)	75,046	$ 623,632
Rock Tenn Co., Class A	28,868	3,207,524

		3,831,156

Total Materials		7,805,455

Utilities — 3.6%

Electric Utilities — 1.2%
Pinnacle West Capital Corp. (1)	21,036	1,141,624
Portland General Electric Co.	54,095	1,558,477

		2,700,101

Gas Utilities — 0.5%
UGI Corp.	26,100	1,023,120

Independent Power Producers & Energy Traders — 1.9%
AES Corp. (1)	315,481	4,009,763

Total Utilities		7,732,984

Total Common Stocks (identified cost $172,666,592)		209,159,023

Short-Term Investments — 36.2%

Collateral Pool Investments for Securities on Loan — 34.3%

Collateral pool allocation (12)		73,242,108

Mutual Funds — 1.9%
BMO Prime Money Market Fund, Class I, 0.015% (10)	4,135,292	4,135,292

Total Short-Term Investments (identified cost $77,377,400)		77,377,400

Total Investments — 134.1% (identified cost $250,043,992)		286,536,423
Other Assets and Liabilities — (34.1)%		(72,933,258)

Total Net Assets — 100.0%		$213,603,165

Dividend Income Fund

Description	Shares	Value
Common Stocks — 97.2%

Consumer Discretionary — 10.6%

Cable & Satellite — 3.5%
Comcast Corp., Class A	40,296	$1,696,059
Time Warner Cable, Inc.	18,870	2,025,694

		3,721,753

Department Stores — 1.1%
Macy’s, Inc.	26,217	1,164,822

Distributors — 0.4%
Genuine Parts Co.	5,599	431,179

Home Furnishings — 1.4%
Leggett & Platt, Inc.	51,459	1,488,194

Home Improvement Retail — 1.3%
Home Depot, Inc.	18,729	1,395,123

Leisure Products — 1.4%
Mattel, Inc.	37,714	1,527,417

Publishing — 0.5%
Gannett Co., Inc.	24,360	586,833

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Specialty Stores — 1.0%
Staples, Inc. (1)	74,999	$ 1,043,236

Total Consumer Discretionary		11,358,557

Consumer Staples — 10.3%

Household Products — 1.5%
Kimberly-Clark Corp.	17,331	1,620,102

Hypermarkets & Super Centers — 0.7%
Wal-Mart Stores, Inc.	9,462	690,537

Packaged Foods & Meats — 2.6%
ConAgra Foods, Inc.	34,830	1,177,950
Kraft Foods Group, Inc.	31,493	1,630,393

		2,808,343

Soft Drinks — 0.5%
PepsiCo, Inc.	6,759	538,895

Tobacco — 5.0%
Altria Group, Inc.	64,065	2,170,522
Lorillard, Inc.	36,728	1,553,594
Philip Morris International, Inc.	20,181	1,683,903

		5,408,019

Total Consumer Staples		11,065,896

Energy — 10.7%

Integrated Oil & Gas — 3.3%
Chevron Corp. (1)	21,722	2,615,981
Occidental Petroleum Corp.	10,176	897,625

		3,513,606

Oil & Gas-Exploration & Production — 2.7%
ConocoPhillips	27,185	1,802,365
Marathon Oil Corp.	32,427	1,116,462

		2,918,827

Oil & Gas-Refining & Marketing — 1.7%
Marathon Petroleum Corp.	17,371	1,259,571
Valero Energy Corp.	15,120	537,214

		1,796,785

Oil & Gas-Storage & Transportation — 3.0%
Spectra Energy Corp.	49,402	1,635,700
Williams Cos., Inc.	43,017	1,558,936

		3,194,636

Total Energy		11,423,854

Financials — 14.9%

Asset Management & Custody Banks — 1.5%
Ameriprise Financial, Inc.	6,585	567,298
BlackRock, Inc.	1,989	517,776
Invesco, Ltd. (1)	17,320	525,835

		1,610,909

Consumer Finance — 4.5%
Capital One Financial Corp.	14,150	913,382
Discover Financial Services	25,599	1,209,553
SLM Corp.	112,102	2,689,327

		4,812,262

Diversified Banks — 3.1%
U.S. Bancorp (1)	28,274	1,021,540
Wells Fargo & Co.	56,079	2,303,725

		3,325,265

Insurance Brokers — 0.5%
Marsh & McLennan Cos., Inc. (1)	13,659	563,161

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Life & Health Insurance — 1.0%
Prudential Financial, Inc.	14,547	$ 1,089,279

Other Diversified Financial Services — 1.7%
JPMorgan Chase & Co.	36,959	1,867,538

Property & Casualty Insurance — 1.5%
ACE, Ltd. (1)	12,184	1,068,781
Chubb Corp.	6,366	529,460

		1,598,241

Specialized REIT’s — 1.1%
American Tower Corp.	6,360	441,956
Ventas, Inc. (1)	11,640	724,707

		1,166,663

Total Financials		16,033,318

Healthcare — 13.9%

Biotechnology — 0.6%
Amgen, Inc.	5,720	623,137

Healthcare Distributors — 1.2%
Cardinal Health, Inc. (1)	25,319	1,273,039

Healthcare Equipment — 1.5%
Baxter International, Inc.	8,914	620,058
Medtronic, Inc.	18,767	971,192

		1,591,250

Pharmaceuticals — 10.6%
AbbVie, Inc.	18,610	792,972
Bristol-Myers Squibb Co.	20,578	857,897
Eli Lilly & Co. (1)	30,874	1,586,924
Johnson & Johnson	23,749	2,052,151
Merck & Co., Inc.	61,395	2,903,369
Pfizer, Inc.	115,523	3,258,904

		11,452,217

Total Healthcare		14,939,643

Industrials — 8.9%

Aerospace & Defense — 3.2%
Boeing Co. (1)	5,290	549,737
Honeywell International, Inc. (1)	11,300	899,141
Lockheed Martin Corp.	16,149	1,976,960

		3,425,838

Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	13,970	1,195,553

Environmental & Facilities Services — 0.5%
Waste Management, Inc.	13,854	560,256

Industrial Conglomerates — 3.2%
General Electric Co. (1)	145,294	3,362,103

Railroads — 0.9%
Norfolk Southern Corp. (1)	13,170	950,347

Total Industrials		9,494,097

Information Technology — 10.7%

Communications Equipment — 1.4%
Cisco Systems, Inc.	65,073	1,516,852

Computer Hardware — 2.0%
Apple, Inc.	4,475	2,179,549

Computer Storage & Peripherals — 0.8%
NetApp, Inc. (1)	20,740	861,539

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Data Processing & Outsourced Services — 0.6%
Western Union Co.	36,420	$ 638,442

Semiconductor Equipment — 1.2%
KLA-Tencor Corp.	23,271	1,283,396

Semiconductors — 1.5%
Intel Corp. (1)	71,901	1,580,384

Systems Software — 3.2%
CA, Inc.	31,385	918,011
Microsoft Corp.	37,774	1,261,652
Symantec Corp.	47,530	1,217,243

		3,396,906

Total Information Technology		11,457,068

Materials — 4.6%

Diversified Chemicals — 2.6%
Eastman Chemical Co.	18,944	1,439,744
PPG Industries, Inc.	8,626	1,347,468

		2,787,212

Specialty Chemicals — 1.6%
LyondellBasell Industries NV	24,329	1,706,679

Steel — 0.4%
Nucor Corp. (1)	10,190	463,543

Total Materials		4,957,434

Telecommunication Services — 7.1%

Integrated Telecommunication Services — 7.1%
AT&T, Inc. (1)	92,664	3,134,823
CenturyLink, Inc. (1)	69,117	2,289,155
Verizon Communications, Inc. (1)	47,051	2,229,277

Total Telecommunication Services		7,653,255

Utilities — 5.5%

Electric Utilities — 4.2%
American Electric Power Co., Inc.	36,661	1,569,091
Duke Energy Corp. (1)	12,260	804,256
FirstEnergy Corp. (1)	24,159	905,238
PPL Corp.	39,405	1,209,733

		4,488,318

Multi-Utilities — 1.3%
CMS Energy Corp.	32,746	868,751
DTE Energy Co.	7,681	513,629

		1,382,380

Total Utilities		5,870,698

Total Common Stocks (identified cost $90,784,431)		104,253,820

Short-Term Investments — 25.6%

Collateral Pool Investments for Securities on Loan — 23.0%

Collateral pool allocation (12)		24,653,169

Mutual Funds — 2.6%
BMO Prime Money Market Fund, Class I, 0.015% (10)	2,734,777	2,734,777

Total Short-Term Investments (identified cost $27,387,946)		27,387,946

Total Investments — 122.8% (identified cost $118,172,377)		131,641,766
Other Assets and Liabilities — (22.8)%		(24,420,157)

Total Net Assets — 100.0%		$107,221,609

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.8%

Consumer Discretionary — 15.6%

Apparel, Accessories & Luxury Goods — 1.9%
Hanesbrands, Inc.	67,607	$ 4,021,264

Auto Parts & Equipment — 2.5%
Delphi Automotive PLC (1)	27,400	1,507,548
Magna International, Inc.	49,580	3,827,080

		5,334,628

Automotive Retail — 1.4%
O’Reilly Automotive, Inc. (1)(2)	25,445	3,122,356

Cable & Satellite — 4.7%
AMC Networks, Inc., Class A (2)	55,954	3,468,029
Comcast Corp., Class A	129,055	5,431,925
Sirius XM Radio, Inc. (1)	350,918	1,256,286

		10,156,240

Homefurnishing Retail — 1.0%
Bed Bath & Beyond, Inc. (2)	29,500	2,175,330

Internet Retail — 2.3%
Priceline.com, Inc. (2)	5,218	4,897,250

Leisure Facilities — 0.5%
Six Flags Entertainment Corp.	32,400	1,069,524

Restaurants — 1.0%
Starbucks Corp.	30,100	2,122,652

Specialized Consumer Services — 0.3%
H&R Block, Inc.	20,525	572,853

Total Consumer Discretionary		33,472,097

Consumer Staples — 8.9%

Agricultural Products — 1.0%
Archer-Daniels-Midland Co.	61,000	2,147,810

Distillers & Vintners — 1.6%
Diageo PLC, ADR	27,502	3,373,945

Drug Retail — 0.9%
CVS Caremark Corp. (1)	34,232	1,987,168

Food Retail — 0.5%
Kroger Co.	29,000	1,061,400

Household Products — 1.1%
Church & Dwight Co., Inc. (1)	38,444	2,281,651

Packaged Foods & Meats — 1.1%
Green Mountain Coffee Roasters, Inc. (1)(2)	28,831	2,488,404

Soft Drinks — 2.7%
Coca-Cola Co.	69,240	2,643,583
PepsiCo, Inc.	39,592	3,156,670

		5,800,253

Total Consumer Staples		19,140,631

Energy — 0.9%

Oil & Gas-Exploration & Production — 0.9%
Anadarko Petroleum Corp.	21,702	1,983,997

Financials — 8.8%

Asset Management & Custody Banks — 1.9%
Affiliated Managers Group, Inc. (1)(2)	23,836	4,155,092

Diversified Banks — 1.0%
Wells Fargo & Co.	53,741	2,207,680

Life & Health Insurance — 2.8%
Aflac, Inc.	61,760	3,569,110

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Life & Health Insurance (continued)
Prudential Financial, Inc.	32,067	$ 2,401,177

		5,970,287

Property & Casualty Insurance — 0.4%
Axis Capital Holdings, Ltd. (1)	20,000	859,800

Regional Banks — 1.7%
Signature Bank/New York (1)(2)	40,356	3,540,028

Specialized REIT’s — 1.0%
Extra Space Storage, Inc. (1)	54,194	2,234,419

Total Financials		18,967,306

Healthcare — 15.4%

Biotechnology — 7.5%
Amgen, Inc.	42,326	4,610,994
Celgene Corp. (2)	38,909	5,446,482
Gilead Sciences, Inc. (1)(2)	64,159	3,866,863
United Therapeutics Corp. (2)	29,800	2,113,118

		16,037,457

Healthcare Distributors — 1.3%
McKesson Corp.	22,000	2,671,020

Healthcare Technology — 1.8%
Cerner Corp. (1)(2)	84,894	3,910,218

Pharmaceuticals — 4.8%
Endo Health Solutions, Inc. (2)	27,000	1,109,430
Jazz Pharmaceuticals PLC (2)	36,450	3,196,300
Johnson & Johnson	32,983	2,850,061
Salix Pharmaceuticals, Ltd. (1)(2)	48,369	3,237,821

		10,393,612

Total Healthcare		33,012,307

Industrials — 14.1%

Aerospace & Defense — 2.9%
B/E Aerospace, Inc. (1)(2)	6,900	470,511
Boeing Co. (1)	54,843	5,699,285

		6,169,796

Airlines — 1.1%
Southwest Airlines Co. (1)	176,130	2,256,225

Construction & Farm Machinery & Heavy Trucks — 2.0%
Wabtec Corp.	73,661	4,310,642

Electrical Components & Equipment — 3.1%
AMETEK, Inc.	57,681	2,475,668
Roper Industries, Inc. (1)	33,361	4,126,756

		6,602,424

Industrial Machinery — 1.8%
IDEX Corp.	66,124	3,925,782

Railroads — 2.6%
Union Pacific Corp.	36,308	5,574,730

Research & Consulting Services — 0.6%
Verisk Analytics, Inc., Class A (2)	22,151	1,377,349

Total Industrials		30,216,948

Information Technology — 28.6%

Application Software — 1.1%
Synopsys, Inc. (2)	68,237	2,474,274

Communications Equipment — 2.6%
Cisco Systems, Inc.	166,019	3,869,903
QUALCOMM, Inc.	26,683	1,768,549

		5,638,452

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Computer Hardware — 3.7%
Apple, Inc.	16,491	$ 8,031,942

Computer Storage & Peripherals — 0.5%
Seagate Technology PLC (1)	26,545	1,017,204

Consulting & Other Services — 0.3%
Cognizant Technology Solutions Corp., Class A (2)	8,180	599,594

Data Processing & Outsourced Services — 6.2%
Alliance Data Systems Corp. (1)(2)	20,655	4,042,184
FleetCor Technologies, Inc. (2)	24,432	2,519,184
MasterCard, Inc., Class A	7,253	4,395,898
Visa, Inc., Class A	13,415	2,339,844

		13,297,110

Internet Software & Services — 6.9%
eBay, Inc. (1)(2)	27,182	1,358,828
Google, Inc., Class A (2)	11,473	9,716,484
VeriSign, Inc. (1)(2)	77,026	3,696,478

		14,771,790

Semiconductors — 1.6%
Cree, Inc. (1)(2)	60,115	3,335,781

Systems Software — 5.7%
Microsoft Corp.	176,781	5,904,485
Oracle Corp. (1)	54,452	1,734,841
Rovi Corp. (2)	101,478	1,819,500
Symantec Corp.	104,975	2,688,410

		12,147,236

Total Information Technology		61,313,383

Materials — 2.5%

Fertilizers & Agricultural Chemicals — 0.6%
CF Industries Holdings, Inc.	7,319	1,393,099

Paper Packaging — 1.9%
Packaging Corp. of America	76,878	4,077,609

Total Materials		5,470,708

Telecommunication Services — 4.0%

Integrated Telecommunication Services — 2.3%
Verizon Communications, Inc. (1)	103,652	4,911,031

Wireless Telecommunication Services — 1.7%
SBA Communications Corp., Class A (1)(2)	49,012	3,675,901

Total Telecommunication Services		8,586,932

Total Common Stocks (identified cost $173,734,606)		212,164,309

Short-Term Investments — 30.6%

Collateral Pool Investments for Securities on Loan — 30.1%

Collateral pool allocation (12)		64,546,886

Mutual Funds — 0.5%
BMO Prime Money Market Fund, Class I, 0.015% (10)	1,099,141	1,099,141

Total Short-Term Investments (identified cost $65,646,027)		65,646,027

Total Investments — 129.4% (identified cost $239,380,633)		277,810,336
Other Assets and Liabilities — (29.4)%		(63,083,976)

Total Net Assets — 100.0%		$214,726,360

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 95.7%

Consumer Discretionary — 12.1%

Advertising — 1.2%
The Interpublic Group of Cos., Inc.	243,300	$ 3,824,676

Apparel Retail — 1.2%
Guess?, Inc. (1)	129,000	3,934,500

Auto Parts & Equipment — 2.4%
Visteon Corp. (2)	106,900	7,655,109

Automotive Retail — 1.5%
Advance Auto Parts, Inc.	57,700	4,620,039

Catalog Retail — 1.5%
Liberty Interactive Corp. (2)	206,200	4,655,996

Department Stores — 1.6%
Kohl’s Corp.	100,400	5,151,524

Leisure Products — 1.4%
Hasbro, Inc. (1)	93,900	4,279,962

Specialty Stores — 1.3%
Staples, Inc. (1)	288,620	4,014,704

Total Consumer Discretionary		38,136,510

Consumer Staples — 4.2%

Agricultural Products — 1.6%
Darling International, Inc. (1)(2)	252,100	5,099,983

Food Retail — 1.6%
Kroger Co. (1)	138,900	5,083,740

Packaged Foods & Meats — 1.0%
ConAgra Foods, Inc.	90,100	3,047,182

Total Consumer Staples		13,230,905

Energy — 11.7%

Coal & Consumable Fuels — 1.1%
Consol Energy, Inc. (1)	110,400	3,447,792

Oil & Gas-Drilling — 1.3%
Helmerich & Payne, Inc. (1)	62,200	3,921,088

Oil & Gas-Equipment & Services — 2.0%
Oil States International, Inc. (2)	17,700	1,579,194
Tidewater, Inc.	88,200	4,759,272

		6,338,466

Oil & Gas-Exploration & Production — 7.3%
Cimarex Energy Co. (1)	71,800	6,017,558
EQT Corp. (1)	38,400	3,291,648
Newfield Exploration Co. (1)(2)	204,300	4,866,426
Noble Energy, Inc. (1)	51,600	3,169,788
QEP Resources, Inc. (1)	203,800	5,567,816

		22,913,236

Total Energy		36,620,582

Financials — 21.7%

Asset Management & Custody Banks — 3.1%
Ameriprise Financial, Inc.	56,700	4,884,705
Invesco, Ltd. (1)	154,000	4,675,440

		9,560,145

Consumer Finance — 2.3%
Discover Financial Services	150,700	7,120,575

Property & Casualty Insurance — 1.4%
Axis Capital Holdings, Ltd. (1)	105,400	4,531,146

Real Estate Operating Companies — 1.3%
Forest City Enterprises, Inc., Class A (1)(2)	228,800	4,095,520

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Regional Banks — 7.7%
East West Bancorp, Inc.	175,900	$ 5,141,557
Fifth Third Bancorp	344,110	6,293,772
First Niagara Financial Group, Inc. (1)	352,300	3,558,230
Huntington Bancshares, Inc.	560,300	4,616,872
Regions Financial Corp.	492,500	4,629,500

		24,239,931

Reinsurance — 2.5%
PartnerRe, Ltd. (1)	43,700	3,808,455
Reinsurance Group of America, Inc.	59,800	3,875,638

		7,684,093

Residential REIT’s — 2.2%
Camden Property Trust (1)	54,800	3,386,092
UDR, Inc. (1)	160,000	3,614,400

		7,000,492

Retail REIT’s — 1.2%
The Macerich Co. (1)	68,400	3,849,552

Total Financials		68,081,454

Healthcare — 8.4%

Healthcare Distributors — 2.0%
AmerisourceBergen Corp.	109,000	6,204,280

Healthcare Equipment — 1.5%
Hologic, Inc. (1)(2)	227,800	4,861,252

Life Sciences Tools & Services — 2.3%
Bruker Corp. (2)	366,800	7,350,672

Managed Healthcare — 2.6%
Cigna Corp. (1)	102,900	8,097,201

Total Healthcare		26,513,405

Industrials — 13.4%

Aerospace & Defense — 2.7%
L-3 Communications Holdings, Inc. (1)	48,900	4,417,137
Spirit Aerosystems Holdings, Inc., Class A (2)	181,900	4,107,302

		8,524,439

Construction & Engineering — 3.1%
Fluor Corp.	74,700	4,738,221
URS Corp.	98,700	4,887,624

		9,625,845

Construction & Farm Machinery & Heavy Trucks — 1.6%
AGCO Corp. (1)	86,800	4,909,408

Electrical Components & Equipment — 1.4%
Regal Beloit Corp.	70,200	4,471,740

Human Resource & Employment Services — 1.0%
ManpowerGroup, Inc.	48,050	3,116,042

Industrial Machinery — 3.6%
Dover Corp.	48,300	4,107,915
Parker-Hannifin Corp.	38,100	3,808,095
Xylem, Inc.	140,850	3,490,263

		11,406,273

Total Industrials		42,053,747

Description	Shares	Value
Common Stocks (continued)

Information Technology — 12.5%

Communications Equipment — 1.2%
InterDigital, Inc. (1)	102,580	$ 3,645,693

Computer Storage & Peripherals — 3.9%
Lexmark International, Inc., Class A	103,000	3,518,480
NetApp, Inc.	134,400	5,582,976
Western Digital Corp.	49,600	3,075,200

		12,176,656

Data Processing & Outsourced Services — 1.2%
Western Union Co.	223,800	3,923,214

Systems Software — 3.2%
Check Point Software Technologies, Ltd. (1)(2)	104,500	5,859,315
Symantec Corp.	164,300	4,207,723

		10,067,038

Technology Distributors — 3.0%
Avnet, Inc. (2)	130,900	5,047,504
Ingram Micro, Inc. (1)(2)	198,100	4,378,010

		9,425,514

Total Information Technology		39,238,115

Materials — 7.3%

Metal & Glass Containers — 1.1%
Ball Corp.	81,800	3,633,556

Paper Products — 1.7%
International Paper Co. (1)	110,400	5,211,984

Specialty Chemicals — 3.1%
Ashland, Inc.	47,330	4,127,649
W.R. Grace & Co. (2)	70,100	5,632,535

		9,760,184

Steel — 1.4%
Reliance Steel & Aluminum Co.	65,600	4,374,864

Total Materials		22,980,588

Telecommunication Services — 0.9%

Integrated Telecommunication Services — 0.9%
CenturyLink, Inc. (1)	89,246	2,955,828

Utilities — 3.5%

Electric Utilities — 2.5%
Edison International (1)	96,400	4,423,796
Great Plains Energy, Inc.	159,800	3,502,816

		7,926,612

Multi-Utilities — 1.0%
Sempra Energy	34,800	2,937,816

Total Utilities		10,864,428

Total Common Stocks (identified cost $230,591,751)		300,675,562

Short-Term Investments — 35.2%

Collateral Pool Investments for Securities on Loan — 31.4%

Collateral pool allocation (12)		98,800,707

Mutual Funds — 3.8%
BMO Prime Money Market Fund, Class I, 0.015% (10)	11,960,893	11,960,893

Total Short-Term Investments (identified cost $110,761,600)		110,761,600

Total Investments — 130.9% (identified cost $341,353,351)		411,437,162
Other Assets and Liabilities — (30.9)%		(97,160,511)

Total Net Assets — 100.0%		$314,276,651

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.2%

Consumer Discretionary — 17.6%

Apparel Retail — 1.2%
Urban Outfitters, Inc. (1)(2)	70,700	$ 2,964,451

Apparel, Accessories & Luxury Goods — 2.0%
Tumi Holdings, Inc. (1)(2)	93,900	1,930,584
VF Corp.	16,500	3,088,965

		5,019,549

Automotive Retail — 1.5%
O’Reilly Automotive, Inc. (1)(2)	30,670	3,763,516

Broadcasting — 1.8%
Discovery Communications, Inc., Class A (1)(2)	38,400	2,976,384
Sinclair Broadcast Group, Inc., Class A	67,000	1,602,640

		4,579,024

Casinos & Gaming — 0.9%
MGM Resorts International (1)(2)	119,300	2,110,417

Department Stores — 1.3%
Macy’s, Inc.	72,800	3,234,504

Distributors — 1.1%
LKQ Corp. (2)	97,000	2,836,280

General Merchandise Stores — 1.3%
Dollar Tree, Inc. (2)	61,500	3,241,050

Hotels, Resorts & Cruise Lines — 2.7%
Marriott International, Inc., Class A	74,200	2,967,258
Wyndham Worldwide Corp.	62,900	3,733,744

		6,701,002

Restaurants — 1.5%
Dunkin’ Brands Group, Inc. (1)	89,160	3,841,904

Specialty Stores — 2.3%
Dick’s Sporting Goods, Inc.	48,300	2,241,603
GNC Holdings, Inc., Class A	41,200	2,095,844
Tractor Supply Co.	10,800	1,321,596

		5,659,043

Total Consumer Discretionary		43,950,740

Consumer Staples — 1.9%

Packaged Foods & Meats — 1.9%
Hershey Co. (1)	23,600	2,170,020
The Hain Celestial Group, Inc. (1)(2)	32,600	2,666,028

Total Consumer Staples		4,836,048

Energy — 9.5%

Oil & Gas-Drilling — 3.4%
Unit Corp. (1)(2)	181,165	8,342,648

Oil & Gas-Exploration & Production — 6.1%
Approach Resources, Inc. (1)(2)	499,330	11,634,389
Bellatrix Exploration, Ltd. (2)	574,430	3,670,608

		15,304,997

Total Energy		23,647,645

Financials — 8.7%

Asset Management & Custody Banks — 4.7%
American Capital, Ltd. (2)	748,161	9,337,049
Ameriprise Financial, Inc. (1)	29,200	2,515,580

		11,852,629

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Multi-Line Insurance — 0.8%
Hartford Financial Services Group, Inc.	67,700	$ 2,003,920

Real Estate Services — 0.7%
Jones Lang LaSalle, Inc.	21,400	1,759,936

Specialized Finance — 0.9%
IntercontinentalExchange, Inc. (1)(2)	12,000	2,157,000

Specialized REIT’s — 1.6%
Host Hotels & Resorts, Inc. (1)	108,900	1,854,567
Pebblebrook Hotel Trust (1)	85,500	2,188,800

		4,043,367

Total Financials		21,816,852

Healthcare — 17.8%

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc. (2)	28,400	3,060,384
Alkermes PLC (1)(2)	65,500	2,079,625
ARIAD Pharmaceuticals, Inc. (1)(2)	108,800	2,023,680
Myriad Genetics, Inc. (1)(2)	75,500	1,975,835
Quintiles Transnational Holdings, Inc. (2)	49,500	2,141,370

		11,280,894

Healthcare Distributors — 2.1%
AmerisourceBergen Corp.	51,700	2,942,764
Cardinal Health, Inc. (1)	45,300	2,277,684

		5,220,448

Healthcare Facilities — 0.6%
HealthSouth Corp. (1)(2)	48,000	1,510,080

Healthcare Services — 2.9%
Catamaran Corp. (1)(2)	68,400	3,755,844
MEDNAX, Inc. (1)(2)	35,600	3,466,372

		7,222,216

Healthcare Technology — 1.3%
Cerner Corp. (1)(2)	72,700	3,348,562

Life Sciences Tools & Services — 0.9%
PerkinElmer, Inc. (1)	64,500	2,320,065

Pharmaceuticals — 5.5%
Actavis, Inc. (1)(2)	38,200	5,163,876
Jazz Pharmaceuticals PLC (2)	33,080	2,900,785
Mylan, Inc. (1)(2)	86,400	3,053,376
Valeant Pharmaceuticals International, Inc. (2)	25,813	2,538,451

		13,656,488

Total Healthcare		44,558,753

Industrials — 22.1%

Aerospace & Defense — 1.2%
Triumph Group, Inc.	41,000	2,950,770

Building Products — 1.4%
Fortune Brands Home & Security, Inc.	92,300	3,400,332

Construction & Engineering — 1.8%
Chicago Bridge & Iron Co. NV	43,100	2,578,673
Fluor Corp.	31,500	1,998,045

		4,576,718

Electrical Components & Equipment — 2.5%
AMETEK, Inc.	69,125	2,966,845
Roper Industries, Inc. (1)	25,700	3,179,090

		6,145,935

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Industrial Conglomerates — 0.9%
Tyco International, Ltd.	70,200	$ 2,319,408

Industrial Machinery — 0.9%
IDEX Corp. (1)	37,700	2,238,249

Railroads — 2.1%
Genesee & Wyoming, Inc., Class A (2)	26,500	2,294,370
Kansas City Southern	26,950	2,841,069

		5,135,439

Research & Consulting Services — 6.5%
Acacia Research Corp. (1)	348,100	7,647,757
Equifax, Inc.	38,500	2,274,965
Nielsen Holdings NV (1)	74,300	2,563,350
Verisk Analytics, Inc., Class A (2)	61,800	3,842,724

		16,328,796

Security & Alarm Services — 1.4%
The ADT Corp. (1)	90,150	3,590,674

Trading Companies & Distributors — 1.2%
United Rentals, Inc. (1)(2)	54,800	3,001,396

Trucking — 2.2%
Hertz Global Holdings, Inc. (1)(2)	135,400	3,253,662
J.B. Hunt Transport Services, Inc. (1)	29,400	2,116,800

		5,370,462

Total Industrials		55,058,179

Information Technology — 15.9%

Communications Equipment — 1.4%
F5 Networks, Inc. (2)	21,600	1,801,008
Palo Alto Networks, Inc. (1)(2)	34,060	1,635,561

		3,436,569

Consulting & Other Services — 1.6%
Cognizant Technology Solutions Corp., Class A (2)	28,200	2,067,060
Teradata Corp. (1)(2)	33,900	1,985,184

		4,052,244

Data Processing & Outsourced Services — 6.6%
Alliance Data Systems Corp. (1)(2)	17,700	3,463,890
Cardtronics, Inc. (1)(2)	87,600	3,038,844
FleetCor Technologies, Inc. (1)(2)	31,500	3,247,965
Total System Services, Inc.	132,200	3,657,974
Vantiv, Inc., Class A (2)	116,800	3,084,688

		16,493,361

Electronic Components — 1.4%
Amphenol Corp., Class A	46,400	3,515,728

Internet Software & Services — 0.8%
Rackspace Hosting, Inc. (1)(2)	46,100	2,066,202

Systems Software — 4.1%
AVG Technologies NV (1)(2)	110,934	2,403,940
Check Point Software Technologies, Ltd. (1)(2)	56,600	3,173,562
Infoblox, Inc. (1)(2)	51,000	1,779,900
Red Hat, Inc. (2)	54,300	2,743,236

		10,100,638

Total Information Technology		39,664,742

Description	Shares or Warrants	Value
Common Stocks (continued)

Materials — 2.5%

Diversified Chemicals — 0.9%
FMC Corp. (1)	33,200	$ 2,211,452

Specialty Chemicals — 0.8%
Celanese Corp.	40,100	1,974,524

Steel — 0.8%
Carpenter Technology Corp. (1)	39,800	2,140,046

Total Materials		6,326,022

Telecommunication Services — 2.2%

Wireless Telecommunication Services — 2.2%
Crown Castle International Corp. (2)	38,800	2,693,496
SBA Communications Corp., Class A (1)(2)	36,700	2,752,500

Total Telecommunication Services		5,445,996

Total Common Stocks (identified cost $180,042,103)		245,304,977

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (1)(2)	38,880	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 47.6%

Collateral Pool Investments for Securities on Loan — 45.7%

Collateral pool allocation (12)		114,213,082

Mutual Funds — 1.9%
BMO Prime Money Market Fund, Class I, 0.015% (10)	4,667,545	4,667,545

Total Short-Term Investments (identified cost $118,880,627)		118,880,627

Total Investments — 145.8% (identified cost $298,922,730)		364,185,604
Other Assets and Liabilities — (45.8)%		(114,473,974)

Total Net Assets — 100.0%		$249,711,630

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 92.2%

Consumer Discretionary — 15.2%

Apparel Retail — 6.0%
Aeropostale, Inc. (1)(2)	52,600	$ 427,638
Body Central Corp. (2)	79,700	481,388
Crocs, Inc. (1)(2)	35,800	481,868
Guess?, Inc. (1)	22,200	677,100
Stage Stores, Inc.	34,600	644,598
The Finish Line, Inc., Class A	31,150	652,904

		3,365,496

Broadcasting — 1.0%
Sinclair Broadcast Group, Inc., Class A	22,900	547,768

Department Stores — 2.0%
Bon-Ton Stores, Inc. (1)	53,500	589,035
Dillard’s, Inc., Class A (1)	6,900	526,194

		1,115,229

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Homebuilding — 1.4%
Century Communities (2)	40,000	$ 800,000

Household Appliances — 1.0%
Helen of Troy, Ltd. (1)(2)	13,700	550,466

Publishing — 1.3%
Valassis Communications, Inc. (1)	25,940	714,647

Restaurants — 1.1%
Bob Evans Farms, Inc.	12,520	613,856

Specialized Consumer Services — 1.4%
Steiner Leisure, Ltd. (2)	13,710	763,921

Total Consumer Discretionary		8,471,383

Consumer Staples — 1.5%

Agricultural Products — 1.5%
Darling International, Inc. (1)(2)	40,450	818,304

Energy — 8.3%

Coal & Consumable Fuels — 1.2%
Cloud Peak Energy, Inc. (1)(2)	41,000	645,340

Oil & Gas-Drilling — 1.3%
Atwood Oceanics, Inc. (1)(2)	12,820	713,817

Oil & Gas-Equipment & Services — 3.1%
Gulfmark Offshore, Inc., Class A (1)	10,400	478,192
Helix Energy Solutions Group, Inc. (1)(2)	26,430	661,543
Tesco Corp. (1)(2)	38,900	601,005

		1,740,740

Oil & Gas-Exploration & Production — 2.7%
Bill Barrett Corp. (1)(2)	31,500	678,195
Jones Energy, Inc., Class A (1)(2)	56,600	840,510

		1,518,705

Total Energy		4,618,602

Financials — 22.9%

Asset Management & Custody Banks — 0.9%
Fifth Street Finance Corp. (1)	49,900	516,964

Consumer Finance — 1.0%
Nelnet, Inc., Class A	14,900	564,412

Diversified Capital Markets — 2.3%
Encore Capital Group, Inc. (1)(2)	13,100	561,597
HFF, Inc., Class A (1)	31,800	731,400

		1,292,997

Life & Health Insurance — 1.4%
American Equity Investment Life Holding Co. (1)	39,570	783,882

Office REIT’s — 1.0%
CoreSite Realty Corp. (1)	17,900	544,697

Property & Casualty Insurance — 1.4%
Tower Group, Inc.	54,840	774,889

Regional Banks — 7.2%
BBCN Bancorp, Inc. (1)	47,900	639,944
First Financial Holding, Inc. (1)	12,610	678,796
First NBC Bank Holding Co. (1)(2)	34,900	820,499
FirstMerit Corp. (1)	32,100	679,236
Susquehanna Bancshares, Inc. (1)	51,060	643,867
Western Alliance Bancorp (1)(2)	35,700	584,409

		4,046,751

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Reinsurance — 3.9%
Enstar Group, Ltd. (1)(2)	4,760	$ 641,505
Maiden Holdings, Ltd. (1)	70,200	918,216
Montpelier Re Holdings, Ltd. (1)	24,400	606,340

		2,166,061

Residential REIT’s — 1.1%
Mid-America Apartment Communities, Inc. (1)	10,400	641,264

Specialized REIT’s — 1.4%
LaSalle Hotel Properties (1)	29,900	793,247

Thrifts & Mortgage Finance — 1.3%
Ocwen Financial Corp. (2)	13,900	701,116

Total Financials		12,826,280

Healthcare — 8.6%

Healthcare Services — 1.2%
BioScrip, Inc. (1)(2)	55,300	674,660

Healthcare Technology — 1.8%
MedAssets, Inc. (1)(2)	44,600	999,932

Life Sciences Tools & Services — 3.9%
Bio-Rad Laboratories, Inc., Class A (2)	8,000	912,080
Bruker Corp. (2)	64,600	1,294,584

		2,206,664

Pharmaceuticals — 1.7%
Impax Laboratories, Inc. (1)(2)	46,100	939,518

Total Healthcare		4,820,774

Industrials — 14.5%

Aerospace & Defense — 0.9%
Moog, Inc., Class A (1)(2)	9,900	502,920

Construction & Engineering — 2.5%
EMCOR Group, Inc.	16,100	605,199
URS Corp.	16,000	792,320

		1,397,519

Construction & Farm Machinery & Heavy Trucks — 1.0%
Titan International, Inc. (1)	33,500	544,040

Electrical Components & Equipment — 1.5%
Regal Beloit Corp.	13,100	834,470

Industrial Machinery — 3.7%
Altra Holdings, Inc.	28,400	705,740
Flow International Corp. (2)	131,500	443,155
Kadant, Inc.	13,870	430,941
LB Foster Co., Class A	11,700	496,314

		2,076,150

Office Services & Supplies — 1.3%
Sykes Enterprises, Inc. (1)(2)	43,754	745,130

Research & Consulting Services — 2.5%
Acacia Research Corp. (1)	32,390	711,608
RPX Corp. (2)	44,560	699,147

		1,410,755

Trading Companies & Distributors — 1.1%
Rush Enterprises, Inc., Class A (1)(2)	23,900	598,217

Total Industrials		8,109,201

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology — 13.9%

Communications Equipment — 2.9%
Brocade Communications Systems, Inc. (2)	134,040	$ 991,896
InterDigital, Inc. (1)	17,000	604,180

		1,596,076

Computer Storage & Peripherals — 3.8%
Datalink Corp. (1)(2)	60,100	787,911
Lexmark International, Inc., Class A	18,450	630,252
Synaptics, Inc. (1)(2)	17,800	688,148

		2,106,311

Data Processing & Outsourced Services — 2.2%
CSG Systems International, Inc.	31,000	729,740
MoneyGram International, Inc. (1)(2)	26,046	527,692

		1,257,432

Home Entertainment Software — 1.4%
Take-Two Interactive Software, Inc. (1)(2)	42,800	785,808

Internet Software & Services — 0.3%
EarthLink, Inc.	38,830	191,044

Semiconductor Equipment — 0.9%
Tessera Technologies, Inc.	28,460	521,956

Semiconductors — 1.0%
Lattice Semiconductor Corp. (1)(2)	118,000	561,680

Technology Distributors — 1.4%
Ingram Micro, Inc. (1)(2)	34,900	771,290

Total Information Technology		7,791,597

Materials — 5.1%

Paper Packaging — 1.7%
Graphic Packaging Holding Co. (1)(2)	117,150	973,516

Paper Products — 1.3%
KapStone Paper and Packaging Corp. (1)	16,700	701,400

Specialty Chemicals — 2.1%
Innophos Holdings, Inc. (1)	14,300	700,271
W.R. Grace & Co. (2)	6,000	482,100

		1,182,371

Total Materials		2,857,287

Telecommunication Services — 0.6%

Integrated Telecommunication Services — 0.6%
IDT Corp., Class B	18,500	307,470

Utilities — 1.6%

Electric Utilities — 1.6%
Great Plains Energy, Inc.	18,740	410,781
Portland General Electric Co.	16,930	487,753

Total Utilities		898,534

Total Common Stocks (identified cost $44,650,075)		51,519,432

Exchange Traded Funds — 3.5%
iShares Russell 2000 Value Index Fund, 2.040% (1)	22,700	1,973,311

Total Exchange Traded Funds (identified cost $2,040,262)		1,973,311

Description	Shares	Value
Short-Term Investments — 46.1%

Collateral Pool Investments for Securities on Loan — 41.7%

Collateral pool allocation (12)		$ 23,344,140

Mutual Funds — 4.4%
BMO Prime Money Market Fund, Class I, 0.015% (10)	2,443,897	2,443,897

Total Short-Term Investments (identified cost $25,788,037)		25,788,037

Total Investments — 141.8% (identified cost $72,478,374)		79,280,780
Other Assets and Liabilities — (41.8)%		(23,371,354)

Total Net Assets — 100.0%		$55,909,426

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.9%

Consumer Discretionary — 9.7%

Apparel, Accessories & Luxury Goods — 1.0%
Tumi Holdings, Inc. (1)(2)	339,500	$ 6,980,120

Automotive Retail — 1.3%
Lithia Motors, Inc., Class A (1)	51,462	3,376,937
Sonic Automotive, Inc., Class A	278,727	6,073,461

		9,450,398

Broadcasting — 1.2%
Sinclair Broadcast Group, Inc., Class A	344,600	8,242,832

Homebuilding — 3.4%
M/I Homes, Inc. (1)(2)	296,600	5,555,318
TRI Pointe Homes, Inc. (1)(2)	945,846	13,270,220
UCP, Inc., Class A (2)	418,000	5,705,700

		24,531,238

Leisure Products — 1.7%
Arctic Cat, Inc.	224,650	12,059,212

Specialized Consumer Services — 1.1%
LifeLock, Inc. (1)(2)	623,430	7,861,452

Total Consumer Discretionary		69,125,252

Consumer Staples — 1.8%

Food Retail — 0.8%
Fresh Market, Inc. (1)(2)	115,400	5,632,674

Packaged Foods & Meats — 1.0%
The Hain Celestial Group, Inc. (1)(2)	87,800	7,180,284

Total Consumer Staples		12,812,958

Energy — 12.0%

Oil & Gas-Drilling — 3.0%
Unit Corp. (1)(2)	464,331	21,382,443

Oil & Gas-Exploration & Production — 9.0%
Approach Resources, Inc. (1)(2)	1,229,900	28,656,670
Bellatrix Exploration, Ltd. (2)	2,958,287	18,903,454
Penn Virginia Corp. (1)(2)(10)	3,320,200	15,970,162

		63,530,286

Total Energy		84,912,729

Financials — 13.5%

Asset Management & Custody Banks — 7.7%
American Capital, Ltd. (2)	2,201,700	27,477,216

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Asset Management & Custody Banks (continued)
ICG Group, Inc. (1)(2)	1,300,414	$ 16,281,183
Safeguard Scientifics, Inc. (1)(2)	758,900	11,034,406

		54,792,805

Multi-Sector Holdings — 3.3%
Pico Holdings, Inc. (1)(2)	1,106,300	23,331,867

Specialized REIT’s — 2.5%
LaSalle Hotel Properties (1)	267,500	7,096,775
Physicians Realty Trust (2)	420,200	4,731,452
Summit Hotel Properties, Inc.	639,500	6,100,830

		17,929,057

Total Financials		96,053,729

Healthcare — 20.2%

Healthcare Equipment — 4.5%
ABIOMED, Inc. (1)(2)	204,500	4,815,975
Biolase, Inc. (1)(2)	1,528,417	2,613,593
DexCom, Inc. (1)(2)	266,300	7,203,415
Insulet Corp. (1)(2)	185,850	6,196,239
NxStage Medical, Inc. (1)(2)	365,890	4,518,742
Thoratec Corp. (2)	179,400	6,409,962

		31,757,926

Healthcare Facilities — 2.5%
Acadia Healthcare Co., Inc. (1)(2)	210,300	8,060,799
Emeritus Corp. (1)(2)	274,100	5,978,121
HealthSouth Corp. (1)(2)	117,300	3,690,258

		17,729,178

Healthcare Services — 2.8%
BioScrip, Inc. (1)(2)	611,900	7,465,180
BioTelemetry, Inc. (1)(2)	279,200	2,350,864
HMS Holdings Corp. (1)(2)	128,500	3,211,215
MEDNAX, Inc. (1)(2)	72,300	7,039,851

		20,067,110

Healthcare Supplies — 1.9%
Endologix, Inc. (1)(2)	389,100	6,155,562
TearLab Corp. (1)(2)	530,090	6,965,383

		13,120,945

Life Sciences Tools & Services — 2.3%
ICON PLC ADR (2)	220,600	8,060,724
PAREXEL International Corp. (1)(2)	170,500	7,916,315

		15,977,039

Managed Healthcare — 1.0%
Centene Corp. (1)(2)	129,800	7,418,070

Pharmaceuticals — 5.2%
Akorn, Inc. (1)(2)	491,755	8,836,837
Jazz Pharmaceuticals PLC (1)(2)	122,400	10,733,256
Medicines Co. (1)(2)	157,200	4,969,092
Pacira Pharmaceuticals, Inc. (1)(2)	178,900	6,479,758
Salix Pharmaceuticals, Ltd. (1)(2)	89,400	5,984,436

		37,003,379

Total Healthcare		143,073,647

Industrials — 15.7%

Aerospace & Defense — 3.4%
B/E Aerospace, Inc. (1)(2)	106,600	7,269,054

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Aerospace & Defense (continued)
Hexcel Corp. (1)(2)	245,400	$ 8,728,878
Triumph Group, Inc.	116,700	8,398,899

		24,396,831

Air Freight & Logistics — 0.5%
Hub Group, Inc., Class A (1)(2)	88,600	3,291,490

Building Products — 0.6%
Lennox International, Inc.	58,100	3,988,565

Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	104,500	6,252,235

Construction & Farm Machinery & Heavy Trucks — 0.6%
The Manitowoc Co., Inc. (1)	228,400	4,563,432

Human Resource & Employment Services — 1.0%
On Assignment, Inc. (2)	246,800	7,445,956

Industrial Machinery — 2.4%
Actuant Corp., Class A (1)	173,500	6,197,420
Barnes Group, Inc.	72,000	2,251,440
Mueller Industries, Inc.	65,200	3,490,808
Trimas Corp. (1)(2)	138,500	4,866,890

		16,806,558

Research & Consulting Services — 3.9%
Acacia Research Corp. (1)	992,200	21,798,634
Advisory Board Co. (1)(2)	108,200	5,926,114

		27,724,748

Security & Alarm Services — 0.7%
MiX Telematics, Ltd., ADR (1)(2)	324,800	5,031,152

Trading Companies & Distributors — 1.7%
United Rentals, Inc. (1)(2)	132,700	7,267,979
Watsco, Inc. (1)	51,500	4,624,700

		11,892,679

Total Industrials		111,393,646

Information Technology — 19.5%

Application Software — 4.3%
Aspen Technology, Inc. (1)(2)	302,900	10,125,947
Ebix, Inc.	466,729	5,306,709
NICE Systems, Ltd.	181,600	6,900,800
Tangoe, Inc. (1)(2)	385,200	8,008,308

		30,341,764

Communications Equipment — 2.3%
Aruba Networks, Inc. (1)(2)	293,900	4,887,557
CalAmp Corp. (1)(2)	491,200	8,050,768
Ruckus Wireless, Inc. (1)(2)	231,980	3,152,608

		16,090,933

Consulting & Other Services — 1.6%
EPAM Systems, Inc. (1)(2)	185,400	5,929,092
MAXIMUS, Inc.	154,000	5,776,540

		11,705,632

Data Processing & Outsourced Services — 2.0%
Cardtronics, Inc. (1)(2)	278,000	9,643,820
ExlService Holdings, Inc. (1)(2)	170,600	4,624,966

		14,268,786

Internet Software & Services — 2.0%
Constant Contact, Inc. (1)(2)	81,330	1,555,843
Global Eagle Entertainment, Inc. (1)(2)	1,438,496	12,701,919

		14,257,762

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Growth Fund (continued)

Description	Shares or Warrants	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors — 1.1%
CEVA, Inc. (1)(2)	173,900	$ 3,152,807
Microsemi Corp. (1)(2)	184,100	4,738,734

		7,891,541

Systems Software — 6.2%
AVG Technologies NV (1)(2)	997,151	21,608,262
FleetMatics Group PLC (1)(2)	127,292	6,294,590
Infoblox, Inc. (1)(2)	239,990	8,375,651
Proofpoint, Inc. (1)(2)	268,030	7,721,944

		44,000,447

Total Information Technology		138,556,865

Materials — 0.9%

Specialty Chemicals — 0.9%
Ferro Corp. (2)	841,700	6,186,495

Telecommunication Services — 3.6%

Alternative Carriers — 3.6%
8x8, Inc. (1)(2)	415,400	3,842,450
inContact, Inc. (1)(2)	2,645,549	21,508,313

Total Telecommunication Services		25,350,763

Total Common Stocks (identified cost $549,523,181)		687,466,084

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (1)(2)	80,820	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 50.8%

Collateral Pool Investments for Securities on Loan — 47.8%

Collateral pool allocation (12)		339,154,725

Mutual Funds — 3.0%
BMO Prime Money Market Fund, Class I, 0.015% (10)	21,334,766	21,334,766

Total Short-Term Investments (identified cost $360,489,491)		360,489,491

Total Investments — 147.7% (identified cost $910,012,672)		1,047,955,575
Other Assets and Liabilities — (47.7)%		(338,608,853)

Total Net Assets — 100.0%		$ 709,346,722

Pyrford International Stock Fund

Description	Shares	Value
Common Stocks — 94.0%

Australia — 10.0%
Brambles, Ltd.	453,475	$ 3,551,817
Computershare, Ltd.	377,646	3,243,596
Newcrest Mining, Ltd.	234,191	2,763,938
QBE Insurance Group, Ltd.	148,410	2,007,804
Rio Tinto, Ltd.	33,817	1,754,762
Telstra Corp., Ltd.	236,048	1,029,464
Woodside Petroleum, Ltd.	100,655	3,420,470
Woolworths, Ltd.	103,002	3,270,117

		21,041,968

Description	Shares	Value
Common Stocks (continued)

Belgium — 2.6%
Belgacom SA	100,996	$ 2,416,013
Colruyt SA	57,295	3,171,318

		5,587,331

Finland — 1.1%
Kone OYJ, Class B	28,399	2,323,326

France — 7.6%
Air Liquide SA	29,125	3,830,444
Legrand SA	50,921	2,582,627
Rubis SCA	25,689	1,552,958
Sanofi	36,030	3,461,429
Total SA	81,974	4,541,110

		15,968,568

Germany — 5.9%
Adidas AG	19,301	2,040,734
Brenntag AG	10,024	1,523,545
Deutsche Post AG	78,725	2,274,465
SAP AG	44,682	3,302,888
Symrise AG	37,885	1,656,339
Wincor Nixdorf AG	27,840	1,745,542

		12,543,513

Hong Kong — 7.8%
ASM Pacific Technology, Ltd.	310,900	3,203,439
China Mobile, Ltd.	301,000	3,235,349
CNOOC, Ltd.	2,103,000	4,176,467
Power Assets Holdings, Ltd.	360,500	3,110,143
VTech Holdings, Ltd.	193,200	2,832,804

		16,558,202

Ireland — 1.0%
CRH PLC	104,440	2,209,910

Israel — 1.5%
Bezeq Israeli Telecommunication Corp., Ltd.	613,434	999,857
Teva Pharmaceutical Industries, Ltd.	53,788	2,070,335

		3,070,192

Japan — 7.4%
KDDI Corp.	63,200	3,022,091
Makita Corp.	41,900	2,223,344
Mitsubishi Electric Corp.	309,000	3,087,325
Nihon Kohden Corp.	51,400	1,900,311
Sumitomo Rubber Industries, Ltd.	207,000	2,919,947
Toyota Tsusho Corp.	106,100	2,445,427

		15,598,445

Malaysia — 4.4%
Axiata Group Bhd	1,907,600	3,914,217
Lafarge Malaysia Bhd	319,100	919,000
Magnum Bhd	858,400	846,705
Malayan Banking Bhd	1,221,697	3,719,300

		9,399,222

Netherlands — 4.2%
Koninklijke Vopak NV	56,479	3,168,327
Reed Elsevier NV	178,180	3,217,992
Unilever NV	65,536	2,462,050

		8,848,369

Norway — 1.0%
Telenor ASA	98,196	2,040,987

Singapore — 4.6%
ComfortDelGro Corp., Ltd.	1,667,000	2,411,112
Sembcorp Industries, Ltd.	456,000	1,748,071
Singapore Technologies Engineering, Ltd.	448,000	1,390,781

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Pyrford International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Singapore (continued)
United Overseas Bank, Ltd.	152,000	$ 2,370,085
Venture Corp., Ltd.	305,000	1,817,184

		9,737,233

Sweden — 3.4%
Assa Abloy AB, Class B	64,138	2,731,068
Atlas Copco AB, A Shares	111,686	3,018,245
Swedish Match AB	39,064	1,363,955

		7,113,268

Switzerland — 12.6%
Givaudan SA (2)	994	1,338,580
Nestle SA	99,831	6,550,253
Novartis AG	75,370	5,496,109
Panalpina Welttransport Holding AG	13,068	1,945,207
Roche Holding AG	24,779	6,181,102
Schindler Holding AG	9,191	1,267,349
Syngenta AG	3,230	1,266,381
Zurich Insurance Group AG (2)	10,411	2,591,421

		26,636,402

Taiwan — 3.0%
Advantech Co., Ltd.	377,400	1,916,984
Chunghwa Telecom Co., Ltd.	662,000	2,092,774
MediaTek, Inc.	193,000	2,366,990

		6,376,748

United Kingdom — 15.9%
BP PLC	332,024	2,295,867
British American Tobacco PLC	44,609	2,250,201
British Sky Broadcasting Group PLC	171,163	2,226,785
GlaxoSmithKline PLC	120,202	3,065,190
Legal & General Group PLC	918,140	2,657,869
National Grid PLC	201,624	2,319,992
Royal Dutch Shell PLC, A Shares	126,318	4,088,561
Royal Dutch Shell PLC, B Shares	92,172	3,103,891
SSE PLC	95,725	2,318,634
Tesco PLC	420,301	2,387,489
United Utilities Group PLC	215,448	2,265,375
Vodafone Group PLC	1,413,021	4,516,378

		33,496,232

Total Common Stocks (identified cost $181,137,545)		198,549,916

Preferred Stocks — 1.1%

Germany — 1.1%
Fuchs Petrolub AG	27,503	2,225,307

Total Preferred Stocks (identified cost $1,478,356)		2,225,307

Description	Principal Amount	Value
Short-Term Investments — 3.4%

Repurchase Agreement — 3.4%
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/30/2013, to be repurchased at $7,287,791 on 9/3/2013, collateralized by a U.S. Treasury Obligation with a maturity of 10/31/2018, with a market value of $7,433,600 (at amortized cost)	$7,287,791	$ 7,287,791

Total Short-Term Investments (identified cost $7,287,791)		7,287,791

Total Investments — 98.5% (identified cost $189,903,692)		208,063,014
Other Assets and Liabilities — 1.5%		3,187,416

Total Net Assets — 100.0%		$211,250,430

Industry Division

Industry	Value	% of Total Net Assets
Agriculture	$3,614,156	1.7%
Apparel	2,040,733	1.0
Auto Parts & Equipment	2,919,947	1.4
Banks	6,089,384	2.9
Building Materials	3,128,910	1.5
Chemicals	9,615,289	4.5
Commercial Services	3,551,817	1.7
Computers	6,906,123	3.3
Distribution/Wholesale	2,445,428	1.2
Electric	5,428,777	2.6
Electrical Components & Equipment	2,582,627	1.2
Electronics	1,817,184	0.9
Engineering & Construction	3,138,852	1.5
Food	17,841,227	8.4
Gas	3,872,950	1.8
Hand/Machine Tools	3,490,693	1.6
Healthcare-Products	1,900,311	0.9
Holding Companies-Diversified	846,706	0.4
Insurance	7,257,094	3.4
Machinery-Construction & Mining	6,105,569	2.9
Machinery-Diversified	2,323,326	1.1
Media	5,444,778	2.6
Metal Fabricate/Hardware	2,731,068	1.3
Mining	4,518,700	2.1
Oil & Gas	21,626,366	10.2
Pharmaceuticals	20,274,164	9.6
Semiconductors	5,570,430	2.6
Software	3,302,888	1.6
Telecommunications	26,099,932	12.4
Transportation	9,799,112	4.6
Water	2,265,375	1.1

Total Common Stocks	198,549,916	94.0
Preferred Stocks	2,225,307	1.1
Repurchase Agreement	7,287,791	3.4

Total Investments	208,063,014	98.5
Other Assets and Liabilities	3,187,416	1.5

Total Net Assets	$211,250,430	100.0%

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Lloyd Gorge Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 88.0%

Bermuda — 6.7%
Credicorp, Ltd.	21,500	$ 2,606,660
Giordano International, Ltd.	3,362,000	3,230,003
Jardine Matheson Holdings, Ltd.	48,800	2,592,256

		8,428,919

Brazil — 4.1%
AES Tiete SA	246,800	1,920,860
CCR SA	237,700	1,728,492
Localiza Rent a Car SA	112,925	1,474,303

		5,123,655

Chile — 3.1%
Aguas Andinas SA, Class A	3,356,560	2,296,539
Banco Santander-Chile, ADR	74,751	1,663,957

		3,960,496

China — 1.0%
PetroChina Co., Ltd., Class H	1,172,000	1,274,102

Colombia — 0.8%
Ecopetrol SA, ADR	23,060	1,029,860

Hong Kong — 11.4%
China Mobile, Ltd.	381,000	4,095,242
SJM Holdings, Ltd.	1,187,000	3,049,222
Swire Pacific, Ltd.	700,000	1,601,403
Swire Properties, Ltd.	130,850	366,170
Television Broadcasts, Ltd.	437,800	2,868,062
VTech Holdings, Ltd.	161,000	2,360,670

		14,340,769

India — 4.0%
Ashok Leyland, Ltd.	2,820,690	516,579
Mahindra & Mahindra, Ltd.	137,160	1,621,548
Tata Consultancy Services, Ltd.	96,320	2,959,431

		5,097,558

Indonesia — 2.3%
Bank Mandiri Persero Tbk PT	4,365,404	2,838,312

Malaysia — 2.1%
Public Bank Bhd	517,200	2,701,926

Mexico — 7.7%
Bolsa Mexicana de Valores SAB de C.V.	1,277,067	3,056,703
Grupo Financiero Banorte SAB de C.V., Class O	575,300	3,542,394
Grupo Herdez SAB de C.V.	976,446	3,095,014

		9,694,111

Peru — 0.3%
Cia de Minas Buenaventura SA, ADR	29,960	378,395

Philippines — 9.1%
Metropolitan Bank & Trust Co.	1,308,944	2,391,904
Philippine Long Distance Telephone Co.	64,430	4,157,613
Universal Robina Corp.	1,849,400	4,971,818

		11,521,335

Russia — 3.3%
NovaTek OAO, GDR	8,595	1,029,681
Sberbank of Russia	1,158,620	3,105,102

		4,134,783

Singapore — 3.5%
Jardine Cycle & Carriage, Ltd.	101,000	2,626,348

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Singapore (continued)
Parkson Retail Asia, Ltd.	1,870,000	$ 1,832,471

		4,458,819

South Africa — 7.4%
Cashbuild, Ltd.	144,421	1,934,931
Discovery, Ltd.	444,510	3,658,890
Foschini Group, Ltd.	129,812	1,214,979
Life Healthcare Group Holdings, Ltd.	728,080	2,506,836

		9,315,636

South Korea — 6.0%
Hyundai Marine & Fire Insurance Co., Ltd.	75,050	2,001,243
KT&G Corp.	42,680	2,791,377
Samsung Electronics Co., Ltd.	2,220	2,735,877

		7,528,497

Taiwan — 8.0%
Chunghwa Telecom Co., Ltd.	553,000	1,748,193
St. Shine Optical Co., Ltd.	102,000	2,774,582
Taiwan Semiconductor Manufacturing Co., Ltd.	1,639,839	5,507,321

		10,030,096

Thailand — 7.2%
Advanced Info Service PCL	603,800	4,332,954
Bangkok Bank PCL	691,726	3,889,481
Kasikornbank PCL	171,969	849,428

		9,071,863

Total Common Stocks (identified cost $111,910,456)		110,929,132

Preferred Stocks — 5.4%

Brazil — 3.3%
Cia Energetica de Minas Gerais	284,310	2,216,377
Telefonica Brasil SA	99,700	1,942,227

		4,158,604

Chile — 2.1%
Coca-Cola Embonor SA	1,053,795	2,633,197

Total Preferred Stocks (identified cost $8,395,124)		6,791,801

Short-Term Investments — 5.2%

Repurchase Agreement — 5.2%
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/30/2013, to be repurchased at $6,617,244 on 9/3/2013, collateralized by a U.S. Treasury Obligation with a maturity of 10/31/2018, with a market value of $6,751,850 (at amortized cost)	$6,617,244	6,617,244

Total Short-Term Investments (identified cost $6,617,244)		6,617,244

Total Investments — 98.6% (identified cost $126,922,824)		124,338,177
Other Assets and Liabilities — 1.4%		1,713,184

Total Net Assets — 100.0%		$126,051,361

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Lloyd George Emerging Markets Equity Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Agriculture	$2,791,377	2.2%
Auto Manufacturers	2,138,127	1.7
Banks	23,589,165	18.7
Commercial Services	3,202,795	2.5
Computers	2,959,431	2.4
Distribution/Wholesale	2,626,348	2.1
Diversified Financial Services	3,056,702	2.4
Electric	1,920,860	1.5
Food	8,066,832	6.4
Healthcare-Products	2,774,583	2.2
Healthcare-Services	2,506,836	2.0
Holding Companies-Diversified	4,193,659	3.3
Insurance	5,660,133	4.5
Lodging	3,049,222	2.4
Media	2,868,061	2.3
Mining	378,395	0.3
Oil & Gas	3,333,643	2.7
Real Estate	366,170	0.3
Retail	8,212,385	6.5
Semiconductors	8,243,197	6.5
Telecommunications	16,694,673	13.3
Water	2,296,538	1.8

Total Common Stocks	110,929,132	88.0
Preferred Stocks	6,791,801	5.4
Repurchase Agreement	6,617,244	5.2

Total Investments	124,338,177	98.6
Other Assets and Liabilities	1,713,184	1.4

Total Net Assets	$126,051,361	100.0%

Pyrford Global Strategic Return Fund

Description	Shares	Value
Common Stocks — 24.5%

Australia — 0.9%
Brambles, Ltd.	13,098	$ 102,589
Computershare, Ltd.	12,163	104,468
Woodside Petroleum, Ltd.	3,167	107,622

		314,679

Belgium — 0.2%
Colruyt SA	1,011	55,960

Canada — 1.1%
Imperial Oil, Ltd.	6,187	258,335
Metro, Inc.	2,356	150,848

		409,183

France — 0.7%
Air Liquide SA	419	55,106
Legrand SA	957	48,537
Sanofi	605	58,123
Total SA	1,549	85,810

		247,576

Germany — 0.2%
SAP AG	770	56,918

Hong Kong — 2.8%
ASM Pacific Technology, Ltd.	22,800	234,926
China Mobile, Ltd.	23,000	247,220
CNOOC, Ltd.	156,000	309,809
VTech Holdings, Ltd.	16,200	237,533

		1,029,488

Description	Shares	Value
Common Stocks (continued)

Israel — 0.6%
Bezeq Israeli Telecommunication Corp., Ltd.	45,644	$ 74,397
Teva Pharmaceutical Industries, Ltd.	4,075	156,849

		231,246

Japan — 0.8%
KDDI Corp.	1,700	81,290
Makita Corp.	2,100	111,433
Sumitomo Rubber Industries, Ltd.	6,500	91,689

		284,412

Malaysia — 1.3%
Axiata Group Bhd	117,800	241,715
Malayan Banking Bhd	77,873	237,074

		478,789

Netherlands — 0.2%
Reed Elsevier NV	2,612	47,174
Unilever NV	1,110	41,700

		88,874

Norway — 0.4%
Telenor ASA	7,413	154,078

Singapore — 1.3%
ComfortDelGro Corp., Ltd.	119,000	172,119
Sembcorp Industries, Ltd.	40,000	153,339
United Overseas Bank, Ltd.	10,000	155,927

		481,385

Sweden — 1.0%
Assa Abloy AB, Class B	3,262	138,900
Atlas Copco AB, A Shares	5,475	147,958
Swedish Match AB	1,929	67,353

		354,211

Switzerland — 1.5%
Nestle SA	2,420	158,784
Novartis AG	1,893	138,041
Roche Holding AG	625	155,906
Syngenta AG	100	39,207
Zurich Insurance Group AG (2)	202	50,280

		542,218

Taiwan — 1.0%
Advantech Co., Ltd.	22,600	114,796
Chunghwa Telecom Co., Ltd.	83,000	262,387

		377,183

United Kingdom — 1.1%
BP PLC	7,562	52,289
British American Tobacco PLC	967	48,778
GlaxoSmithKline PLC	2,517	64,184
Legal & General Group PLC	15,529	44,954
Royal Dutch Shell PLC, A Shares	1,903	61,595
SSE PLC	1,918	46,458
Vodafone Group PLC	21,707	69,381

		387,639

United States — 9.4%
Altria Group, Inc.	6,600	223,608
Automatic Data Processing, Inc.	2,440	173,630
C.H. Robinson Worldwide, Inc.	3,814	216,902
Coach, Inc.	4,759	251,323
Exxon Mobil Corp.	5,820	507,271
General Dynamics Corp.	3,324	276,723
Home Depot, Inc.	3,685	274,496
Linear Technology Corp.	7,030	269,460
McDonald’s Corp.	2,854	269,303
Microsoft Corp.	11,500	384,100
Philip Morris International, Inc.	4,000	333,760

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford Global Strategic Return Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United States (continued)
T. Rowe Price Group, Inc.	3,756	$ 263,446

		3,444,022

Total Common Stocks (identified cost $8,121,247)		8,937,861

Preferred Stocks — 0.1%

Germany — 0.1%
Fuchs Petrolub AG	622	50,326

Total Preferred Stocks (identified cost $31,082)		50,326

International Bonds — 71.3%

Canada — 11.2%
Canadian Government Bond, 4.000%, 6/1/2016 (11)	$4,031,000	4,098,164

Germany — 9.4%
Bundesobligation, 2.000%, 2/26/2016 (11)	815,100	1,123,069
Bundesrepublik Deutschland, 3.500%, 1/4/2016 (11)	778,800	1,107,307
Bundesrepublik Deutschland, 3.750%, 1/4/2015 (11)	849,200	1,176,553

		3,406,929

United Kingdom — 9.4%
United Kingdom Treasury Bond, 4.750%, 9/7/2015 (11)	782,800	1,318,592
United Kingdom Treasury Bond, 5.000%, 9/7/2014 (11)	1,296,900	2,103,896

		3,422,488

United States — 41.3%
United States Treasury Note/Bond, 0.375%, 11/15/2014	1,534,700	1,538,058
United States Treasury Note/Bond, 1.250%, 8/31/2015	1,503,700	1,529,075
United States Treasury Note/Bond, 1.375%, 11/30/2015	3,616,800	3,689,559
United States Treasury Note/Bond, 4.250%, 11/15/2014	1,451,200	1,521,577
United States Treasury Note/Bond, 5.125%, 5/15/2016	3,259,900	3,650,580
United States Treasury Note/Bond, 7.250%, 5/15/2016	2,680,900	3,155,293

		15,084,142

Total International Bonds (identified cost $26,070,430)		26,011,723

Short-Term Investments — 3.0%

Repurchase Agreement — 3.0%
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/31/2013 to be repurchased at $1,108,503 on 9/3/2013, collateralized by a U.S. Treasury Obligation with a maturity of 10/31/2018, with a market value of $1,131,200 (at amortized cost)	1,108,503	1,108,503

Total Short-Term Investments (identified cost $1,108,503)		1,108,503

Total Investments — 98.9% (identified cost $35,331,262)		36,108,413
Other Assets and Liabilities — 1.1%		401,115

Total Net Assets — 100.0%		$36,509,528

Industry Division

Industry	Value	% of Total Net Assets
Aerospace/Defense	$276,723	0.8%
Agriculture	673,499	1.8
Apparel	251,323	0.7
Auto Parts & Equipment	91,689	0.2
Banks	393,001	1.1
Chemicals	94,313	0.3
Commercial Services	276,220	0.8
Computers	219,263	0.6
Diversified Financial Services	263,446	0.7
Electric	46,457	0.1
Electrical Components & Equipment	48,537	0.1
Engineering & Construction	153,340	0.4
Food	407,293	1.1
Hand/Machine Tools	111,433	0.3
Insurance	95,234	0.3
Machinery-Construction & Mining	147,958	0.4
Media	47,174	0.1
Metal Fabricate/Hardware	138,900	0.4
Oil & Gas	1,382,731	3.8
Pharmaceuticals	573,103	1.6
Retail	543,799	1.5
Semiconductors	504,386	1.4
Software	441,018	1.2
Telecommunications	1,368,000	3.7
Transportation	389,021	1.1

Total Common Stocks	8,937,861	24.5
Preferred Stocks	50,326	0.1
International Bonds	26,011,723	71.3
Repurchase Agreement	1,108,503	3.0

Total Investments	36,108,413	98.9
Other Assets and Liabilities	401,115	1.1

Total Net Assets	$36,509,528	100.0%

Ultra Short Tax-Free Fund

Description	Principal Amount	Value
Municipals — 97.3%

Alabama — 1.9%
Alabama Agricultural & Mechanical University, AMBAC, 5.000%, 11/1/2013	$ 475,000	$ 476,435
Alabama Board of Education, 4.000%, 7/1/2020, Call 7/1/2018	2,705,000	2,816,879
Alabama Drinking Water Finance Authority, AMBAC, 5.000%, 8/15/2014	500,000	517,260
Alabama Private Colleges & Universities Facilities Authority, AGC, 5.000%, 9/1/2015	530,000	569,792
Health Care Authority for Baptist Health, 0.550%, 11/1/2042 (3)	5,750,000	5,750,000
Health Care Authority for Baptist Health, ACG, 0.810%, 11/15/2037, Call 9/6/2013 (3)(14)	1,800,000	1,800,000
Health Care Authority for Baptist Health, GO, 5.000%, 11/15/2013	3,175,000	3,200,781
Mobile Industrial Development Board, 0.580%, 9/13/2013 (3)	1,000,000	1,000,000
University of South Alabama, NATL-RE FGIC, 5.000%, 3/15/2023, Call 3/15/2014	100,000	101,715

		16,232,862

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Alaska — 0.0%
Alaska Municipal Bond Bank Authority, NATL-RE State Aid Withholding, 3.750%, 12/1/2013	$ 100,000	$ 100,808

Arizona — 2.5%
Arizona Health Facilities Authority, 1.910%, 2/5/2020, Call 8/9/2019 (3)	750,000	760,965
Arizona Health Facilities Authority, 1.910%, 2/5/2020, Call 8/9/2019 (3)	3,250,000	3,297,515
Arizona Health Facilities Authority, 2.000%, 2/1/2015	1,000,000	1,004,840
Arizona Health Facilities Authority, 3.000%, 2/1/2016	1,500,000	1,530,780
Arizona Health Facilities Authority, 4.000%, 7/1/2015	140,000	146,810
Arizona Health Facilities Authority, NATL-RE FGIC, 5.500%, 6/1/2014	1,130,000	1,156,634
Arizona School Facilities Board, 4.000%, 9/1/2014	100,000	103,549
Arizona School Facilities Board, AGM, 5.250%, 9/1/2014	200,000	209,564
Arizona School Facilities Board, AMBAC, 4.250%, 7/1/2015	25,000	26,430
Arizona School Facilities Board, NATL-RE FGIC, 5.000%, 9/1/2014	605,000	632,437
Arizona School Facilities Board, NATL-RE FGIC, 5.250%, 9/1/2014, Call 9/30/2013	175,000	175,611
Maricopa County Pollution Control Corp., 1.750%, 5/30/2018 (3)	500,000	500,000
Maricopa County Pollution Control Corp., 6.000%, 5/1/2014 (3)	1,500,000	1,547,745
Pima County Industrial Development Authority, 3.000%, 7/1/2014	135,000	136,215
Pima County Industrial Development Authority, 4.000%, 7/1/2016	305,000	313,018
Pinal County Electric District No. 3, 4.000%, 7/1/2014	1,000,000	1,021,250
Salt River Project Agricultural Improvement & Power District, 5.000%, 1/1/2032, Call 1/1/2019	950,000	979,906
Scottsdale Industrial Development Authority, FSA, 0.800%, 9/1/2045, Call 9/3/2013 (3)(14)	5,775,000	5,775,000
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2015, Call 7/1/2014	100,000	103,249
Yuma Municipal Property Corp., 5.000%, 7/1/2019	1,385,000	1,573,083

		20,994,601

Arkansas — 0.5%
City of Bentonville, NATL-RE, 6.400%, 12/1/2014	200,000	212,234
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	1,150,000	1,133,003
City of Fort Smith, 2.375%, 5/1/2027, Call 5/1/2022	610,000	612,111
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	1,500,000	1,500,000
City of North Little Rock, 2.625%, 5/1/2016	350,000	355,716

Description	Principal Amount	Value
Municipals (continued)

Arkansas (continued)
County of Jefferson, AGM, 3.000%, 6/1/2014	$ 450,000	$ 455,233

		4,268,297

California — 8.5%
Abag Finance Authority for Nonprofit Corporations, 4.300%, 7/1/2016, Call 7/1/2015	100,000	109,001
Bay Area Toll Authority, 1.160%, 4/1/2024, Call 10/1/2023 (3)	2,500,000	2,475,850
California Health Facilities Financing Authority, 3.500%, 8/15/2014	250,000	256,097
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2017, Call 9/3/2013 (3)(14)	1,175,000	1,096,093
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2018, Call 9/5/2013 (3)(14)	1,525,000	1,417,660
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2020, Call 9/3/2013 (3)(14)	1,325,000	1,226,784
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2022, Call 9/4/2013 (3)(14)	300,000	276,534
California Municipal Finance Authority, 0.850%, 10/1/2013 (3)	4,000,000	4,000,040
California Pollution Control Financing Authority, 0.700%, 11/1/2013 (3)(5)(6)	2,000,000	2,000,000
California State Public Works Board, 5.000%, 4/1/2015	250,000	267,267
California State Public Works Board, NATL-RE FGIC, 4.000%, 9/1/2013	100,000	100,000
California Statewide Communities Development Authority, 0.560%, 9/6/2035, Call 9/3/2013 (3)(5)(6)	1,000,000	1,000,000
City of Fresno, NATL-RE FGIC, 5.250%, 6/1/2015, Call 9/30/2013	525,000	526,554
City of Lodi, NATL-RE, 4.500%, 10/1/2016, Call 10/1/2014	175,000	183,055
City of Lodi, NATL-RE, 5.500%, 10/1/2017, Call 10/1/2014	175,000	184,929
City of Palo Alto, 2.000%, 9/2/2013	250,000	250,000
City of Yucaipa, 3.000%, 9/1/2014	425,000	430,062
City of Yucaipa, 3.000%, 9/1/2015	345,000	348,660
County of Mendocino, AGM, 3.000%, 6/1/2014	985,000	997,047
County of Yolo, AGM, 1.500%, 12/1/2013	60,000	60,077
County of Yolo, AGM, 7.000%, 12/1/2013	160,000	162,296
East Bay Municipal Utility District, 0.380%, 7/8/2015, Call 9/30/2013 (3)	700,000	700,021
Golden State Tobacco Securitization Corp., AMBAC, 5.000%, 6/1/2014	150,000	154,155
Golden West Schools Financing Authority, FGIC, 0.410%, 8/1/2026 (3)	6,980,000	6,980,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Hueneme Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2014	$ 100,000	$ 98,038
Kaweah Delta Health Care District, 4.000%, 6/1/2014	280,000	286,479
Kaweah Delta Health Care District, 4.000%, 6/1/2015	125,000	131,092
Kaweah Delta Health Care District, 4.000%, 6/1/2016	490,000	522,742
Long Beach Bond Finance Authority, 5.000%, 11/15/2015	110,000	116,657
Los Angeles Convention & Exhibit Center Authority, AMBAC, 3.500%, 8/15/2014	50,000	51,445
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.411%, 7/1/2027 (3)(14)	225,000	204,870
Los Angeles County Public Works Financing Authority, NATL-RE, 5.000%, 12/1/2015	100,000	108,786
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 8/1/2015	110,000	118,165
Marysville Joint Unified School District, NATL-RE FGIC, 3.875%, 8/1/2016, Call 8/1/2015	40,000	41,665
Mendota Unified School District, BAM, 2.000%, 8/1/2015	100,000	102,226
Montebello Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	300,000	276,636
Northern California Gas Authority No. 1, 0.814%, 7/1/2019 (3)	5,500,000	5,076,500
Northern California Transmission Agency, NATL-RE, 0.410%, 5/1/2024, Call 9/5/2013 (3)(14)	800,000	730,865
Oak Valley Hospital District, NATL-RE FGIC, 5.000%, 7/1/2014	225,000	232,670
Pittsburg Infrastructure Financing Authority, AGM, 2.000%, 9/2/2013	200,000	200,000
Pittsburg Infrastructure Financing Authority, AGM, 3.000%, 9/2/2014	390,000	395,043
Placer County Community Facilities District, 3.000%, 9/1/2013	735,000	735,000
Poway Unified School District Public Financing Authority, 2.000%, 9/15/2015	640,000	642,285
Puttable Floating Option Tax-Exempt Receipts, 0.480%, 2/1/2025 (3)(5)(6)	1,960,000	1,960,000
Puttable Floating Option Tax-Exempt Receipts, 0.490%, 8/1/2030	5,395,000	5,395,000
Puttable Floating Option Tax-Exempt Receipts, AGM, 0.130%, 11/1/2032, Call 5/1/2017 (3)(5)(6)	8,000,000	8,000,000
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.340%, 8/1/2037, Call 8/1/2017 (3)(5)(6)	2,500,000	2,500,000
Rancho Santa Fe Community Services District, 3.000%, 9/1/2013	235,000	235,000

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Redwood City Redevelopment Agency, AMBAC, 5.250%, 7/15/2015, Call 9/30/2013	$ 220,000	$ 220,317
Richland School District, AGM, 0.000%, 8/1/2015	210,000	203,566
Roseville Joint Union High School District, 0.000%, 8/1/2014	415,000	410,676
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2013	450,000	450,000
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2014	460,000	466,021
Salida Area Public Facilities Financing Agency, 3.000%, 9/1/2015	715,000	734,090
San Bernardino City Unified School District, AGM, 4.500%, 8/1/2016, Call 8/1/2015	360,000	387,774
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2014	80,000	83,510
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2014	70,000	72,227
San Bernardino City Unified School District, NATL-RE FGIC, 0.000%, 8/1/2014	100,000	98,399
San Bernardino County Flood Control District, AMBAC, 4.000%, 8/1/2014, Call 9/30/2013	125,000	125,300
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2014	755,000	765,253
Sierra View Local Health Care District, 4.600%, 7/1/2015	100,000	104,151
Southern California Public Power Authority, 5.000%, 11/1/2014	900,000	934,353
Southern Mono Health Care District, 2.000%, 8/1/2014	400,000	401,144
State of California, 5.125%, 4/1/2024, Call 4/1/2014	600,000	613,278
State of California, 5.200%, 3/1/2014, Call 9/30/2013	75,000	75,257
State of California, FSA, 0.510%, 8/1/2027 (3)	7,490,000	7,490,000
Stockton Unified School District, 3.000%, 7/1/2015	430,000	442,724
Turlock Unified School District, BAM, 2.000%, 6/1/2014	430,000	434,240
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 10/1/2013 (3)	2,600,000	2,570,386
Vallejo City Unified School District, NATL-RE, 5.200%, 2/1/2014	725,000	731,054
Victor Elementary School District, NATL-RE, 0.000%, 6/1/2015	270,000	257,610

		71,434,676

Colorado — 6.0%
Broomfield Urban Renewal Authority, 0.230%, 12/1/2030, Call 9/3/2013 (3)	3,120,000	3,120,000
City & County of Denver Co. Airport System Revenue, AGC, 0.230%, 11/15/2025, Call 9/3/2013 (3)	7,000,000	7,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
City & County of Denver, AGC, 0.230%, 11/15/2025, Call 9/3/2013 (3)	$4,000,000	$4,000,000
City & County of Denver, AGC, 0.670%, 11/15/2025, Call 9/4/2013 (3)(14)	3,000,000	3,000,000
City & County of Denver, AGC, 0.685%, 11/15/2025, Call 9/3/2013 (3)(14)	600,000	600,000
Colorado Educational & Cultural Facilities Authority, 2.000%, 7/15/2015	215,000	213,635
Colorado Educational & Cultural Facilities Authority, 3.000%, 6/1/2016	255,000	257,741
Colorado Educational & Cultural Facilities Authority, 4.500%, 12/15/2014, Call 9/30/2013 (5)(6)	190,000	190,209
Colorado Educational & Cultural Facilities Authority, 4.750%, 12/15/2015, Call 9/30/2013 (5)(6)	1,045,000	1,045,554
Colorado Educational & Cultural Facilities Authority, CIFG, 4.000%, 6/1/2014	300,000	302,634
Colorado Educational & Cultural Facilities Authority, XLCA, 5.000%, 6/15/2014	165,000	169,237
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 6/1/2014	700,000	707,798
Colorado Health Facilities Authority, 3.000%, 12/1/2013	160,000	160,539
Colorado Health Facilities Authority, 3.000%, 12/1/2014	140,000	143,700
Colorado Health Facilities Authority, 3.000%, 12/1/2014	425,000	430,793
Colorado Health Facilities Authority, 5.000%, 11/15/2014	330,000	348,067
Colorado Health Facilities Authority, 5.000%, 9/1/2020, Call 9/1/2015	670,000	700,177
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2014	250,000	256,422
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2015	245,000	257,640
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2015	525,000	539,800
Colorado Water Resources & Power Development Authority, NATL-RE, 5.000%, 9/1/2016, Call 9/1/2014	185,000	193,712
Commerce City-Northern Infrastructure General Improvement District, AGM, 5.000%, 12/1/2022	530,000	585,221
Cordillera Metropolitan District, RADIAN, 5.000%, 12/1/2014	175,000	180,341
County of Adams, NATL-RE, 4.375%, 9/1/2017, Call 9/1/2015	4,900,000	5,136,572
Denver Health & Hospital Authority, 5.000%, 12/1/2019, Call 12/1/2016	200,000	210,478

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
E-470 Public Highway Authority, 2.780%, 9/1/2014, Call 3/1/2014 (3)	$2,000,000	$2,011,140
E-470 Public Highway Authority, NATL-RE, 0.000%, 9/1/2013	235,000	235,000
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	100,000	106,859
Goldsmith Metropolitan District, 1.700%, 12/1/2034, Call 9/3/2013 (3)	5,040,000	5,040,000
Park Creek Metropolitan District, AGC, 5.000%, 12/1/2015	100,000	106,806
Puttable Floating Option Tax-Exempt Receipts, 0.410%, 12/1/2028 (3)	7,300,000	7,300,000
Regional Transportation District, AMBAC, 5.000%, 12/1/2013	130,000	131,488
University of Colorado, NATL-RE, 0.410%, 6/1/2025 (3)	5,430,000	5,430,000

		50,111,563

Connecticut — 0.6%
City of West Haven,4.000%, 8/1/2014	100,000	101,721
JPMorgan Chase Putters/Drivers Trust, 0.270%, 6/27/2014 (3)(5)(6)	4,995,000	4,995,000

		5,096,721

District of Columbia — 0.7%
District of Columbia, AGC, 0.310%, 7/15/2017 (3)(5)(6)	5,310,000	5,310,000
Metropolitan Washington Airports Authority, AGC, 0.000%, 10/1/2015	550,000	534,105

		5,844,105

Florida — 5.7%
Bay Laurel Center Community Development District, AGM, 2.000%, 9/1/2013	400,000	400,000
Brevard County Health Facilities Authority, 5.000%, 4/1/2016	125,000	135,931
Canaveral Port Authority, NATL-RE FGIC, 4.000%, 6/1/2016, Call 6/1/2015	175,000	180,007
Citizens Property Insurance Corp., 4.000%, 6/1/2015	25,000	26,338
Citizens Property Insurance Corp., 5.000%, 6/1/2015	500,000	535,375
Citizens Property Insurance Corp., 5.375%, 6/1/2016	250,000	277,247
Citizens Property Insurance Corp., AGC, 4.500%, 6/1/2014	200,000	206,028
Citizens Property Insurance Corp., AGM, 3.250%, 6/1/2014	200,000	204,186
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2014	800,000	817,952
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2015	525,000	557,408
City of Atlantic Beach, 2.000%, 11/15/2014	200,000	200,116
City of Gulf Breeze, 1.750%, 12/1/2015 (3)	9,000,000	8,984,160
City of Lakeland, 1.160%, 10/1/2014, Call 4/1/2014 (3)	715,000	717,603
City of Lakeland, 3.000%, 11/15/2013	250,000	251,302
City of Lakeland, NATL-RE, 0.000%, 10/1/2014	100,000	99,158

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
City of Lauderhill, XLCA, 4.250%, 10/1/2022, Call 10/1/2014	$ 165,000	$ 167,087
City of Leesburg, 5.000%, 7/1/2016, Call 9/30/2013	100,000	100,168
City of Melbourne Water & Sewer Revenue, NATL-RE FGIC, 0.000%, 10/1/2015	120,000	113,396
City of Port St. Lucie, 1.200%, 7/1/2014	980,000	980,794
City of Port St. Lucie, 1.500%, 7/1/2015	855,000	853,769
City of Port St. Lucie, AGM, 1.750%, 9/1/2014	640,000	647,117
City of St. Petersburg, NATL-RE FGIC, 5.000%, 10/1/2014	300,000	313,095
City of Sunrise, NATL-RE, 0.000%, 10/1/2015	395,000	368,721
City of Tallahassee, NATL-RE, 6.625%, 12/1/2013, Call 9/30/2013	160,000	161,789
City of Tampa, 3.000%, 9/1/2016	800,000	834,944
City of Tampa, NATL-RE, 5.500%, 11/15/2014	150,000	158,752
County of Bay, 3.500%, 9/1/2016	305,000	295,646
County of Citrus, XLCA, 0.366%, 1/1/2018 (3)(14)	1,925,000	1,747,630
County of Collier, AMBAC, 5.000%, 6/1/2019, Call 6/1/2015	215,000	226,948
County of Madison, 2.000%, 11/1/2014, Call 5/1/2014	10,000,000	10,031,100
County of Miami-Dade, XLCA, 4.000%, 10/1/2015	150,000	160,197
County of Sarasota, 5.000%, 10/1/2013	100,000	100,340
County of Sarasota, AMBAC, 4.000%, 10/1/2013	195,000	195,308
County of St. Lucie, NATL-RE, 5.250%, 10/1/2017, Call 10/1/2013	1,260,000	1,264,649
County of Volusia, AGM, 3.500%, 12/1/2013, Call 9/30/2013	50,000	50,092
Emerald Coast Utilities Authority, NATL-RE FGIC, 0.000%, 1/1/2015	60,000	57,272
Florida Governmental Utility Authority, 2.000%, 10/1/2016	245,000	241,112
Florida Governmental Utility Authority, AGM, 5.000%, 10/1/2023, Call 10/1/2022	300,000	325,482
Florida Higher Educational Facilities Financial Authority, 3.000%, 4/1/2014	300,000	301,833
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2014	255,000	258,381
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2015	150,000	153,026

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Florida Higher Educational Facilities Financial Authority, 4.000%, 4/1/2016	$ 100,000	$ 102,257
Golden Knights Corp., NATL-RE, 4.000%, 3/1/2014	350,000	354,970
Hillsborough County Industrial Development Authority, 4.000%, 10/1/2015	750,000	793,162
Hillsborough County School Board, AMBAC, 4.000%, 10/1/2013	50,000	50,091
Manatee County School District, AGM, 4.000%, 7/1/2017, Call 7/1/2015	200,000	205,920
Miami Beach Health Facilities Authority, 3.000%, 11/15/2015	750,000	759,547
Miami-Dade County Expressway Authority, 0.790%, 12/12/2013, Call 9/3/2013 (3)(5)(6)	5,000,000	5,000,000
Miami-Dade County School Board, AGM, 5.375%, 8/1/2014	150,000	156,767
Mid-Bay Bridge Authority, AGC, 5.000%, 10/1/2016	200,000	215,740
Northern Palm Beach County Improvement District, NATL-RE, 4.000%, 8/1/2017, Call 8/1/2015	300,000	310,587
Orange County Health Facilities Authority, 4.000%, 10/1/2013	220,000	220,559
Orlando Community Redevelopment Agency, 3.000%, 4/1/2014	1,005,000	1,005,271
Orlando Community Redevelopment Agency, 3.000%, 4/1/2014	220,000	222,453
Orlando Community Redevelopment Agency, 5.000%, 4/1/2015	1,835,000	1,889,481
Orlando Community Redevelopment Agency, 5.000%, 4/1/2015	500,000	525,965
Palm Beach County Health Facilities Authority, 5.350%, 10/1/2014, Call 10/1/2013	1,000,000	1,002,280
Palm Beach County School District, NATL-RE, 3.900%, 8/1/2015	100,000	105,987
Palm Beach County Solid Waste Authority, AMBAC, 0.000%, 10/1/2013	100,000	99,979
Pinellas County Educational Facilities Authority, 3.000%, 10/1/2013	105,000	105,118
Polk County School District, NATL-RE, 5.000%, 10/1/2013	145,000	145,376
St. Johns County School Board, NATL-RE, 4.100%, 7/1/2014	400,000	411,764
Volusia County School Board, AGM, 3.800%, 10/1/2014	100,000	102,286
Volusia County School Board, AGM, 5.500%, 10/1/2013	220,000	220,667

		47,707,686

Georgia — 2.6%
Bartow County Development Authority, 5.100%, 3/1/2024, Call 9/30/2013 (3)	100,000	100,248
City of Atlanta, 0.000%, 11/1/2018, Call 5/1/2018 (3)(4)	2,750,000	2,752,282

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
City of Atlanta Water & Wastewater, FSA, 0.360%, 11/1/2043 (3)	$ 7,000,000	$ 7,000,000
Downtown Dalton Development Authority, NATL-RE, 5.500%, 8/15/2017	265,000	283,455
Fulton County Development Authority, 5.000%, 3/15/2016	1,365,000	1,487,686
Fulton County Development Authority, 5.000%, 10/1/2019	1,000,000	1,135,790
Georgia Housing & Finance Authority, FHA, 0.000%, 12/1/2016	1,285,000	1,050,128
Georgia School Boards Association, Inc., NATL-RE, 3.750%, 12/1/2015	200,000	209,778
Main Street Natural Gas, Inc., 5.000%, 3/15/2014	315,000	321,495
Main Street Natural Gas, Inc., 5.000%, 3/15/2015	95,000	99,899
Milledgeville & Baldwin County Development Authority, AMBAC, 0.684%, 10/1/2016 (3)	805,000	800,452
Municipal Electric Authority of Georgia, NATL-RE-IBC-BNY, 6.500%, 1/1/2017	100,000	106,177
Private Colleges & Universities Authority, 4.000%, 10/1/2013	710,000	711,321
Private Colleges & Universities Authority, 4.000%, 10/1/2014	100,000	102,303
Private Colleges & Universities Authority, 4.000%, 10/1/2015	1,535,000	1,581,510
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.510%, 10/1/2024, Call 10/1/2017 (3)(5)(6)	4,000,000	4,000,000

		21,742,524

Idaho — 0.0%
City of Boise Airport Revenue, 4.000%, 9/1/2019	255,000	276,300

Illinois — 7.9%
Boone Mchenry & Dekalb Counties Community Unit School District 100, NATL-RE, 5.000%, 1/1/2016, Call 1/1/2015	240,000	252,542
Chicago Board of Education, NATL-RE, 5.000%, 12/1/2014, Call 9/30/2013	1,335,000	1,339,165
City of Berwyn, AMBAC, 5.000%, 12/1/2013	1,995,000	2,009,065
City of Chicago, 0.400%, 1/1/2034, Call 9/3/2013 (3)	10,000,000	10,000,000
City of Chicago, 0.400%, 1/1/2034, Call 9/3/2013 (3)	250,000	250,000
City of Chicago, NATL-RE, 5.250%, 1/1/2016, Call 9/30/2013	200,000	200,478
City of Chicago, NATL-RE, 5.250%, 1/1/2017, Call 9/30/2013	840,000	841,898
City of Chicago, NATL-RE FGIC, 0.000%, 1/1/2016	150,000	145,218

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
City of East Peoria, AGM, 2.000%, 1/1/2014	$ 250,000	$ 250,905
City of Joliet, 4.000%, 1/1/2014	560,000	566,356
City of Joliet, 4.000%, 1/1/2015	125,000	130,520
City of Rockford, 2.000%, 12/15/2013	390,000	391,837
City of Springfield, 5.000%, 3/1/2016	300,000	321,366
City of Springfield, 5.000%, 3/1/2017	350,000	379,060
City of Springfield, NATL-RE, 3.800%, 3/1/2014	300,000	303,789
City of Springfield, NATL-RE, 4.000%, 3/1/2015	75,000	78,557
City of Springfield, NATL-RE, 5.000%, 3/1/2014	1,485,000	1,512,428
City of Springfield, NATL-RE, 5.000%, 3/1/2015	740,000	777,992
City of United City of Yorkville, AMBAC, 4.000%, 12/30/2014	200,000	207,924
City of United City of Yorkville, AMBAC, 4.000%, 12/30/2017, Call 12/30/2016	125,000	130,690
City of Waukegan, AGM, 3.000%, 12/30/2013	200,000	201,226
City of Waukegan, AGM, 4.000%, 12/30/2015	535,000	561,482
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2015	65,000	60,821
Cook County Community Consolidated School District No. 15 Palatine, NATL-RE FGIC, 0.000%, 12/1/2013	250,000	248,923
Cook County School District No. 130 Blue Island, XLCA, 4.250%, 12/1/2013	500,000	503,110
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2020	135,000	103,827
Cook County School District No. 171 Sunnybrook, 4.500%, 12/1/2013	205,000	206,835
County of Cook, NATL-RE, 5.250%, 11/15/2016, Call 11/15/2013	315,000	317,388
County of Du Page, AGM, 5.000%, 1/1/2017, Call 7/1/2015	455,000	479,547
Eastern Illinois University, AMBAC, 5.000%, 4/1/2015	200,000	210,322
Illinois Finance Authority, 2.150%, 5/15/2014	275,000	274,167
Illinois Finance Authority, 2.400%, 5/15/2015	300,000	296,211
Illinois Finance Authority, 2.700%, 5/15/2016	375,000	367,245
Illinois Finance Authority, 4.000%, 4/1/2014	30,000	30,611
Illinois Finance Authority, 4.000%, 5/15/2015	250,000	260,885
Illinois Finance Authority, 4.550%, 11/1/2018, Call 11/1/2013	100,000	100,686
Illinois Finance Authority, 5.000%, 11/1/2014	100,000	104,832

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois Finance Authority, 5.000%, 12/15/2016, Call 12/1/2015	$ 520,000	$ 512,866
Illinois Finance Authority, 5.000%, 7/1/2017	140,000	149,773
Illinois Finance Authority, 5.950%, 8/15/2026, Call 9/30/2013 (3)	2,750,000	2,730,860
Illinois Finance Authority, NATL-RE, 0.000%, 12/1/2013	50,000	49,736
Illinois Finance Authority, NATL-RE, 0.000%, 1/1/2014	100,000	99,439
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2015	75,000	80,489
Illinois Finance Authority, XLCA, 5.000%, 8/1/2015	50,000	53,061
Illinois Housing Development Authority, NATL-RE, 4.100%, 1/1/2014, Call 9/30/2013	140,000	140,220
Illinois State Toll Highway Authority, AGM, 0.430%, 1/1/2031, Call 9/3/2013 (3)	7,000,000	7,000,000
Illinois State Toll Highway Authority, AGM, 0.450%, 1/1/2031, Call 9/3/2013 (3)	2,035,000	2,035,000
Illinois State Toll Highway Authority, AGM, 0.600%, 1/1/2016, Call 9/5/2013 (3)	3,200,000	3,200,000
Illinois State Toll Highway Authority, AGM, 0.600%, 1/1/2017, Call 9/5/2013 (3)	1,650,000	1,650,000
Kane County School District No. 129 West Aurora, NATL-RE FGIC, 5.000%, 2/1/2015	350,000	370,653
Kendall, Kane & Will Counties Community Unit School District No. 308, 3.000%, 10/1/2014	155,000	159,036
Kendall, Kane & Will Counties Community Unit School District No. 308, 4.000%, 10/1/2015	70,000	74,430
Kendall, Kane & Will Counties Community Unit School District No. 308, NATL-RE FGIC, 4.250%, 10/1/2020, Call 10/1/2017	300,000	318,528
Lake County Community Consolidated School District No. 3 Beach Park, NATL-RE, 8.750%, 1/1/2015	850,000	913,869
Lake County School District No. 37 Gavin, FSA, 0.000%, 12/1/2014	400,000	389,448
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2015	200,000	191,510
Lake County Township High School District No. 126 Zion-Benton, NATL-RE, 0.000%, 2/1/2014	910,000	903,876
Macon & De Witt Counties Community Unit School District No. 2 Maroa-Forsyth, AGM, 4.900%, 12/1/2013	205,000	207,023
Macon, Christian & De Witt Counties Community College District No. 537 Richland, 5.000%, 11/1/2013	275,000	276,724

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Marion & Jefferson Counties Community High School District No. 600 Salem, NATL-RE FGIC, 0.000%, 11/1/2016	$ 475,000	$ 424,550
Mason Hospital District, RADIAN, 7.250%, 12/1/2015	155,000	163,494
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2015	100,000	96,214
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE FGIC, 0.000%, 1/1/2014	400,000	398,560
Metropolitan Water Reclamation District of Greater Chicago, 5.000%, 12/1/2023, Call 6/1/2016	250,000	263,785
Northern Cook County Solid Waste Agency, NATL-RE, 5.000%, 5/1/2015	505,000	533,442
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2023, Call 1/1/2018	1,115,000	1,180,573
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2014	125,000	126,173
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2016	200,000	200,348
Railsplitter Tobacco Settlement Authority, 3.125%, 6/1/2014	715,000	727,377
Saint Clair County School District No. 118 Belleville, AMBAC, 0.000%, 12/1/2014	200,000	191,796
Southwestern Illinois Development Authority, AGM, 4.500%, 12/1/2014	250,000	261,220
Southwestern Illinois Development Authority, AGM, 5.250%, 2/1/2023, Call 2/1/2017	1,165,000	1,248,833
State of Illinois, 2.000%, 10/1/2033, Call 9/3/2013 (3)	7,000,000	7,000,000
State of Illinois, 4.000%, 1/1/2014	400,000	404,200
State of Illinois, 4.000%, 3/1/2014	250,000	253,970
State of Illinois, 5.000%, 1/1/2014	250,000	253,428
State of Illinois, 5.000%, 3/1/2014	35,000	35,808
State of Illinois, 5.000%, 3/1/2014	65,000	66,349
State of Illinois, 5.000%, 3/1/2015, Call 3/1/2014	225,000	230,252
State of Illinois, FSA, 5.500%, 12/15/2014, Call 9/30/2013	200,000	200,746
Town of Cicero, NATL-RE FGIC, 4.125%, 12/1/2014	300,000	309,474
Town of Cicero, XLCA, 5.000%, 1/1/2014	210,000	212,465
Village of Bensenville, CIFG, 5.000%, 4/1/2016	500,000	532,360
Village of Bolingbrook, NATL-RE, 3.875%, 3/1/2015	200,000	203,172
Village of Bourbonnais, 4.500%, 11/1/2015	210,000	220,380
Village of Bridgeview, AMBAC, 3.300%, 12/1/2015, Call 12/1/2013	330,000	329,637

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of Cary, RADIAN, 4.400%, 3/1/2016	$ 285,000	$ 285,256
Village of Elwood, RADIAN, 4.200%, 3/1/2016, Call 3/1/2014	100,000	101,320
Village of Franklin Park, AGM, 4.000%, 7/1/2014	205,000	209,000
Village of Franklin Park, AMBAC, 5.000%, 7/1/2015, Call 1/1/2014	1,250,000	1,257,462
Village of Franklin Park, BAM, 4.000%, 10/1/2017	95,000	100,407
Village of Glenwood, AGM, 3.000%, 12/1/2013	140,000	140,476
Village of Glenwood, AGM, 3.000%, 12/1/2014	165,000	167,046
Village of Lyons, NATL-RE, 3.700%, 12/15/2013	240,000	241,445
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2014	100,000	96,218
Village of Midlothian, 4.000%, 1/1/2014	100,000	100,522
Village of Sauk Village, RADIAN, 5.350%, 12/1/2014, Call 9/30/2013	75,000	75,043
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2014	285,000	278,456
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2015	225,000	217,928
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC,0.000%, 11/1/2014	100,000	99,390
Will, Grundy, Etc. Counties Community College District No. 525, 5.250%, 6/1/2015	275,000	295,441
Will, Grundy, Etc. Counties Community College District No. 525, 5.750%, 6/1/2023, Call 6/1/2018	300,000	326,352

		65,984,817

Indiana — 3.8%
City of Goshen Sewage Works Revenue, NATL-RE, 3.800%, 1/1/2018, Call 9/30/2013	615,000	619,182
City of Greenwood, 4.000%, 10/1/2014	100,000	103,049
County of Knox, 3.000%, 4/1/2015	200,000	205,716
County of Lake, 2.000%, 1/15/2015	545,000	548,215
County of Lake, 2.000%, 7/15/2015	335,000	336,219
County of Lake, 2.000%, 1/15/2016	555,000	554,101
County of Lake, 2.000%, 7/15/2016	560,000	552,658
County of Lake, 2.000%, 1/15/2017	285,000	275,772
Franklin Community Multi-School Building Corp., NATL-RE FGIC State Aid Withholding, 5.000%, 1/15/2016	250,000	267,805
Gary Community School Corp., State Aid Withholding, 2.000%, 1/15/2016	255,000	257,887
Gary Community School Corp., State Aid Withholding, 2.000%, 1/15/2017	520,000	516,979

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Hammond Local Public Improvement Bond Bank, 4.000%, 2/15/2014	$ 565,000	$ 571,938
Indiana Bond Bank, 0.510%, 4/15/2017 (3)(5)(6)	7,000,000	7,000,000
Indiana Finance Authority, 0.550%, 9/15/2014, Call 3/15/2014 (3)	500,000	501,065
Indiana Finance Authority, 2.200%, 2/1/2016, Call 8/1/2015	4,450,000	4,412,931
Indiana Finance Authority, 3.000%, 10/1/2014	3,000,000	3,077,490
Indiana Finance Authority, 4.000%, 7/1/2015	100,000	104,642
Indiana Finance Authority, NATL-RE, 5.000%, 7/1/2014	150,000	155,874
Indiana Health & Educational Facilities Financing Authority, 5.250%, 3/1/2016	710,000	773,893
Indiana Health Facility Financing Authority, 5.000%, 6/1/2014 (3)	225,000	232,781
Indiana Municipal Power Agency, NATL-RE, 5.500%, 1/1/2016	200,000	208,566
Indianapolis Local Public Improvement Bond Bank, 0.410%, 1/10/2020 (3)	4,630,000	4,630,000
Merrillville Redevelopment District, 5.500%, 1/1/2024, Call 1/1/2014	205,000	208,450
North West Hendricks Middle School Building Corp., NATL-RE FGIC State Aid Withholding, 5.000%, 7/15/2014	215,000	223,035
Northwestern School Building Corp., NATL-RE FGIC State Aid Withholding, 5.000%, 7/15/2016, Call 7/15/2014	100,000	103,288
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.510%, 7/1/2022, Call 9/3/2013 (3)	5,625,000	5,625,000
University of Southern Indiana, NATL-RE FGIC, 5.500%, 10/1/2013	50,000	50,186

		32,116,722

Iowa — 0.7%
City of Ames, 4.000%, 6/15/2014	250,000	254,652
City of Coralville, 3.000%, 6/1/2016	250,000	245,410
City of Coralville, 5.000%, 6/1/2014	2,115,000	2,150,109
City of Coralville, 5.000%, 6/1/2014	250,000	250,052
City of Coralville, 5.000%, 6/1/2017	50,000	49,360
City of Hills, 4.000%, 8/15/2015	1,690,000	1,783,677
Iowa Finance Authority, FGIC, 5.000%, 7/1/2014	500,000	518,350
Iowa Higher Education Loan Authority, 3.000%, 10/1/2013	160,000	160,146
Iowa Higher Education Loan Authority, 3.000%, 10/1/2015	340,000	350,224
Iowa Higher Education Loan Authority, 3.000%, 10/1/2016	350,000	361,858

		6,123,838

Kansas — 0.2%
Geary County Unified School District No. 475, NATL-RE, 5.250%, 9/1/2014	1,025,000	1,060,834

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kansas (continued)
Kansas Development Finance Authority, 3.000%, 11/15/2013	$ 300,000	$ 301,140
Kansas Development Finance Authority, 3.000%, 11/15/2014	395,000	403,117
Kansas Development Finance Authority, 4.000%, 11/15/2013	100,000	100,574

		1,865,665

Kentucky — 0.8%
City of Owensboro, AMBAC, 0.000%, 1/1/2015	25,000	24,852
City of Russell, 4.000%, 11/1/2015	400,000	422,964
County of Mason, 0.320%, 10/15/2014, Call 9/4/2013 (3)	3,450,000	3,450,000
County of Warren, 4.000%, 4/1/2015	1,000,000	1,047,640
Lexington-Fayette Urban County Government, 0.650%, 4/1/2014 (3)	2,005,000	2,005,000

		6,950,456

Louisiana — 3.7%
City of New Orleans, NATL-RE, 5.250%, 12/1/2014	200,000	210,640
Jefferson Parish School Board, CIFG, 4.250%, 2/1/2024, Call 2/1/2017	285,000	301,972
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	3,637,444	3,585,501
Louisiana Housing Corp., FHLMC, 1.300%, 7/1/2015, Call 10/1/2013	1,000,000	998,900
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 2.000%, 10/1/2013	100,000	100,088
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 2.000%, 11/1/2013	100,000	100,221
Louisiana Offshore Terminal Authority, 1.875%, 10/1/2013 (3)	335,000	335,325
Louisiana Public Facilities Authority, 0.610%, 7/1/2021, Call 9/5/2013 (3)	2,125,000	2,125,000
Louisiana State Citizens Property Insurance Corp., 2.000%, 6/1/2014	100,000	100,756
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.000%, 6/1/2015	215,000	228,169
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.250%, 6/1/2014	110,000	113,257
New Orleans Aviation Board, AGC, 4.250%, 1/1/2015	250,000	261,692
Parish of St. Bernard, 3.000%, 3/1/2015	2,955,000	3,034,578
Parish of St. James, 0.340%, 11/1/2040, Call 9/3/2013 (3)	9,000,000	9,000,000
Parish of St. James, 0.360%, 11/1/2040, Call 9/3/2013 (3)	7,000,000	7,000,000

Description	Principal Amount	Value
Municipals (continued)

Louisiana (continued)
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2015	$ 275,000	$ 249,312
St. Tammany Parish Hospital Service District No. 1, 3.000%, 7/1/2014	1,400,000	1,421,812
Tangipahoa Parish Hospital Service District No. 1, 5.375%, 2/1/2014, Call 9/30/2013	2,000,000	2,025,920

		31,193,143

Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, 4.000%, 7/1/2015	495,000	524,057

Maryland — 1.4%
Anne Arundel County Consolidated Special Taxing District, 4.000%, 7/1/2015	125,000	131,730
City of Baltimore, NATL-RE, 0.350%, 7/1/2020 (3)(5)(6)	10,000,000	10,000,000
City of Baltimore, XLCA, 0.070%, 7/1/2034, Call 9/4/2013 (3)(14)	575,000	498,446
Maryland Community Development Administration, 4.200%, 9/1/2015	475,000	494,546
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	75,000	80,132
Maryland Health & Higher Educational Facilities Authority, 3.000%, 7/1/2014	100,000	101,064
Maryland Health & Higher Educational Facilities Authority, 3.000%, 7/1/2015	220,000	223,478

		11,529,396

Massachusetts — 1.9%
City of Fall River, AGM, 5.250%, 2/1/2018, Call 9/30/2013	10,000	10,127
Commonwealth of Massachusetts, 0.230%, 1/1/2015, Call 7/1/2014 (3)	2,650,000	2,649,099
Massachusetts Development Finance Agency, 2.000%, 10/1/2014	1,000,000	1,005,610
Massachusetts Development Finance Agency, 4.000%, 7/1/2014	250,000	254,733
Massachusetts Development Finance Agency, 4.000%, 10/1/2015	200,000	207,830
Massachusetts Development Finance Agency, 5.000%, 1/1/2014	300,000	303,345
Massachusetts Development Finance Agency, AGM, 4.000%, 4/1/2014	695,000	705,460
Massachusetts Development Finance Agency, AGM, 4.000%, 10/1/2015	950,000	991,724

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Massachusetts (continued)
Massachusetts Health & Educational Facilities Authority, 1.000%, 11/1/2014 (3)	$ 105,000	$ 105,701
Massachusetts Health & Educational Facilities Authority, AGM, 0.700%, 7/1/2040, Call 9/4/2013 (3)(14)	1,595,000	1,595,000
Massachusetts Housing Finance Agency, 1.000%, 12/1/2013, Call 9/20/2013	4,900,000	4,901,470
Massachusetts Housing Finance Agency, GNMA/FNMA/FHLMC, 2.650%, 12/1/2041, Call 12/1/2022	3,000,000	3,033,480
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.088%, 7/1/2018, Call 9/3/2013 (3)(14)	300,000	282,620

		16,046,199

Michigan — 2.6%
Almont Community Schools, NATL-RE Q-SBLF, 4.000%, 5/1/2015, Call 11/1/2013	200,000	200,826
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	605,000	560,115
City of Detroit Convention Facility Revenue, NATL-RE, 5.000%, 9/30/2013	3,090,000	3,097,849
City of Detroit MI Sewage Disposal System Revenue, NATL-RE FGIC, 5.250%, 7/1/2016	265,000	267,536
City of Detroit MI Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	100,000	104,213
City of Detroit Sewage Disposal System Revenue, AGM, 5.500%, 7/1/2017	400,000	406,712
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2014	605,000	606,410
City of Detroit Water Supply System Revenue, NATL, 5.000%, 7/1/2021, Call 7/1/2015	1,500,000	1,451,790
City of Detroit Water Supply System Revenue, NATL-RE FGIC, 5.000%, 7/1/2014	45,000	45,105
City of Grand Haven, NATL-RE, 5.500%, 7/1/2014	200,000	205,890
City of Lowell Electric Supply System Revenue, AGM, 2.000%, 8/1/2014	110,000	110,989
City of Marquette, AMBAC, 4.000%, 11/1/2014	160,000	163,450
City of Wayne, AMBAC, 4.000%, 10/1/2017, Call 10/1/2015	300,000	311,001
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2016	300,000	312,867
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2017	315,000	328,765

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Detroit City School District, AGM Q-SBLF, 5.000%, 5/1/2015	$ 750,000	$ 786,187
Detroit Wayne County Stadium Authority, 5.000%, 10/1/2014	245,000	252,860
Kent Hospital Finance Authority, 5.250%, 1/15/2014 (3)	100,000	101,825
Michigan Finance Authority, 3.000%, 5/1/2014	100,000	101,468
Michigan Finance Authority, 3.000%, 12/1/2014	120,000	123,882
Michigan Finance Authority, 3.000%, 5/1/2015	160,000	164,333
Michigan Finance Authority, 3.150%, 5/1/2021	255,000	237,805
Michigan Finance Authority, 3.500%, 4/1/2014	130,000	131,894
Michigan Finance Authority, 4.000%, 6/1/2014	500,000	511,945
Michigan Finance Authority, 4.000%, 4/1/2015	135,000	138,945
Michigan Finance Authority, 5.000%, 6/1/2014	1,225,000	1,263,281
Michigan Finance Authority, 5.000%, 6/1/2015	1,500,000	1,582,035
Michigan Municipal Bond Authority, AMBAC, 4.700%, 11/1/2013, Call 9/30/2013	150,000	150,420
Michigan State Hospital Finance Authority, 5.500%, 11/1/2015, Call 11/1/2013	100,000	100,825
Michigan State Housing Development Authority, 1.000%, 10/1/2014, Call 4/1/2014	3,150,000	3,152,866
Oakland County Economic Development Corp., 4.500%, 12/1/2013	705,000	704,859
Redford Township Building Authority, AGM, 2.000%, 4/1/2014	355,000	355,802
Romulus Tax Increment Finance Authority, AGM, 4.250%, 11/1/2014	400,000	413,392
South Lyon Community Schools, AGM Q-SBLF, 5.000%, 5/1/2014	100,000	102,961
Star International Academy, 2.400%, 3/1/2014	100,000	99,763
Star International Academy, 2.900%, 3/1/2015	125,000	123,724
Star International Academy, 3.150%, 3/1/2016	130,000	127,286
Star International Academy, 3.400%, 3/1/2017	125,000	120,958
Taylor Tax Increment Finance Authority, AGM, 2.000%, 5/1/2016	1,245,000	1,251,735
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2020, Call 11/1/2013	785,000	787,190
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2021, Call 11/1/2013	600,000	601,542

		21,663,301

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota — 0.8%
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 0.200%, 8/15/2037, Call 9/3/2013 (3)	$5,150,000	$5,150,000
City of Winona, 2.000%, 7/1/2015	100,000	99,679
City of Winona, 2.300%, 7/1/2016	500,000	497,150
City of Winona, 5.000%, 7/1/2014	150,000	154,397
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.000%, 12/1/2014, Call 12/1/2013	15,000	15,156
Minnesota Higher Education Facilities Authority, 2.000%, 12/1/2013	100,000	100,122
Minnesota Higher Education Facilities Authority, 3.000%, 10/1/2014	390,000	394,863
Minnesota Higher Education Facilities Authority, 3.000%, 12/1/2014	250,000	253,933
Minnesota Higher Education Facilities Authority, 4.000%, 10/1/2015	255,000	263,721
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2013	60,000	60,533

		6,989,554

Mississippi — 1.0%
City of D’Iberville, 2.000%, 4/1/2016	265,000	261,001
Mississippi Business Finance Corp., 1.510%, 12/1/2036, Call 9/3/2013 (3)	8,000,000	8,000,000
Mississippi Development Bank, 5.000%, 4/1/2018	300,000	330,708
Mississippi Hospital Equipment & Facilities Authority, NATL-RE FHA, 4.500%, 2/1/2014	145,000	146,655

		8,738,364

Missouri — 1.4%
Camdenton Reorganized School District No. R-III, 2.000%, 4/1/2014	625,000	631,537
Camdenton Reorganized School District No. R-III, 2.000%, 4/1/2015	200,000	205,170
City of Sikeston, NATL-RE, 6.000%, 6/1/2014	225,000	232,882
City of Springfield, 5.000%, 6/1/2014	255,000	263,160
City of St. Louis, AGM, 5.000%, 7/1/2014	225,000	233,525
City of St. Louis, NATL-RE, 4.000%, 7/1/2014	100,000	102,927
City of St. Louis, NATL-RE, 5.500%, 7/1/2015	500,000	542,610
County of Jackson, AMBAC, 0.000%, 12/1/2015	90,000	84,867
Joplin Industrial Development Authority, 2.750%, 2/15/2014	135,000	135,690

Description	Principal Amount	Value
Municipals (continued)

Missouri (continued)
Joplin Industrial Development Authority, 3.125%, 2/15/2015	$ 705,000	$ 713,714
Kansas City Industrial Development Authority, 4.000%, 9/1/2013	1,150,000	1,150,000
Missouri State Health & Educational Facilities Authority, 0.130%, 11/1/2032, Call 9/3/2013 (3)	2,000,000	2,000,000
Missouri State Health & Educational Facilities Authority, 0.150%, 2/1/2031, Call 9/3/2013 (3)	5,000,000	5,000,000

		11,296,082

Nebraska — 0.2%
Central Plains Energy Project, 3.000%, 9/1/2013	500,000	500,000
Central Plains Energy Project, 4.000%, 9/1/2014	700,000	717,465
Lincoln County Hospital Authority No. 1, 4.000%, 11/1/2019	745,000	784,850

		2,002,315

Nevada — 0.1%
City of North Las Vegas, NATL-RE, 4.000%, 10/1/2013	750,000	751,350
Henderson Redevelopment Agency, AMBAC, 4.600%, 10/1/2014, Call 9/30/2013	175,000	175,291

		926,641

New Hampshire — 0.3%
New Hampshire Business Finance Authority, 5.375%, 5/1/2014	100,000	102,012
New Hampshire Health & Education Facilities Authority, 3.000%, 7/1/2015	735,000	757,557
New Hampshire Health & Education Facilities Authority, 3.000%, 7/1/2016	755,000	779,175
New Hampshire Health & Education Facilities Authority, 4.000%, 7/1/2017	780,000	827,058
New Hampshire Health & Education Facilities Authority, 5.000%, 7/1/2014	110,000	110,730
New Hampshire Health & Education Facilities Authority, NATL-RE FGIC, 5.000%, 10/1/2013	100,000	100,351

		2,676,883

New Jersey — 7.5%
Camden County Municipal Utilities Authority, NATL-RE FGIC, 0.000%, 9/1/2015	185,000	177,435
Casino Reinvestment Development Authority, NATL-RE, 5.000%, 6/1/2014	390,000	400,160
City of Millville, 2.000%, 7/15/2015	1,385,000	1,405,830
New Jersey Economic Development Authority, 0.280%, 11/1/2031, Call 9/3/2013 (3)	8,805,000	8,805,000
New Jersey Economic Development Authority, 0.280%, 11/1/2040, Call 9/3/2013 (3)	6,235,000	6,235,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Economic Development Authority, 0.280%, 11/1/2040, Call 9/3/2013 (3)	$5,000,000	$ 5,000,000
New Jersey Economic Development Authority, 0.730%, 3/1/2036, Call 9/3/2013 (3)	6,150,000	6,150,000
New Jersey Economic Development Authority, 1.260%, 5/1/2036, Call 9/3/2013 (3)	8,465,000	8,465,000
New Jersey Economic Development Authority, 1.660%, 3/1/2028, Call 3/1/2023 (3)	4,000,000	3,978,520
New Jersey Economic Development Authority, 1.760%, 2/1/2016, Call 8/1/2015 (3)	3,000,000	3,065,460
New Jersey Economic Development Authority, 1.860%, 2/1/2018, Call 8/1/2017 (3)	500,000	515,110
New Jersey Economic Development Authority, 5.000%, 6/15/2015	1,130,000	1,187,664
New Jersey Economic Development Authority, AGM, 5.000%, 9/1/2014 (3)	125,000	130,886
New Jersey Economic Development Authority, NATL-RE, 5.250%, 7/1/2016, Call 7/1/2014	150,000	155,673
New Jersey Educational Facilities Authority, AGM, 5.000%, 9/1/2013	250,000	250,000
New Jersey Health Care Facilities Financing Authority, 0.280%, 7/1/2038, Call 9/3/2013 (3)	4,300,000	4,300,000
New Jersey Health Care Facilities Financing Authority, 0.580%, 7/1/2018, Call 9/3/2013 (3)	100,000	100,000
New Jersey Health Care Facilities Financing Authority, 3.250%, 7/1/2016	515,000	529,425
New Jersey Health Care Facilities Financing Authority, AGC, 0.660%, 7/1/2038, Call 7/1/2019 (3)(5)(6)	8,000,000	8,000,000
New Jersey Sports & Exposition Authority, 3.250%, 9/1/2013	170,000	170,000
New Jersey Transportation Trust Fund Authority, FGIC, 0.480%, 12/15/2030 (3)	2,560,000	2,560,000
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2014	360,000	368,075
Pequannock River Basin Regional Sewerage Authority, 3.000%, 12/1/2015	235,000	242,887
Perth Amboy Board of Education, School Bond Reserve Fund, 3.000%, 7/15/2014	470,000	476,491
Tobacco Settlement Financing Corp., 5.000%, 6/1/2014	100,000	103,004
Township of Lyndhurst, NATL-RE FGIC, 4.700%, 5/1/2014, Call 9/30/2013	25,000	25,063

		62,796,683

Description	Principal Amount	Value
Municipals (continued)

New Mexico — 0.2%
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2019, Call 6/15/2017	$1,440,000	$1,615,565

New York — 6.8%
City of New York, AGC, 0.700%, 10/1/2021, Call 9/3/2013 (3)(14)	2,475,000	2,475,000
City of New York, AGC, 0.710%, 10/1/2027, Call 9/6/2013 (3)(14)	1,400,000	1,400,000
City of New York, AGM, 0.700%, 8/1/2026, Call 9/4/2013 (3)(14)	4,975,000	4,975,000
City of New York, AGM, 0.700%, 6/1/2036, Call 9/4/2013 (3)(14)	1,225,000	1,225,000
City of New York, AGM, 0.750%, 8/1/2026, Call 9/5/2013 (3)(14)	1,000,000	1,000,000
City of New York, GO, 0.640%, 8/1/2026, Call 9/3/2013 (3)(14)	1,225,000	1,225,000
City of Utica, 2.000%, 4/1/2014	100,000	100,626
County of Rockland, 2.250%, 3/14/2014	2,000,000	2,009,980
County of Rockland, 2.500%, 9/24/2013	1,000,000	1,000,710
County of Suffolk, NATL-RE, 4.000%, 11/1/2013	285,000	286,533
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2015	445,000	473,387
Long Island Power Authority, NATL-RE, 5.250%, 12/1/2014	415,000	437,821
Metropolitan Transportation Authority, 0.545%, 11/1/2014, Call 5/1/2014 (3)	3,000,000	2,998,620
Metropolitan Transportation Authority, AGM, 0.365%, 11/1/2022, Call 9/4/2013 (3)(14)	3,825,000	3,650,461
Metropolitan Transportation Authority, AMBAC, 0.510%, 11/15/2023 (3)	5,465,000	5,465,000
Monroe County Industrial Development Corp., FHA, 0.660%, 8/15/2040, Call 2/15/2021 (3)(5)(6)	1,235,000	1,235,000
New York City Health & Hospital Corp., GO, 5.000%, 2/15/2015	65,000	69,332
New York City Health & Hospital Corp., GO, 5.000%, 2/15/2015	85,000	90,358
New York City Municipal Water Finance Authority, 0.400%, 6/15/2032, Call 9/15/2013 (3)	5,000,000	5,000,000
New York City Municipal Water Finance Authority, 0.410%, 6/15/2032, Call 9/16/2013 (3)	5,000,000	5,000,000
New York City Transitional Finance Authority, 0.440%, 11/1/2022 (3)	1,170,000	1,170,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, 0.400%, 8/1/2023, Call 9/3/2013 (3)	$2,500,000	$ 2,500,000
New York City Transitional Finance Authority, AGM, 0.700%, 11/1/2027, Call 9/6/2013 (3)(14)	50,000	50,000
New York State Energy Research & Development Authority, AMBAC, 0.500%, 10/1/2028, Call 9/6/2013 (3)(14)	1,075,000	1,075,000
New York State Energy Research & Development Authority, NATL-RE, 0.506%, 4/1/2034, Call 9/3/2013 (3)(14)	2,000,000	1,820,356
New York State Thruway Authority, FSA, 0.610%, 1/1/2032, Call 7/1/2015 (3)(5)(6)	1,000,000	1,000,000
Puttable Floating Option Tax-Exempt Receipts, AMBAC, 0.460%, 12/1/2025, Call 9/3/2013 (3)(5)(6)	6,330,000	6,330,000
Ramapo Local Development Corp., 2.000%, 3/15/2015	300,000	304,536
South Plattsburgh Fire District, AGC, 4.250%, 10/1/2014	110,000	113,742
State of New York, NATL-RE FGIC, 0.075%, 2/15/2022, Call 9/5/2013 (3)(14)	250,000	230,142
State of New York, NATL-RE FGIC, 0.075%, 2/13/2032, Call 9/5/2013 (3)(14)	1,900,000	1,749,632
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2018	65,000	70,771

		56,532,007

North Carolina — 1.4%
County of New Hanover, NATL-RE, 3.500%, 9/1/2013	100,000	100,000
County of Sampson, FSA, 0.330%, 6/1/2034, Call 6/1/2017 (3)	2,500,000	2,500,000
Person County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 11/1/2018, Call 9/6/2013 (3)(14)	4,350,000	4,142,692
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 10/1/2022, Call 9/12/2013 (3)(14)	1,025,000	935,919
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 10/1/2022, Call 9/19/2013 (3)(14)	950,000	867,432
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.105%, 10/1/2022, Call 9/4/2013 (3)(14)	2,275,000	2,077,532

Description	Principal Amount	Value
Municipals (continued)

North Carolina (continued)
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.105%, 10/1/2022 (3)(14)	$ 900,000	$ 821,879

		11,445,454

North Dakota — 1.7%
Barnes County North Public School District Building Authority, 4.000%, 5/1/2014	485,000	493,129
Barnes County North Public School District Building Authority, 4.000%, 5/1/2015	500,000	517,440
Barnes County North Public School District Building Authority, 4.000%, 5/1/2016	520,000	539,500
Barnes County North Public School District Building Authority, 4.000%, 5/1/2017	545,000	561,813
Barnes County North Public School District Building Authority, 4.000%, 5/1/2018	565,000	574,588
Barnes County North Public School District Building Authority, 4.000%, 5/1/2019	590,000	596,230
City of Williston, AGM, 2.650%, 11/1/2020, Call 5/1/2015 (4)	4,000,000	3,994,760
County of Burleigh, 2.500%, 7/1/2014	150,000	150,059
County of Burleigh, 3.000%, 7/1/2015	255,000	256,165
Williston Parks & Recreation District, 1.150%, 3/1/2014	200,000	200,116
Williston Parks & Recreation District, 2.000%, 3/1/2032, Call 9/16/2013	3,715,000	3,677,516
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/16/2013	2,960,000	2,858,679

		14,419,995

Ohio — 0.7%
Adams County/Ohio Valley Local School District, 2.000%, 12/1/2014	105,000	105,101
Bath Local School District, AGM, 1.000%, 12/1/2013	155,000	155,174
Buckeye Tobacco Settlement Financing Authority, 5.000%, 6/1/2015	50,000	52,567
City of Akron, 4.000%, 12/1/2026, Call 12/1/2017	500,000	506,010
City of Akron Sanitary Sewer System Revenue, NATL-RE FGIC, 5.375%, 12/1/2013	1,030,000	1,040,877
City of Lorain, AGM, 2.000%, 12/1/2013	440,000	441,223
City of Middleburg Heights, 4.000%, 8/1/2019	720,000	751,543
City of Parma, AMBAC, 5.450%, 12/1/2014	185,000	187,096
City of Trenton, AGM, 2.000%, 12/1/2015	275,000	280,272

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
County of Erie, XLCA, 4.000%, 10/1/2014	$ 150,000	$ 156,019
County of Richland, AGM, 1.000%, 12/1/2014	100,000	100,073
County of Richland, AGM, 1.500%, 12/1/2015	130,000	130,772
Montpelier Exempted Village School District, School District Credit Program, 0.000%, 12/1/2014	150,000	147,357
Montpelier Exempted Village School District, School District Credit Program, 0.000%, 12/1/2015	145,000	139,452
New Albany Community Authority, 3.000%, 10/1/2013	500,000	500,840
Warrensville Height City School District, NATL-RE FGIC, 7.000%, 12/1/2013	1,050,000	1,062,936

		5,757,312

Oklahoma — 0.1%
Comanche County Hospital Authority, 4.000%, 7/1/2014	290,000	294,437
Oklahoma Turnpike Authority, 5.000%, 1/1/2014	200,000	203,090
Stephens County Educational Facilities Authority, 2.000%, 9/1/2013	115,000	115,000
Stephens County Educational Facilities Authority, 2.000%, 9/1/2014	100,000	101,180
Stephens County Educational Facilities Authority, 3.000%, 9/1/2014	170,000	171,773
Stephens County Educational Facilities Authority, 3.000%, 9/1/2015	160,000	161,387

		1,046,867

Oregon — 1.3%
City of Sutherlin, 1.400%, 11/15/2013, Call 9/30/2013	3,000,000	3,001,260
County of Gilliam, 2.000%, 9/2/2014 (3)	2,550,000	2,575,092
Klamath Falls Intercommunity Hospital Authority, 4.000%, 9/1/2014	355,000	362,057
Port of Morrow, 0.550%, 2/1/2027, Call 9/3/2013 (3)	4,360,000	4,360,000
Port of Morrow, 2.000%, 6/1/2017	200,000	196,378
Treasure Valley Community College District, AMBAC, 4.500%, 6/1/2017, Call 6/1/2015	295,000	315,349
Treasure Valley Community College District, AMBAC, 4.500%, 6/1/2019, Call 6/1/2015	300,000	320,694

		11,130,830

Pennsylvania — 6.6%
Berks County Municipal Authority, 0.760%, 5/1/2037, Call 9/3/2013 (3)	2,070,000	2,070,000

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Butler County General Authority, AGC, 0.320%, 12/1/2033 (3)	$7,000,000	$7,000,000
Butler County General Authority, AGM, 0.320%, 8/1/2031, Call 9/3/2013 (3)	4,855,000	4,855,000
Chester County Industrial Development Authority, 1.600%, 2/1/2015, Call 8/1/2014	2,000,000	2,009,880
City of Allentown, AGC, 3.125%, 8/15/2014	440,000	448,932
City of Philadelphia Gas Works Revenue, CIFG, 5.000%, 8/1/2014	595,000	615,516
City of Philadelphia, AMBAC, 5.000%, 10/1/2014	200,000	208,158
City of Pittsburgh, 2.000%, 9/1/2013	1,430,000	1,430,000
City of Pittsburgh, 4.000%, 9/1/2015	475,000	504,445
County of Lehigh, AGM, 5.000%, 7/1/2015	480,000	513,403
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	3,035,000	3,027,443
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	1,996,420
Hermitage Municipal Authority, NATL-RE, 3.650%, 2/1/2014, Call 9/30/2013	200,000	200,408
Lehigh County General Purpose Authority, 3.000%, 11/1/2015	410,000	420,877
Lehigh County General Purpose Authority, 3.000%, 11/1/2016	455,000	468,418
Lehigh County General Purpose Authority, 4.000%, 11/1/2018	510,000	539,427
Monroeville Finance Authority, 3.000%, 2/15/2014	180,000	182,279
Montgomery County Industrial Development Authority, 5.000%, 11/15/2015	1,000,000	1,051,710
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	1,000,000	1,059,820
Norristown Area School District, 3.000%, 10/1/2013	320,000	320,237
Norristown Area School District, 3.000%, 10/1/2014	785,000	790,212
Northampton County Industrial Development Authority, 2.400%, 7/1/2014	275,000	273,908
Pennsylvania Higher Educational Facilties Authority, 2.500%, 7/1/2014	615,000	617,890
Pennsylvania Turnpike Commission, 0.560%, 6/1/2040, Call 12/1/2020 (3)(5)(6)	7,000,000	7,000,000
Philadelphia Parking Authority, 5.000%, 9/1/2013	125,000	125,000
Pittsburgh Public Parking Authority, NATL-RE FGIC, 0.000%, 12/1/2014	300,000	291,369
Pittsburgh Public Parking Authority, NATL-RE FGIC, 0.000%, 12/1/2015	725,000	683,958
Pittsburgh Public Schools, AGM State Aid Withholding, 5.375%, 9/1/2013	100,000	100,000
Pittsburgh Public Schools, NATL-RE FGIC State Aid Withholding, 3.500%, 9/1/2015	30,000	31,485
Pittsburgh Water & Sewer Authority, NATL-RE FGIC, 6.500%, 9/1/2013	55,000	55,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.510%, 6/1/2034 (3)(5)(6)	$6,990,000	$ 6,990,000
School District of Philadelphia, AMBAC State Aid Withholding, 5.000%, 8/1/2014	200,000	207,842
School District of Philadelphia, State Aid Withholding, 4.000%, 9/1/2013	200,000	200,000
School District of Philadelphia, State Aid Withholding, 5.000%, 9/1/2014	100,000	104,261
Sports & Exhibition Authority of Pittsburgh and Allegheny County, AGM, 0.320%, 11/1/2038, Call 9/3/2013 (3)	7,000,000	7,000,000
State Public School Building Authority, AGM, 2.000%, 10/15/2014	250,000	253,283
State Public School Building Authority, AGM, 3.000%, 10/15/2015	210,000	217,722
State Public School Building Authority, AGM State Aid Withholding, 3.000%, 9/1/2013	340,000	340,000
Tioga County Industrial Development Authority, 3.000%, 3/1/2014	1,000,000	1,008,500
Wayne County Hospital & Health Facilities Authority, AGM, 2.000%, 7/1/2015	395,000	401,755

		55,614,558

Puerto Rico — 0.4%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, 5.000%, 4/1/2015	2,000,000	2,046,060
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2015	1,400,000	1,440,698
Puerto Rico Municipal Finance Agency, AGM, 3.900%, 8/1/2014	200,000	203,336

		3,690,094

Rhode Island — 0.1%
Town of Coventry, AGM, 2.000%, 11/1/2013	370,000	370,818

South Carolina — 0.4%
City of Rock Hill, AGM, 2.000%, 1/1/2014	375,000	377,040
City of Rock Hill, AGM, 3.000%, 1/1/2015	320,000	330,528
Kershaw County School District, AGC, 5.000%, 12/1/2014	100,000	105,051
Newberry Investing in Children’s Education, 5.250%, 12/1/2015	295,000	321,515
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2013	755,000	756,495
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2014	1,085,000	1,100,667

Description	Principal Amount	Value
Municipals (continued)

South Carolina (continued)
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	$ 300,000	$ 308,397
Piedmont Municipal Power Agency, AMBAC, 0.000%, 1/1/2015	60,000	57,163
Spartanburg County Regional Health Services District, 3.000%, 4/15/2014	315,000	319,410

		3,676,266

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2013	300,000	300,000
South Dakota Health & Educational Facilities Authority, 3.500%, 9/1/2015	355,000	362,192

		662,192

Tennessee — 2.4%
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2016	1,750,000	1,904,665
Franklin Public Building Authority, 0.470%, 6/1/2037, Call 9/3/2013 (3)	7,950,000	7,950,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 3.000%, 11/1/2016	510,000	519,705
Municipal Energy Acquisition Corp., 0.170%, 12/1/2016 (3)	5,000,000	5,000,000
Shelby County Health Educational & Housing Facilities Board, AGM, 0.170%, 6/1/2042, Call 9/3/2013 (3)	4,000,000	4,000,000
Tennessee Housing Development Agency, 4.500%, 7/1/2028, Call 1/1/2020	290,000	306,110

		19,680,480

Texas — 7.9%
Andrews County Hospital District, 2.000%, 3/15/2015	870,000	884,755
Brazoria County Municipal Utility District No. 21, RADIAN, 4.700%, 9/1/2019, Call 9/1/2013	125,000	125,000
Central Texas Regional Mobility Authority, 3.000%, 1/4/2016, Call 7/1/2015 (3)	3,000,000	2,986,560
Central Texas Regional Mobility Authority, 4.000%, 1/1/2015	380,000	387,558
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	1,600,000	1,671,712
City of Galveston, 4.000%, 2/1/2014	710,000	716,177
City of Galveston, 4.000%, 2/1/2015	500,000	511,495
City of Houston, 5.000%, 9/1/2032, Call 9/30/2013	5,150,000	5,157,261
City of San Marcos TX Electric Utility System Revenue, BAM, 2.000%, 11/1/2015	320,000	324,675
Clifton Higher Education Finance Corp., 3.750%, 8/15/2016	485,000	490,524
County of Jones, 3.000%, 9/1/2014	155,000	157,182
County of Jones, 3.000%, 9/1/2015	85,000	86,499
County of Jones, 4.000%, 9/1/2016	165,000	173,009

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Dallas Independent School District, 5.000%, 2/15/2014	$ 895,000	$ 913,911
Denton Independent School District, PSF, 0.410%, 8/15/2022, Call 8/15/2016 (3)	4,235,000	4,235,000
Fort Bend County Levee Improvement District No. 12, AGM, 2.000%, 4/1/2015	420,000	425,611
Fort Bend County Municipal Utility District No. 118, AGM, 2.000%, 9/1/2013	65,000	65,000
Fort Bend County Municipal Utility District No. 118, AGM, 2.000%, 9/1/2014	65,000	65,670
Frisco Independent School District, AGC, 5.250%, 8/15/2036, Call 8/15/2019	190,000	204,218
Gulf Coast Industrial Development Authority, 0.600%, 11/1/2019, Call 9/1/2013 (3)	2,350,000	2,350,000
Harris County Health Facilities Development Corp., 0.410%, 7/1/2027 (3)	6,915,000	6,915,000
Harris County Health Facilities Development Corp., NATL-RE, 5.375%, 10/1/2013, Call 9/30/2013	200,000	200,706
Harris County Municipal Utility District No. 1, AGM, 3.000%, 9/1/2013	175,000	175,000
Harris County Municipal Utility District No. 167, AGM, 0.000%, 9/1/2014	190,000	191,752
Harris County Municipal Utility District No. 276, AGM, 2.000%, 9/1/2013	80,000	80,000
Harris County Municipal Utility District No. 276, AGM, 2.000%, 9/1/2014	215,000	217,430
Harris County Municipal Utility District No. 276, BAM, 2.000%, 9/1/2015	200,000	203,650
Harris County Municipal Utility District No. 383, BAM, 2.000%, 9/1/2015	140,000	141,421
Harris County Municipal Utility District No. 391, AGM, 2.000%, 9/1/2014	25,000	25,258
Harris County Municipal Utility District No. 391, AGM, 2.000%, 9/1/2015	125,000	126,540
Harris Montgomery Counties Municipal Utility District No. 386, 5.000%, 9/1/2015	290,000	306,881
Hunt Memorial Hospital District, AGM, 0.300%, 8/15/2017, Call 9/3/2013 (3)	5,985,000	5,985,000
Lancaster Independent School District, AGM, 0.000%, 2/15/2015	1,200,000	1,180,632

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Matagorda County Navigation District No. 1, NATL-RE, 4.000%, 10/15/2015, Call 10/15/2013 (3)	$ 275,000	$ 278,358
Meadowhill Regional Municipal Utility District, AGM, 2.000%, 10/1/2015	165,000	168,478
Midtown Redevelopment Authority, 4.000%, 1/1/2014	170,000	171,506
Nacogdoches County Hospital District, AGM, 2.000%, 5/15/2014	160,000	161,304
North Texas Health Facilities Development Corp., AGM, 5.000%, 9/1/2015	180,000	194,850
North Texas Tollway Authority, 6.000%, 1/1/2020, Call 1/1/2018	250,000	284,308
Northwest Harris County Municipal Utility District No. 19, AGM, 5.500%, 10/1/2013	100,000	100,354
Northwest Independent School District, PSF, 5.000%, 2/15/2036, Call 2/15/2020	465,000	482,875
Paseo De La Resaca Municipal Utility District No. 3, 0.000%, 9/1/2013	300,000	300,000
Puttable Floating Option Tax-Exempt Receipts, FSA, 0.410%, 12/1/2028 (3)	1,368,000	1,368,000
Round Rock Transportation System Development Corp., NATL-RE, 4.125%, 8/15/2019, Call 8/15/2015	150,000	155,640
Sam Rayburn Municipal Power Agency, 5.000%, 10/1/2014	1,515,000	1,571,828
State of Texas, 5.500%, 8/1/2016, Call 9/30/2013	900,000	903,123
Tarrant County Cultural Education Facilities Finance Corp., AGC, 5.000%, 9/1/2013	1,145,000	1,145,000
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2013	360,000	364,183
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2014	300,000	315,153
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2014	1,000,000	1,042,420
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2015	1,500,000	1,594,485
Texas Transportation Commission, 0.400%, 4/1/2026, Call 9/3/2013 (3)	15,000,000	15,000,000
Texas Transportation Commission, 1.250%, 2/15/2015 (3)	2,000,000	2,000,560
Travis County Water Control & Improvement District No. 17, BAM, 0.000%, 11/1/2016	390,000	371,920
Travis County Water Control & Improvement District No. 17, BAM, 0.000%, 11/1/2017	250,000	228,855

		65,884,287

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Utah — 0.4%
Central Utah Water Conservancy District, 5.000%, 10/1/2027, Call 10/1/2019	$ 250,000	$ 269,355
County of Box Elder, 0.310%, 4/1/2028, Call 9/3/2013 (3)	3,000,000	3,000,000

		3,269,355

Virginia — 1.6%
County of Spotsylvania, NATL-RE, 4.250%, 1/15/2014	100,000	101,468
Roanoke Economic Development Authority, 0.100%, 7/1/2036, Call 9/1/2013 (3)	6,000,000	6,000,000
Roanoke Economic Development Authority, AGM, 0.100%, 7/1/2036, Call 9/1/2013 (3)	7,000,000	7,000,000
Virginia Commonwealth University Health System Authority, 2.000%, 7/1/2014	100,000	101,370
Virginia Housing Development Authority, 3.500%, 6/1/2015	125,000	129,055

		13,331,893

Washington — 0.3%
Washington Health Care Facilities Authority, 2.500%, 12/1/2017 (5)(6)	1,200,000	1,179,072
Washington Health Care Facilities Authority, FHA, 5.250%, 8/1/2015	475,000	498,061
Washington Higher Education Facilities Authority, 3.000%, 10/1/2014	100,000	101,535
Washington Higher Education Facilities Authority, 3.000%, 10/1/2015	170,000	172,635
Washington State Housing Finance Commission, 3.000%, 7/1/2015	200,000	202,016

		2,153,319

West Virginia — 0.2%
Berkeley County Public Service Sewer District, 4.700%, 10/1/2016, Call 10/1/2013	470,000	471,513
Berkeley County Public Service Sewer District, 5.000%, 10/1/2022, Call 10/1/2013	315,000	316,080
City of Princeton, 4.000%, 5/1/2015	845,000	863,751

		1,651,344

Wisconsin — 1.3%
City of Beloit, 3.000%, 5/1/2015	600,000	621,864
City of Menasha, 4.300%, 9/1/2013	190,000	190,000
City of Menasha, 4.300%, 9/1/2015	265,000	264,102
City of Menasha, 4.400%, 9/1/2017, Call 9/1/2015	100,000	97,361
City of Menasha, 4.600%, 9/1/2021, Call 9/1/2014	165,000	147,601
City of Menasha, AMBAC, 4.000%, 9/1/2014, Call 3/1/2014	1,000,000	980,380
City of Milwaukee, 0.100%, 7/1/2019, Call 9/3/2013 (3)	200,000	200,000
City of Nekoosa, 5.350%, 7/1/2015	130,000	136,650

Description	Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
City of Stanley, 2.875%, 5/1/2014, Call 3/1/2014	$ 2,275,000	$ 2,299,638
Park Falls Redevelopment Authority, 4.125%, 10/1/2013	175,000	175,175
Wisconsin Center District, 3.000%, 12/15/2015	200,000	205,374
Wisconsin Center District, 3.000%, 12/15/2016	615,000	629,286
Wisconsin Center District, 3.000%, 12/15/2017	635,000	645,465
Wisconsin Center District, NATL-RE, 0.000%, 12/15/2015	135,000	129,630
Wisconsin Health & Educational Facilities Authority, 2.000%, 8/15/2015	390,000	390,000
Wisconsin Health & Educational Facilities Authority, 2.500%, 10/15/2013	500,000	501,175
Wisconsin Health & Educational Facilities Authority, 2.500%, 10/15/2015	180,000	185,396
Wisconsin Health & Educational Facilities Authority, 3.000%, 8/15/2016	320,000	326,339
Wisconsin Health & Educational Facilities Authority, 3.000%, 8/15/2017	410,000	413,956
Wisconsin Health & Educational Facilities Authority, 4.750%, 8/15/2014 (3)	1,000,000	1,035,250
Wisconsin Health & Educational Facilities Authority, 5.000%, 9/1/2016	375,000	403,519
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2021, Call 8/15/2018	150,000	163,185
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2013	235,000	237,989
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2014	140,000	147,809

		10,527,144

Wyoming — 0.0%
Teton County Hospital District, 3.000%, 12/1/2013	250,000	251,078

Total Municipals (identified cost $817,440,474)		815,945,117

Short-Term Investments — 2.7%

Mutual Funds — 1.6%
BMO Tax-Free Money Market Fund, Class I, 0.069% (10)	13,695,220	13,695,220

Short-Term Municipals — 1.1%

Florida — 0.0%
City of Atlantic Beach, 1.100%, 11/15/2013	205,000	204,830

Iowa — 0.2%
Iowa Higher Education Loan Authority, 3.000%, 5/15/2014	1,250,000	1,266,150

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Short-Term Municipals (continued)

Kentucky — 0.0%
County of Harlan, 1.000%, 9/1/2013	$ 90,000	$ 90,000

Mississippi — 0.8%
Claiborne County, 0.450%, 10/10/2013	6,245,000	6,245,000

New Jersey — 0.1%
City of Passaic, 3.000%, 5/1/2014	285,000	288,844
Township of Allamuchy, 1.250%, 10/22/2013	150,000	150,168

		439,012

Ohio — 0.0%
County of Richland, AGM, 1.000%, 12/1/2013	115,000	115,068

Texas — 0.0%
Central Texas Regional Mobility Authority, 3.000%, 1/1/2014	250,000	250,815
Fort Bend County Municipal Utility District No. 137, AGM, 3.000%, 9/1/2013	110,000	110,000

		360,815

Utah — 0.0%
Utah State Board of Regents, 3.000%, 11/1/2013	100,000	100,441

Total Short-Term Municipals		8,821,316

Total Short-Term Investments (identified cost $22,517,006)		22,516,536

Total Investments — 100.0% (identified cost $839,957,480)		838,461,653
Other Assets and Liabilities — 0.0%		(47,514)

Total Net Assets — 100.0%		$838,414,139

Short Tax-Free Fund

Description	Principal Amount	Value
Municipals — 98.7%

Alabama — 0.6%
Alabama Agricultural & Mechanical University, AMBAC, 3.700%, 11/1/2015	$200,000	$199,992
Alabama State Docks Department, NATL-RE, 5.000%, 10/1/2019, Call 10/1/2016	100,000	105,405

		305,397

Alaska — 0.3%
Alaska Housing Finance Corp., NATL-RE, 5.250%, 12/1/2025, Call 6/1/2015	140,000	147,931

Arizona — 3.2%
Arizona Health Facilities Authority, 1.910%, 2/5/2020, Call 8/9/2019 (3)	250,000	253,655
Arizona Health Facilities Authority, 1.910%, 2/5/2020, Call 8/9/2019 (3)	250,000	253,655
Arizona School Facilities Board, AMBAC, 5.500%, 7/1/2014	100,000	103,758

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Glendale Industrial Development Authority, 4.000%, 12/1/2013	$ 80,000	$ 80,523
Greater Arizona Development Authority, 5.000%, 8/1/2024, Call 8/1/2018	25,000	25,922
Greater Arizona Development Authority, NATL-RE, 4.500%, 8/1/2024, Call 8/1/2016	100,000	103,408
McAllister Academic Village LLC, 5.750%, 7/1/2016	95,000	105,806
Phoenix Civic Improvement Corp., 5.500%, 7/1/2019 (13)	100,000	114,466
Pima County Industrial Development Authority, 3.000%, 7/1/2015	250,000	252,475
University of Arizona, 5.000%, 8/1/2026, Call 8/1/2021	250,000	268,193

		1,561,861

Arkansas — 1.4%
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	350,000	344,827
City of Little Rock, 1.800%, 4/1/2030, Call 10/1/2021	150,000	145,830
City of Springdale, 2.600%, 7/1/2027, Call 7/1/2018 (4)	200,000	199,750

		690,407

California — 11.3%
Bay Area Toll Authority, 1.160%, 4/1/2024, Call 10/1/2023 (3)	500,000	495,170
California Health Facilities Financing Authority, 5.000%, 11/15/2021, Call 11/15/2015	100,000	103,975
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2017, Call 9/3/2013 (3)(14)	400,000	373,138
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2022, Call 9/4/2013 (3)(14)	50,000	46,089
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2023, Call 9/6/2013 (3)(14)	475,000	435,512
California State Public Works Board, 4.625%, 4/1/2026, Call 4/1/2016	40,000	41,146
California State Public Works Board, 5.000%, 9/1/2013	150,000	150,000
California State Public Works Board, 5.000%, 11/1/2020, Call 11/1/2019	35,000	39,663
California State Public Works Board, 5.125%, 10/1/2022, Call 10/1/2019	245,000	273,699
California Statewide Communities Development Authority, FGIC, 4.250%, 11/1/2016 (3)	50,000	54,141
Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2019, Call 9/1/2016	250,000	252,573
County of Yolo, AGM, 5.000%, 12/1/2015	180,000	191,515
County of Yolo, AGM, 6.800%, 12/1/2014	170,000	181,121
Desert Sands Unified School District, AMBAC, 0.000%, 6/1/2014	100,000	99,595
El Centro Financing Authority, AGM, 4.500%, 10/1/2019, Call 10/1/2016	175,000	185,232
Escondido Union High School District, NATL-RE, 0.000%, 11/1/2014	100,000	97,503
Imperial Unified School District, XLCA, 5.000%, 8/1/2023, Call 8/1/2014	50,000	51,485

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Long Beach Bond Finance Authority, AMBAC, 0.000%, 8/1/2019	$205,000	$ 141,452
Los Angeles County Metropolitan Transportation Authority, AMBAC, 0.411%, 7/1/2027 (3)(14)	75,000	68,290
Los Angeles Unified School District, FGIC, 5.000%, 7/1/2025, Call 7/1/2015	265,000	277,495
Metropolitan Water District of Southern California, 2.500%, 10/1/2014, Call 7/1/2014 (3)	50,000	50,910
Northern California Transmission Agency, NATL-RE, 0.414%, 5/1/2024, Call 9/3/2013 (3)(14)	100,000	91,403
Palomar Pomerado Health, NATL-RE, 0.000%, 8/1/2014	120,000	119,405
Ravenswood City School District, AMBAC, 5.000%, 8/15/2016, Call 8/15/2014	340,000	355,242
Roseville Natural Gas Finance Authority, 5.000%, 2/15/2015	25,000	26,114
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2017, Call 8/1/2014	70,000	73,071
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2017, Call 8/1/2014	75,000	77,565
San Pasqual Union School District, AGM, 0.000%, 9/1/2019	150,000	123,663
State of California, FSA, 0.510%, 8/1/2027 (3)	250,000	250,000
Stockton Unified School District, AGC, 4.000%, 8/1/2015	50,000	52,484
Stockton Unified School District, AGM, 4.250%, 8/1/2014	20,000	20,575
Stockton Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2017	200,000	218,646
Twin Rivers Unified School District, 0.000%, 4/1/2014	200,000	198,612
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 10/1/2013 (3)	295,000	291,640
West Contra Costa Unified School District, AGM, 5.000%, 8/1/2018	65,000	74,034

		5,582,158

Colorado — 2.3%
City & County of Denver, 5.000%, 11/15/2025, Call 11/15/2020	50,000	53,907
Colorado Educational & Cultural Facilities Authority, 4.500%, 12/15/2014, Call 9/30/2013 (5)(6)	100,000	100,110
Colorado Educational & Cultural Facilities Authority, 5.000%, 12/15/2017, Call 9/30/2013 (5)(6)	100,000	100,014
Colorado Health Facilities Authority, 4.000%, 10/1/2018	165,000	172,154
E-470 Public Highway Authority, NATL-RE, 0.000%, 9/1/2013	100,000	100,000

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2017, Call 9/1/2016	$300,000	$ 316,239
Regional Transportation District, AMBAC, 5.000%, 6/1/2021, Call 6/1/2015	250,000	269,860

		1,112,284

Connecticut — 1.0%
City of Bridgeport, AGM, 4.500%, 12/1/2022, Call 12/1/2016	100,000	103,934
Connecticut State Health & Educational Facility Authority, NATL-RE, 5.000%, 7/1/2023, Call 7/1/2017	150,000	160,527
State of Connecticut, 0.930%, 8/15/2018 (3)	250,000	249,998

		514,459

Delaware — 1.1%
Delaware Solid Waste Authority, NATL-RE, 5.000%, 6/1/2015	275,000	294,654
Delaware State Housing Authority, 4.800%, 1/1/2023, Call 7/1/2018	250,000	259,113

		553,767

Florida — 7.4%
Citizens Property Insurance Corp., 4.250%, 6/1/2017	50,000	53,957
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	50,000	54,947
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2017	20,000	22,140
City of Cape Coral, NATL-RE, 5.000%, 7/1/2016	190,000	202,912
City of Lauderhill, XLCA, 4.250%, 10/1/2022, Call 10/1/2014	150,000	151,897
City of Sunrise, NATL-RE, 0.000%, 10/1/2014	130,000	125,822
County of Broward, AMBAC, 5.000%, 9/1/2020, Call 9/1/2016	100,000	107,726
County of Citrus, XLCA, 0.366%, 1/1/2018 (3)(14)	350,000	317,751
County of Palm Beach, NATL-RE FGIC, 7.200%, 6/1/2015	125,000	139,318
County of Palm Beach, XLCA, 5.000%, 11/1/2022, Call 11/1/2017	50,000	54,966
Florida Department of Environmental Protection, AGC, 5.000%, 7/1/2022, Call 7/1/2017	150,000	162,316
Florida Governmental Utility Authority, 2.000%, 10/1/2015	240,000	238,550
Florida Municipal Loan Council, NATL-RE, 3.625%, 2/1/2015	100,000	103,412
Florida Municipal Power Agency, AMBAC, 0.105%, 10/1/2021 (3)(14)	500,000	453,528
Florida Municipal Power Agency, NATL-RE FGIC, 0.105%, 10/1/2027 (3)(14)	25,000	22,698
Golden Knights Corp., NATL-RE, 4.000%, 3/1/2014	150,000	152,130
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	200,000	210,090
Miami-Dade County Expressway Authority, 0.790%, 12/12/2013, Call 9/3/2013 (3)(5)(6)	500,000	500,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Miami-Dade County School Board, NATL-RE FGIC, 5.000%, 5/1/2022, Call 5/1/2017	$ 50,000	$ 53,868
Orange County School Board, AGM FGIC, 5.000%, 8/1/2021, Call 8/1/2016	50,000	53,322
Pinellas County Health Facilities Authority, NATL-RE, 0.222%, 11/15/2023, Call 9/3/2013 (3)(14)	200,000	181,470
St. Lucie County School Board, NATL-RE FGIC, 4.300%, 10/1/2019, Call 10/1/2016	250,000	258,350
Tampa Bay Water, 5.000%, 10/1/2017	40,000	45,851

		3,667,021

Georgia — 2.2%
Burke County Development Authority, AGM, 0.324%, 1/1/2024, Call 9/12/2013 (3)(14)	100,000	89,950
City of Atlanta, 0.000%, 11/1/2018, Call 5/1/2018 (3)(4)	250,000	250,208
City of Atlanta, 6.000%, 11/1/2029, Call 11/1/2019	290,000	323,193
Fulton County Development Authority, 4.000%, 3/15/2016	50,000	53,256
Fulton County Development Authority, 5.000%, 3/15/2016	150,000	163,482
Gainesville & Hall County Development Authority, 5.250%, 11/15/2015	70,000	74,423
Main Street Natural Gas, Inc., 5.250%, 9/15/2018	100,000	111,963

		1,066,475

Idaho — 0.4%
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	150,000	170,823

Illinois — 13.9%
Chicago Board of Education, AGM, 5.000%, 12/1/2022, Call 12/1/2017	125,000	128,985
Chicago Transit Authority, 5.500%, 6/1/2019, Call 12/1/2018	105,000	116,611
City of Chicago, 0.400%, 1/1/2034, Call 9/3/2013 (3)	250,000	250,000
City of Chicago, 5.000%, 1/1/2018	50,000	54,003
City of Chicago, AMBAC, 4.000%, 1/1/2017, Call 7/1/2015	50,000	51,183
City of Chicago, AMBAC, 5.000%, 1/1/2026, Call 1/1/2017	250,000	246,367
City of Chicago, NATL-RE, 5.250%, 1/1/2016, Call 9/30/2013	195,000	195,466
City of Springfield, NATL-RE, 5.000%, 3/1/2014 (2)	125,000	127,309
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2015	160,000	149,714
Cook County High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2018	170,000	136,945
Cook County High School District No. 205 Thornton Township, AGC, 5.500%, 12/1/2014	100,000	105,691

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Cook County High School District No. 209 Proviso Township, AGM, 5.000%, 12/1/2019, Call 12/1/2016	$ 50,000	$ 52,135
Cook County High School District No. 219 Niles Township, AGM, 4.250%, 12/1/2021, Call 12/1/2017	50,000	55,691
County of Cook, NATL-RE, 5.250%, 11/15/2016, Call 11/15/2013	350,000	352,653
County of Winnebago, NATL-RE, 4.250%, 12/30/2019, Call 12/30/2016	50,000	53,528
Illinois Finance Authority, 5.000%, 7/1/2017	250,000	267,452
Illinois Finance Authority, 5.000%, 2/15/2018	40,000	43,898
Illinois Finance Authority, 5.250%, 8/15/2015	200,000	214,758
Illinois Finance Authority, 5.500%, 8/15/2018	100,000	113,075
Illinois Finance Authority, 5.950%, 8/15/2026, Call 9/30/2013 (3)	250,000	248,260
Illinois Finance Authority, AGM, 0.000%, 2/1/2015	120,000	117,194
Illinois State Toll Highway Authority, 4.125%, 1/1/2020, Call 7/1/2015	100,000	103,909
Illinois State Toll Highway Authority, AGM, 5.000%, 1/1/2022, Call 7/1/2016	100,000	109,489
Illinois State Toll Highway Authority, AGM, 5.000%, 1/1/2022, Call 7/1/2015	25,000	26,712
Kendall Kane & Will Counties Community Unit School District No. 308, AGM, 0.000%, 10/1/2013	300,000	299,934
Kendall, Kane & Will Counties Community College District No. 516, NATL-RE FGIC, 0.000%, 12/15/2015, Call 12/15/2013	150,000	137,305
Kendall, Kane & Will Counties Community Unit School District No. 308, NATL-RE FGIC, 4.250%, 10/1/2020, Call 10/1/2017	50,000	53,088
Lake County Community High School District No. 117 Antioch, NATL-RE FGIC, 0.000%, 12/1/2016	235,000	220,190
Lake County Forest Preserve District, 4.750%, 12/15/2023, Call 6/15/2018	100,000	108,009
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2014	100,000	98,857
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2015	170,000	166,216
Southwestern Illinois Development Authority, AGM, 5.250%, 2/1/2023, Call 2/1/2017	250,000	267,990
State of Illinois, 2.000%, 10/1/2033, Call 9/3/2013 (3)	600,000	600,000
State of Illinois, 3.875%, 9/1/2017	100,000	105,735
State of Illinois, 5.000%, 1/1/2015	300,000	315,516
State of Illinois, AGM, 4.375%, 6/15/2025, Call 6/15/2016	75,000	76,700
State of Illinois, NATL-RE FGIC, 5.500%, 6/15/2017	30,000	34,307
Town of Cicero, NATL-RE FGIC, 5.000%, 1/1/2014	200,000	202,328
Village of Bensenville, CIFG, 5.000%, 4/1/2016	300,000	319,416

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of Lake Zurich, AMBAC, 4.000%, 12/15/2023, Call 12/15/2015	$235,000	$ 223,913
Village of Plainfield, NATL-RE FGIC, 3.850%, 12/15/2016, Call 12/15/2013	100,000	100,711
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2014	200,000	195,408

		6,846,651

Indiana — 2.8%
Avon Community School Building Corp., AMBAC, 4.500%, 7/15/2019, Call 7/15/2017	75,000	81,903
County of Jasper, NATL-RE, 5.600%, 11/1/2016	100,000	108,019
County of Lake, 2.000%, 1/15/2017	280,000	270,934
County of Lake, 2.000%, 7/15/2017	245,000	235,369
Gary Community School Corp., 2.000%, 1/15/2015	150,000	151,614
Indiana Bond Bank, AMBAC, 5.250%, 4/1/2018	50,000	56,273
Indiana Finance Authority, 2.200%, 2/1/2016, Call 8/1/2015	200,000	198,334
Indiana Finance Authority, 5.250%, 10/1/2022, Call 10/1/2021	150,000	169,668
Indianapolis Local Public Improvement Bond Bank, 5.000%, 6/1/2020	100,000	111,342

		1,383,456

Iowa — 0.1%
City of Coralville, 2.000%, 6/1/2014	50,000	49,741

Kansas — 0.6%
Miami County Unified School District No. 416 Louisburg, NATL-RE, 5.000%, 9/1/2016	250,000	275,483

Louisiana — 1.0%
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	242,496	239,033
Louisiana State Citizens Property Insurance Corp., AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	215,000	233,361

		472,394

Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, NATL-RE, 4.500%, 7/1/2016, Call 7/1/2014	50,000	51,375
Regional School Unit No. 1 Lower Kennebec Region School Unit, 4.500%, 2/1/2022, Call 2/1/2021	100,000	105,403

		156,778

Maryland — 0.6%
City of Baltimore, XLCA, 0.070%, 7/1/2034, Call 9/4/2013 (3)(14)	50,000	43,343
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	120,000	128,211
Maryland Community Development Administration, GNMA/FNMA, 4.500%, 3/1/2027, Call 3/1/2021	100,000	106,198

		277,752

Description	Principal Amount	Value
Municipals (continued)

Massachusetts — 2.1%
Commonwealth of Massachusetts, NATL-RE FGIC, 0.060%, 12/1/2030, Call 9/4/2013 (3)(14)	$500,000	$ 435,412
Commonwealth of Massachusetts, NATL-RE FGIC, 0.075%, 12/1/2030, Call 9/3/2013 (3)(14)	200,000	174,190
Massachusetts Development Finance Agency, 0.610%, 9/30/2016, Call 3/30/2016 (3)	250,000	248,290
Massachusetts Health & Educational Facilities Authority, 0.997%, 11/15/2032, Call 11/15/2017 (3)	100,000	83,815
Massachusetts Housing Finance Agency, 1.000%, 12/1/2013, Call 9/20/2013	100,000	100,030

		1,041,737

Michigan — 4.9%
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2015	25,000	23,145
City of Detroit Sewage Disposal System Revenue, AGM, 3.650%, 7/1/2015, Call 9/30/2013	100,000	97,000
City of Detroit Sewage Disposal System Revenue, AGM, 5.500%, 7/1/2017	100,000	101,678
City of Detroit Sewage Disposal System Revenue, NATL-RE, 5.500%, 7/1/2015	170,000	171,863
City of Detroit Sewage Disposal System Revenue, NATL-RE, 5.500%, 7/1/2016	50,000	50,805
City of Detroit Sewage Disposal System Revenue, NATL-RE, 6.000%, 7/1/2014	100,000	101,029
City of Detroit Water Supply System Revenue, BHAC, 4.000%, 7/1/2017	100,000	99,715
City of Port Huron, AMBAC, 4.250%, 10/1/2016	100,000	106,210
Detroit City School District, AGM Q-SBLF, 5.000%, 5/1/2014	165,000	168,422
Detroit City School District, AGM Q-SBLF, 5.000%, 5/1/2015	250,000	262,062
Detroit Downtown Development Authority, NATL-RE, 5.250%, 7/1/2014, Call 9/30/2013	100,000	100,034
East Branch of the Willow Creek and Branches Drainage District, AGM, 3.800%, 6/1/2017, Call 6/1/2015	40,000	41,328
Kent Hospital Finance Authority, 5.250%, 1/15/2014 (3)	50,000	50,913
Michigan Municipal Bond Authority, 5.000%, 10/1/2015, Call 10/1/2014	70,000	73,535
Michigan Municipal Bond Authority, 5.000%, 10/1/2015, Call 10/1/2014	20,000	21,014
Michigan State Housing Development Authority, 4.600%, 12/1/2026, Call 6/1/2021	80,000	80,254
Muskegon Public Schools, Q-SBLF, 4.250%, 5/1/2021, Call 5/1/2019	200,000	215,826
State of Michigan, 5.500%, 11/1/2021, Call 5/1/2019	300,000	343,095
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2021, Call 11/1/2013	270,000	270,694
Western Michigan University, 5.000%, 11/15/2021	40,000	44,451

		2,423,073

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota — 0.4%
Minnesota Housing Finance Agency, 2.750%, 1/1/2018	$205,000	$207,251

Mississippi — 1.5%
City of D’Iberville, 2.125%, 4/1/2017	190,000	184,847
Jackson Public School District, AGM, 5.000%, 10/1/2020, Call 4/1/2015	50,000	51,260
Mississippi Business Finance Corp., 1.510%, 12/1/2036, Call 9/3/2013 (3)	500,000	500,000

		736,107

Missouri — 0.5%
City of Grain Valley, NATL-RE, 3.500%, 3/1/2014	100,000	100,932
Missouri State Health & Educational Facilities Authority, 3.750%, 2/1/2017	45,000	46,098
Missouri State Health & Educational Facilities Authority, 4.000%, 2/15/2021	100,000	99,552

		246,582

Nevada — 1.4%
Clark County School District, NATL-RE FGIC, 5.000%, 6/15/2021, Call 6/15/2017	100,000	111,146
Clark County School District, NATL-RE FGIC, 5.000%, 6/15/2023, Call 6/15/2017	175,000	191,831
County of Clark, 5.000%, 7/1/2015	50,000	53,725
County of Clark, 5.000%, 7/1/2024, Call 1/1/2020	150,000	161,508
County of Clark, AMBAC, 4.125%, 11/1/2020, Call 11/1/2015	75,000	77,588
Nye County School District, PSF, 4.375%, 5/1/2025, Call 5/1/2015	100,000	106,724

		702,522

New Jersey — 2.0%
City of Passaic, 4.000%, 5/1/2016	275,000	291,423
Morris-Union Jointure Commission, AGM, 4.000%, 8/1/2015	150,000	157,076
New Jersey Economic Development Authority, 1.660%, 3/1/2028, Call 3/1/2023 (3)	250,000	248,657
New Jersey Economic Development Authority, NATL-RE FGIC, 5.250%, 12/15/2017, Call 12/15/2015	40,000	43,847
New Jersey Housing & Mortgage Finance Agency, 4.350%, 10/1/2017, Call 4/1/2015	200,000	205,232
New Jersey State Turnpike Authority, AGM, 5.000%, 1/1/2022, Call 1/1/2015	50,000	51,973

		998,208

New Mexico — 0.1%
New Mexico Mortgage Finance Authority, 5.300%, 9/1/2040, Call 9/1/2019	60,000	63,431

New York — 4.4%
Battery Park City Authority, AMBAC, 0.370%, 11/1/2031, Call 9/12/2013 (3)(14)	150,000	136,922
City of Yonkers, NATL-RE, 5.000%, 8/1/2018, Call 8/1/2015	100,000	104,412
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	163,416

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Metropolitan Transportation Authority, AGM, 0.365%, 11/1/2022, Call 9/4/2013 (3)(14)	$500,000	$ 477,184
Metropolitan Transportation Authority, AGM, 0.370%, 11/1/2022, Call 9/5/2013 (3)(14)	75,000	71,311
New York Mortgage Agency, 5.000%, 10/1/2019	500,000	559,840
Niagara Falls City School District, AGM, 4.100%, 6/15/2017, Call 6/15/2015	200,000	205,982
Peru Central School District, NATL-RE, 4.125%, 6/15/2019, Call 6/15/2015	50,000	51,200
Plattsburgh City School District, NATL-RE, 4.125%, 6/15/2015	75,000	79,119
State of New York, NATL-RE FGIC, 0.075%, 2/15/2022, Call 9/5/2013 (3)(14)	325,000	299,185

		2,148,571

North Carolina — 2.6%
City of Charlotte, 5.000%, 6/1/2018	25,000	28,411
County of Burke, AMBAC, 5.000%, 4/1/2019, Call 4/1/2016	95,000	100,977
County of Halifax, NATL-RE, 4.125%, 6/1/2019, Call 6/1/2016	165,000	172,140
Person County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 11/1/2018, Call 9/6/2013 (3)(14)	450,000	428,554
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 11/1/2018, Call 9/11/2013 (3)(14)	25,000	23,142
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.088%, 10/1/2022, Call 9/12/2013 (3)(14)	200,000	182,618
Wake County Industrial Facilities & Pollution Control Financing Authority, AMBAC, 0.105%, 10/1/2022, Call 9/4/2013 (3)(14)	400,000	365,281

		1,301,123

North Dakota — 2.1%
City of Fargo, 2.250%, 11/1/2014, Call 9/30/2013	400,000	400,484
North Dakota Housing Finance Agency, 5.050%, 7/1/2040, Call 7/1/2020	135,000	135,300
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/16/2013	500,000	482,885

		1,018,669

Ohio — 1.2%
Avon Lake City School District, NATL-RE, 4.500%, 12/1/2016, Call 6/1/2015	100,000	106,196
City of Cleveland, AMBAC, 5.250%, 1/1/2018	50,000	56,298
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC, 5.250%, 9/1/2028, Call 3/1/2018	245,000	249,770
Pickerington Local School District, NATL-RE, 4.300%, 12/1/2024, Call 12/1/2016	35,000	35,177

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
Ravenna City School District, 0.000%, 1/15/2015	$135,000	$132,640

		580,081

Oklahoma — 1.4%
Caddo County Educational Facilities Authority, 2.000%, 9/1/2015	200,000	203,334
Comanche County Hospital Authority, 4.000%, 7/1/2014	300,000	304,590
Oklahoma Municipal Power Authority, 0.860%, 8/1/2018, Call 2/1/2018 (3)	200,000	199,812

		707,736

Oregon — 0.9%
City of Sutherlin, 1.400%, 11/15/2013, Call 9/30/2013	150,000	150,063
Port of Morrow, 2.000%, 6/1/2015	200,000	200,304
Port of Morrow, 2.000%, 6/1/2016	100,000	99,443

		449,810

Pennsylvania — 8.0%
Allegheny County Hospital Development Authority, 5.375%, 8/15/2029, Call 8/15/2019	225,000	236,479
Allentown City School District, 5.000%, 2/15/2020, Call 2/15/2018	50,000	53,872
Berks County Municipal Authority, 1.560%, 7/1/2022, Call 7/1/2017	350,000	345,943
Chester County Industrial Development Authority, 1.600%, 2/1/2015, Call 8/1/2014	200,000	200,988
City of Philadelphia, 5.250%, 8/1/2018	100,000	112,915
City of Philadelphia, AGC, 5.125%, 8/1/2025, Call 8/1/2019	100,000	104,896
City of Philadelphia, AMBAC, 5.000%, 10/1/2023, Call 10/1/2017	100,000	102,511
City of Pittsburgh, AGM, 5.000%, 9/1/2013	100,000	100,000
City of Pittsburgh, AGM, 5.250%, 9/1/2015	100,000	108,659
City of Pittsburgh, AGM, 5.250%, 9/1/2017, Call 9/1/2016	95,000	104,700
Cumberland County Municipal Authority, 5.000%, 1/1/2017	140,000	143,602
Lehigh County General Purpose Authority, 3.000%, 11/1/2014	195,000	198,516
Monroe County Hospital Authority, 5.000%, 1/1/2017	260,000	283,980
Northampton County General Purpose Authority, 1.460%, 8/15/2020, Call 2/15/2020 (3)	100,000	99,937
Pennsylvania Economic Development Financing Authority, 1.750%, 12/1/2015 (3)	100,000	100,065
Pennsylvania Higher Educational Facilities Authority, NATL-RE, 5.000%, 4/1/2014	100,000	102,755
Pennsylvania Turnpike Commission, 1.210%, 12/1/2019, Call 6/1/2019 (3)	290,000	290,766
Pennsylvania Turnpike Commission, AMBAC, 5.000%, 12/1/2024, Call 6/1/2016	250,000	259,037
Pittsburgh Public Parking Authority, NATL, 0.000%, 12/1/2014	100,000	97,266

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Puttable Floating Option Tax-Exempt Receipts, FGIC, 0.510%, 6/1/2034 (3)(5)(6)	$ 20,000	$ 20,000
School District of Philadelphia, 5.000%, 9/1/2018	265,000	296,024
State Public School Building Authority, AGM, 5.000%, 6/1/2019, Call 12/1/2016	100,000	107,599
State Public School Building Authority, AGM, 5.000%, 6/1/2024, Call 12/1/2016	200,000	206,314
State Public School Building Authority, FSA, 5.375%, 10/1/2023, Call 10/1/2018	160,000	171,750
Wayne County Hospital & Health Facilities Authority, AGM, 2.000%, 7/1/2015	100,000	101,710

		3,950,284

South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, 4.000%, 11/1/2015	375,000	396,941
South Carolina Jobs-Economic Development Authority, AGC, 4.250%, 2/1/2018	250,000	268,788

		665,729

South Dakota — 0.2%
City of Deadwood, 4.000%, 12/1/2014	100,000	102,420

Tennessee — 2.9%
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2014	500,000	522,770
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2015	80,000	85,909
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2016	250,000	272,095
Franklin Public Building Authority, 0.470%, 6/1/2037, Call 9/3/2013 (3)	500,000	500,000
Tennessee Energy Acquisition Corp., 5.000%, 9/1/2016	65,000	69,866

		1,450,640

Texas — 6.0%
Austin Community College District Public Facility Corp., 5.000%, 8/1/2028, Call 8/1/2018	125,000	133,788
Central Texas Regional Mobility Authority, 5.750%, 1/1/2015	100,000	104,692
Central Texas Regional Mobility Authority, NATL-RE FGIC, 3.500%, 1/1/2014	120,000	121,247
City of Coppell, 5.750%, 2/1/2023, Call 2/1/2018	50,000	56,293
Clifton Higher Education Finance Corp., 1.950%, 12/1/2015	185,000	179,182
Denton Independent School District, PSF, 0.410%, 8/15/2022, Call 8/15/2016 (3)	185,000	185,000
Harris County Cultural Education Facilities Finance Corp., 0.890%, 6/1/2021 (3)	350,000	347,371
Harris County Municipal Utility District No. 167, AGM, 0.000%, 9/1/2015	70,000	67,576
McLennan County Public Facility Corp., 6.625%, 6/1/2035, Call 12/1/2014	500,000	536,050

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Midland Independent School District, PSF, 5.000%, 2/15/2032, Call 2/15/2016	$200,000	$ 209,502
Nacogdoches County Hospital District, AGM, 2.000%, 5/15/2016	175,000	177,023
North Texas Tollway Authority, 5.750%, 1/1/2038, Call 1/1/2018	225,000	231,556
Nueces River Authority, AGM, 5.250%, 7/15/2018, Call 7/15/2015	45,000	48,535
Tarrant County Cultural Education Facilities Finance Corp., 5.000%, 2/15/2022, Call 2/15/2017	90,000	96,182
Texas Municipal Gas Acquisition & Supply Corp., 5.000%, 12/15/2015	135,000	144,689
Texas Municipal Gas Acquisition & Supply Corp. I, 5.000%, 12/15/2013	150,000	151,743
Texas Municipal Power Agency, NATL-RE, 0.000%, 9/1/2013	180,000	180,000

		2,970,429

Virginia — 1.2%
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	130,000	136,075
Henrico County Economic Development Authority, 4.000%, 11/1/2016	100,000	107,259
Virginia College Building Authority, 4.250%, 9/1/2027, Call 9/1/2019	275,000	280,538
Virginia Housing Development Authority, 2.100%, 9/1/2014	25,000	25,320
Virginia Housing Development Authority, GO, 3.700%, 12/1/2013	50,000	50,272

		599,464

Washington — 0.5%
City of Tacoma, 5.750%, 12/1/2017	100,000	115,782
Washington Health Care Facilities Authority, 0.000%, 12/1/2017 (5)(6)	160,000	137,925

		253,707

West Virginia — 0.8%
Berkeley County Public Service Sewer District, 5.000%, 10/1/2022, Call 10/1/2013	250,000	250,858
West Virginia Housing Development Fund, 3.900%, 11/1/2025, Call 11/1/2020	165,000	164,361

		415,219

Wisconsin — 1.7%
City of Menasha, 4.300%, 9/1/2015	200,000	199,322
Village of Whiting, 3.125%, 4/1/2015, Call 9/30/2013	75,000	75,134
Wisconsin Health & Educational Facilities Authority, 4.000%, 8/15/2018	300,000	311,307
Wisconsin Health & Educational Facilities Authority, 5.000%, 9/1/2013	110,000	110,000
Wisconsin Health & Educational Facilities Authority, 5.250%, 8/15/2017, Call 8/15/2016	65,000	69,603

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, 5.500%, 12/15/2020, Call 12/15/2019	$ 80,000	$ 92,054

		857,420

Total Municipals (identified cost $49,285,807)		48,725,051

Short-Term Investments — 1.0%

Mutual Funds — 0.6%
BMO Tax-Free Money Market Fund, Class I, 0.069% (10)	284,279	284,279

Short-Term Municipals — 0.4%

Texas — 0.4%
Clifton Higher Education Finance Corp., 1.650%, 12/1/2013	$225,000	224,368

Total Short-Term Investments (identified cost $509,279)		508,647

Total Investments — 99.7% (identified cost $49,795,086)		49,233,698
Other Assets and Liabilities — 0.3%		144,433

Total Net Assets — 100.0%		$49,378,131

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 4.8%

Automobiles — 2.8%
Ally Auto Receivables Trust, Class A3, (Series 2011-5), 0.990%, 11/16/2015	$ 265,656	$ 266,401
AmeriCredit Auto Receivables Trust, Class B, (Series 2012-3), 1.590%, 7/10/2017	1,855,000	1,865,718
CPS Auto Receivables Trust, Class A, (Series 2012-A), 2.780%, 6/17/2019 (5)(6)	713,897	725,493
CPS Auto Receivables Trust, Class A, (Series 2012-D), 1.480%, 3/16/2020 (5)(6)	704,289	704,363
CPS Auto Receivables Trust, Class A, (Series 2013-A), 1.310%, 6/15/2020 (5)(6)	1,820,492	1,813,235
Wheels LLC, Class A2, (Series 2012-1), 1.190%, 3/20/2021 (5)(6)	932,887	936,191

		6,311,401

Other Financial — 2.0%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.424%, 4/25/2037 (3)(5)(6)	578,402	346,233
GE Equipment Transportation LLC, Class A4, (Series 2013-1), 0.900%, 3/24/2021	2,415,000	2,385,916

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Other Financial (continued)
SLM Student Loan Trust, Class A5, (Series 2004-5A), 0.866%, 10/25/2023 (3)(5)(6)	$1,945,000	$ 1,953,525

		4,685,674

Total Asset-Backed Securities (identified cost $11,252,612)		10,997,075

Collateralized Mortgage Obligations — 6.0%

Federal National Mortgage Association — 1.5%
1.250%, 6/25/2043, (Series 2013-52)	1,643,927	1,567,346
1.500%, 5/25/2043, (Series 2013-60)	1,897,918	1,768,017

		3,335,363

Government National Mortgage Association — 0.9%
1.317%, 5/16/2034, (Series 2013-55)	2,115,381	2,105,631

Private Sponsor — 3.6%
Banc of America Funding Trust, Class 1A3, (Series 2007-C), 5.405%, 5/20/2036 (3)	567,824	542,231
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	1,241,033	1,271,641
Chase Mortgage Finance Trust, Class A3, (Series 2006-S4), 6.000%, 12/25/2036	429,784	421,303
Chase Mortgage Finance Trust., Class A1, (Series 2005-S2), 5.500%, 10/25/2035	599,804	602,513
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.731%, 10/25/2035 (3)	230,103	228,118
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.668%, 10/15/2054 (3)(5)(6)	780,000	783,890
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	532,156	535,305
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.164%, 4/25/2037 (3)	35,807	30,963
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	283,171	288,783
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.581%, 11/25/2034 (3)	1,026,945	1,019,058
Springleaf Mortgage Loan Trust, Class A, (Series 2012-1A), 2.667%, 9/25/2057 (3)(5)(6)	651,529	665,953
Springleaf Mortgage Loan Trust, Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	756,692	768,449
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 2.618%, 5/25/2036 (3)	389,315	355,223
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 2.716%, 4/25/2036 (3)	153,186	141,265

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Wells Fargo Mortgage Backed Securities Trust, Class A1, (Series 2006-AR19), 5.396%, 12/25/2036 (3)	$ 751,761	$ 725,523

		8,380,218

Total Collateralized Mortgage Obligations (identified cost $13,984,410)		13,821,212

Commercial Mortgage Securities — 9.3%

Private Sponsor — 9.3%
Banc of America Commercial Mortgage Trust, Class A3, (Series 2006-6), 5.369%, 10/10/2045	1,100,000	1,126,195
Banc of America Commercial Mortgage Trust, Class A3, (Series 2007-1), 5.449%, 1/15/2049	666,623	671,607
Banc of America Commercial Mortgage Trust, Class A3, (Series 2007-4), 6.001%, 2/10/2051 (3)	1,057,513	1,091,552
Bear Stearns Commercial Mortgage Securities Trust, Class A3, (Series 2007-PW17), 5.736%, 6/11/2050	978,489	1,016,132
Bear Stearns Commercial Mortgage Securities Trust, Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	1,345,758	1,414,787
Greenwich Capital Commercial Funding Corp., Class A3, (Series 2005-GG3), 4.569%, 8/10/2042	360,984	360,723
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 1.456%, 3/6/2020 (3)(5)(6)	1,950,000	1,953,297
JP Morgan Chase Commercial Mortgage Securities Trust, Class A2, (Series 2007-LD12), 5.827%, 2/15/2051	345,236	353,202
JP Morgan Chase Commercial Mortgage Securities Trust, Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,500,000	1,534,086
JP Morgan Chase Commercial Mortgage Securities Trust, Class AM, (Series 2005-LDP5), 5.410%, 12/15/2044 (3)	1,650,000	1,784,536
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C1), 5.139%, 2/15/2031	317,285	325,575
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C4), 6.036%, 6/15/2032 (3)	1,070,369	1,102,750
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C6), 5.341%, 9/15/2039	628,983	659,885
LB-UBS Commercial Mortgage Trust, Class C, (Series 2004-C4), 5.710%, 6/15/2036 (3)	1,680,000	1,733,022
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class ASB, (Series 2006-2), 6.054%, 6/12/2046 (3)	405,164	423,166
Morgan Stanley Capital I Trust, Class A4, (Series 2007-IQ15), 6.090%, 6/11/2049 (3)	1,510,000	1,686,448

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Wachovia Bank Commercial Mortgage Trust, Class AM, (Series 2007-C33), 6.123%, 2/15/2051 (3)	$1,500,000	$ 1,628,241
Wachovia Bank Commercial Mortgage Trust, Class AMFX, (Series 2005-C20), 5.179%, 7/15/2042 (3)	2,253,000	2,389,780

Total Commercial Mortgage Securities (identified cost $21,497,989)		21,254,984

Corporate Bonds & Notes — 56.3%

Advertising — 1.4%
Omnicom Group, Inc., 5.900%, 4/15/2016 (1)	1,550,000	1,729,405
WPP Finance UK, 8.000%, 9/15/2014	1,405,000	1,503,542

		3,232,947

Agriculture — 0.9%
British American Tobacco International Finance PLC, 1.400%, 6/5/2015 (5)(6)	2,000,000	2,019,116

Auto Manufacturers — 0.4%
Volkswagen International Finance NV, 1.875%, 4/1/2014 (5)(6)	870,000	876,050

Banks — 13.7%
Abbey National Treasury Services PLC/London, 1.844%, 4/25/2014 (3)	1,070,000	1,079,157
Ally Financial Inc., 7.500%, 12/31/2013	528,000	538,560
ANZ New Zealand Int’l, Ltd./London, 1.850%, 10/15/2015 (5)(6)	1,500,000	1,521,742
Bank of America Corp., 1.500%, 10/9/2015	1,000,000	1,002,704
Bank of New York Mellon Corp., 1.700%, 11/24/2014 (1)	1,625,000	1,647,704
Bank of New York Mellon Corp., 2.950%, 6/18/2015	1,000,000	1,038,800
BB&T Corp., 3.375%, 9/25/2013	2,755,000	2,759,722
BBVA U.S. Senior SAU, 4.664%, 10/9/2015 (1)	2,000,000	2,070,382
Capital One Financial Corp., 6.250%, 11/15/2013	1,300,000	1,314,434
Citigroup, Inc., 6.000%, 12/13/2013	997,000	1,012,101
Credit Suisse New York, 5.500%, 5/1/2014 (1)	675,000	697,235
Goldman Sachs Group, Inc., 5.125%, 1/15/2015 (1)	1,300,000	1,368,873
Intesa Sanpaolo SpA, 3.125%, 1/15/2016 (1)	1,840,000	1,835,829
JPMorgan Chase & Co., 1.125%, 2/26/2016 (1)	2,000,000	1,996,432
Morgan Stanley, 2.875%, 1/24/2014 (1)	1,455,000	1,467,077
Morgan Stanley, 4.000%, 7/24/2015 (1)	1,000,000	1,045,003
National Australia Bank, Ltd., 0.816%, 7/25/2016 (3)	1,500,000	1,503,213

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Banks (continued)
Nordea Bank AB, 3.125%, 3/20/2017 (1)(5)(6)	$1,500,000	$ 1,554,400
Royal Bank of Canada, 1.450%, 10/30/2014	775,000	783,375
SSIF Nevada LP, 0.968%, 4/14/2014 (3)(5)(6)	1,250,000	1,254,718
Svenska Handelsbanken AB, 1.625%, 3/21/2018	1,900,000	1,844,813
Wells Fargo & Co., 1.250%, 7/20/2016	1,940,000	1,938,275

		31,274,549

Biotechnology — 0.7%
Amgen, Inc., 1.875%, 11/15/2014 (1)	1,600,000	1,625,230

Building Materials — 1.4%
CRH America, Inc., 4.125%, 1/15/2016	2,100,000	2,205,777
CRH America, Inc., 5.300%, 10/15/2013	1,086,000	1,091,444

		3,297,221

Chemicals — 1.9%
Ecolab, Inc., 2.375%, 12/8/2014 (1)	2,000,000	2,038,882
Rohm & Haas Co., 6.000%, 9/15/2017	2,050,000	2,344,208

		4,383,090

Computers — 0.7%
Hewlett-Packard Co., 3.000%, 9/15/2016	1,430,000	1,473,868

Diversified Financial Services — 4.5%
BlackRock, Inc., 3.500%, 12/10/2014	1,240,000	1,285,868
Caterpillar Financial Services Corp., 1.100%, 5/29/2015	1,000,000	1,007,423
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016 (1)	1,000,000	1,044,720
Ford Motor Credit Co. LLC, 4.207%, 4/15/2016	1,000,000	1,048,000
General Electric Capital Corp., 3.350%, 10/17/2016	2,475,000	2,609,890
General Electric Capital Corp., 4.750%, 9/15/2014	250,000	261,094
PACCAR Financial Corp., 1.150%, 8/16/2016 (1)	2,000,000	1,999,910
TD Ameritrade Holding Corp., 4.150%, 12/1/2014 (1)	940,000	981,139

		10,238,044

Electric — 3.0%
Alliant Energy Corp., 4.000%, 10/15/2014	2,350,000	2,431,714
Appalachian Power Co., 3.400%, 5/24/2015	1,970,000	2,048,716
Entergy Corp., 3.625%, 9/15/2015	1,000,000	1,034,790
NextEra Energy Capital Holdings, Inc., 1.200%, 6/1/2015 (1)	1,250,000	1,255,406

		6,770,626

Engineering & Construction — 0.4%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	993,707

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Food — 0.9%
Kraft Foods Group, Inc., 1.625%, 6/4/2015 (1)	$2,000,000	$2,029,318

Healthcare-Products — 1.1%
Boston Scientific Corp., 4.500%, 1/15/2015	1,200,000	1,261,682
Zimmer Holdings, Inc., 1.400%, 11/30/2014 (1)	1,300,000	1,307,513

		2,569,195

Healthcare-Services — 0.9%
WellPoint, Inc., 1.250%, 9/10/2015	2,000,000	2,011,204

Insurance — 2.9%
Assurant, Inc., 5.625%, 2/15/2014	2,400,000	2,450,690
MetLife Institutional Funding II, 1.174%, 4/4/2014 (3)(5)(6)	870,000	874,886
MetLife, Inc., 5.000%, 11/24/2013	1,355,000	1,368,698
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (5)(6)	900,000	928,867
QBE Insurance Group, Ltd., 2.400%, 5/1/2018 (5)(6)	1,000,000	962,327

		6,585,468

Internet — 0.8%
Amazon.com, Inc., 0.650%, 11/27/2015	1,830,000	1,823,610

Machinery-Diversified — 0.9%
Roper Industries, Inc., 2.050%, 10/1/2018 (1)	2,000,000	1,954,334

Media — 1.2%
Comcast Corp., 5.850%, 11/15/2015 (1)	1,400,000	1,549,307
DIRECTV Holdings LLC, 3.125%, 2/15/2016 (1)	1,255,000	1,293,017

		2,842,324

Mining — 1.6%
Anglo American Capital PLC, 2.150%, 9/27/2013 (5)(6)	2,110,000	2,111,509
Xstrata Finance Canada, Ltd., 2.050%, 10/23/2015 (5)(6)	1,635,000	1,628,586

		3,740,095

Miscellaneous Manufacturing — 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019 (5)(6)	1,000,000	988,798

Office/Business Equipment — 0.4%
Xerox Corp., 1.672%, 9/13/2013 (3)	980,000	980,352

Oil & Gas — 4.3%
BP Capital Markets PLC, 0.700%, 11/6/2015 (1)	1,575,000	1,569,646
Devon Energy Corp., 5.625%, 1/15/2014	2,375,000	2,417,099
Petrobras International Finance Co.—Pifco, 2.875%, 2/6/2015	1,500,000	1,524,684
Talisman Energy, Inc., 5.125%, 5/15/2015	1,825,000	1,934,338
Woodside Finance, Ltd., 4.500%, 11/10/2014 (5)(6)	1,500,000	1,556,056
Woodside Finance, Ltd., 5.000%, 11/15/2013 (5)(6)	800,000	806,146

		9,807,969

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas Services — 0.4%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	$1,000,000	$ 972,019

Pharmaceuticals — 4.6%
AbbVie, Inc., 1.750%, 11/6/2017	1,670,000	1,647,918
Cardinal Health, Inc., 1.700%, 3/15/2018 (1)	2,000,000	1,940,056
Express Scripts Holding Co., 2.100%, 2/12/2015 (1)	1,500,000	1,524,793
GlaxoSmithKline Capital, Inc., 0.700%, 3/18/2016 (1)	1,000,000	995,457
Mylan, Inc., 1.800%, 6/24/2016 (5)(6)	2,000,000	2,002,622
Takeda Pharmaceutical Co., Ltd., 1.031%, 3/17/2015 (5)(6)	1,435,000	1,441,828
Zoetis, Inc., 1.150%, 2/1/2016 (1)(5)(6)	1,000,000	1,001,219

		10,553,893

Real Estate Investment Trusts — 1.6%
HCP, Inc., 2.700%, 2/1/2014	1,610,000	1,621,706
Health Care REIT, Inc., 2.250%, 3/15/2018 (1)	2,000,000	1,963,332

		3,585,038

Retail — 0.7%
Walgreen Co., 1.000%, 3/13/2015	1,680,000	1,685,877

Semiconductors — 0.7%
Intel Corp., 1.350%, 12/15/2017 (1)	1,600,000	1,568,363

Software — 0.7%
Oracle Corp., 1.200%, 10/15/2017	1,725,000	1,681,304

Telecommunications — 3.2%
AT&T, Inc., 5.100%, 9/15/2014	760,000	795,656
British Telecommunications PLC, 1.625%, 6/28/2016	1,500,000	1,509,207
British Telecommunications PLC, 2.000%, 6/22/2015	1,000,000	1,017,369
Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, 2/1/2014	1,800,000	1,834,562
Telefonica Emisiones SAU, 3.192%, 4/27/2018 (1)	1,500,000	1,465,050
Verizon Communications, Inc., 2.000%, 11/1/2016 (1)	750,000	760,777

		7,382,621

Total Corporate Bonds & Notes (identified cost $128,303,673)		128,946,230

Municipals — 3.4%

Illinois — 0.7%
State of Illinois, 4.071%, 1/1/2014	1,525,000	1,539,960

Michigan — 0.9%
County of Wayne, 2.000%, 6/1/2014	1,975,000	1,981,340
County of Wayne, 5.000%, 9/15/2013	145,000	144,817

		2,126,157

Minnesota — 0.6%
Tobacco Securitization Authority, 2.643%, 3/1/2014	1,250,000	1,263,738

Pennsylvania — 0.8%
Philadelphia Authority for Industrial Development, 1.200%, 4/1/2014	1,800,000	1,807,704

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

Municipals (continued)

Texas — 0.4%
Dallas/Fort Worth International Airport, 1.934%, 11/1/2014	$1,015,000	$ 1,029,738

Total Municipals (identified cost $7,732,788)		7,767,297

Mutual Funds — 2.9%
Eaton Vance Institutional Senior Loan Fund, Open-end Cayman Islands Exempted Co., 3.950% (8)	326,711	3,005,741
Fidelity Floating Rate High Income Fund, 2.450%	372,038	3,698,060

Total Mutual Funds (identified cost $6,422,183)		6,703,801

U.S. Government & U.S. Government Agency Obligations — 10.6%

U.S. Treasury Bonds & Notes — 10.6%
0.375%, 1/15/2016 (1)	$3,000,000	2,989,569
0.500%, 7/31/2017 (1)	3,000,000	2,918,790
0.625%, 4/30/2018 (1)	3,750,000	3,603,664
1.000%, 8/31/2016	1,500,000	1,509,375
1.000%, 9/30/2016 (1)	4,000,000	4,021,720
1.125%, 5/31/2019 (1)	2,250,000	2,160,263
1.250%, 8/31/2015	2,000,000	2,033,750
1.250%, 2/29/2020 (1)	1,500,000	1,423,653
1.500%, 6/30/2016 (1)	1,950,000	1,992,884
1.750%, 5/31/2016 (1)	1,500,000	1,543,593

Total U.S. Government & U.S. Government Agency Obligations (identified cost $24,527,859)		24,197,261

U.S. Government Agency-Mortgage Securities — 1.6%

Federal National Mortgage Association — 1.6%
3.105%, 5/1/2041 (3)	523,573	543,101
3.500%, 4/1/2026	307,392	322,161
4.000%, 11/1/2031 (1)	1,068,187	1,126,807
5.500%, 11/1/2033	393,058	429,905
5.500%, 2/1/2034	299,767	328,267
5.500%, 8/1/2037 (1)	717,942	784,857
7.000%, 12/1/2015	15,050	15,762
7.500%, 9/1/2015	27,067	28,271
9.500%, 12/1/2024	28,401	30,857
9.500%, 1/1/2025	13,692	13,785
9.500%, 1/1/2025	17,966	18,087
10.000%, 7/1/2020	25,673	26,323
11.000%, 12/1/2015	10	10

		3,668,193

Government National Mortgage Association — 0.0%
7.500%, 8/15/2037	81,203	93,858
9.000%, 12/15/2019	18,662	20,283

		114,141

Total U.S. Government Agency-Mortgage Securities
(identified cost $3,765,418)		3,782,334

Short-Term Investments — 26.1%

Collateral Pool Investments for Securities on Loan — 22.0%

Collateral pool allocation (12)		50,406,011

Mutual Funds — 4.1%
BMO Prime Money Market Fund, Class I, 0.015% (10)	9,442,679	9,442,679

Description	Value

Short-Term Investments (continued)

Total Short-Term Investments (identified cost $59,848,690)	$ 59,848,690

Total Investments — 121.0% (identified cost $277,335,622)	277,318,884
Other Assets and Liabilities — (21.0)%	(48,148,828)

Total Net Assets — 100.0%	$229,170,056

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 57.8%

Agriculture — 0.7%
Imperial Tobacco Finance PLC, 2.050%, 2/11/2018 (5)(6)	$1,000,000	$ 970,046

Auto Manufacturers — 3.1%
Daimler Finance North America LLC, 1.875%, 9/15/2014 (5)(6)	1,300,000	1,314,851
Daimler Finance North America LLC, 1.875%, 1/11/2018 (5)(6)	1,000,000	982,389
Volkswagen International Finance NV, 2.875%, 4/1/2016 (1)(5)(6)	2,000,000	2,076,368

		4,373,608

Banks — 7.3%
Abbey National Treasury Services PLC/London, 3.875%,11/10/2014 (5)(6)	1,500,000	1,545,853
ANZ New Zealand Int’l, Ltd./London, 1.850%, 10/15/2015 (5)(6)	1,000,000	1,014,495
Bank of America Corp., 1.685%, 1/30/2014 (3)	1,500,000	1,507,110
Bank of America Corp., 2.000%, 1/11/2018 (1)	1,000,000	971,738
Bank of America Corp., 3.750%, 7/12/2016	1,000,000	1,055,645
PNC Funding Corp., 2.700%, 9/19/2016	1,000,000	1,036,584
Svenska Handelsbanken AB, 1.625%, 3/21/2018 (1)	1,500,000	1,456,431
Wells Fargo & Co., 2.625%, 12/15/2016 (1)	1,700,000	1,765,277

		10,353,133

Biotechnology — 2.0%
Gilead Sciences, Inc., 3.050%, 12/1/2016	2,000,000	2,107,270
Life Technologies Corp., 4.400%, 3/1/2015 (1)	750,000	782,489

		2,889,759

Building Materials — 1.4%
CRH America, Inc., 6.000%, 9/30/2016	1,700,000	1,912,177

Commercial Services — 0.7%
ADT Corp., 2.250%, 7/15/2017 (1)	1,000,000	941,276

Computers — 0.9%
Hewlett-Packard Co., 2.600%, 9/15/2017 (1)	1,250,000	1,254,636

Diversified Financial Services — 4.2%
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016	1,000,000	1,044,720
General Electric Capital Corp., 3.350%, 10/17/2016	1,400,000	1,476,301

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Hyundai Capital America, 4.000%, 6/8/2017 (5)(6)	$ 500,000	$ 521,201
LeasePlan Corp., 2.500%, 5/16/2018 (5)(6)	1,500,000	1,446,714
Toyota Motor Credit Corp., 1.250%, 11/17/2014 (1)	1,500,000	1,513,830

		6,002,766

Electric — 2.9%
Alliant Energy Corp., 4.000%, 10/15/2014	1,500,000	1,552,158
Duke Energy Corp., 1.625%, 8/15/2017 (1)	1,000,000	989,499
Entergy Corp., 3.625%, 9/15/2015	1,000,000	1,034,790
FirstEnergy Corp., 2.750%, 3/15/2018 (1)	500,000	480,310

		4,056,757

Electronics — 0.7%
Thermo Fisher Scientific, Inc., 3.600%, 8/15/2021 (1)	1,000,000	974,708

Engineering & Construction — 0.7%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	993,707

Healthcare-Products — 4.6%
Baxter International, Inc., 3.200%, 6/15/2023 (1)	2,000,000	1,933,814
Boston Scientific Corp., 4.500%, 1/15/2015	2,000,000	2,102,804
DENTSPLY International, Inc., 2.750%, 8/15/2016	1,500,000	1,522,033
Mallinckrodt International Finance SA, 3.500%, 4/15/2018 (5)(6)	1,000,000	979,000

		6,537,651

Healthcare-Services — 0.8%
Coventry Health Care, Inc., 5.450%, 6/15/2021	1,000,000	1,105,600

Home Furnishings — 0.7%
Whirlpool Corp., 3.700%, 3/1/2023 (1)	1,000,000	959,369

Insurance — 4.7%
Berkshire Hathaway, Inc., 1.900%, 1/31/2017 (1)	1,500,000	1,519,698
Hartford Financial Services Group, Inc., 5.500%, 10/15/2016 (1)	1,000,000	1,106,266
Markel Corp., 3.625%, 3/30/2023	1,000,000	946,408
Progressive Corp., 3.750%, 8/23/2021	1,000,000	1,016,953
Prudential Financial, Inc., 3.875%, 1/14/2015 (1)	1,100,000	1,145,774
QBE Insurance Group, Ltd., 2.400%, 5/1/2018 (5)(6)	1,000,000	962,327

		6,697,426

Iron/Steel — 0.7%
Reliance Steel & Aluminum Co., 4.500%, 4/15/2023 (1)	1,000,000	956,704

Machinery-Diversified — 1.4%
Roper Industries, Inc., 2.050%, 10/1/2018	1,000,000	977,167
Xylem, Inc./NY, 3.550%, 9/20/2016	1,000,000	1,046,071

		2,023,238

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Media — 2.4%
DIRECTV Holdings LLC, 3.125%, 2/15/2016	$1,000,000	$1,030,292
NBCUniversal Media LLC, 4.375%, 4/1/2021	1,300,000	1,392,563
Pearson Funding Five PLC, 3.250%, 5/8/2023 (5)(6)	1,000,000	912,054

		3,334,909

Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc., 3.550%, 3/1/2022	750,000	670,506
Xstrata Finance Canada, Ltd., 2.700%, 10/25/2017 (1)(5)(6)	2,000,000	1,938,050

		2,608,556

Miscellaneous Manufacturing — 0.6%
Ingersoll-Rand Global Holding Co., Ltd., 4.250%, 6/15/2023 (1)(5)(6)	900,000	886,221

Office/Business Equipment — 0.7%
Xerox Corp., 1.672%, 9/13/2013 (3)	1,000,000	1,000,359

Oil & Gas — 2.1%
BP Capital Markets PLC, 2.750%, 5/10/2023	1,100,000	997,604
Petrobras Global Finance BV, 2.000%, 5/20/2016 (1)	1,000,000	985,437
Total Capital Canada, Ltd., 1.450%, 1/15/2018 (1)	1,000,000	979,027

		2,962,068

Oil & Gas Services — 0.7%
Schlumberger Norge AS, 1.250%, 8/1/2017 (5)(6)	1,000,000	972,019

Pharmaceuticals — 2.3%
AbbVie, Inc., 2.900%, 11/6/2022 (1)	500,000	466,743
Express Scripts Holding Co., 2.650%, 2/15/2017	1,000,000	1,024,801
Mylan, Inc., 2.600%, 6/24/2018 (5)(6)	900,000	891,844
Zoetis, Inc., 3.250%, 2/1/2023 (5)(6)	1,000,000	943,609

		3,326,997

Pipelines — 1.6%
Energy Transfer Partners LP, 3.600%, 2/1/2023 (1)	1,500,000	1,395,809
Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	1,000,000	937,232

		2,333,041

Real Estate Investment Trusts — 0.8%
Kimco Realty Corp., 3.125%, 6/1/2023 (1)	1,250,000	1,139,294

Semiconductors — 2.0%
Intel Corp., 2.700%, 12/15/2022	1,000,000	923,970
Samsung Electronics America, Inc., 1.750%, 4/10/2017 (1)(5)(6)	1,000,000	993,761
TSMC Global, Ltd., 1.625%, 4/3/2018 (5)(6)	1,000,000	959,936

		2,877,667

Telecommunications — 5.3%
AT&T, Inc., 5.100%, 9/15/2014	1,500,000	1,570,374
Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, 2/1/2014	1,500,000	1,528,802

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Short-Intermediate Bond Fund (continued)

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	$ 1,500,000	$ 1,560,682
Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	1,000,000	981,831
Telefonica Emisiones SAU, 3.192%, 4/27/2018	1,000,000	976,700
Vodafone Group PLC, 1.500%, 2/19/2018	1,000,000	962,900

		7,581,289

Total Corporate Bonds & Notes (identified cost $82,142,887)		82,024,981

U.S. Government & U.S. Government Agency Obligations — 34.7%

U.S. Treasury Bonds & Notes — 34.7%
0.125%, 12/31/2014 (1)	9,000,000	8,989,452
0.125%, 4/30/2015	750,000	747,759
0.250%, 12/15/2015 (1)	10,000,000	9,944,920
0.500%, 7/31/2017 (1)	10,000,000	9,729,300
0.750%, 2/28/2018 (1)	5,000,000	4,851,170
1.250%, 2/29/2020 (1)	10,000,000	9,491,020
1.750%, 5/15/2023 (1)	6,000,000	5,488,128

Total U.S. Government & U.S. Government Agency Obligations (identified cost $50,346,809)		49,241,749

U.S. Government Agency-Mortgage Securities — 1.1%

Federal National Mortgage Association — 1.1%
2.500%, 11/1/2027	1,157,688	1,152,186
5.500%, 8/1/2037 (1)	338,120	369,634

Total U.S. Government Agency-Mortgage Securities
(identified cost $1,581,761)		1,521,820

Short-Term Investments — 54.3%

Collateral Pool Investments for Securities on Loan — 48.3%

Collateral pool allocation (12)		68,487,131

Mutual Funds — 6.0%
BMO Prime Money Market Fund, Class I, 0.015% (10)	8,470,112	8,470,112

Total Short-Term Investments (identified cost $76,957,243)		76,957,243

Total Investments — 147.9% (identified cost $211,028,700)		209,745,793
Other Assets and Liabilities — (47.9)%		(67,890,198)

Total Net Assets — 100.0%		$141,855,595

Intermediate Tax-Free Fund

Description	Principal Amount	Value
Municipals — 97.1%

Alabama — 0.9%
Alabama Board of Education, 3.000%, 6/1/2020	$ 340,000	$ 338,140
Alabama Board of Education, 3.000%, 6/1/2021	305,000	295,917

Description	Principal Amount	Value
Municipals (continued)

Alabama (continued)
Alabama Board of Education, 4.000%, 7/1/2021	$1,895,000	$ 1,976,428
Alabama Board of Education, 4.375%, 10/1/2017	200,000	218,650
Alabama Board of Education, 5.000%, 10/1/2020, Call 10/1/2018	230,000	249,798
Baldwin County Board of Education, AMBAC, 5.000%, 7/1/2018, Call 7/1/2017	350,000	380,496
Birmingham Water Works Board, 5.000%, 1/1/2038, Call 1/1/2023	1,000,000	981,980
City of Birmingham, 0.000%, 3/1/2022 (13)	1,945,000	1,740,231
Pell City Special Care Facilities, 5.000%, 12/1/2025, Call 12/1/2021	4,000,000	4,195,080

		10,376,720

Alaska — 0.3%
Alaska Housing Finance Corp., 5.000%, 12/1/2027, Call 6/1/2022	1,375,000	1,437,274
Alaska Municipal Bond Bank Authority, AMBAC, 5.100%, 4/1/2033, Call 4/1/2018	200,000	209,614
Alaska Student Loan Corp., Guaranteed Student Loans, 5.000%, 6/1/2018, Call 6/1/2015 (7)	270,000	286,251
City of Anchorage, NATL-RE, 5.000%, 12/1/2024, Call 12/1/2015	390,000	403,580
City of Valdez, 5.000%, 1/1/2021	1,470,000	1,653,691

		3,990,410

Arizona — 5.6%
Arizona Department of Transportation State Highway, 5.000%, 7/1/2031, Call 7/1/2018	440,000	465,027
Arizona Department of Transportation State Highway, 5.250%, 7/1/2029, Call 7/1/2021	3,000,000	3,247,470
Arizona Health Facilities Authority, 1.910%, 2/5/2020, Call 8/9/2019 (3)	4,500,000	4,565,790
Arizona Health Facilities Authority, 4.000%, 1/1/2015	225,000	231,374
Arizona Health Facilities Authority, 5.000%, 1/1/2019, Call 1/1/2017	175,000	191,258
Arizona Health Facilities Authority, 5.000%, 1/1/2020, Call 1/1/2017	1,400,000	1,513,652
Arizona Health Facilities Authority, 5.000%, 2/1/2022	1,000,000	1,058,310
Arizona School Facilities Board, 5.750%, 9/1/2019, Call 9/1/2018	800,000	924,080
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2016	250,000	267,490
Arizona School Facilities Board, AMBAC, 4.250%, 7/1/2015	575,000	607,901
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2017	800,000	882,896
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2018	400,000	441,892
Arizona School Facilities Board, AMBAC, 5.500%, 7/1/2014	575,000	596,609
Arizona School Facilities Board, NATL-RE FGIC, 5.000%, 9/1/2019, Call 9/1/2015	1,325,000	1,403,996

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Arizona Sports & Tourism Authority, 4.000%, 7/1/2018	$ 765,000	$ 819,682
Arizona Sports & Tourism Authority, 4.000%, 7/1/2019	135,000	142,973
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	1,050,000	1,136,341
City of Avondale, AGM, 4.000%, 7/1/2019	190,000	203,325
City of Flagstaff, 4.250%, 10/1/2015, Call 10/1/2013	250,000	250,355
City of Glendale, 5.000%, 7/1/2021, Call 7/1/2017	400,000	425,988
City of Glendale, NATL-RE, 5.000%, 7/1/2026, Call 7/1/2017	2,760,000	2,909,813
City of Goodyear, 5.000%, 7/1/2023, Call 7/1/2020	265,000	285,092
City of Goodyear, 5.125%, 7/1/2025, Call 7/1/2020	345,000	366,052
City of Kingman, 4.875%, 1/1/2014	500,000	504,070
City of Peoria, 4.000%, 7/1/2019	515,000	559,805
City of Tucson, AGM, 5.000%, 7/1/2020	500,000	546,095
City of Tucson, NATL-RE, 5.000%, 7/1/2019	500,000	569,065
Coconino County Unified School District No. 8 Page, NATL-RE, 5.000%, 7/1/2017, Call 7/1/2014	215,000	219,605
County of Mohave, AMBAC, 5.250%, 7/1/2016, Call 7/1/2014	200,000	204,420
Eagle Mountain Community Facilities District, AGC, 4.000%, 7/1/2014	205,000	210,260
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2014	280,000	290,844
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2015	200,000	216,036
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2018	475,000	533,900
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2019, Call 7/1/2018 (3)	500,000	557,880
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2020, Call 7/1/2018 (3)	600,000	654,324
Gila County Unified School District No. 10-Payson, 5.750%, 7/1/2028, Call 7/1/2018	800,000	879,560
Gilbert Public Facilities Municipal Property Corp., 5.500%, 7/1/2026, Call 7/1/2019	825,000	872,413
Glendale Industrial Development Authority, 5.000%, 5/15/2023, Call 5/15/2020	500,000	526,680
Greater Arizona Development Authority, NATL-RE, 5.000%, 8/1/2018, Call 8/1/2015	340,000	357,598
Greater Arizona Development Authority, NATL-RE, 5.000%, 8/1/2019, Call 8/1/2017	250,000	270,883
Madison Elementary School District No. 38, AGM, 4.500%, 7/1/2019	300,000	325,869
Maricopa County Elementary School District No. 33 Buckeye, 5.250%, 7/1/2018	365,000	410,143

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Maricopa County Elementary School District No. 8-Osborn, 6.000%, 7/1/2024, Call 7/1/2016	$ 300,000	$ 324,060
Maricopa County Industrial Development Authority, 5.250%, 7/1/2032, Call 7/1/2017	170,000	170,162
Maricopa County School District No. 21 Murphy, 7.500%, 7/1/2021, Call 7/1/2019	220,000	262,396
Maricopa County Unified School District No. 89-Dysart, 6.500%, 7/1/2020, Call 7/1/2018	900,000	1,039,527
Phoenix Civic Improvement Corp., 5.000%, 7/1/2019	615,000	706,063
Phoenix Civic Improvement Corp., 5.000%, 7/1/2020, Call 7/1/2018	600,000	668,592
Phoenix Civic Improvement Corp., 5.000%, 7/1/2026, Call 7/1/2020	1,050,000	1,097,418
Phoenix Civic Improvement Corp., 5.500%, 7/1/2019 (13)	250,000	286,165
Phoenix Civic Improvement Corp., BHAC, 5.500%, 7/1/2027 (13)	500,000	552,645
Phoenix Civic Improvement Corp., BHAC, 5.500%, 7/1/2033 (13)	800,000	845,728
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2021 (13)	555,000	632,800
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2028 (13)	100,000	109,136
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2031 (13)	425,000	452,434
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2032 (13)	320,000	338,138
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2033 (13)	220,000	231,161
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2034 (13)	525,000	548,263
Phoenix Civic Improvement Corp., NATL-RE FGIC, 5.500%, 7/1/2036 (13)	455,000	471,221
Phoenix Industrial Development Authority, 5.200%, 7/1/2022, Call 7/1/2021	300,000	281,565
Pima County Industrial Development Authority, 4.500%, 7/1/2020	545,000	544,335
Pima County Industrial Development Authority, 4.500%, 7/1/2021, Call 7/1/2020	1,340,000	1,314,808
Pima County Industrial Development Authority, 4.500%, 7/1/2022, Call 7/1/2020	1,405,000	1,355,291
Pima County Industrial Development Authority, 5.250%, 7/1/2031, Call 7/1/2019	500,000	503,700
Pima County Industrial Development Authority, 5.375%, 7/1/2031, Call 7/1/2020	2,000,000	1,985,120
Pima County Industrial Development Authority, 6.375%, 7/1/2028, Call 7/1/2018	290,000	288,185

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Pinal County Union High School District No. 82 Casa Grande, 5.000%, 7/1/2018	$ 340,000	$ 379,851
Rio Nuevo Multipurpose Facilities District, AGC, 6.000%, 7/15/2020, Call 7/15/2018	240,000	273,379
Rio Nuevo Multipurpose Facilities District, AGC, 6.500%, 7/15/2023, Call 7/15/2018	40,000	45,072
Salt River Project Agricultural Improvement & Power District, 5.000%, 1/1/2020, Call 1/1/2018	300,000	332,223
Salt River Project Agricultural Improvement & Power District, 5.000%, 1/1/2032, Call 1/1/2019	1,635,000	1,686,470
Salt Verde Financial Corp., 5.250%, 12/1/2021	75,000	81,083
Salt Verde Financial Corp., 5.250%, 12/1/2022	110,000	117,718
Scottsdale Industrial Development Authority, 5.000%, 9/1/2018	250,000	277,655
Scottsdale Industrial Development Authority, 5.250%, 9/1/2030, Call 9/30/2013	435,000	435,009
Scottsdale Municipal Property Corp., 5.000%, 7/1/2019	750,000	873,060
Scottsdale Municipal Property Corp., AMBAC, 4.450%, 7/1/2019, Call 7/1/2017 (13)	325,000	347,955
Scottsdale Preserve Authority, NATL-RE FGIC, 5.000%, 7/1/2016	750,000	831,712
State of Arizona, AGM, 5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,075,810
State of Arizona, AGM, 5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,398,150
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2017, Call 7/1/2014	225,000	231,201
Tangerine Farms Road Improvement District, 5.000%, 7/1/2023	450,000	504,086
Tucson & Pima Counties Industrial Development Authorities, GNMA/FNMA/FHLMC, 5.400%, 6/1/2040, Call 12/1/2017 (7)	395,000	419,399
University Medical Center Corp., 5.000%, 7/1/2021	425,000	456,233
University Medical Center Corp., 5.250%, 7/1/2014	1,000,000	1,033,440
University of Arizona, 5.000%, 8/1/2026, Call 8/1/2021	455,000	488,110
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2021, Call 7/1/2017	1,900,000	1,988,559
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,016,280

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2025, Call 7/1/2017	$1,000,000	$ 1,022,960

		66,971,144

Arkansas — 1.5%
Arkansas Development Finance Authority, GNMA/FNMA, 4.000%, 1/1/2025, Call 7/1/2021	305,000	304,161
Arkansas Development Finance Authority, GNMA/FNMA, 4.000%, 7/1/2025, Call 7/1/2021	625,000	623,219
Arkansas Development Finance Authority, GNMA/FNMA, 4.100%, 7/1/2026, Call 7/1/2021	300,000	298,212
Arkansas State University, 4.000%, 3/1/2021	390,000	411,961
Arkansas State University, 4.000%, 3/1/2022	1,140,000	1,187,504
Arkansas State University, 4.000%, 3/1/2023	985,000	1,016,431
City of Little Rock, 1.250%, 4/1/2033, Call 10/1/2021	1,000,000	1,000,000
City of Rogers, 4.125%, 11/1/2031, Call 11/1/2021	500,000	514,395
City of Springdale, 3.000%, 11/1/2021	1,370,000	1,342,710
City of Springdale, 5.000%, 11/1/2028, Call 11/1/2022	1,000,000	1,053,240
City of Stuttgart, AGM, 3.800%, 6/1/2042, Call 6/1/2020	2,750,000	2,689,252
Conway Health Facilities Board, 4.250%, 8/1/2021	605,000	615,969
County of Greene, AGM, 4.000%, 3/1/2019, Call 3/1/2017	840,000	877,262
County of Greene, AGM, 4.000%, 3/1/2020, Call 3/1/2017	1,430,000	1,477,505
County of Jefferson, AGM, 5.000%, 6/1/2026, Call 12/1/2019	20,000	20,472
Independence County Public Health Education & Housing Facilities Board, 5.300%, 6/1/2025, Call 6/1/2020	1,250,000	1,326,125
North Little Rock School District No. 1, State Aid Withholding, 5.000%, 2/1/2028, Call 8/1/2020	2,000,000	2,091,320
University of Arkansas, 5.000%, 12/1/2021	300,000	337,203
University of Arkansas, 5.000%, 12/1/2022	520,000	585,026
University of Arkansas, 5.000%, 12/1/2023, Call 12/1/2022	500,000	558,325

		18,330,292

California — 8.0%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2019	300,000	333,177
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	200,000	219,328

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2021	$ 200,000	$ 218,646
Abag Finance Authority for Nonprofit Corps., California Mortgage Insurance, 5.000%, 4/1/2020	1,000,000	1,115,310
ABC Unified School District, MBIA, 5.000%, 2/1/2021	1,250,000	1,360,287
Anaheim Public Financing Authority, 5.000%, 10/1/2030, Call 4/1/2019	225,000	235,332
Anaheim Public Financing Authority, AMBAC, 4.500%, 10/1/2015	350,000	373,268
Bay Area Toll Authority, 1.310%, 4/1/2027, Call 10/1/2026 (3)	5,000,000	4,916,900
Bellevue Union School District, AGM, 0.000%, 8/1/2030	585,000	204,662
Bellevue Union School District, AGM, 0.000%, 8/1/2031	615,000	198,374
Bret Harte Union High School District, 0.000%, 3/15/2015	500,000	488,415
California Health Facilities Financing Authority, 5.000%, 7/1/2037, Call 7/1/2023	2,000,000	1,934,960
California Health Facilities Financing Authority, 5.150%, 11/15/2040, Call 11/15/2020	2,775,000	2,762,707
California Infrastructure & Economic Development Bank, 5.750%, 2/1/2039, Call 2/1/2015	600,000	622,356
California Infrastructure & Economic Development Bank, 6.250%, 2/1/2039, Call 2/1/2015	450,000	470,475
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2017, Call 9/3/2013 (3)(14)	1,000,000	932,845
California Infrastructure & Economic Development Bank, AMBAC, 0.300%, 10/1/2020, Call 9/3/2013 (3)(14)	4,500,000	4,166,437
California State Public Works Board, 5.000%, 10/1/2031, Call 10/1/2016	645,000	674,851
California State Public Works Board, 5.000%, 4/1/2037, Call 4/1/2022	1,000,000	946,980
California Statewide Communities Development Authority, NATL-RE, 5.125%, 7/1/2024, Call 7/1/2018	1,500,000	1,627,320
Castaic Lake Water Agency, AMBAC, 0.000%, 8/1/2021	250,000	184,218
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 8/1/2015	670,000	672,915
Chabot-Las Positas Community College District, AMBAC, 0.000%, 8/1/2026, Call 8/1/2016	650,000	381,238
City & County of San Francisco, 4.625%, 6/15/2030, Call 6/15/2015	350,000	356,955
City of Fairfield, XLCA, 0.000%, 4/1/2022	1,205,000	821,461
City of Madera, 5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,648,456
City of Madera, 6.500%, 1/1/2040, Call 1/1/2020	1,280,000	1,346,752

Description	Principal Amount	Value
Municipals (continued)

California (continued)
City of Mountain View, 5.000%, 8/1/2015, Call 9/30/2013	$ 355,000	$ 356,054
County of Los Angeles, 0.000%, 9/1/2018	750,000	658,013
County of Los Angeles, AMBAC, 0.000%, 9/1/2020	600,000	470,154
County of Mendocino, AGM, 3.250%, 6/1/2018	1,115,000	1,127,198
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	645,000	489,394
Desert Community College District, AGM, 0.000%, 8/1/2026, Call 8/1/2017	400,000	205,484
Duarte Unified School District, 0.000%, 8/1/2026 (13)	525,000	447,736
Escondido Union High School District, 0.000%, 8/1/2032, Call 8/1/2025 (13)	1,250,000	843,850
Escondido Union High School District, AGC, 0.000%, 8/1/2031	480,000	170,942
Evergreen Elementary School District, AGC, 0.000%, 8/1/2028	1,350,000	609,228
Fresno Unified School District, MBIA, 4.600%, 2/1/2016	105,000	112,687
Fresno Unified School District, MBIA, 5.300%, 2/1/2014	590,000	601,481
Fresno Unified School District, MBIA, 6.000%, 8/1/2026	2,900,000	3,200,759
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	145,504
Imperial County Local Transportation Authority, 5.000%, 6/1/2032, Call 6/1/2022	2,000,000	1,961,700
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	382,305
Kerman Unified School District, NATL-RE, 4.750%, 8/1/2022, Call 8/1/2015	445,000	453,095
Kings River Conservation District, 5.250%, 5/1/2029, Call 5/1/2019	250,000	253,275
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	575,000	527,643
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2017	650,000	567,840
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	144,450
Long Beach Bond Finance Authority, 5.000%, 11/15/2017	170,000	183,229
Long Beach Bond Finance Authority, 5.000%, 11/1/2025, Call 11/1/2021	1,000,000	1,056,830
Long Beach Bond Finance Authority, 5.000%, 11/1/2030, Call 11/1/2021	1,750,000	1,756,860
Los Alamitos Unified School District, 0.000%, 9/1/2016	2,000,000	1,952,260
Los Angeles Community College District, AGM FGIC, 5.000%, 8/1/2032, Call 8/1/2017	1,330,000	1,364,048
Los Angeles Community College District, NATL-RE FGIC, 5.000%, 8/1/2032, Call 8/1/2017	475,000	487,160
Los Angeles Unified School District, 5.200%, 7/1/2029, Call 7/1/2019	605,000	637,204
Lynwood Unified School District, AGM, 5.000%, 8/1/2022	340,000	377,624
Lynwood Unified School District, AGM, 5.000%, 8/1/2023	475,000	524,148

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Lynwood Unified School District, AGM, 5.000%, 8/1/2024, Call 8/1/2023	$ 620,000	$ 674,510
Lynwood Unified School District, AGM, 5.000%, 8/1/2025, Call 8/1/2023	760,000	815,199
Mendocino-Lake Community College District, AGM, 0.000%, 8/1/2031, Call 8/1/2026 (13)	300,000	249,996
Midpeninsula Regional Open Space District, 5.000%, 9/1/2029, Call 9/1/2022	2,000,000	2,070,260
Modesto Irrigation District, 5.000%, 7/1/2020	350,000	403,134
Modesto Irrigation District, 5.000%, 7/1/2021	500,000	571,490
Mount Diablo Unified School District, AGM, 0.000%, 8/1/2035, Call 8/1/2025 (13)	1,000,000	607,730
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	384,340
Northern California Gas Authority No. 1, 0.814%, 7/1/2019 (3)	3,000,000	2,769,000
Northern California Gas Authority No. 1, 0.904%, 7/1/2027 (3)	1,915,000	1,577,443
Northern California Power Agency, 5.000%, 7/1/2031, Call 7/1/2022	500,000	510,335
Northern California Power Agency, 5.000%, 7/1/2032, Call 7/1/2022	700,000	710,934
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	355,510
Palo Alto Unified School District, 0.000%, 8/1/2017	590,000	550,334
Pasadena Public Financing Authority, 0.000%, 3/1/2029	2,000,000	813,860
Piedmont Unified School District, 5.000%, 8/1/2032, Call 8/1/2019	200,000	206,278
Pioneer Union Elementary School District, NATL-RE, 5.000%, 8/1/2021, Call 8/1/2016	315,000	331,389
Roseville Joint Union High School District, 0.000%, 8/1/2022	305,000	206,101
Sacramento Unified School District, AGM, 3.060%, 3/1/2014 (3)	1,980,000	1,984,237
San Bernardino City Unified School District, AGM, 3.750%, 8/1/2014	330,000	339,250
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2015, Call 8/1/2014	110,000	114,826
San Bernardino City Unified School District, AGM, 5.000%, 8/1/2015, Call 8/1/2014	105,000	108,999
San Bernardino Community College District, 6.500%, 8/1/2028, Call 8/1/2018	605,000	747,217
San Francisco International Airport, 5.000%, 5/1/2024, Call 5/1/2021	1,140,000	1,256,337
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2014	230,000	242,386
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2015	310,000	339,004

Description	Principal Amount	Value
Municipals (continued)

California (continued)
San Miguel Joint Union Elementary School District, AGM, 0.000%, 6/15/2020	$ 415,000	$ 310,628
San Miguel Joint Union Elementary School District, AGM, 0.000%, 6/15/2021	490,000	341,667
San Miguel Joint Union Elementary School District, AGM, 0.000%, 6/15/2022	505,000	328,765
Santa Ana Unified School District, 0.000%, 8/1/2021	500,000	368,720
Santa Ana Unified School District, AGM, 5.500%, 8/1/2030, Call 8/1/2018	805,000	848,373
Santa Barbara County College Elementary School District, 0.000%, 8/1/2027	365,000	178,277
Santa Barbara County College Elementary School District, 0.000%, 8/1/2031	470,000	171,512
Santa Barbara School District, 0.000%, 8/1/2036, Call 8/1/2033 (13)	1,450,000	858,647
Santa Monica Community College District, NATL-RE, 0.000%, 8/1/2017, Call 8/1/2015	775,000	700,259
Santaluz Community Facilities District No. 2, 3.000%, 9/1/2015	995,000	1,011,378
Sierra View Local Health Care District, 3.800%, 7/1/2017	370,000	373,263
Sierra View Local Health Care District, 4.700%, 7/1/2016	250,000	260,788
Sierra View Local Health Care District, 4.875%, 7/1/2018, Call 7/1/2017	900,000	936,675
Sierra View Local Health Care District, 5.250%, 7/1/2022, Call 7/1/2017	1,580,000	1,618,299
Sierra View Local Health Care District, 5.250%, 7/1/2023, Call 7/1/2017	250,000	255,355
Sierra View Local Health Care District, 5.300%, 7/1/2026, Call 7/1/2017	350,000	350,812
State of California, 4.000%, 7/1/2014 (3)	105,000	108,152
State of California, 5.000%, 11/1/2025, Call 11/1/2020	250,000	267,983
State of California, 5.250%, 9/1/2025, Call 9/1/2021	2,045,000	2,250,625
Tahoe Forest Hospital District, 5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,469,681
Tahoe Forest Hospital District, 5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,058,870
Tulare Union High School District, NATL-RE, 0.000%, 8/1/2019	380,000	307,625
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 10/1/2013 (3)	3,200,000	3,094,080
Upland Community Facilities District, 3.000%, 9/1/2017	530,000	536,577
Vallejo City Unified School District, MBIA, 5.400%, 2/1/2015	275,000	286,718
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2018	350,000	384,734
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2025	1,225,000	1,254,498
Vallejo City Unified School District, NATL-RE, 5.400%, 8/1/2014	230,000	234,515

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	$1,560,000	$ 1,003,111
West Contra Costa Unified School District, AGM-CR NATL-RE FGIC, 0.000%, 8/1/2025	310,000	168,435
West Kern Water District, 5.000%, 6/1/2028, Call 6/1/2021	1,500,000	1,506,570
Whittier City School District, NATL-RE, 4.000%, 8/1/2015	355,000	374,841
Whittier Union High School District, 0.000%, 8/1/2034, Call 8/1/2019	500,000	144,475
Yosemite Community College District, AGM, 5.000%, 8/1/2028, Call 8/1/2018	1,845,000	1,904,796
Yosemite Community College District, AGM, 5.000%, 8/1/2032, Call 8/1/2018	860,000	873,786

		96,366,369

Colorado — 2.7%
City & County of Denver, 5.000%, 11/15/2021	500,000	566,325
City & County of Denver, XLCA, 5.000%, 11/15/2023, Call 11/15/2015	1,410,000	1,500,649
Colorado Educational & Cultural Facilities Authority, 4.000%, 9/1/2016 (13)	900,000	953,046
Colorado Educational & Cultural Facilities Authority, 4.250%, 9/1/2017 (13)	1,000,000	1,071,940
Colorado Educational & Cultural Facilities Authority, 5.000%, 12/15/2017, Call 9/30/2013 (5)(6)	900,000	900,126
Colorado Educational & Cultural Facilities Authority, 5.000%, 9/1/2019 (13)	1,135,000	1,250,089
Colorado Educational & Cultural Facilities Authority, 5.000%, 9/1/2020 (13)	1,060,000	1,160,573
Colorado Educational & Cultural Facilities Authority, 5.000%, 12/15/2020, Call 9/30/2013 (5)(6)	200,000	191,554
Colorado Educational & Cultural Facilities Authority, 5.000%, 9/1/2021 (13)	865,000	937,184
Colorado Educational & Cultural Facilities Authority, 5.000%, 9/1/2023 (13)	230,000	245,079
Colorado Educational & Cultural Facilities Authority, 6.250%, 3/1/2040, Call 3/1/2020	2,000,000	2,107,640
Colorado Educational & Cultural Facilities Authority, 7.400%, 12/1/2038, Call 12/1/2018	500,000	548,385
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 6/1/2014	2,950,000	2,982,863
Colorado Health Facilities Authority, 3.000%, 12/1/2015	490,000	495,610

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Colorado Health Facilities Authority, 4.000%, 12/1/2016	$ 505,000	$ 525,533
Colorado Health Facilities Authority, 5.000%, 12/1/2014 (3)	1,150,000	1,195,149
Colorado Health Facilities Authority, 5.000%, 9/1/2018	530,000	588,104
Colorado Health Facilities Authority, 5.000%, 9/1/2019	560,000	616,459
Colorado Health Facilities Authority, 5.000%, 12/1/2019	300,000	330,306
Colorado Health Facilities Authority, 5.000%, 12/1/2021	875,000	941,579
Colorado Health Facilities Authority, 5.000%, 9/1/2022	750,000	799,162
Colorado Health Facilities Authority, 5.125%, 11/15/2020, Call 11/15/2016 (3)	555,000	604,795
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2014	570,000	584,643
Colorado Mountain Junior College District, NATL-RE, 3.750%, 8/1/2016	400,000	410,412
Commerce City Northern Infrastructure General Improvement District, AGM, 5.000%, 12/1/2020	785,000	879,930
Commerce City Northern Infrastructure General Improvement District, AGM, 5.000%, 12/1/2021	725,000	805,504
Commerce City Northern Infrastructure General Improvement District, AGM, 5.000%, 12/1/2022	585,000	648,367
County of El Paso, GNMA/FNMA, 5.450%, 12/1/2039, Call 12/1/2016 (7)	423,546	447,455
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,304,737
Dove Valley Metropolitan District, AGM, 5.000%, 11/1/2020, Call 11/1/2015	200,000	209,906
E-470 Public Highway Authority, 2.780%, 9/1/2014, Call 3/1/2014 (3)	2,000,000	2,011,140
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2016	250,000	265,368
Moffat County School District No. Re001 Craig, AGM, 5.250%, 12/1/2027, Call 12/1/2017	500,000	525,710
Public Authority for Colorado Energy, 5.750%, 11/15/2018	840,000	913,366
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,191,340
Sand Creek Metropolitan District, XLCA, 5.000%, 12/1/2016, Call 12/1/2013	90,000	91,018
Sand Creek Metropolitan District, XLCA, 5.000%, 12/1/2016, Call 12/1/2013	160,000	161,038

		31,962,084

Connecticut — 0.1%
State of Connecticut, 4.250%, 2/1/2015	750,000	790,538

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Delaware — 0.3%
Delaware State Housing Authority, 0.000%, 7/1/2031, Call 7/1/2021	$ 1,825,000	$ 747,228
Delaware State Housing Authority, 5.000%, 1/1/2026, Call 7/1/2019 (7)	300,000	309,294
Delaware State Housing Authority, 5.200%, 7/1/2029, Call 7/1/2018	2,200,000	2,222,308

		3,278,830

District of Columbia — 0.2%
District of Columbia, 5.000%, 10/1/2025, Call 10/1/2021	1,865,000	1,946,724
District of Columbia, AGM, 5.000%, 6/1/2022, Call 12/1/2017	250,000	277,105
District of Columbia, AGM, 5.000%, 6/1/2023, Call 12/1/2017	250,000	276,040

		2,499,869

Florida — 6.5%
Citizens Property Insurance Corp., 5.000%, 6/1/2015	4,095,000	4,384,721
Citizens Property Insurance Corp., 5.000%, 6/1/2016	1,265,000	1,389,071
Citizens Property Insurance Corp., 5.000%, 6/1/2019	2,615,000	2,887,274
Citizens Property Insurance Corp., 5.375%, 6/1/2016	250,000	277,248
Citizens Property Insurance Corp., AGC, 4.500%, 6/1/2014	100,000	103,014
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	1,040,000	1,142,898
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2017	1,150,000	1,281,134
City of Boynton Beach, AGM, 5.000%, 11/1/2027, Call 11/1/2021	1,000,000	1,059,670
City of Cape Coral, AMBAC, 3.700%, 10/1/2013	200,000	200,476
City of Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	1,000,000	1,093,490
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,090,300
City of Gulf Breeze, 1.750%, 12/1/2015 (3)	11,795,000	11,774,241
City of Gulf Breeze, 5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,115,480
City of Gulf Breeze, FGIC, 6.050%, 12/1/2013, Call 9/30/2013 (3)	540,000	541,863
City of Lakeland, 1.160%, 10/1/2014, Call 4/1/2014 (3)	250,000	250,910
City of Niceville, AMBAC, 4.300%, 6/1/2030, Call 6/1/2014	475,000	461,163
City of Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	511,140
City of Sunrise, 4.000%, 10/1/2019	540,000	572,843
City of Sunrise, NATL-RE, 0.000%, 10/1/2013	130,000	129,736
City of Sunrise, NATL-RE, 0.000%, 10/1/2019	905,000	704,805
City of Sunrise, NATL-RE, 0.000%, 10/1/2020	975,000	724,162
City of Sunrise, NATL-RE, 0.000%, 10/1/2021	175,000	124,135
City of Tampa, AMBAC, 0.000%, 4/1/2021	460,000	351,353

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
City of Tampa, NATL-RE, 5.500%, 11/15/2013	$ 250,000	$ 252,530
County of Bay, 3.500%, 9/1/2016	410,000	397,425
County of Brevard, AMBAC, 5.000%, 7/1/2015	355,000	373,364
County of Brevard, AMBAC, 5.000%, 7/1/2016	910,000	969,541
County of Broward, AGM, 5.000%, 4/1/2030, Call 4/1/2023 (7)	1,190,000	1,156,014
County of Broward, AGM, 5.000%, 4/1/2033, Call 4/1/2023 (7)	740,000	705,331
County of Lee, 5.000%, 10/1/2029, Call 10/1/2022	2,000,000	2,105,720
County of Madison, 2.000%, 11/1/2014, Call 5/1/2014	9,390,000	9,419,203
County of Miami-Dade, 5.500%, 10/1/2026, Call 10/1/2020	1,900,000	2,041,303
County of Miami-Dade, AGC, 0.000%, 10/1/2021	610,000	435,784
County of Miami-Dade, AGC, 5.000%, 10/1/2029, Call 10/1/2019	400,000	405,840
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,136,630
County of Miami-Dade, NATL-RE BHAC-CR, 0.000%, 10/1/2030, Call 10/1/2017 (13)	475,000	475,546
County of Miami-Dade, XLCA, 5.000%, 7/1/2021, Call 7/1/2016	320,000	342,653
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	669,669
County of St. Johns, AGM, 5.000%, 10/1/2020	1,625,000	1,816,409
County of St. Johns, AGM, 5.000%, 10/1/2021	1,110,000	1,231,945
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.000%, 1/1/2020, Call 1/1/2017	1,000,000	1,045,010
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.000%, 1/1/2022, Call 1/1/2017	970,000	1,004,425
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.250%, 1/1/2026, Call 1/1/2016	1,000,000	1,028,290
Florida Housing Finance Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	735,000	774,697
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 4.450%, 1/1/2030, Call 7/1/2021	500,000	495,960
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 5.000%, 7/1/2021, Call 1/1/2016 (7)	335,000	340,333
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 5.250%, 7/1/2028, Call 1/1/2018	760,000	771,050
Florida Hurricane Catastrophe Fund Finance Corp., 5.000%, 7/1/2014	620,000	644,223
Florida Municipal Power Agency, 5.500%, 10/1/2019	250,000	289,412
Florida State Department of Transportation, FSA, 4.750%, 7/1/2022, Call 7/1/2014	1,500,000	1,555,365
Highlands County Health Facilities Authority, 5.000%, 11/15/2015	400,000	436,928

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (3)	$ 500,000	$ 535,900
Highlands County Health Facilities Authority, 6.100%, 11/15/2013 (3)	1,500,000	1,515,450
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/1/2016	295,000	309,883
Key West Utility Board, NATL-RE, 5.000%, 10/1/2023, Call 10/1/2016	1,015,000	1,075,667
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,097,900
Miami Health Facilities Authority, 4.500%, 11/15/2014, Call 11/15/2013	570,000	574,526
Orange County Health Facilities Authority, 5.250%, 10/1/2035, Call 10/1/2018	300,000	307,632
Pinellas County Educational Facilities Authority, 3.000%, 10/1/2014	580,000	586,861
Pinellas County Educational Facilities Authority, 4.000%, 10/1/2016	350,000	361,130
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	152,709
Putnam County Development Authority, AMBAC, 5.350%, 5/1/2018 (3)	765,000	867,433
St. Lucie County School Board, AGM, 5.000%, 7/1/2022, Call 7/1/2021	2,500,000	2,752,750
Tampa-Hillsborough County Expressway Authority, AMBAC, 5.000%, 7/1/2014	455,000	472,818
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	500,000	491,290
Volusia County Educational Facility Authority, RADIAN, 4.625%, 10/15/2028, Call 10/15/2015	500,000	486,460

		78,080,136

Georgia — 3.7%
Burke County Development Authority, 1.400%, 4/1/2015 (3)	135,000	135,689
Carroll City-County Hospital Authority, County Guarantee, 5.000%, 7/1/2023, Call 7/1/2020	2,790,000	2,999,808
Carroll City-County Hospital Authority, County Guarantee, 5.000%, 7/1/2024, Call 7/1/2020	1,640,000	1,739,991
City of Atlanta, 5.000%, 1/1/2018	600,000	681,624
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,145,150
Cobb County Kennestone Hospital Authority, 5.000%, 4/1/2031, Call 4/1/2021	3,000,000	3,058,590
County of DeKalb, 4.500%, 12/1/2024, Call 12/1/2015	250,000	255,110
County of Fulton, NATL-RE FGIC, 5.250%, 1/1/2035, Call 1/1/2014	3,200,000	3,251,808

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
East Point Building Authority, XLCA, 4.500%, 2/1/2025, Call 2/1/2016	$ 500,000	$ 466,880
East Point Building Authority, XLCA, 5.000%, 2/1/2017	875,000	908,495
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2020	1,335,000	1,484,627
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2021	1,155,000	1,275,928
Floyd County Hospital Authority, County Guarantee, 5.000%, 7/1/2027, Call 7/1/2022	1,250,000	1,286,762
Fulton County Development Authority, 4.000%, 10/1/2019	1,355,000	1,453,021
Fulton County Development Authority, 5.000%, 3/15/2016	1,615,000	1,760,156
Fulton County Development Authority, 5.000%, 10/1/2019	1,000,000	1,135,790
Fulton County Development Authority, 5.250%, 3/15/2024, Call 3/15/2019	1,020,000	1,081,618
Georgia State Environmental Loan Acquisition Corp., 4.000%, 3/15/2021	310,000	310,254
Glynn-Brunswick Memorial Hospital Authority, NATL-RE FGIC, 4.500%, 8/1/2015	865,000	917,765
Jefferson City School District, State Aid Withholding, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,463,481
Main Street Natural Gas, Inc., 5.000%, 3/15/2017	1,300,000	1,410,916
Main Street Natural Gas, Inc., 5.000%, 3/15/2021	5,000,000	5,416,800
Main Street Natural Gas, Inc., 5.250%, 9/15/2018	250,000	279,908
Medical Center Hospital Authority, AGC, 6.500%, 8/1/2038, Call 8/1/2018	250,000	262,795
Private Colleges & Universities Authority, 5.000%, 10/1/2020	575,000	601,088
Private Colleges & Universities Authority, 5.250%, 10/1/2027, Call 10/1/2021	2,500,000	2,509,675
Richmond County Hospital Authority, 5.250%, 1/1/2029, Call 1/1/2019	1,150,000	1,182,119
Richmond County Hospital Authority, 5.375%, 1/1/2029, Call 1/1/2019	940,000	974,883
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 1/1/2014	300,000	304,443
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	700,000	762,706
Valdosta & Lowndes County Hospital Authority, County Guarantee, 5.000%, 10/1/2025, Call 10/1/2021	2,940,000	3,128,513
Winder-Barrow Industrial Building Authority, AGM, 5.000%, 12/1/2029, Call 12/1/2021	1,000,000	1,055,170

		44,701,563

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Hawaii — 0.0%
City & County Honolulu, NATL-RE FGIC, 5.000%, 7/1/2024, Call 7/1/2015	$ 120,000	$ 125,592
University of Hawaii, 6.000%, 10/1/2038, Call 10/1/2019	250,000	272,770

		398,362

Idaho — 0.3%
Boise-Kuna Irrigation District, 5.875%, 6/1/2022, Call 6/1/2018	200,000	212,040
Boise-Kuna Irrigation District, 7.375%, 6/1/2034, Call 6/1/2018	340,000	364,045
Canyon County School District No. 131 Nampa, School Bond Gty, 5.000%, 9/15/2023	1,475,000	1,616,275
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	515,000	586,492
Idaho Housing & Finance Association, 5.150%, 7/1/2022, Call 9/30/2013 (7)	385,000	385,058

		3,163,910

Illinois — 9.4%
Chicago Transit Authority, AGC, 5.250%, 6/1/2019, Call 6/1/2018	250,000	272,473
Chicago Transit Authority, AGC, 5.250%, 6/1/2022, Call 6/1/2018	2,250,000	2,364,232
City of Chicago, 0.400%, 1/1/2034, Call 9/3/2013 (3)	8,000,000	8,000,000
City of Chicago, AGM, 5.000%, 11/1/2028, Call 11/1/2018	3,215,000	3,289,524
City of Chicago, NATL-RE, 5.250%, 1/1/2024, Call 1/1/2016	1,925,000	2,016,072
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 1/1/2016 (13)	1,000,000	1,064,230
City of Mount Vernon, AGM, 4.000%, 12/15/2023, Call 12/15/2020	1,775,000	1,764,563
City of Mount Vernon, AGM, 5.000%, 12/15/2032, Call 12/15/2020	2,455,000	2,493,715
City of Springfield, AMBAC, 4.000%, 12/1/2014	25,000	25,770
City of Springfield, NATL-RE, 5.000%, 3/1/2014	225,000	229,156
City of Springfield, NATL-RE, 5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,072,640
City of Springfield, NATL-RE, 5.000%, 3/1/2020, Call 3/1/2017	100,000	104,785
Cook & Du Page Counties Combined School District No. 113A Lemont Bromberek, NATL-RE FGIC, 0.000%, 12/1/2013	195,000	194,031
Cook County Community College District No. 524 Moraine Valley, 4.000%, 6/1/2031, Call 6/1/2022	1,235,000	1,122,664
Cook County Community College District No. 524 Moraine Valley, 4.000%, 6/1/2032, Call 6/1/2022	1,285,000	1,151,142

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Cook County Community College District No. 524 Moraine Valley, 4.000%, 6/1/2033, Call 6/1/2022	$1,340,000	$1,186,128
Cook County Community College District No. 524 Moraine Valley, 4.000%, 6/1/2034, Call 6/1/2022	1,390,000	1,202,503
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	1,405,000	1,496,971
Cook County School District No. 103 Lyons, AGM, 0.000%, 12/1/2021	850,000	620,330
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2028	2,830,000	1,273,358
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2029	2,580,000	1,079,162
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2030	2,830,000	1,101,379
Cook County School District No. 144 Prairie Hills, AGM, 5.000%, 12/1/2030	4,250,000	3,964,485
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	274,164
Cook County School District No. 169 Ford Heights, AGC, 5.750%, 12/1/2030, Call 12/1/2021	1,000,000	1,227,220
Cook County Township High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2019	675,000	509,179
Cook County Township High School District No. 220 Reavis, 6.000%, 12/1/2031, Call 12/1/2023 (4)	2,035,000	2,089,599
Cook County Township High School District No. 220 Reavis, 6.000%, 12/1/2032, Call 12/1/2023 (4)	2,160,000	2,209,507
Cook County Township High School District No. 220 Reavis, 6.000%, 6/1/2033, Call 12/1/2023 (4)	2,235,000	2,277,554
County of Champaign, NATL-RE FGIC, 0.000%, 1/1/2016	750,000	712,845
County of St. Clair, 5.250%, 10/1/2024, Call 10/1/2019	700,000	756,924
County of St. Clair, 5.250%, 10/1/2027, Call 10/1/2019	1,150,000	1,214,089
County of St. Clair, 5.500%, 1/1/2038, Call 1/1/2023	825,000	836,344
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2020	600,000	480,624
DeKalb County Community Unit School District No. 428 DeKalb, 0.000%, 1/1/2025, Call 7/1/2020	400,000	241,304
DeKalb County Community Unit School District No. 428 DeKalb, 0.000%, 1/1/2028, Call 7/1/2020	1,000,000	484,680

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
DeKalb Kane & LaSalle Counties Etc Community College District No. 523 Kishwaukee, 0.000%, 2/1/2035, Call 2/1/2021	$ 470,000	$ 120,889
Du Page County School District No. 12 Roselle, NATL-RE, 5.000%, 1/1/2016	440,000	469,071
DuPage County School District No. 16 Queen Bee, NATL, 0.000%, 11/1/2019	155,000	135,222
DuPage County School District No. 16 Queen Bee, NATL-RE FGIC, 0.000%, 11/1/2019	530,000	426,009
Frankfort Square Park District, AMBAC, 0.000%, 1/1/2022	670,000	450,381
Illinois Finance Authority, 5.000%, 5/1/2015	2,095,000	2,173,123
Illinois Finance Authority, 5.000%, 11/15/2017, Call 11/15/2016	600,000	651,918
Illinois Finance Authority, 5.000%, 11/15/2027, Call 11/15/2022	500,000	510,310
Illinois Finance Authority, 5.000%, 11/15/2028, Call 11/15/2022	500,000	506,585
Illinois Finance Authority, 5.250%, 3/1/2019	250,000	282,728
Illinois Finance Authority, 5.250%, 11/15/2022, Call 11/15/2017	1,450,000	1,541,132
Illinois Finance Authority, 5.250%, 2/15/2030, Call 2/15/2020	250,000	249,993
Illinois Finance Authority, 5.750%, 11/15/2033, Call 11/15/2017	960,000	993,091
Illinois Finance Authority, 6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,064,712
Illinois Finance Authority, 6.000%, 8/15/2041, Call 8/15/2021	2,665,000	2,850,484
Illinois Finance Authority, 6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,273,990
Illinois Finance Authority, 7.125%, 11/15/2037, Call 5/15/2019	530,000	593,510
Illinois Finance Authority, AGC, 5.250%, 8/15/2019	250,000	271,475
Illinois Finance Authority, AGM, 0.000%, 1/1/2021	255,000	199,793
Illinois Finance Authority, AGM, 5.150%, 1/1/2019	420,000	468,031
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	335,000	370,634
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,084,790
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,830,000	1,934,932
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE FGIC, 0.000%, 2/1/2023	5,450,000	3,649,320

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Kane Cook & DuPage Counties School District No. U-46 Elgin, AMBAC, 0.000%, 1/1/2023	$1,000,000	$ 679,390
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	1,435,000	1,464,073
Lake County Community Unit School District No. 116 Round Lake, XLCA, 4.500%, 1/15/2018, Call 1/15/2015	500,000	514,035
Lake County School District No. 33, XLCA, 0.000%, 12/1/2026	525,000	246,598
Lake County School District No. 33, XLCA, 0.000%, 12/1/2028	335,000	135,477
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2021	1,450,000	1,006,575
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2023	200,000	121,722
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2017	210,000	186,587
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, AGM-CR FGIC, 0.000%, 1/1/2024	500,000	317,765
McHenry County Community High School District No. 154 Marengo, NATL-RE FGIC, 0.000%, 1/1/2018	325,000	292,533
Metropolitan Pier & Exposition Authority, NATL-RE, 0.000%, 6/15/2023 (13)	300,000	267,303
Metropolitan Pier & Exposition Authority, NATL-RE, 0.000%, 12/15/2023	130,000	82,449
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	225,000	179,514
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	1,715,000	1,867,532
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	1,120,000	1,236,626
Southwestern Illinois Development Authority, AGC, 5.750%, 2/1/2029, Call 2/1/2019	350,000	390,656
St. Clair County Community Unit School District No. 187 Cahokia, AGM, 5.000%, 1/1/2020	630,000	663,774
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (7)	745,000	775,768
State of Illinois, 3.750%, 9/1/2016	500,000	531,555
State of Illinois, 5.000%, 1/1/2015	300,000	315,516
State of Illinois, 5.000%, 1/1/2015	250,000	262,930
State of Illinois, 5.000%, 1/1/2015	600,000	631,032
State of Illinois, 5.000%, 1/1/2016	500,000	541,095
State of Illinois, 5.000%, 3/1/2020	500,000	536,595
State of Illinois, 5.000%, 4/1/2024, Call 4/1/2023	500,000	512,215

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
State of Illinois, 5.250%, 6/15/2034, Call 6/15/2019	$1,380,000	$1,415,107
State of Illinois, 6.500%, 6/15/2022	425,000	499,430
State of Illinois, AGM, 5.000%, 1/1/2018	1,125,000	1,231,774
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	381,727
Stephenson-Jo Daviess Counties Community Unit School District No. 200, NATL-RE, 0.000%, 2/1/2016	535,000	484,325
Tazewell County School District No. 51 Washington Central, NATL-RE FGIC, 9.000%, 12/1/2025	165,000	228,560
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,493,286
Village of Bolingbrook, NATL-RE, 0.000%, 1/1/2020, Call 1/1/2015	15,000	11,647
Village of Bolingbrook, NATL-RE, 0.000%, 1/1/2020, Call 1/1/2015	185,000	139,499
Village of Bourbonnais, RADIAN, 4.375%, 11/1/2017	275,000	290,873
Village of Bryant, 5.900%, 8/1/2023, Call 9/30/2013	680,000	681,884
Village of Elwood, RADIAN, 0.000%, 3/1/2024, Call 3/1/2016	250,000	141,653
Village of Elwood, RADIAN, 0.000%, 3/1/2026, Call 3/1/2016	1,280,000	620,710
Village of Franklin Park, AMBAC, 5.000%, 7/1/2016, Call 1/1/2014	1,065,000	1,070,229
Village of Franklin Park, BAM, 4.000%, 10/1/2018	425,000	449,569
Village of Franklin Park, BAM, 4.000%, 10/1/2019	420,000	434,881
Village of Franklin Park, BAM, 4.000%, 10/1/2020	615,000	624,077
Village of Franklin Park, BAM, 5.000%, 10/1/2022, Call 10/1/2021	730,000	767,062
Village of Franklin Park, BAM, 5.000%, 10/1/2023, Call 10/1/2021	685,000	711,708
Village of Franklin Park, BAM, 5.000%, 10/1/2024, Call 10/1/2021	425,000	435,187
Village of Franklin Park, BAM, 5.000%, 10/1/2025, Call 10/1/2021	920,000	934,619
Village of Hoffman Estates, 5.250%, 12/1/2025, Call 12/1/2018	300,000	331,413
Village of Justice, AMBAC, 0.000%, 1/1/2014	545,000	539,888
Village of Justice, AMBAC, 0.000%, 1/1/2015	545,000	521,576
Village of Justice, AMBAC, 0.000%, 1/1/2021	635,000	404,698
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2015	155,000	143,254

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	$ 505,000	$ 464,741
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2017	750,000	675,367
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2019	695,000	568,524
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2013	150,000	149,928
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2020	2,000,000	1,554,800
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2021	200,000	143,986
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2022	250,000	168,740
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 1/1/2016	1,025,000	1,099,907
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2017	870,000	737,377
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2020	1,180,000	824,737
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2023	900,000	505,449
Will County Township High School District No. 204 Joliet, 6.250%, 1/1/2031, Call 1/1/2021	500,000	559,985
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	545,000	580,147
Will, Grundy, Etc. Counties Community College District No. 525, 5.750%, 6/1/2023, Call 6/1/2018	315,000	342,670
Will, Grundy, Etc. Counties Community College District No. 525, 5.750%, 6/1/2028, Call 6/1/2018	105,000	124,755
Will, Grundy, Etc. Counties Community College District No. 525, 5.750%, 6/1/2028, Call 6/1/2018	170,000	179,634

		112,104,167

Indiana — 3.0%
Anderson School Building Corp., AMBAC, 5.000%, 7/15/2026, Call 1/15/2016	680,000	698,231

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Carmel Redevelopment Authority, 5.000%, 7/1/2023, Call 7/1/2020	$ 350,000	$ 375,232
Carmel Redevelopment Authority, 5.000%, 2/1/2027, Call 2/1/2016	545,000	588,682
Carmel Redevelopment Authority, NATL-RE, 5.000%, 7/1/2021, Call 7/1/2016	450,000	484,794
City of Greenwood, 4.000%, 10/1/2017	225,000	240,872
City of Greenwood, 4.250%, 10/1/2020, Call 10/1/2018	820,000	865,010
City of Greenwood, 4.625%, 10/1/2024, Call 10/1/2018	520,000	534,024
Concord Community Schools Building Corp., AGM, 5.000%, 7/15/2025, Call 7/15/2018	1,000,000	1,087,920
County of Knox, 4.000%, 4/1/2018	250,000	265,993
Crown Point Multi School Building Corp., AGM State Aid Withholding, 5.000%, 1/15/2022, Call 7/15/2017	1,000,000	1,098,020
Damon Run Conservancy District, 4.500%, 1/1/2018	215,000	221,456
Damon Run Conservancy District, 4.500%, 7/1/2018	220,000	227,304
Dyer Redevelopment Authority, CIFG, 5.250%, 7/15/2021, Call 7/15/2015	650,000	670,885
Dyer Redevelopment Authority, CIFG, 5.250%, 7/15/2023, Call 7/15/2015	1,225,000	1,261,235
East Chicago Multi School Building Corp., State Aid Withholding, 6.000%, 7/15/2016	670,000	745,529
Fishers Redevelopment District, 5.125%, 7/15/2026, Call 1/15/2020	1,875,000	1,977,262
Fishers Redevelopment District, 5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,764,826
Franklin Township-Marion County Multiple School Building Corp., State Aid Withholding, 5.000%, 7/10/2021	580,000	667,551
Gary Community School Corp., State Aid Withholding, 3.000%, 1/15/2019	560,000	556,690
Gary Community School Corp., State Aid Withholding, 3.000%, 1/15/2020	115,000	110,562
Greencastle School Building Corp., State Aid Withholding, 3.000%, 1/15/2016	625,000	638,463
Greencastle School Building Corp., State Aid Withholding, 3.000%, 1/15/2018	370,000	372,102
Greencastle School Building Corp., State Aid Withholding, 4.000%, 7/15/2018	680,000	714,932
Hammond Local Public Improvement Bond Bank, 5.000%, 8/15/2014	500,000	520,445
Hammond Local Public Improvement Bond Bank, 5.000%, 2/15/2015	1,090,000	1,155,771
Indiana Development Finance Authority, 4.700%, 10/1/2015, Call 10/1/2015 (3)(7)	800,000	844,960

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Indiana Finance Authority, 3.000%, 7/1/2019	$ 250,000	$ 253,740
Indiana Finance Authority, 4.000%, 5/1/2017	550,000	590,794
Indiana Finance Authority, 5.000%, 3/1/2018	265,000	291,073
Indiana Finance Authority, 5.000%, 5/1/2029, Call 5/1/2022	4,505,000	4,596,722
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,750,000	1,806,262
Indiana Health & Educational Facilities Financing Authority, AGM, 5.250%, 11/1/2023, Call 5/1/2018	500,000	539,270
Indiana Health Facility Financing Authority, AMBAC, 0.088%, 5/1/2031, Call 9/10/2013 (3)(14)	600,000	503,101
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	555,200
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,884,983
Indianapolis Airport Authority, 4.000%, 1/1/2020	255,000	272,151
Indianapolis Local Public Improvement Bond Bank, 5.000%, 1/1/2021	175,000	191,581
Lake County Public Library District, AMBAC, 4.500%, 8/1/2017, Call 2/1/2014	1,000,000	1,017,550
Marion High School Building Corp., 4.000%, 7/15/2019	455,000	487,364
Marion High School Building Corp., 4.000%, 7/15/2020, Call 1/15/2020	935,000	984,321
Marion High School Building Corp., 4.000%, 7/15/2021, Call 1/15/2020	375,000	389,066
Merrillville Multi-School Building Corp., NATL-RE, 0.000%, 1/15/2015	750,000	726,135
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,062,390
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	220,874
Rush County Elementary School Building Corp., State Aid Withholding, 5.250%, 7/15/2021, Call 1/15/2019	565,000	616,099

		35,677,427

Iowa — 0.2%
City of Coralville, 2.000%, 6/1/2015	250,000	249,530
Iowa Finance Authority, GNMA/FNMA, 5.500%, 7/1/2036, Call 7/1/2015 (7)	505,000	519,039
Iowa Finance Authority, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038, Call 1/1/2019	820,000	854,670
University of Northern Iowa, 3.000%, 7/1/2020	760,000	776,484

		2,399,723

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kansas — 0.5%
City of Salina, 5.000%, 10/1/2018, Call 4/1/2016	$ 350,000	$ 371,661
County of Sedgwick/County of Shawnee, GNMA/FNMA/FHLMC, 5.875%, 6/1/2039, Call 6/1/2017 (7)	130,000	140,756
Kansas Development Finance Authority, 4.000%, 11/15/2015	225,000	240,885
Kansas Development Finance Authority, 5.000%, 11/15/2020, Call 11/15/2019	800,000	894,592
Kansas Development Finance Authority, 5.000%, 3/1/2031, Call 3/1/2020	1,000,000	994,230
Kansas Development Finance Authority, 5.750%, 11/15/2034, Call 11/15/2014	600,000	614,772
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	475,000	515,280
Sedgwick & Shawnee Counties, GNMA/FNMA, 5.450%, 6/1/2027, Call 9/30/2013 (7)	245,000	246,688
Sedgwick & Shawnee Counties, GNMA/FNMA COLL, 5.650%, 12/1/2036, Call 12/1/2014 (7)	795,000	800,454
Wyandotte County-Kansas City, 5.000%, 9/1/2032, Call 9/1/2022	1,000,000	1,015,920

		5,835,238

Kentucky — 0.3%
Kentucky Economic Development Finance Authority, 5.000%, 6/1/2016	855,000	920,160
Kentucky Economic Development Finance Authority, 5.000%, 2/1/2017	1,000,000	1,101,400
Kentucky State Property & Building Commission, NATL-RE FGIC, 5.000%, 3/1/2022, Call 3/1/2017	1,500,000	1,615,170

		3,636,730

Louisiana — 1.5%
Lafayette Public Trust Financing Authority, AGM, 4.000%, 10/1/2020	690,000	713,184
Lafayette Public Trust Financing Authority, AGM, 4.000%, 10/1/2021	675,000	682,418
Louisiana Housing Corp., GNMA/FNMA/FHLMC, 5.200%, 6/1/2039, Call 6/1/2017 (7)	115,000	115,044
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 4.750%, 6/1/2027, Call 6/1/2020	1,110,000	1,157,353
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 6.550%, 6/1/2040, Call 6/1/2018	1,100,000	1,156,870
Louisiana Public Facilities Authority, 2.875%, 11/1/2015	800,000	818,264
Louisiana State Citizens Property Insurance Corp., 3.000%, 6/1/2015	370,000	378,780

Description	Principal Amount	Value
Municipals (continued)

Louisiana (continued)
Louisiana State Citizens Property Insurance Corp., 3.000%, 6/1/2016	$ 545,000	$ 560,473
Parish of St. Bernard, 4.000%, 3/1/2020	3,470,000	3,625,282
Parish of St. Bernard, 4.000%, 3/1/2021	3,585,000	3,666,559
Port New Orleans Board of Commissioners, 5.000%, 4/1/2032, Call 4/1/2023 (7)	725,000	691,229
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2021	300,000	187,587
State of Louisiana, 5.000%, 6/15/2031, Call 6/15/2023	1,000,000	1,033,530
State of Louisiana, 5.000%, 6/15/2032, Call 6/15/2023	1,000,000	1,027,970
Tangipahoa Parish Hospital Service District No. 1, 5.375%, 2/1/2016, Call 9/30/2013	1,190,000	1,205,030
Terrebonne Parish Consolidated Government, 5.875%, 3/1/2024, Call 3/1/2019	495,000	547,262

		17,566,835

Maine — 0.2%
City of Portland, 5.000%, 7/1/2022	300,000	316,392
Maine State Housing Authority, 4.625%, 11/15/2028, Call 11/15/2020	1,970,000	1,932,984

		2,249,376

Maryland — 0.5%
Maryland Health & Higher Educational Facilities Authority, 3.000%, 7/1/2016	450,000	457,686
Maryland Health & Higher Educational Facilities Authority, 5.750%, 7/1/2034, Call 7/1/2021	775,000	809,131
Maryland Health & Higher Educational Facilities Authority, 6.000%, 1/1/2026, Call 1/1/2022	1,000,000	1,106,750
Maryland Health & Higher Educational Facilities Authority, 6.125%, 1/1/2036, Call 1/1/2022	1,405,000	1,503,519
Maryland Health & Higher Educational Facilities Authority, 6.250%, 1/1/2031, Call 1/1/2022	1,000,000	1,094,850
Montgomery County Housing Opportunites Commission, 5.000%, 1/1/2043, Call 7/1/2022	500,000	546,455

		5,518,391

Massachusetts — 1.6%
Commonwealth of Massachusetts, NATL-RE FGIC, 0.030%, 12/1/2030, Call 9/5/2013 (3)(14)	7,375,000	6,422,305
Commonwealth of Massachusetts, NATL-RE FGIC, 0.060%, 12/1/2030, Call 9/3/2013 (3)(14)	1,350,000	1,175,606
Commonwealth of Massachusetts, NATL-RE FGIC, 0.060%, 12/1/2030, Call 9/4/2013 (3)(14)	2,625,000	2,285,913

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Massachusetts (continued)
Massachusetts Development Finance Agency, 5.000%, 7/1/2014	$ 500,000	$ 514,945
Massachusetts Development Finance Agency, 5.000%, 7/1/2015	925,000	975,755
Massachusetts Development Finance Agency, 5.000%, 1/1/2023, Call 1/1/2017	650,000	665,522
Massachusetts Development Finance Agency, 5.000%, 7/1/2025, Call 7/1/2021	1,425,000	1,546,723
Massachusetts Educational Financing Authority, 4.000%, 1/1/2016	500,000	533,030
Massachusetts Educational Financing Authority, 4.750%, 1/1/2016	370,000	400,788
Massachusetts Educational Financing Authority, 5.000%, 1/1/2017	455,000	503,134
Massachusetts Educational Financing Authority, 5.100%, 1/1/2018 (7)	215,000	230,192
Massachusetts Educational Financing Authority, 5.250%, 1/1/2019	720,000	798,739
Massachusetts Health & Educational Facilities Authority, 5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,324,617

		19,377,269

Michigan — 4.4%
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2021	890,000	968,338
Berrien Springs Public Schools, NATL-RE, 4.250%, 5/1/2016, Call 5/1/2015	560,000	584,892
Charter Township of Northville, 2.000%, 4/1/2016	370,000	375,964
Charter Township of Northville, 4.000%, 4/1/2021	400,000	418,344
Charter Township of Northville, 4.000%, 4/1/2022	240,000	247,200
City of Detroit Convention Facility Revenue, NATL-RE, 0.000%, 9/30/2014	495,000	479,586
City of Detroit Sewage Disposal System Revenue, AGC NATL-RE, 5.250%, 7/1/2023, Call 7/1/2017	95,000	92,306
City of Detroit Sewage Disposal System Revenue, NATL-RE, 6.000%, 7/1/2014	300,000	303,087
City of Detroit Sewage System Revenue, 6.500%, 7/1/2024, Call 7/1/2019	350,000	360,185
City of Detroit Sewage System Revenue, NATL-RE, 5.250%, 7/1/2022, Call 7/1/2017	1,250,000	1,229,137
City of Detroit Sewage System Revenue, NATL-RE, 5.500%, 7/1/2015	100,000	101,096
City of Detroit Water Supply System Revenue, 5.250%, 7/1/2025, Call 7/1/2021	110,000	105,290
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2018, Call 7/1/2016	250,000	248,715

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2019, Call 7/1/2016	$ 50,000	$ 49,278
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2020, Call 7/1/2016	50,000	49,063
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2020, Call 7/1/2016	720,000	706,507
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2023, Call 7/1/2016	150,000	145,461
City of Detroit Water Supply System Revenue, NATL, 5.000%, 7/1/2021, Call 7/1/2015	1,530,000	1,480,826
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2016 (3)	725,000	726,269
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2027, Call 7/1/2016	5,000,000	4,618,350
City of Grand Rapids, 5.000%, 1/1/2026	500,000	560,670
City of Grand Rapids, 5.000%, 1/1/2034, Call 1/1/2023	735,000	750,883
City of Warren, NATL-RE, 4.200%, 10/1/2018, Call 10/1/2015	250,000	260,538
City of Wyandotte, NATL-RE, 4.500%, 10/1/2014 (7)	600,000	612,096
City of Wyandotte, NATL-RE, 5.000%, 10/1/2013 (7)	600,000	601,428
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2020	865,000	868,097
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2021	905,000	890,357
Ferndale Public Schools, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2014	125,000	127,336
Grand Rapids & Kent County Joint Building Authority, 5.125%, 12/1/2014	415,000	439,742
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2026, Call 5/1/2021	1,625,000	1,740,017
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2027, Call 5/1/2021	600,000	636,408
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2028, Call 5/1/2021	1,575,000	1,657,987
Howell Public Schools, Q-SBLF, 4.250%, 5/1/2024, Call 5/1/2022	1,000,000	1,025,460
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020	415,000	404,754
Jenison Public Schools, 5.000%, 5/1/2021	500,000	567,930
Jenison Public Schools, 5.000%, 5/1/2022, Call 5/1/2021	560,000	627,133
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,020,820
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,002,500
Lansing School District, Q-SBLF, 5.000%, 5/1/2019	1,000,000	1,118,180

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Lansing School District, Q-SBLF, 5.000%, 5/1/2020	$1,825,000	$2,019,289
Michigan Finance Authority, 3.000%, 11/1/2015	2,000,000	2,062,080
Michigan Finance Authority, 5.000%, 6/1/2016	1,450,000	1,554,095
Michigan Finance Authority, 5.000%, 11/1/2020	2,000,000	2,185,700
Michigan Public Educational Facilities Authority, 5.250%, 6/1/2015	130,000	131,717
Michigan Public Educational Facilities Authority, 6.000%, 6/1/2020	480,000	485,774
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2014	250,000	253,940
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2017	375,000	421,568
Michigan State Building Authority, NATL-RE FGIC, 0.000%, 10/15/2021, Call 10/15/2016	1,500,000	1,060,530
Michigan State Building Authority, NATL-RE FGIC, 0.000%, 10/15/2023, Call 10/15/2016	1,600,000	1,012,032
Plymouth-Canton Community School District, Q-SBLF, 4.000%, 5/1/2019	1,000,000	1,075,890
Plymouth-Canton Community School District, Q-SBLF, 5.000%, 5/1/2021	450,000	504,594
River Rouge School District, Q-SBLF, 5.000%, 5/1/2020	1,700,000	1,890,672
River Rouge School District, Q-SBLF, 5.000%, 5/1/2021	1,155,000	1,275,316
Rochester Community School District, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2014	225,000	231,662
State of Michigan, AGM, 5.250%, 9/15/2022, Call 9/15/2017	285,000	312,215
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,000,000	2,200,620
Taylor Tax Increment Finance Authority, AGM, 3.000%, 5/1/2017	875,000	896,648
Taylor Tax Increment Finance Authority, AGM, 3.000%, 5/1/2018	855,000	866,132
Taylor Tax Increment Finance Authority, AGM, 3.000%, 5/1/2019	340,000	333,836
Taylor Tax Increment Finance Authority, AGM, 3.250%, 5/1/2020	675,000	649,431
Warren Consolidated School District, FSA, 5.000%, 5/1/2015	650,000	695,695
Wayland Union School District, AGM Q-SBLF, 5.000%, 5/1/2024, Call 5/1/2018	500,000	533,270
Wayland Union School District, AGM Q-SBLF, 5.250%, 5/1/2019, Call 5/1/2018	400,000	444,328
Wayne State University, AGM, 5.000%, 11/15/2025, Call 11/15/2018	515,000	546,101

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Western Township Utilities Authority, 4.000%, 1/1/2021	$1,200,000	$ 1,245,492

		53,090,857

Minnesota — 1.4%
City of Center City, 4.750%, 11/1/2031, Call 11/1/2019	200,000	191,762
City of Minneapolis, 6.375%, 11/15/2023, Call 11/15/2018	325,000	369,502
City of Minneapolis, AGC, 6.500%, 11/15/2038, Call 11/15/2018	1,070,000	1,185,282
City of Minneapolis/St Paul Housing & Redevelopment Authority, 4.000%, 8/15/2019	445,000	471,046
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 5.000%, 8/15/2025, Call 8/15/2020 (3)	215,000	229,261
City of Northfield, 5.500%, 11/1/2015	900,000	956,088
City of St. Louis Park, 4.125%, 8/1/2019, Call 8/1/2016	200,000	218,818
City of Winona, 3.750%, 7/1/2021	170,000	164,827
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL, 3.450%, 6/1/2020	110,000	113,200
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL, 3.650%, 6/1/2021, Call 12/1/2020	75,000	72,942
Fairmont Independent School District No. 2752, School District Credit Program, 5.000%, 2/1/2020, Call 2/1/2019	150,000	170,554
Fairmont Independent School District No. 2752, School District Credit Program, 5.000%, 2/1/2022, Call 2/1/2019	420,000	466,263
Fridley Independent School District No. 14, AGM School District Credit Program, 5.000%, 2/1/2017	550,000	615,032
Mahtomedi Independent School District No. 832, School District Credit Program, 3.000%, 2/1/2016	250,000	263,077
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	292,399
Minneapolis & St. Paul Housing & Redevelopment Authority, 6.000%, 12/1/2021, Call 12/1/2013	1,680,000	1,695,355
Minneapolis Special School District No. 1, School District Credit Program, 3.250%, 2/1/2014	400,000	404,928
Minneapolis-St Paul Metropolitan Airports Commission, AMBAC, 5.000%, 1/1/2015	410,000	434,338
Minnesota Agricultural & Economic Development Board, AGC, 5.000%, 2/15/2017	1,400,000	1,554,406
Minnesota Higher Education Facilities Authority, 3.000%, 10/1/2014	400,000	411,028
Minnesota Higher Education Facilities Authority, 4.000%, 10/1/2016	250,000	260,117

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2017	$ 250,000	$ 276,297
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2018	220,000	244,383
Minnesota Higher Education Facilities Authority, 5.000%, 10/1/2019	400,000	446,452
Minnesota Housing Finance Agency, 3.900%, 7/1/2030, Call 1/1/2022	870,000	813,276
Minnesota Housing Finance Agency, 4.000%, 7/1/2040, Call 1/1/2022	1,435,000	1,506,922
Minnesota Housing Finance Agency, 5.000%, 7/1/2038, Call 7/1/2018	45,000	46,382
Minnesota Housing Finance Agency, GNMA/FNMA COLL, 5.000%, 1/1/2031, Call 7/1/2021	960,000	944,640
Minnesota Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 4.250%, 7/1/2028, Call 1/1/2020	390,000	407,870
Northern Municipal Power Agency, AGC, 5.000%, 1/1/2019, Call 1/1/2018	150,000	169,336
Pillager Independent School District No. 116, School District Credit Program, 4.000%, 2/1/2024, Call 2/1/2021	125,000	131,629
Rosemount-Apple Valley-Eagan Independent School District No. 196, 3.000%, 4/1/2020	180,000	184,981
Southern Minnesota Municipal Power Agency, AMBAC, 5.250%, 1/1/2015	525,000	556,810
Southern Minnesota Municipal Power Agency, NATL-RE, 0.000%, 1/1/2026	1,165,000	688,853

		16,958,056

Mississippi — 1.3%
Mississippi Business Finance Corp., 1.510%, 12/1/2036, Call 9/3/2013 (3)	8,500,000	8,500,000
Mississippi Development Bank, 3.125%, 10/1/2023	200,000	176,646
Mississippi Development Bank, 5.000%, 10/1/2023	2,750,000	2,931,418
Mississippi Development Bank, AGM, 4.000%, 7/1/2014	750,000	770,250
Mississippi Development Bank, AGM, 5.000%, 7/1/2020, Call 7/1/2017	520,000	554,174
Mississippi Development Bank, County Guarantee, 5.375%, 12/1/2022, Call 12/1/2018	610,000	723,240
Mississippi Home Corp., GNMA/FNMA, 5.500%, 6/1/2036, Call 6/1/2015 (7)	220,000	228,569
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	535,000	568,491
Rankin County School District, FSA, 5.000%, 10/1/2014	730,000	765,084

		15,217,872

Description	Principal Amount	Value
Municipals (continued)

Missouri — 2.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, 5.000%, 10/1/2033, Call 10/1/2022	$4,000,000	$4,096,560
Cass County, 5.000%, 5/1/2015	880,000	907,896
City of Des Peres, AMBAC, 5.250%, 2/1/2018, Call 2/1/2015	380,000	405,806
City of Sikeston, NATL-RE, 6.000%, 6/1/2015	1,300,000	1,391,858
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	2,052,822
City of St. Louis, NATL-RE, 5.500%, 7/1/2016	280,000	313,390
County of Boone, 5.750%, 8/1/2028, Call 8/1/2018	500,000	545,580
County of St. Louis, 3.000%, 2/1/2022, Call 2/1/2019	465,000	467,767
Independence School District, State Aid Direct Deposit, 5.250%, 3/1/2030, Call 3/1/2021	2,000,000	2,165,780
Jackson County, AMBAC, 5.000%, 12/1/2018, Call 12/1/2016	1,000,000	1,099,220
Joplin Industrial Development Authority, 3.125%, 2/15/2016	885,000	897,611
Kansas City Industrial Development Authority, 4.000%, 9/1/2014	665,000	670,393
Missouri Highway & Transportation Commission, 5.250%, 5/1/2021, Call 5/1/2017	500,000	564,540
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	760,000	807,979
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.000%, 9/1/2039, Call 3/1/2019	290,000	300,037
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 3.800%, 5/1/2025, Call 5/1/2021	990,000	976,467
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 4.000%, 5/1/2027, Call 5/1/2021	945,000	925,467
Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2017, Call 1/1/2016	500,000	519,285
Missouri State Environmental Improvement & Energy Resources Authority, 5.750%, 1/1/2029, Call 1/1/2019	750,000	828,952
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2015	1,785,000	1,801,868
Missouri State Health & Educational Facilities Authority, 3.250%, 2/15/2016	1,190,000	1,207,065
Missouri State Health & Educational Facilities Authority, 3.500%, 2/15/2017	1,430,000	1,464,520
Missouri State Health & Educational Facilities Authority, 3.750%, 2/15/2018	950,000	967,917
Missouri State Health & Educational Facilities Authority, 5.250%, 10/1/2031, Call 10/1/2021	1,000,000	1,001,260

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Missouri (continued)
Missouri State Health & Educational Facilities Authority, AGM, 5.000%, 11/15/2015	$ 750,000	$ 804,922

		27,184,962

Montana — 0.2%
County of Yellowstone, 5.250%, 9/1/2034, Call 9/1/2017	1,400,000	1,448,272
Montana Board of Housing, FHA, 3.250%, 12/1/2028, Call 12/1/2022	345,000	305,504
Montana State Board of Regents, 5.000%, 11/15/2022, Call 11/15/2021	200,000	227,148
Montana State Board of Regents, 5.000%, 11/15/2023, Call 11/15/2021	250,000	280,478
Montana State Board of Regents, 5.000%, 11/15/2024, Call 11/15/2021	375,000	415,598
Montana State Board of Regents, 5.000%, 11/15/2025, Call 11/15/2021	255,000	279,179

		2,956,179

Nebraska — 0.5%
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,026,200
Lincoln County Hospital Authority No. 1, 5.000%, 11/1/2032, Call 11/1/2021	2,000,000	1,963,600
Nebraska Public Power District, 5.000%, 1/1/2025, Call 1/1/2018	750,000	814,470
Nebraska Public Power District, 5.000%, 1/1/2026, Call 1/1/2018	750,000	806,880
Nebraska Public Power District, 5.000%, 1/1/2032, Call 1/1/2022	1,000,000	1,027,340

		5,638,490

Nevada — 2.5%
City of Henderson, NATL-RE, 5.000%, 6/1/2023, Call 6/1/2015	500,000	539,265
City of North Las Vegas, NATL-RE, 5.000%, 10/1/2014	750,000	776,257
City of Reno, AGM, 6.000%, 6/1/2028, Call 6/1/2018	200,000	209,444
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,759,056
County of Clark, 5.000%, 7/1/2028, Call 7/1/2019	2,180,000	2,285,185
County of Clark, AGM, 5.000%, 7/1/2024, Call 7/1/2019	275,000	298,656
County of Clark, AGM, 5.250%, 7/1/2039, Call 1/1/2020	5,000,000	5,047,800
County of Clark, AMBAC, 5.000%, 11/1/2024, Call 11/1/2016	410,000	438,712
County of Washoe, 5.000%, 2/1/2031, Call 2/1/2019	4,000,000	4,056,520
County of Washoe, 5.000%, 2/1/2032, Call 2/1/2019	4,000,000	4,041,320
County of Washoe, 5.000%, 2/1/2033, Call 2/1/2019	3,920,000	3,949,322

Description	Principal Amount	Value
Municipals (continued)

Nevada (continued)
County of Washoe, 5.500%, 2/1/2028, Call 2/1/2019	$1,000,000	$ 1,057,780
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	2,815,000	2,958,818
Nevada Housing Division, GNMA/FNMA/FHLMC, 4.400%, 4/1/2029, Call 10/1/2021	2,000,000	2,027,080
Nevada Housing Division, GNMA/FNMA/FHLMC, 4.500%, 10/1/2039, Call 4/1/2019	460,000	475,631
Reno-Sparks Indian Colony, 4.250%, 6/1/2014	515,000	527,710

		30,448,556

New Hampshire — 0.3%
New Hampshire Housing Finance Authority, 4.500%, 1/1/2029, Call 7/1/2020	1,295,000	1,345,932
New Hampshire Housing Finance Authority, 4.800%, 7/1/2028, Call 1/1/2022	1,930,000	1,999,808
New Hampshire Housing Finance Authority, 6.000%, 7/1/2038, Call 1/1/2018 (7)	415,000	420,366

		3,766,106

New Jersey — 3.0%
City of Atlantic City, NATL-RE, 5.000%, 8/15/2014	350,000	363,328
City of Passaic, 3.000%, 5/1/2015	400,000	411,296
City of Passaic, 4.000%, 5/1/2017	280,000	298,824
New Jersey Economic Development Authority, 0.280%, 11/1/2031, Call 9/3/2013 (3)	935,000	935,000
New Jersey Economic Development Authority, 1.260%, 5/1/2036, Call 9/3/2013 (3)	3,305,000	3,305,000
New Jersey Economic Development Authority, 1.660%, 3/1/2028, Call 3/1/2023 (3)	6,150,000	6,116,975
New Jersey Economic Development Authority, 1.760%, 2/1/2016, Call 8/1/2015 (3)	3,000,000	3,065,460
New Jersey Economic Development Authority, 5.000%, 6/15/2019	3,000,000	3,282,660
New Jersey Economic Development Authority, 5.000%, 6/15/2020	1,500,000	1,621,470
New Jersey Educational Facilities Authority, 5.000%, 7/1/2017	500,000	543,375
New Jersey Health Care Facilities Financing Authority, 5.000%, 7/1/2014	2,000,000	2,061,620
New Jersey Higher Education Student Assistance Authority, 3.000%, 12/1/2013 (7)	400,000	402,236
New Jersey Higher Education Student Assistance Authority, 3.250%, 12/1/2027, Call 12/1/2022 (7)	2,500,000	2,325,875
New Jersey Higher Education Student Assistance Authority, 5.500%, 12/1/2025, Call 12/1/2021 (7)	7,130,000	7,377,482
New Jersey Housing & Mortgage Finance Agency, 4.250%, 10/1/2032, Call 10/1/2021	915,000	970,111

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, 5.250%, 12/15/2023, Call 12/15/2018	$1,145,000	$ 1,255,767
New Jersey Transportation Trust Fund Authority, AMBAC, 0.000%, 12/15/2026	1,555,000	802,971
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	100,000	62,096
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2028	100,000	47,945
New Jersey Transportation Trust Fund Authority, NATL-RE, 0.000%, 12/15/2027	230,000	110,975

		35,360,466

New Mexico — 1.2%
City of Santa Fe, 4.000%, 6/1/2025, Call 6/1/2022	655,000	648,915
Inc County of Los Alamos, AGM, 5.000%, 7/1/2014, Call 9/30/2013	550,000	551,799
New Mexico Finance Authority, 5.000%, 6/1/2026, Call 6/1/2018	2,395,000	2,575,415
New Mexico Finance Authority, 5.700%, 6/1/2026, Call 6/1/2018	465,000	516,364
New Mexico Finance Authority, 5.800%, 6/1/2027, Call 6/1/2018	825,000	915,898
New Mexico Finance Authority, 5.875%, 6/1/2028, Call 6/1/2018	250,000	277,550
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2023, Call 6/15/2017	1,000,000	1,091,330
New Mexico Mortgage Finance Authority, GNMA, 2.600%, 2/1/2043, Call 1/1/2023	1,447,821	1,265,381
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 4.200%, 7/1/2028, Call 1/1/2017 (7)	550,000	570,817
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 5.650%, 9/1/2039, Call 3/1/2019	865,000	920,144
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 6.000%, 9/1/2039, Call 3/1/2019	780,000	804,508
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL, 4.625%, 3/1/2028, Call 9/1/2021	1,185,000	1,225,385
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL, 5.350%, 3/1/2030, Call 9/1/2020	2,620,000	2,774,973

		14,138,479

New York — 3.8%
Battery Park City Authority, AMBAC, 0.366%, 11/1/2031, Call 9/26/2013 (3)(14)	5,425,000	4,951,907
Binghamton City School District, State Aid Withholding, 3.000%, 10/15/2017	890,000	941,202

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Byron-Bergen Central School District, AGM State Aid Withholding, 3.000%, 6/15/2018	$1,215,000	$ 1,269,517
City of New York, 0.410%, 1/1/2036, Call 9/3/2013 (3)	7,000,000	7,000,000
City of New York, 5.000%, 8/1/2031, Call 2/1/2022	5,000,000	5,173,150
County of Monroe, MBIA, 6.000%, 3/1/2015	225,000	239,267
County of Rockland, 2.250%, 3/14/2014	3,000,000	3,014,970
County of Rockland, 2.500%, 9/24/2013	1,500,000	1,501,065
Hannibal Central School District, AGM State Aid Withholding, 3.000%, 6/15/2020	1,205,000	1,171,706
Housing Development Corp., GNMA COLL FHA INS, 5.250%, 5/1/2030, Call 5/1/2014	1,595,000	1,635,385
Long Island Power Authority, BHAC, 5.000%, 12/1/2021, Call 12/1/2016	500,000	535,575
New York City Industrial Development Agency, ACA, 4.400%, 11/1/2016	675,000	716,620
New York City Municipal Water Finance Authority, 0.410%, 6/15/2032, Call 9/16/2013 (3)	8,000,000	8,000,000
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	425,000	456,476
New York Liberty Development Corp., 5.000%, 10/1/2015	350,000	373,786
New York Mortgage Agency, 5.000%, 10/1/2019	500,000	559,840
New York State Dormitory Authority, 5.000%, 3/15/2028, Call 3/15/2019	625,000	670,444
New York State Energy Research & Development Authority, NATL-RE, 0.506%, 4/1/2034, Call 9/3/2013 (3)(14)	3,000,000	2,730,534
State of New York, NATL-RE FGIC, 0.075%, 2/15/2022, Call 9/5/2013 (3)(14)	275,000	253,156
State of New York, NATL-RE FGIC, 0.075%, 2/13/2032, Call 9/5/2013 (3)(14)	2,825,000	2,601,427
Triborough Bridge & Tunnel Authority, NATL-RE, 5.000%, 11/15/2032, Call 9/30/2013	420,000	420,756
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2020	295,000	318,689
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2021	360,000	382,212

		44,917,684

North Carolina — 1.6%
Charlotte-Mecklenburg Hospital Authority, 5.000%, 1/15/2021, Call 1/15/2017	850,000	926,390
County of Catawba, 4.000%, 10/1/2025, Call 10/1/2021	585,000	595,501
County of Catawba, 5.000%, 10/1/2022, Call 10/1/2021	500,000	568,520

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

North Carolina (continued)
County of Catawba, 5.000%, 10/1/2023, Call 10/1/2021	$1,000,000	$ 1,121,090
County of Catawba, 5.000%, 10/1/2024, Call 10/1/2021	835,000	923,635
County of Catawba, 5.000%, 10/1/2026, Call 10/1/2021	440,000	476,080
County of Chatham, County Guarantee, 5.000%, 12/1/2022	200,000	233,112
County of Chatham, County Guarantee, 5.000%, 12/1/2023	200,000	232,728
County of Cumberland, 5.125%, 12/1/2028, Call 12/1/2019	250,000	268,375
County of Union, 5.000%, 12/1/2026, Call 6/1/2023	1,390,000	1,525,831
County of Union, 5.000%, 12/1/2027, Call 6/1/2023	1,645,000	1,783,427
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2014	440,000	440,568
North Carolina Capital Facilities Finance Agency, 2.000%, 5/1/2015	260,000	258,528
North Carolina Eastern Municipal Power Agency, 4.200%, 1/1/2019	1,710,000	1,857,539
North Carolina Eastern Municipal Power Agency, 6.000%, 1/1/2022	300,000	355,632
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	500,000	554,515
North Carolina Eastern Municipal Power Agency, AMBAC, 5.000%, 1/1/2016	500,000	541,935
North Carolina Housing Finance Agency, 4.250%, 1/1/2028, Call 7/1/2021	965,000	1,025,341
North Carolina Medical Care Commission, 3.000%, 10/1/2014	700,000	716,555
North Carolina Medical Care Commission, 4.000%, 6/1/2020	470,000	492,320
North Carolina Medical Care Commission, 5.000%, 6/1/2027, Call 6/1/2022	500,000	507,035
North Carolina Municipal Power Agency No. 1, 5.000%, 1/1/2030, Call 1/1/2019	400,000	407,640
Orange County Public Facilities, 4.000%, 10/1/2019	1,000,000	1,098,790
Orange County Public Facilities, 5.000%, 10/1/2026, Call 10/1/2022	1,130,000	1,239,565
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	1,555,000	1,576,863

		19,727,515

North Dakota — 2.3%
Barnes County North Public School District Building Authority, 4.000%, 5/1/2021	635,000	618,211
Barnes County North Public School District Building Authority, 4.500%, 5/1/2030, Call 5/1/2021	1,845,000	1,700,204
Barnes County North Public School District Building Authority, 4.500%, 5/1/2033, Call 5/1/2021	2,865,000	2,567,670
City of Grand Forks, 4.000%, 12/1/2019	535,000	552,885

Description	Principal Amount	Value
Municipals (continued)

North Dakota (continued)
City of Grand Forks, 5.000%, 12/1/2032, Call 12/1/2021	$1,000,000	$ 967,520
City of Grand Forks, 5.000%, 12/1/2035, Call 12/1/2021	1,950,000	1,856,829
City of West Fargo, 3.000%, 5/1/2021, Call 5/1/2017	555,000	535,125
City of West Fargo, 3.000%, 5/1/2023, Call 5/1/2017	185,000	164,095
County of Burleigh, 4.500%, 7/1/2032, Call 7/1/2022	50,000	45,940
North Dakota Housing Finance Agency, 4.125%, 1/1/2026, Call 1/1/2021	1,150,000	1,147,194
North Dakota Public Finance Authority, 4.000%, 6/1/2022	2,345,000	2,477,774
North Dakota Public Finance Authority, 4.000%, 6/1/2023	2,440,000	2,554,216
North Dakota Public Finance Authority, 4.000%, 6/1/2024, Call 6/1/2023	2,440,000	2,517,446
North Dakota Public Finance Authority, 4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,164,373
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	1,905,000	1,990,916
Williston Parks & Recreation District, 4.500%, 3/1/2020	1,455,000	1,572,128
Williston Parks & Recreation District, 4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,574,869
Williston Parks & Recreation District, 4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,663,937

		27,671,332

Ohio — 2.1%
Adams County/Ohio Valley Local School District, 0.000%, 12/1/2016	1,385,000	1,294,809
Brookfield Local School District, AGM, 5.000%, 1/15/2030, Call 1/15/2018	400,000	413,576
City of Cleveland, 5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,487,179
City of Cleveland, AGC, 5.000%, 10/1/2017	425,000	479,948
City of Cleveland, AGM, 5.000%, 1/1/2030, Call 1/1/2022	1,000,000	994,410
City of Cleveland, AGM, 5.000%, 1/1/2031, Call 1/1/2022	1,000,000	984,000
City of Middleburg Heights, 5.125%, 8/1/2031, Call 8/1/2021	1,000,000	965,300
County of Franklin, 5.000%, 11/1/2023, Call 11/1/2019	300,000	320,598
County of Hamilton, AGM, 4.000%, 6/1/2014	685,000	697,727
County of Lorain, AMBAC, 0.377%, 10/1/2030 (3)(14)	2,450,000	2,243,710
County of Lorain, AMBAC, 0.383%, 10/1/2030 (3)(14)	500,000	466,824
County of Lucas, 5.000%, 11/15/2022, Call 11/15/2021	600,000	660,912
County of Summit, 5.250%, 12/1/2017, Call 12/1/2013	1,000,000	1,012,030
Delaware City School District, 5.250%, 12/1/2038, Call 6/1/2023	1,240,000	1,265,495
New Albany Community Authority, 4.000%, 10/1/2019	900,000	955,260

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
New Albany Community Authority, 4.000%, 10/1/2020	$ 590,000	$ 618,886
New Albany Community Authority, 5.000%, 10/1/2022	1,000,000	1,100,190
New Albany Community Authority, 5.000%, 10/1/2023, Call 10/1/2022	1,105,000	1,204,152
Ohio Higher Educational Facility Commission, 4.000%, 12/1/2020	1,050,000	1,088,714
Ohio Higher Educational Facility Commission, 4.000%, 12/1/2021	795,000	810,065
Ohio Higher Educational Facility Commission, 4.000%, 12/1/2022	845,000	848,853
Ohio State Turnpike Commission, 0.000%, 2/15/2036	2,500,000	619,975
Ohio State Turnpike Commission, 5.250%, 2/15/2033, Call 2/15/2023	1,330,000	1,361,787
Ohio State Water Development Authority, 5.000%, 6/1/2022	1,100,000	1,274,383
Richland County, AGC, 6.000%, 12/1/2028, Call 12/1/2018	250,000	271,190
State of Ohio, 4.000%, 1/15/2015	500,000	519,945

		24,959,918

Oklahoma — 0.8%
Cleveland County Independent School District No. 2 Moore, 1.500%, 5/1/2015	2,915,000	2,920,684
Cleveland County Justice Authority, 5.750%, 3/1/2029, Call 3/1/2015	385,000	396,639
Delaware County Justice Authority, 3.750%, 9/1/2029, Call 9/1/2017	2,900,000	2,709,731
Delaware County Justice Authority, 4.000%, 9/1/2018	415,000	443,623
Delaware County Justice Authority, 4.000%, 9/1/2019	740,000	784,037
Delaware County Justice Authority, 4.000%, 9/1/2020	700,000	731,248
Delaware County Justice Authority, 4.000%, 9/1/2021	805,000	829,440
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	525,000	557,818
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	105,000	110,171

		9,483,391

Oregon — 1.2%
Astoria Hospital Facilities Authority, 3.000%, 8/1/2014	735,000	742,747
Astoria Hospital Facilities Authority, 3.000%, 8/1/2015	760,000	766,878
City of Tigard, 5.000%, 8/1/2029, Call 8/1/2022	690,000	717,110
City of Woodburn, 0.000%, 3/1/2020	1,380,000	1,105,311
City of Woodburn, 0.000%, 3/1/2021	1,215,000	923,971
Clackamas & Washington Counties School District No. 3, NATL-RE FGIC School Bond Guarantee, 0.000%, 6/15/2023	2,000,000	1,412,320
Clackamas County School District No. 115, NATL-RE, 0.000%, 6/15/2027, Call 6/15/2016	350,000	194,632

Description	Principal Amount	Value
Municipals (continued)

Oregon (continued)
County of Gilliam, 2.000%, 9/2/2014 (3)	$1,000,000	$ 1,009,840
Klamath County School District, School Bond Gty, 4.000%, 6/15/2032, Call 6/15/2023	1,100,000	1,004,586
Klamath County School District, School Bond Gty, 4.000%, 6/15/2033, Call 6/15/2023	865,000	781,311
Klamath Falls Intercommunity Hospital Authority, 5.000%, 9/1/2022	255,000	269,946
Port of Portland, 5.500%, 7/1/2031, Call 7/1/2021	3,000,000	3,197,820
Salem-Keizer School District No. 24J, School Bond Guarantee, 0.000%, 6/15/2017	500,000	471,315
State of Oregon Housing & Community Services Department, 4.750%, 7/1/2036, Call 7/1/2016 (7)	750,000	723,607
Tri-County Metropolitan Transportation District, 5.000%, 9/1/2037, Call 9/1/2022	1,090,000	1,116,956

		14,438,350

Pennsylvania — 2.7%
Allegheny County Hospital Development Authority, 5.375%, 8/15/2029, Call 8/15/2019	215,000	225,969
Berks County Municipal Authority, 0.760%, 5/1/2037, Call 9/3/2013 (3)	1,935,000	1,935,000
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021	500,000	507,435
Chester County Industrial Development Authority, 1.600%, 2/1/2015, Call 8/1/2014	2,000,000	2,009,880
City of Philadelphia, AGC, 5.250%, 8/1/2019, Call 8/1/2014	400,000	409,996
City of Pittsburgh, 4.000%, 9/1/2016	415,000	444,834
City of Pittsburgh, 4.000%, 9/1/2017	550,000	591,316
City of Pittsburgh, 4.000%, 9/1/2021	750,000	771,713
City of Pittsburgh, AGM, 5.250%, 9/1/2018, Call 9/1/2016	250,000	273,535
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	4,525,000	4,513,733
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	1,996,420
Kiski Area School District, AGM State Aid Withholding, 4.000%, 3/1/2021	1,450,000	1,481,073
Lehigh County General Purpose Authority, 4.000%, 11/1/2019	555,000	578,349
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	1,500,000	1,589,730
Pennsylvania Economic Development Financing Authority, 1.750%, 12/1/2015 (3)	1,400,000	1,400,910
Pennsylvania Economic Development Financing Authority, 5.000%, 1/1/2023, Call 1/1/2016	3,200,000	3,443,936

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Pennsylvania Turnpike Commission, 0.000%, 12/1/2034, Call 12/1/2020 (13)	$ 365,000	$ 334,745
Pennsylvania Turnpike Commission, 4.000%, 12/1/2023, Call 12/1/2019	200,000	199,658
Pennsylvania Turnpike Commission, 5.000%, 6/1/2021, Call 6/1/2019	715,000	772,994
Pennsylvania Turnpike Commission, 6.000%, 12/1/2036, Call 12/1/2020	975,000	1,046,984
St. Mary Hospital Authority, 5.000%, 11/15/2017, Call 11/15/2014	1,025,000	1,066,420
St. Mary Hospital Authority, 5.250%, 11/15/2016, Call 11/15/2014	250,000	262,183
State Public School Building Authority, AGM, 3.000%, 10/15/2015	500,000	518,385
Tioga County Industrial Development Authority, 3.000%, 3/1/2014	1,000,000	1,008,500
Westmoreland County Industrial Development Authority, 0.760%, 1/1/2036, Call 9/3/2013 (3)	5,410,000	5,410,000

		32,793,698

Puerto Rico — 0.3%
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.000%, 9/15/2016, Call 3/15/2014	100,000	102,563
Puerto Rico Industrial Tourist Educational Medical & Environment Control Facilities Financing Authority, 5.000%, 4/1/2016	1,255,000	1,292,475
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2014	300,000	306,576
Puerto Rico Infrastructure Financing Authority, AMBAC, 5.500%, 7/1/2015	1,915,000	1,970,669
Puerto Rico Infrastructure Financing Authority, BHAC, 5.500%, 7/1/2021	275,000	307,546

		3,979,829

Rhode Island — 0.7%
City of Woonsocket, AMBAC, 5.000%, 3/1/2014	500,000	501,285
Rhode Island Housing & Mortgage Finance Corp., 4.000%, 10/1/2040, Call 10/1/2021	1,920,000	2,007,571
Rhode Island Student Loan Authority, 3.250%, 12/1/2022, Call 12/1/2020 (7)	2,490,000	2,185,448
Rhode Island Student Loan Authority, 3.375%, 12/1/2023, Call 12/1/2020 (7)	1,500,000	1,302,585
Rhode Island Student Loan Authority, 3.950%, 12/1/2017	250,000	267,503
Rhode Island Student Loan Authority, 4.200%, 12/1/2018, Call 12/1/2017	600,000	630,882
Rhode Island Student Loan Authority, 4.250%, 12/1/2020, Call 12/1/2017	500,000	510,675

Description	Principal Amount	Value
Municipals (continued)

Rhode Island (continued)
Rhode Island Student Loan Authority, 4.500%, 12/1/2021, Call 12/1/2017	$1,000,000	$1,017,310

		8,423,259

South Carolina — 2.2%
City of Rock Hill, 5.000%, 4/1/2033, Call 4/1/2023	2,875,000	2,892,279
City of Rock Hill, AGM, 3.000%, 1/1/2022	730,000	708,450
City of Rock Hill, AGM, 3.500%, 1/1/2025, Call 1/1/2022	895,000	867,237
City of Rock Hill, AGM, 5.250%, 1/1/2026, Call 1/1/2022	730,000	808,723
City of Rock Hill, AGM, 5.250%, 1/1/2028, Call 1/1/2022	475,000	519,465
County of Dorchester, 5.000%, 10/1/2022	480,000	550,406
County of Dorchester, 5.000%, 10/1/2026, Call 10/1/2022	400,000	438,140
County of Florence, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,115,620
County of Florence, 5.000%, 11/1/2030, Call 11/1/2020	500,000	513,890
County of Laurens, 3.000%, 1/1/2020	645,000	636,557
County of Laurens, 3.500%, 1/1/2021	660,000	662,521
County of Laurens, 3.500%, 1/1/2022	685,000	676,205
Laurens County Water & Sewer Commission, 5.000%, 3/1/2029, Call 3/1/2017	415,000	430,716
Laurens County Water & Sewer Commission, 5.000%, 3/1/2032, Call 3/1/2017	1,000,000	1,030,620
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2013	140,000	140,277
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	625,000	642,494
Piedmont Municipal Power Agency, AGM, 5.000%, 1/1/2030, Call 7/1/2021	450,000	465,871
Piedmont Municipal Power Agency, AGM, 5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,074,760
Scago Educational Facilities Corp. for Pickens School District, AGM, 5.000%, 12/1/2020, Call 12/1/2016	300,000	325,035
South Carolina Jobs-Economic Development Authority, 4.000%, 7/1/2021	250,000	249,490
South Carolina Jobs-Economic Development Authority, 5.000%, 7/1/2022	1,735,000	1,827,198
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	295,000	313,508
South Carolina State Housing Finance & Development Authority, AGM, 5.500%, 7/1/2037, Call 7/1/2016 (7)	1,030,000	1,094,972
South Carolina State Public Service Authority, 5.500%, 1/1/2038, Call 1/1/2019	1,000,000	1,045,830
South Carolina State Public Service Authority, NATL-RE FGIC, 4.750%, 1/1/2023, Call 7/1/2015	1,000,000	1,056,140

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

South Carolina (continued)
South Carolina Transportation Infrastructure Bank, AMBAC, 5.250%, 10/1/2020	$ 250,000	$ 290,613
Spartanburg Sanitation Sewer District, 5.000%, 3/1/2030, Call 3/1/2023	1,000,000	1,028,150
Spartanburg Sanitation Sewer District, 5.000%, 3/1/2031, Call 3/1/2023	1,000,000	1,020,450
Spartanburg Sanitation Sewer District, 5.000%, 3/1/2038, Call 3/1/2023	1,700,000	1,721,777
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	913,563
Trustees of the South Carolina Heritage Trust, XLCA, 4.000%, 8/1/2015	250,000	260,158

		26,321,115

South Dakota — 0.9%
City of Rapid City, 5.500%, 12/1/2022, Call 12/1/2019	225,000	237,229
City of Rapid City, 6.750%, 12/1/2031, Call 12/1/2019	500,000	535,025
City of Rapid City, 7.000%, 12/1/2035, Call 12/1/2019	750,000	808,237
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2018	500,000	527,625
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2020	900,000	936,666
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,109,981
South Dakota Health & Educational Facilities Authority, 4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,018,839
South Dakota Health & Educational Facilities Authority, 5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,065,260
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,021,915
South Dakota Housing Development Authority, 3.750%, 5/1/2018	500,000	527,745
South Dakota Housing Development Authority, 4.600%, 11/1/2022, Call 5/1/2014 (7)	3,070,000	3,098,735

		10,887,257

Tennessee — 1.0%
Franklin Public Building Authority, 0.470%, 6/1/2037, Call 9/3/2013 (3)	3,000,000	3,000,000
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	435,000	481,593
Tennessee Energy Acquisition Corp., 5.250%, 9/1/2021	3,805,000	4,097,833
Tennessee Energy Acquisition Corp., 5.250%, 9/1/2022	150,000	161,923
Tennessee Housing Development Agency, 3.600%, 1/1/2031, Call 1/1/2023	1,415,000	1,246,290
Tennessee Housing Development Agency, 4.000%, 7/1/2025, Call 1/1/2021	950,000	937,621

Description	Principal Amount	Value
Municipals (continued)

Tennessee (continued)
Tennessee Housing Development Agency, 4.500%, 7/1/2028, Call 1/1/2020	$ 655,000	$ 691,385
Tennessee Housing Development Agency, 4.750%, 7/1/2027, Call 1/1/2017 (7)	220,000	220,053
Tennessee Housing Development Agency, 5.000%, 7/1/2023, Call 7/1/2017 (7)	425,000	440,053
Tennessee Housing Development Agency, 5.000%, 1/1/2027, Call 7/1/2019	710,000	750,875

		12,027,626

Texas — 5.8%
Brazos River Authority, FGIC, 4.250%, 3/1/2014, Call 3/1/2014 (3)	1,160,000	1,176,449
Brazos River Authority, FGIC, 4.250%, 12/1/2017, Call 6/1/2014 (3)	290,000	295,768
Capital Area Cultural Education Facilities Finance Corp., 5.000%, 4/1/2019	1,000,000	1,082,680
Capital Area Cultural Education Facilities Finance Corp., 5.250%, 4/1/2021, Call 4/1/2020	400,000	429,352
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	527,480
Central Texas Regional Mobility Authority, NATL-RE FGIC, 0.000%, 1/1/2019, Call 1/1/2017 (13)	200,000	217,996
City of Arlington, NATL-RE, 5.000%, 8/15/2034, Call 8/15/2015	995,000	1,039,596
City of Galveston, 4.250%, 5/1/2014	290,000	297,302
City of Galveston, 4.625%, 2/1/2024, Call 2/1/2021	1,255,000	1,249,315
City of Houston, 5.000%, 9/1/2033, Call 9/30/2013	2,855,000	2,858,455
City of Houston, AMBAC, 0.000%, 9/1/2019	400,000	322,852
City of San Marcos, 4.500%, 11/1/2028, Call 11/1/2022	600,000	566,520
City of San Marcos, 5.000%, 11/1/2033, Call 11/1/2022	1,215,000	1,141,177
Comal Independent School District, NATL-RE PSF, 5.000%, 2/1/2033, Call 2/1/2014	470,000	479,198
Conroe Independent School District, PSF, 5.000%, 2/15/2034, Call 2/15/2021	500,000	519,180
Conroe Independent School District, PSF, 5.000%, 2/15/2035, Call 2/15/2021	750,000	775,875
County of Bowie, AGM, 4.000%, 8/1/2021, Call 8/1/2016	1,275,000	1,349,944
County of Bowie, AGM, 4.000%, 8/1/2024, Call 8/1/2016	1,315,000	1,383,525
County of El Paso, 5.000%, 2/15/2026, Call 2/15/2017	1,000,000	1,057,240
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	4,000,000	4,396,120
Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2034, Call 2/15/2021	675,000	717,626

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2035, Call 2/15/2021	$ 500,000	$ 530,255
Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2036, Call 2/15/2021	755,000	799,190
Dallas County Utility & Reclamation District, AMBAC, 5.100%, 2/15/2020, Call 2/15/2017	350,000	372,932
Dallas/Fort Worth International Airport, 5.000%, 11/1/2032, Call 11/1/2020	5,000,000	4,969,200
Dallas/Fort Worth International Airport, 5.000%, 11/1/2033, Call 11/1/2022 (7)	3,000,000	2,802,090
Dallas/Fort Worth International Airport, 5.000%, 11/1/2033, Call 11/1/2023	2,000,000	1,979,820
Dallas/Fort Worth International Airport, NATL-RE, 5.500%, 11/1/2020, Call 11/1/2013 (7)	200,000	201,214
Denver City Independent School District, PSF, 5.000%, 2/15/2032, Call 8/15/2016	1,000,000	1,028,610
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	1,840,000	2,047,147
Georgetown Independent School District, PSF, 5.000%, 8/15/2025, Call 8/15/2020	645,000	707,926
Grand Parkway Transportation Corp., 0.000%, 10/1/2030, Call 10/1/2028 (13)	1,000,000	581,910
Grand Parkway Transportation Corp., 0.000%, 10/1/2032, Call 10/1/2028 (13)	500,000	284,940
Gulf Coast Waste Disposal Authority, AGM, 5.000%, 10/1/2029, Call 10/1/2022	1,430,000	1,462,404
Gulf Coast Waste Disposal Authority, AGM, 5.000%, 10/1/2030, Call 10/1/2022	1,505,000	1,524,670
Harris County Cultural Education Facilities Finance Corp., 0.810%, 6/1/2020 (3)	2,000,000	1,989,100
Harris County Cultural Education Facilities Finance Corp., 0.890%, 6/1/2021 (3)	2,400,000	2,381,976
Harris County Cultural Education Facilities Finance Corp., 5.250%, 10/1/2029, Call 10/1/2019	1,550,000	1,662,995
Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	5,782,102
Harris County Municipal Utility District No. 374, AGM, 5.000%, 9/1/2036, Call 9/1/2019	550,000	547,019
La Vernia Higher Education Finance Corp., 4.375%, 8/15/2015	200,000	203,900
La Vernia Higher Education Finance Corp., 4.750%, 8/15/2016	180,000	183,209

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2017	$ 150,000	$ 154,701
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2018	150,000	154,967
Little Elm Independent School District, PSF, 5.000%, 8/15/2020, Call 8/15/2016	1,145,000	1,243,424
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	550,000	595,512
Midland Independent School District, PSF, 5.000%, 2/15/2031, Call 2/15/2016	1,405,000	1,474,463
Midland Independent School District, PSF, 5.000%, 2/15/2032, Call 2/15/2016	1,050,000	1,099,885
Nacogdoches County Hospital District, AGM, 2.000%, 5/15/2017	485,000	484,481
Nacogdoches County Hospital District, AGM, 3.000%, 5/15/2018	495,000	507,434
Nacogdoches County Hospital District, AGM, 3.000%, 5/15/2019	510,000	513,448
North Texas Tollway Authority, 5.750%, 1/1/2038, Call 1/1/2018	575,000	591,756
North Texas Tollway Authority, 6.125%, 1/1/2031, Call 1/1/2016	400,000	420,096
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,817,581
Red River Authority, NATL-RE, 4.450%, 6/1/2020	150,000	156,285
Sabine River Authority, MBIA, 4.950%, 3/1/2018	345,000	370,206
San Antonio Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	500,960
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2021	2,000,000	2,103,620
Texas Public Finance Authority, 5.000%, 7/1/2019, Call 7/1/2014	1,600,000	1,660,752
Texas State Turnpike Authority, AMBAC, 0.000%, 8/15/2031, Call 9/30/2013	1,000,000	337,240
University of Houston, AMBAC, 5.000%, 2/15/2022, Call 2/15/2015	500,000	525,425
Upper Trinity Regional Water District, AGM, 4.000%, 8/1/2020	200,000	209,080
Upper Trinity Regional Water District, AGM, 4.000%, 8/1/2021	170,000	174,638

		69,022,213

Utah — 1.2%
Central Utah Water Conservancy District, 5.000%, 10/1/2026, Call 10/1/2019	850,000	920,635
Central Utah Water Conservancy District, 5.000%, 10/1/2028, Call 10/1/2019	1,000,000	1,070,660
City of Draper, 5.000%, 5/1/2032, Call 5/1/2022	325,000	338,179
City of Eagle Mountain City, AGM, 2.000%, 6/1/2014	565,000	569,396
City of Riverton, 5.250%, 12/1/2034, Call 6/1/2023	1,455,000	1,500,774
City of Riverton, 5.250%, 12/1/2036, Call 6/1/2023	2,150,000	2,202,546

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Utah (continued)
Utah Housing Corp., 5.250%, 7/1/2028, Call 1/1/2017 (7)	$ 525,000	$ 529,762
Utah Housing Corp., 5.800%, 7/1/2028, Call 1/1/2017 (7)	1,165,000	1,185,912
Utah Housing Corp., GNMA, 3.450%, 7/1/2021	720,000	711,216
Utah Infrastructure Agency, AGM, 5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,011,060
Utah Infrastructure Agency, AGM, 5.500%, 10/15/2030, Call 10/15/2021	1,300,000	1,367,613
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	1,455,000	1,702,466
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	1,030,000	1,040,732

		14,150,951

Vermont — 0.4%
Vermont Economic Development Authority, 0.760%, 5/1/2029, Call 9/3/2013 (3)	2,900,000	2,900,000
Vermont Housing Finance Agency, 4.000%, 11/1/2043, Call 5/1/2023	2,000,000	2,077,660

		4,977,660

Virginia — 1.4%
County of Pittsylvania, 3.000%, 7/15/2017, Call 1/15/2014	1,825,000	1,835,786
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	550,000	575,701
Louisa Industrial Development Authority, 5.375%, 12/2/2013 (3)	400,000	404,748
Roanoke Economic Development Authority, 0.100%, 7/1/2036, Call 9/1/2013 (3)	10,000,000	10,000,000
Virginia College Building Authority, 5.000%, 3/1/2023, Call 3/1/2020	745,000	816,609
Virginia College Building Authority, 5.000%, 3/1/2024, Call 3/1/2020	1,755,000	1,909,809
Virginia Resources Authority, 0.000%, 11/1/2029, Call 11/1/2016	1,000,000	480,510
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,047,780

		17,070,943

Washington — 1.0%
Chelan County Public Utility District No. 1, NATL-RE, 0.000%, 6/1/2024	210,000	134,814
Grays Harbor County Public Utility District No. 1, AGM, 5.250%, 7/1/2019, Call 7/1/2015	425,000	448,957
King County Housing Authority, 5.200%, 5/1/2028, Call 11/1/2018	460,000	482,775
King County Housing Authority, 5.500%, 12/1/2028, Call 12/1/2018	500,000	519,285
King County Public Hospital District No. 4, 7.250%, 12/1/2038, Call 12/1/2014	100,000	101,912

Description	Principal Amount	Value
Municipals (continued)

Washington (continued)
Mason & Kitsap Counties School District No. 403 North Mason, School Bond Gty, 5.000%, 12/1/2035, Call 12/1/2023	$2,025,000	$ 2,026,458
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	1,060,000	1,131,508
State of Washington, 4.000%, 7/1/2018	1,495,000	1,647,684
State of Washington, 4.100%, 7/1/2022, Call 1/1/2019	440,000	456,817
Washington Health Care Facilities Authority, 0.000%, 12/1/2017 (5)(6)	840,000	724,105
Washington Health Care Facilities Authority, 5.000%, 2/1/2023, Call 2/1/2021	1,000,000	1,086,880
Washington Health Care Facilities Authority, FHA, 6.250%, 8/1/2028, Call 8/1/2018	400,000	438,032
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 2.550%, 6/1/2020 (7)	400,000	377,220
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.050%, 6/1/2022 (7)	750,000	694,500
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.050%, 12/1/2022 (7)	200,000	184,588
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.150%, 6/1/2023, Call 12/1/2022 (7)	330,000	302,161
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.150%, 12/1/2023, Call 12/1/2022 (7)	150,000	136,897
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.300%, 6/1/2024, Call 12/1/2022 (7)	350,000	319,529
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.300%, 12/1/2024, Call 12/1/2022 (7)	250,000	227,565
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 3.450%, 6/1/2025, Call 12/1/2022 (7)	845,000	765,232

		12,206,919

West Virginia — 0.5%
City of Princeton, 4.000%, 5/1/2016	715,000	736,421
City of Princeton, 5.000%, 5/1/2017	875,000	950,302
West Virginia Economic Development Authority, 5.375%, 12/1/2038, Call 12/1/2020 (3)	1,340,000	1,357,916
West Virginia Hospital Finance Authority, AMBAC, 5.000%, 6/1/2019, Call 6/1/2016	1,565,000	1,665,755
West Virginia Housing Development Fund, 3.400%, 11/1/2021, Call 11/1/2020	400,000	398,576

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

West Virginia(continued)
West Virginia State Hospital Finance Authority, AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	$ 600,000	$ 644,562

		5,753,532

Wisconsin — 2.6%
Central Brown County Water Authority, AMBAC, 5.000%, 12/1/2023, Call 12/1/2015	515,000	532,258
County of La Crosse, XLCA, 4.500%, 10/1/2015 (7)	235,000	247,011
County of Milwaukee, 5.000%, 12/1/2020, Call 12/1/2019	100,000	112,023
Ladysmith-Hawkins School District, NATL-RE FGIC, 5.500%, 4/1/2020, Call 4/1/2016	1,105,000	1,227,368
Monroe Redevelopment Authority, 5.500%, 2/15/2029, Call 2/15/2019	500,000	509,150
Northern Ozaukee School District, AGM, 3.350%, 3/1/2015, Call 9/30/2013	405,000	405,624
State of Wisconsin, 5.750%, 5/1/2029, Call 5/1/2019	860,000	941,829
State of Wisconsin, 6.000%, 5/1/2033, Call 5/1/2019	1,415,000	1,538,232
State of Wisconsin, 6.000%, 5/1/2036, Call 5/1/2019	1,885,000	2,036,384
Wisconsin Center District, AGM, 5.250%, 12/15/2023	205,000	224,168
Wisconsin Center District, AGM, 5.250%, 12/15/2027	1,520,000	1,593,826
Wisconsin Health & Educational Facilities Authority, 3.750%, 10/1/2017	255,000	272,883
Wisconsin Health & Educational Facilities Authority, 4.200%, 8/15/2018	1,000,000	1,089,780
Wisconsin Health & Educational Facilities Authority, 4.750%, 10/15/2029, Call 10/15/2021	605,000	586,420
Wisconsin Health & Educational Facilities Authority, 5.000%, 4/15/2016	1,000,000	1,082,580
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2018	1,000,000	1,097,520
Wisconsin Health & Educational Facilities Authority, 5.000%, 6/1/2019	2,860,000	3,196,136
Wisconsin Health & Educational Facilities Authority, 5.000%, 6/1/2019	1,035,000	1,088,271
Wisconsin Health & Educational Facilities Authority, 5.000%, 7/1/2019	990,000	1,110,176
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2019	250,000	278,040
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2019	955,000	1,046,279

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2020	$1,060,000	$ 1,152,485
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2021	1,160,000	1,244,784
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2028, Call 8/15/2023	2,000,000	1,950,620
Wisconsin Health & Educational Facilities Authority, 5.250%, 8/15/2018, Call 8/15/2016	500,000	529,585
Wisconsin Health & Educational Facilities Authority, 5.250%, 4/1/2023, Call 4/1/2018	365,000	380,936
Wisconsin Health & Educational Facilities Authority, 5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,789,548
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,770,000	3,751,150

		31,015,066

Wyoming — 0.2%
County of Laramie, 5.000%, 5/1/2027, Call 5/1/2021	1,000,000	1,016,470
Wyoming Community Development Authority, 3.250%, 6/1/2020	550,000	531,575
Wyoming Municipal Power Agency, Inc., 5.500%, 1/1/2028, Call 1/1/2018	500,000	527,640

		2,075,685

Total Municipals (identified cost $1,175,433,868)		1,161,939,349

Mutual Funds — 0.5%
BlackRock Long-Term Municipal Advantage Trust, 7.390%	46,500	468,255
BlackRock Muni Intermediate Duration Fund, Inc. 6.210%	150,000	2,073,000
BlackRock Municipal Bond Trust, 6.980%	31,200	420,888
BlackRock Municipal Income Quality Trust, 7.430%	40,000	503,600
BlackRock MuniHoldings Quality Fund, Inc., 6.960%	130,000	1,511,900
BlackRock MuniYield Quality Fund, Inc., 7.140%	70,000	940,800
Eaton Vance Municipal Income Term Trust, 6.120%	35,000	486,500

Total Mutual Funds (identified cost $6,871,085)		6,404,943

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund (continued)

Description	Shares	Value
Short-Term Investments — 2.1%

Mutual Funds — 2.1%
BMO Tax-Free Money Market Fund, Class I, 0.069% (10)	25,028,602	$ 25,028,602

Total Short-Term Investments (identified cost $25,028,602)		25,028,602

Total Investments — 99.7% (identified cost $1,207,333,555)		1,193,372,894
Other Assets and Liabilities — 0.3%		3,638,772

Total Net Assets — 100.0%		$1,197,011,666

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.7%

Automobiles — 0.8%
CPS Auto Receivables Trust, Class A, (Series 2012-A), 2.780%, 6/17/2019 (5)(6)	$ 713,897	$ 725,492
CPS Auto Receivables Trust, Class A, (Series 2012-D), 1.480%, 3/16/2020 (5)(6)	704,289	704,363

		1,429,855

Federal Home Loan Mortgage Corporation — 0.3%
0.444%, 8/25/2031, (Series T-32) (3)	421,699	413,300

Other Financial — 0.6%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.424%, 4/25/2037 (3)(5)(6)	1,815,448	1,086,733

Total Asset-Backed Securities (identified cost $3,668,501)		2,929,888

Collateralized Mortgage Obligations — 17.1%

Federal Home Loan Mortgage Corporation — 4.0%
0.484%, 1/15/2036, (Series 3102) (3)	2,618,558	2,630,679
0.534%, 6/15/2025, (Series 2993) (3)	2,217,208	2,227,254
0.584%, 10/15/2027, (Series 3780) (3)	1,911,000	1,917,948
5.000%, 5/15/2033, (Series 2791)	189,183	197,372

		6,973,253

Federal National Mortgage Association — 4.7%
0.434%, 7/25/2035, (Series 2005-66) (3)	2,151,072	2,160,935
0.584%, 4/25/2034, (Series 2004-25) (3)	604,001	608,632
1.250%, 6/25/2043, (Series 2013-52)	944,786	900,774
1.500%, 5/25/2043, (Series 2013-42)	2,324,283	2,219,504
1.500%, 5/25/2043, (Series 2013-60)	1,423,438	1,326,012
1.500%, 6/25/2043, (Series 2013-54)	951,067	919,118

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Federal National Mortgage Association (continued)
4.000%, 10/25/2032, (Series 2003-28)	$ 40,986	$ 42,235

		8,177,210

Private Sponsor — 8.4%
American Home Mortgage Investment Trust, Class 4A1, (Series 2005-2), 1.897%, 9/25/2045 (3)	835,810	772,488
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	1,241,033	1,271,641
Chase Mortgage Finance Trust, Class 7A1, (Series 2007-A2), 5.298%, 7/25/2037 (3)	1,247,174	1,158,020
Chase Mortgage Finance Trust, Class A3, (Series 2006-S4), 6.000%, 12/25/2036	628,146	615,750
Chase Mortgage Finance Trust., Class A1, (Series 2005-S2), 5.500%, 10/25/2035	1,799,411	1,807,538
Chaseflex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	429,048	430,721
Citicorp Mortgage Securities Trust, Class 1A2, (Series 2006-4), 6.000%, 8/25/2036	547,154	553,892
GSR Mortgage Loan Trust, Class 2A4, (Series 2007-1F), 5.500%, 1/25/2037	503,140	494,315
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.668%, 10/15/2054 (3)(5)(6)	1,250,000	1,256,235
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	363,506	370,710
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.581%, 11/25/2034 (3)	1,894,691	1,880,140
Springleaf Mortgage Loan Trust, Class A, (Series 2012-2A), 2.220%, 10/25/2057 (3)(5)(6)	1,135,039	1,152,674
Structured Asset Securities Corp., Class 2A2, (Series 2003-21), 5.250%, 8/25/2033	967,309	992,207
Wells Fargo Mortgage Backed Securities Trust, Class 1A1, (Series 2006-AR18), 5.516%, 11/25/2036 (3)	344,696	330,996
Wells Fargo Mortgage Backed Securities Trust, Class A1, (Series 2006-AR19), 5.396%, 12/25/2036 (3)	751,761	725,523
Wells Fargo Mortgage Backed Securities Trust, Class A1, (Series 2007-15), 6.000%, 11/25/2037	985,362	963,232

		14,776,082
Total Collateralized Mortgage Obligations (identified cost $29,894,552)		29,926,545

Commercial Mortgage Securities — 8.6%

Private Sponsor — 8.6%
Banc of America Commercial Mortgage Trust, Class A3, (Series 2006-6), 5.369%, 10/10/2045	1,000,000	1,023,814

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Government Income Fund (continued)

Description	Principal Amount	Value
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Bear Stearns Commercial Mortgage Securities Trust, Class A4, (Series 2007-PW17), 5.694%, 6/11/2050 (3)	$1,307,000	$ 1,465,650
Commercial Mortgage Pass-Through Certificates, Class AM, (Series 2012-CR4), 3.251%, 10/15/2045	1,500,000	1,410,374
GS Mortgage Securities Corp. II, Class AAB, (Series 2007-GG10), 5.995%, 8/10/2045 (3)	282,332	294,095
JP Morgan Chase Commercial Mortgage Securities Trust, Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,500,000	1,534,086
Morgan Stanley Bank of America Merrill Lynch Trust, Class A2, (Series 2013-C7), 1.863%, 2/15/2046	1,750,000	1,721,755
Morgan Stanley Bank of America Merrill Lynch Trust, Class A4, (Series 2013-C7), 2.918%, 2/15/2046	1,000,000	929,316
Morgan Stanley Capital I Trust, Class A4, (Series 2007-IQ15), 6.090%, 6/11/2049 (3)	1,500,000	1,675,279
Wachovia Bank Commercial Mortgage Trust, Class A5, (Series 2007-C30), 5.342%, 12/15/2043	2,000,000	2,203,784
Wachovia Bank Commercial Mortgage Trust, Class AM, (Series 2007-C33), 6.123%, 2/15/2051 (3)	1,500,000	1,628,241
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C16), 4.692%, 10/15/2041	146,914	148,164
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C18), 4.807%, 4/15/2042	913,854	937,085

Total Commercial Mortgage Securities (identified cost $15,496,367)		14,971,643

U.S. Government & U.S. Government Agency Obligations — 1.1%

Financing Corporation — 1.1%
0.000%, 12/27/2018	2,210,000	1,994,821

Total U.S. Government & U.S. Government Agency Obligations (identified cost $2,067,150)		1,994,821

U.S. Government Agency-Mortgage Securities — 84.9%

Federal Home Loan Mortgage Corporation — 18.7%
3.000%, 11/1/2042	3,075,759	2,947,315
3.000%, 12/1/2042	1,922,868	1,842,569
3.000%, 4/1/2043 (1)	1,979,249	1,896,595
3.500%, 4/1/2042	136,902	136,675
3.500%, 5/1/2042	411,251	411,847
3.500%, 12/1/2042 (1)	1,983,651	1,979,616
4.000%, 4/1/2026	2,398,976	2,530,044
4.000%, 10/1/2031 (1)	3,397,089	3,538,241

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
4.000%, 12/1/2040	$ 776,014	$ 801,538
4.500%, 9/1/2031	1,022,499	1,100,012
4.500%, 3/1/2039	1,341,443	1,418,380
4.500%, 5/1/2039 (1)	2,807,247	2,955,136
4.500%, 2/1/2040	662,680	698,238
4.500%, 7/1/2040	70,386	74,602
4.500%, 11/1/2040	1,714,674	1,813,645
4.500%, 2/1/2041 (1)	2,486,872	2,628,994
5.000%, 12/1/2022	484,405	522,778
5.000%, 12/1/2035	220,663	236,166
5.000%, 2/1/2038	92,797	99,178
5.000%, 3/1/2038	867,078	926,711
5.000%, 11/1/2038	77,226	82,537
5.000%, 1/1/2040	618,025	674,450
5.500%, 11/1/2018	565,042	600,700
5.500%, 10/1/2021	495,826	536,355
5.500%, 7/1/2035	115,171	125,171
6.000%, 8/1/2036	107,229	116,787
6.000%, 12/1/2036	139,752	152,209
6.000%, 6/1/2037	617,856	672,607
6.000%, 11/1/2037	533,869	581,178
6.000%, 12/1/2037	129,750	141,248
6.500%, 9/1/2016	27,120	28,746
7.500%, 4/1/2024	93,289	108,041
7.500%, 4/1/2027	41,191	48,331
8.000%, 8/1/2030	53,433	64,137
8.500%, 9/1/2024	47,486	56,608
9.000%, 6/1/2019	39,007	42,474
9.500%, 2/1/2025	31,255	32,305

		32,622,164

Federal National Mortgage Association — 63.8%
2.500%, 11/1/2027	2,060,685	2,050,890
2.500%, 4/1/2028 (1)	3,847,170	3,828,869
2.500%, 4/1/2028 (1)	3,886,163	3,861,595
3.000%, 12/1/2027 (1)	1,844,043	1,894,129
3.000%, 10/15/2028 (4)	3,000,000	3,063,750
3.000%, 8/1/2032	379,341	375,389
3.000%, 9/1/2032	2,843,996	2,823,986
3.000%, 10/15/2042 (4)	23,000,000	22,005,434
3.000%, 12/1/2042	2,521,957	2,422,484
3.000%, 2/1/2043	531,318	510,361
3.009%, 8/1/2041 (3)	959,857	999,727
3.039%, 3/1/2041 (3)	1,014,537	1,056,561
3.105%, 5/1/2041 (3)	1,047,147	1,086,202
3.228%, 7/1/2041 (1)(3)	2,205,228	2,284,826
3.500%, 7/1/2032	849,341	868,437
3.500%, 10/15/2041 (4)	14,000,000	13,962,816
3.500%, 4/1/2042	974,419	975,566
3.500%, 5/1/2042 (1)	1,899,826	1,904,728
3.500%, 10/1/2042 (1)	2,710,351	2,717,357
3.500%, 10/1/2042 (1)	2,501,049	2,507,510
3.500%, 10/1/2042	1,432,193	1,434,104
3.500%, 11/1/2042 (1)	934,117	936,531
3.500%, 12/1/2042 (1)	2,101,356	2,106,786
4.000%, 11/1/2031 (1)	1,780,311	1,878,013
4.000%, 11/1/2040	822,728	851,760
4.000%, 1/1/2041 (1)	1,804,550	1,866,268
4.000%, 1/1/2041	1,299,432	1,345,496
4.000%, 2/1/2041 (1)	2,822,812	2,932,026
4.000%, 3/1/2041	483,466	504,612
4.000%, 10/1/2041	474,269	491,041
4.000%, 11/1/2041 (1)	1,565,531	1,621,125
4.500%, 6/1/2039	2,381,713	2,532,068
4.500%, 8/1/2041 (1)	3,062,461	3,245,428

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Income Fund (continued)

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association (continued)
5.000%, 5/1/2018	$ 530,184	$ 564,854
5.000%, 3/1/2035 (1)	1,051,058	1,133,825
5.000%, 7/1/2035	874,611	942,393
5.000%, 5/1/2042 (1)	2,470,345	2,678,143
5.500%, 1/1/2023	415,580	450,872
5.500%, 10/1/2024	639,961	700,273
5.500%, 2/1/2036	529,847	580,026
5.500%, 7/1/2036	1,048,309	1,148,537
5.500%, 12/1/2036	1,978,159	2,149,242
5.500%, 8/1/2037 (1)	1,916,014	2,094,596
6.000%, 10/1/2016	91,080	96,355
6.000%, 9/1/2021	663,640	728,420
6.000%, 5/1/2039	2,000,148	2,183,872
6.500%, 9/1/2016	63,695	66,818
6.500%, 9/1/2016	133,171	139,990
6.500%, 8/1/2030	922,063	1,035,945
6.500%, 12/1/2031	53,465	58,968
6.500%, 11/1/2037	310,827	336,141
7.000%, 3/1/2029	113,881	128,285
7.000%, 7/1/2029	317,967	364,809
7.000%, 2/1/2030	248,893	280,572
7.500%, 10/1/2030	47,414	53,970
8.000%, 10/1/2028	520,898	603,727
8.000%, 4/1/2030	83,419	99,931

		111,566,439

Government National Mortgage Association — 2.4%
5.000%, 4/15/2034	657,215	713,575
5.500%, 9/15/2033	1,388,409	1,525,516
6.000%, 12/20/2033	1,610,136	1,852,054
7.000%, 8/15/2031	79,802	92,539
9.500%, 10/15/2024	24,941	26,675

		4,210,359

Total U.S. Government Agency-Mortgage Securities
(identified cost $148,994,722)		148,398,962

Short-Term Investments — 40.1%

Collateral Pool Investments for Securities on Loan — 30.4%

Collateral pool allocation (12)		53,018,494

Mutual Funds — 9.7%
BMO Government Money Market Fund, Class I, 0.010% (10)	17,015,102	17,015,102

Total Short-Term Investments (identified cost $70,033,596)		70,033,596

Total Investments — 153.5% (identified cost $270,154,888)		268,255,455
Other Assets and Liabilities — (53.5)%		(93,461,356)

Total Net Assets — 100.0%		$174,794,099

TCH Corporate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 2.0%

Automobiles — 2.0%
Ally Auto Receivables Trust, Class A4, (Series 2011-1), 2.230%, 3/15/2016	$ 400,000	$ 404,186
Ally Master Owner Trust, Class A2, (Series 2011-1), 2.150%, 1/15/2016	1,000,000	1,005,582
Ford Credit Auto Owner Trust, Class A4, (Series 2009-E), 2.420%, 11/15/2014	560,717	562,345
Hyundai Auto Receivables Trust, Class A4, (Series 2009-A), 3.150%, 3/15/2016	177,963	178,828
Mercedes-Benz Auto Receivables Trust, Class A4, (Series 2010-1), 2.140%, 8/15/2016	463,775	464,086

Total Asset-Backed Securities (identified cost $2,622,290)		2,615,027

Commercial Mortgage Securities — 0.8%

Private Sponsor — 0.8%
Citigroup Commercial Mortgage Trust, Class A4, (Series 2004-C1), 5.607%, 4/15/2040 (3)	940,556	957,189

Total Commercial Mortgage Securities (identified cost $974,949)		957,189

Corporate Bonds & Notes — 87.4%

Agriculture — 1.7%
Altria Group, Inc., 10.200%, 2/6/2039	300,000	456,764
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	304,581
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,140,217
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	303,277

		2,204,839

Auto Manufacturers — 1.7%
Daimler Finance North America LLC, 1.049%, 4/10/2014 (3)(5)(6)	2,000,000	2,006,322
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/2023 (1)(5)(6)	200,000	193,500

		2,199,822

Banks — 14.0%
Banco de Costa Rica, 5.250%, 8/12/2018 (5)(6)	500,000	506,250
Bancolombia SA, 6.125%, 7/26/2020	500,000	505,000
Bank of America Corp., 1.093%, 3/22/2016 (3)	1,500,000	1,502,842
Capital One Financial Corp., 7.375%, 5/23/2014	1,450,000	1,518,630
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,174,988
Goldman Sachs Group, Inc., 6.750%, 10/1/2037 (1)	1,750,000	1,811,446
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	300,000	358,311
Intesa Sanpaolo SpA, 3.875%, 1/16/2018	1,250,000	1,220,149

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Itau Unibanco Holding SA, 5.500%, 8/6/2022 (5)(6)	$1,400,000	$ 1,271,900
JPMorgan Chase & Co., 1.065%, 1/24/2014 (1)(3)	1,000,000	1,003,070
JPMorgan Chase & Co., 1.322%, 3/20/2015 (3)	1,500,000	1,515,787
JPMorgan Chase & Co., 4.625%, 5/10/2021 (1)	300,000	317,895
Morgan Stanley, 5.500%, 1/26/2020 (1)	1,000,000	1,095,974
Morgan Stanley, 5.500%, 7/28/2021 (1)	1,000,000	1,088,377
Wachovia Corp., 0.605%, 10/28/2015 (3)	750,000	744,676
Wells Fargo & Co., 0.464%, 10/28/2015 (3)	1,500,000	1,496,094
Wells Fargo & Co., 1.197%, 6/26/2015 (3)	1,000,000	1,010,844

		18,142,233

Beverages — 1.0%
Fomento Economico Mexicano SAB de C.V., 4.375%, 5/10/2043	350,000	286,781
PepsiCo, Inc., 0.472%, 2/26/2016 (3)	1,000,000	1,001,104

		1,287,885

Chemicals — 2.0%
Braskem America Finance Co., 7.125%, 7/22/2041 (1)(5)(6)	1,000,000	867,500
Dow Chemical Co., 8.550%, 5/15/2019	250,000	318,468
Mexichem SAB de C.V., 6.750%, 9/19/2042 (1)(5)(6)	1,500,000	1,406,250

		2,592,218

Commercial Services — 1.1%
ADT Corp., 4.125%, 6/15/2023 (1)	500,000	434,255
McGraw-Hill, Inc., 6.550%, 11/15/2037	1,000,000	961,241

		1,395,496

Computers — 2.3%
International Business Machines Corp., 6.500%, 10/15/2013	2,000,000	2,013,816
Seagate HDD Cayman, 4.750%, 6/1/2023 (1)(5)(6)	1,000,000	927,500

		2,941,316

Diversified Financial Services — 10.0%
American Express Credit Corp., 5.125%, 8/25/2014	2,000,000	2,089,772
Blackstone Holdings Finance Co. LLC, 6.250%, 8/15/2042 (5)(6)	250,000	271,774
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	350,000	410,846
Ford Motor Credit Co. LLC, 1.516%, 5/9/2016 (1)(3)	1,000,000	1,002,264
General Electric Capital Corp., 0.649%, 7/10/2015 (3)	2,000,000	2,002,408
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	100,000	105,752
Jefferies Group, LLC, 6.500%, 1/20/2043	2,000,000	2,018,194

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Jefferies Group, LLC, 8.500%, 7/15/2019	$ 250,000	$ 304,159
Legg Mason, Inc., 5.500%, 5/21/2019	1,000,000	1,077,300
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	291,031
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020	500,000	526,638
Nomura Holdings, Inc., 1.722%, 9/13/2016 (1)(3)	1,500,000	1,516,656
SLM Corp., 7.250%, 1/25/2022	1,250,000	1,284,375

		12,901,169

Electric — 2.6%
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (1)(5)(6)	1,000,000	1,103,750
Georgia Power Co., 0.593%, 3/15/2016 (3)	500,000	500,443
Puget Energy, Inc., 5.625%, 7/15/2022	750,000	802,543
Saudi Electricity Global Sukuk Co., 3.473%, 4/8/2023 (5)(6)	1,000,000	925,000

		3,331,736

Environmental Control — 0.2%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	300,543

Forest Products & Paper — 0.3%
International Paper Co., 8.700%, 6/15/2038	250,000	343,400

Healthcare-Products — 2.2%
Baxter International, Inc., 0.445%, 12/11/2014 (3)	1,500,000	1,501,047
Hospira, Inc., 5.800%, 8/12/2023	1,000,000	1,005,645
Hospira, Inc., 6.400%, 5/15/2015	300,000	327,955

		2,834,647

Healthcare-Services — 2.2%
DaVita HealthCare Partners, Inc., 6.375%, 11/1/2018 (1)	500,000	526,250
Humana, Inc., 8.150%, 6/15/2038	850,000	1,131,421
Quest Diagnostics, Inc., 1.123%, 3/24/2014 (3)	1,000,000	1,002,658
Quest Diagnostics, Inc., 6.400%, 7/1/2017	150,000	169,423

		2,829,752

Home Furnishings — 1.2%
Whirlpool Corp., 8.600%, 5/1/2014	1,500,000	1,575,824

Insurance — 3.9%
Aflac, Inc., 6.900%, 12/17/2039	295,000	369,870
Aflac, Inc., 8.500%, 5/15/2019	300,000	384,808
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	322,792
Berkshire Hathaway, Inc., 0.964%, 8/15/2014 (3)	1,500,000	1,509,615
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	100,000	103,810
ING US, Inc., 5.500%, 7/15/2022	1,000,000	1,071,288
Lincoln National Corp., 7.000%, 6/15/2040	250,000	317,629
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	387,126

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance (continued)
Primerica, Inc., 4.750%, 7/15/2022	$ 500,000	$ 517,373

		4,984,311

Internet — 0.8%
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,041,788

Investment Companies — 1.0%
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,065,000
IPIC GMTN, Ltd., 6.875%, 11/1/2041 (1)(5)(6)	250,000	296,875

		1,361,875

Iron/Steel — 3.3%
Allegheny Technologies, Inc., 5.875%, 8/15/2023	1,000,000	971,330
ArcelorMittal, 6.000%, 3/1/2021 (1)	500,000	495,000
ArcelorMittal, 7.500%, 10/15/2039 (1)	1,000,000	930,000
Cliffs Natural Resources, Inc., 4.875%, 4/1/2021 (1)	1,000,000	926,308
Vale Overseas, Ltd., 6.875%, 11/21/2036 (1)	1,000,000	973,375

		4,296,013

Lodging — 0.8%
Hyatt Hotels Corp., 5.375%, 8/15/2021 (1)	1,000,000	1,068,188

Machinery-Diversified — 0.8%
CNH Capital LLC, 3.625%, 4/15/2018 (1)	1,000,000	985,000

Media — 3.2%
CBS Corp., 8.875%, 5/15/2019	250,000	318,032
DIRECTV Holdings LLC, 6.350%, 3/15/2040	1,500,000	1,490,449
NBCUniversal Enterprise, Inc., 0.805%, 4/15/2016 (3)(5)(6)	1,000,000	1,003,950
Time Warner Cable, Inc., 6.750%, 6/15/2039 (1)	1,000,000	987,836
Viacom, Inc., 6.125%, 10/5/2017	250,000	285,148

		4,085,415

Mining — 3.5%
Barrick North America Finance LLC, 5.750%, 5/1/2043 (5)(6)	1,000,000	854,416
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	300,000	316,290
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	100,000	128,332
Southern Copper Corp., 7.500%, 7/27/2035 (1)	1,250,000	1,279,209
Teck Resources, Ltd., 6.250%, 7/15/2041	1,000,000	954,335
Xstrata Finance Canada, Ltd., 6.900%, 11/15/2037 (5)(6)	1,000,000	970,165

		4,502,747

Office/Business Equipment — 0.4%
Xerox Corp., 1.672%, 9/13/2013 (3)	500,000	500,180

Oil & Gas — 6.7%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (1)	500,000	522,500

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Dolphin Energy, Ltd., 5.500%, 12/15/2021 (5)(6)	$ 750,000	$ 798,750
Hess Corp., 8.125%, 2/15/2019 (1)	300,000	374,086
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (5)(6)	1,000,000	818,750
Nabors Industries, Inc., 4.625%, 9/15/2021	1,000,000	993,427
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	307,961
Nexen, Inc., 5.875%, 3/10/2035	1,000,000	1,032,863
Petrobras Global Finance BV, 4.375%, 5/20/2023	1,000,000	884,993
Pride International, Inc., 6.875%, 8/15/2020 (1)	1,000,000	1,183,162
Transocean, Inc., 7.500%, 4/15/2031	250,000	278,724
Valero Energy Corp., 6.625%, 6/15/2037 (1)	1,000,000	1,097,369
Valero Energy Corp., 9.375%, 3/15/2019 (1)	250,000	323,343

		8,615,928

Oil & Gas Services — 0.3%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	314,856
Weatherford International, Ltd., 9.875%, 3/1/2039	100,000	135,464

		450,320

Packaging & Containers — 0.2%
Bemis Co., Inc., 6.800%, 8/1/2019	250,000	292,172

Pharmaceuticals — 2.0%
Endo Health Solutions, Inc., 7.000%, 7/15/2019	1,000,000	1,027,500
Merck & Co., Inc., 5.300%, 12/1/2013	1,500,000	1,517,160

		2,544,660

Pipelines — 2.0%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	250,000	308,818
Energy Transfer Partners LP, 6.500%, 2/1/2042 (1)	1,500,000	1,622,330
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	314,364
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019 (1)	150,000	190,790
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	250,000	201,250

		2,637,552

Real Estate Investment Trusts — 1.9%
EPR Properties, 5.750%, 8/15/2022	1,500,000	1,507,761
Health Care REIT, Inc., 4.125%, 4/1/2019	500,000	520,850
Hospitality Properties Trust, 4.500%, 6/15/2023	500,000	477,301

		2,505,912

Retail — 4.5%
Best Buy Co., Inc., 5.000%, 8/1/2018 (1)	750,000	756,582

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail (continued)
Kohl’s Corp., 6.875%, 12/15/2037 (1)	$ 150,000	$ 164,002
L Brands, Inc., 6.950%, 3/1/2033 (1)	500,000	495,000
L Brands, Inc., 7.600%, 7/15/2037	1,250,000	1,262,500
PVH Corp., 4.500%, 12/15/2022 (1)	600,000	558,750
QVC, Inc., 5.125%, 7/2/2022	250,000	249,120
QVC, Inc., 5.950%, 3/15/2043	250,000	223,663
Staples, Inc., 9.750%, 1/15/2014	250,000	257,917
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	302,037
Walgreen Co., 0.772%, 3/13/2014 (3)	1,500,000	1,502,292

		5,771,863

Sovereign — 0.7%
Costa Rica Government International Bond, 4.375%, 4/30/2025 (5)(6)	1,000,000	890,000

Telecommunications — 7.3%
AT&T, Inc., 0.650%, 2/12/2016 (3)	1,500,000	1,505,182
CenturyLink, Inc., 7.650%, 3/15/2042	1,500,000	1,357,500
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	750,000	828,750
Frontier Communications Corp., 9.000%, 8/15/2031 (1)	500,000	487,500
Juniper Networks, Inc., 4.600%, 3/15/2021 (1)	1,000,000	1,014,984
Telecom Italia Capital SA, 7.200%, 7/18/2036	1,500,000	1,465,626
Telefonica Emisiones SAU, 7.045%, 6/20/2036	500,000	534,291
Telefonica Europe BV, 8.250%, 9/15/2030	1,250,000	1,478,791
Windstream Corp., 7.500%, 6/1/2022 (1)	750,000	750,000

		9,422,624

Transportation — 0.6%
FedEx Corp., 8.000%, 1/15/2019	250,000	311,709
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	478,125

		789,834

Venture Capital — 1.0%
KKR Group Finance Co. II LLC, 5.500%, 2/1/2043 (5)(6)	1,500,000	1,353,081

Total Corporate Bonds & Notes (identified cost $109,566,129)		112,980,343

Municipals — 0.4%

California — 0.4%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	500,000	566,755

Total Municipals (identified cost $500,000)		566,755

Description	Shares or Principal Amount	Value
Short-Term Investments — 29.2%

Collateral Pool Investments for Securities on Loan — 17.0%

Collateral pool allocation (12)		$ 22,027,711

Mutual Funds — 8.3%
BMO Prime Money Market Fund, Class I, 0.015% (10)	10,773,358	10,773,358

U.S. Treasury Bills — 3.9%
0.027%, 11/7/2013 (9)	$ 5,000,000	4,999,795

Total Short-Term Investments (identified cost $37,800,818)		37,800,864

Total Investments — 119.8% (identified cost $151,464,186)		154,920,178
Other Assets and Liabilities — (19.8)%		(25,570,595)

Total Net Assets — 100.0%		$129,349,583

TCH Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 2.2%

Automobiles — 2.2%
Ally Auto Receivables Trust, Class A4, (Series 2009-B), 3.050%, 12/15/2014 (5)(6)	$1,733,777	$ 1,738,473
Ally Auto Receivables Trust, Class A4, (Series 2010-2), 2.090%, 5/15/2015	1,481,814	1,488,054
Ally Master Owner Trust, Class A2, (Series 2011-1), 2.150%, 1/15/2016	3,000,000	3,016,746
CarMax Auto Owner Trust, Class A4, (Series 2009-2), 2.820%, 12/15/2014	2,057,733	2,067,997
Ford Credit Auto Owner Trust, Class A4, (Series 2009-E), 2.420%, 11/15/2014	1,788,903	1,794,097
Hyundai Auto Receivables Trust, Class A4, (Series 2009-A), 3.150%, 3/15/2016	452,852	455,053
Hyundai Auto Receivables Trust, Class A4, (Series 2010-A), 2.450%, 12/15/2016	6,803,813	6,902,829

Total Asset-Backed Securities (identified cost $17,498,106)		17,463,249

Commercial Mortgage Securities — 1.1%

Private Sponsor — 1.1%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (3)	500,000	563,643
Citigroup Commercial Mortgage Trust, Class A4, (Series 2004-C1), 5.607%, 4/15/2040 (3)	3,762,224	3,828,756
Commercial Mortgage Trust, Class A7, (Series 2004-GG1), 5.317%, 6/10/2036 (3)	4,010,925	4,056,497

Total Commercial Mortgage Securities (identified cost $8,360,183)		8,448,896

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes — 50.7%

Advertising — 0.4%
WPP Finance 2010, 5.125%, 9/7/2042	$1,500,000	$ 1,362,570
WPP Finance UK, 8.000%, 9/15/2014	2,000,000	2,140,274

		3,502,844

Agriculture — 0.3%
Altria Group, Inc., 10.200%, 2/6/2039	250,000	380,637
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	500,000	609,161
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,140,217
Reynolds American, Inc., 7.750%, 6/1/2018	250,000	303,278

		2,433,293

Auto Manufacturers — 1.5%
Daimler Finance North America LLC, 0.886%, 3/28/2014 (3)(5)(6)	1,500,000	1,503,053
Daimler Finance North America LLC, 1.049%, 4/10/2014 (3)(5)(6)	2,000,000	2,006,322
Daimler Finance North America LLC, 1.875%, 1/11/2018 (1)(5)(6)	4,000,000	3,929,556
Volkswagen International Finance NV, 2.875%, 4/1/2016 (1)(5)(6)	4,000,000	4,152,736

		11,591,667

Banks — 7.1%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (5)(6)	3,500,000	3,606,991
Banco Bradesco SA/Cayman Islands, 5.750%, 3/1/2022 (1)(5)(6)	1,000,000	946,500
Banco de Costa Rica, 5.250%, 8/12/2018 (1)(5)(6)	1,500,000	1,518,750
BanColombia SA, 5.950%, 6/3/2021	750,000	764,063
Bancolombia SA, 6.125%, 7/26/2020	900,000	909,000
Bank of America Corp., 1.093%, 3/22/2016 (1)(3)	5,000,000	5,009,475
Bank of America Corp., 1.685%, 1/30/2014 (1)(3)	2,500,000	2,511,850
Bank of America Corp., 2.000%, 1/11/2018 (1)	3,000,000	2,915,214
Bank of America Corp., 3.750%, 7/12/2016 (1)	2,000,000	2,111,290
Bank of New York Mellon Corp., 0.545%, 1/31/2014 (3)	1,075,000	1,076,184
Capital One Financial Corp., 6.250%, 11/15/2013	2,000,000	2,022,206
Citigroup, Inc., 1.226%, 7/25/2016 (1)(3)	3,000,000	3,015,783
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,174,988
Goldman Sachs Group, Inc., 6.750%, 10/1/2037 (1)	750,000	776,334

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Goldman Sachs Group, Inc., 7.500%, 2/15/2019	$ 700,000	$ 836,059
Intesa Sanpaolo SpA, 3.875%, 1/16/2018	1,000,000	976,119
Itau Unibanco Holding SA, 5.500%, 8/6/2022 (5)(6)	5,000,000	4,542,500
Itau Unibanco Holding SA/Cayman Island, 5.750%, 1/22/2021 (5)(6)	500,000	480,000
JPMorgan Chase & Co., 0.715%, 4/23/2015 (1)(3)	1,000,000	1,001,082
JPMorgan Chase & Co., 1.065%, 1/24/2014 (3)	2,500,000	2,507,675
JPMorgan Chase & Co., 1.322%, 3/20/2015 (3)	1,500,000	1,515,788
JPMorgan Chase & Co., 3.250%, 9/23/2022	3,000,000	2,814,378
Morgan Stanley, 5.500%, 7/28/2021 (1)	1,500,000	1,632,565
Royal Bank of Canada, 0.965%, 10/30/2014 (3)	750,000	754,655
Wells Fargo & Co., 0.464%, 10/28/2015 (3)	10,000,000	9,973,960

		55,393,409

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc., 0.814%, 1/27/2014 (3)	1,000,000	1,002,360
Constellation Brands, Inc., 4.250%, 5/1/2023	1,000,000	920,000
Fomento Economico Mexicano SAB de C.V., 4.375%, 5/10/2043 (1)	3,000,000	2,458,119
PepsiCo, Inc., 0.472%, 2/26/2016 (3)	5,000,000	5,005,520

		9,385,999

Biotechnology — 0.3%
Gilead Sciences, Inc., 2.400%, 12/1/2014	2,000,000	2,039,898

Chemicals — 0.4%
Braskem America Finance Co., 7.125%, 7/22/2041 (1)(5)(6)	1,000,000	867,500
Dow Chemical Co., 9.400%, 5/15/2039	500,000	736,160
Mexichem SAB de C.V., 6.750%, 9/19/2042 (1)(5)(6)	1,900,000	1,781,250

		3,384,910

Commercial Services — 1.0%
ADT Corp., 2.250%, 7/15/2017	2,000,000	1,882,552
ADT Corp., 4.875%, 7/15/2042 (1)	4,000,000	2,934,240
McGraw-Hill, Inc., 6.550%, 11/15/2037	3,000,000	2,883,723

		7,700,515

Computers — 1.9%
Hewlett-Packard Co., 2.600%, 9/15/2017 (1)	4,500,000	4,516,691
Hewlett-Packard Co., 6.000%, 9/15/2041 (1)	2,500,000	2,300,565
International Business Machines Corp., 6.500%, 10/15/2013	5,000,000	5,034,540

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Computers (continued)
Seagate HDD Cayman, 4.750%, 6/1/2023 (1)(5)(6)	$3,000,000	$ 2,782,500

		14,634,296

Distribution/Wholesale — 0.4%
Arrow Electronics, Inc., 3.000%, 3/1/2018	3,000,000	2,995,929

Diversified Financial Services — 5.6%
American Express Credit Corp., 5.125%, 8/25/2014	5,000,000	5,224,430
Blackstone Holdings Finance Co. LLC, 6.250%, 8/15/2042 (5)(6)	1,000,000	1,087,096
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	400,000	469,539
Ford Motor Credit Co. LLC, 1.516%, 5/9/2016 (1)(3)	4,000,000	4,009,056
Ford Motor Credit Co. LLC, 3.984%, 6/15/2016	3,000,000	3,134,160
General Electric Capital Corp., 0.871%, 1/8/2016 (3)	4,000,000	4,022,044
General Electric Capital Corp., 0.965%, 4/24/2014 (3)	2,500,000	2,511,695
General Electric Capital Corp., 2.300%, 4/27/2017 (1)	3,500,000	3,551,194
Goldman Sachs Capital I, 6.345%, 2/15/2034	4,900,000	4,702,363
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	100,000	105,752
Jefferies Group, LLC, 6.500%, 1/20/2043	5,000,000	5,045,485
Jefferies Group, LLC, 8.500%, 7/15/2019	250,000	304,159
Legg Mason, Inc., 5.500%, 5/21/2019	1,000,000	1,077,300
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	250,000	291,031
NASDAQ OMX Group, Inc., 5.550%, 1/15/2020 (1)	1,000,000	1,053,275
Nomura Holdings, Inc., 1.722%, 9/13/2016 (1)(3)	4,000,000	4,044,416
SLM Corp., 7.250%, 1/25/2022	1,500,000	1,541,250
Toyota Motor Credit Corp., 0.435%, 1/23/2015 (3)	1,500,000	1,502,049

		43,676,294

Electric — 2.3%
Appalachian Power Co., 3.400%, 5/24/2015	2,000,000	2,079,914
CMS Energy Corp., 5.050%, 3/15/2022	1,000,000	1,077,164
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	1,000,000	1,103,750
Entergy Corp., 3.625%, 9/15/2015	5,000,000	5,173,950
Georgia Power Co., 0.593%, 3/15/2016 (3)	4,000,000	4,003,540
Puget Energy, Inc., 5.625%, 7/15/2022	750,000	802,543
Saudi Electricity Global Sukuk Co., 5.060%, 4/8/2043 (1)(5)(6)	4,000,000	3,420,000

		17,660,861

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Electronics — 0.2%
Thermo Fisher Scientific, Inc., 3.600%, 8/15/2021	$2,000,000	$ 1,949,416

Environmental Control — 0.0%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	300,543

Food — 0.5%
Kroger Co., 7.500%, 1/15/2014	3,500,000	3,587,353

Forest Products & Paper — 0.0%
International Paper Co., 8.700%, 6/15/2038	250,000	343,400

Healthcare-Products — 1.6%
CareFusion Corp., 5.125%, 8/1/2014	3,000,000	3,112,683
DENTSPLY International, Inc., 2.750%, 8/15/2016	3,500,000	3,551,411
Hospira, Inc., 5.800%, 8/12/2023	4,000,000	4,022,580
Hospira, Inc., 6.400%, 5/15/2015	500,000	546,592
Mallinckrodt International Finance SA, 4.750%, 4/15/2023 (5)(6)	1,000,000	949,965

		12,183,231

Healthcare-Services — 0.7%
DaVita HealthCare Partners, Inc., 6.375%, 11/1/2018 (1)	500,000	526,250
Humana, Inc., 8.150%, 6/15/2038	500,000	665,541
Quest Diagnostics, Inc., 1.123%, 3/24/2014 (3)	1,000,000	1,002,658
Quest Diagnostics, Inc., 6.400%, 7/1/2017	250,000	282,372
WellPoint, Inc., 4.625%, 5/15/2042 (1)	3,000,000	2,781,999

		5,258,820

Home Furnishings — 0.4%
Whirlpool Corp., 8.600%, 5/1/2014	3,000,000	3,151,647

Insurance — 2.2%
Aflac, Inc., 8.500%, 5/15/2019	700,000	897,885
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	322,792
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013 (1)	1,500,000	1,506,816
Berkshire Hathaway, Inc., 0.964%, 8/15/2014 (3)	1,000,000	1,006,410
Berkshire Hathaway, Inc., 4.500%, 2/11/2043 (1)	2,500,000	2,363,543
First American Financial Corp., 4.300%, 2/1/2023	2,000,000	1,892,416
Hartford Financial Services Group, Inc., 4.300%, 4/15/2043 (1)	2,000,000	1,799,026
ING US, Inc., 5.500%, 7/15/2022	1,000,000	1,071,288
ING US, Inc., 5.700%, 7/15/2043 (1)(5)(6)	2,500,000	2,454,167
Lincoln National Corp., 7.000%, 6/15/2040 (1)	250,000	317,630
Markel Corp., 5.000%, 3/30/2043 (1)	1,000,000	948,263
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	451,647
Prudential Covered Trust 2012-1, 2.997%, 9/30/2015 (5)(6)	1,800,000	1,857,735

		16,889,618

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Internet — 0.3%
eBay, Inc., 4.000%, 7/15/2042	$2,000,000	$ 1,688,002
Expedia, Inc., 5.950%, 8/15/2020	1,000,000	1,041,788

		2,729,790

Investment Companies — 0.3%
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,065,000
IPIC GMTN, Ltd., 6.875%, 11/1/2041 (1)(5)(6)	1,000,000	1,187,500

		2,252,500

Iron/Steel — 1.2%
Allegheny Technologies, Inc., 5.875%, 8/15/2023	2,000,000	1,942,660
ArcelorMittal, 6.000%, 3/1/2021 (1)(3)	750,000	742,500
ArcelorMittal, 7.500%, 10/15/2039 (3)	1,000,000	930,000
Cliffs Natural Resources, Inc., 4.800%, 10/1/2020 (1)	1,000,000	933,031
Glencore Funding LLC, 1.422%, 5/27/2016 (3)(5)(6)	1,500,000	1,448,690
Glencore Funding LLC, 4.125%, 5/30/2023 (1)(5)(6)	2,000,000	1,777,414
Vale Overseas, Ltd., 6.875%, 11/21/2036 (1)	2,000,000	1,946,750

		9,721,045

Machinery-Diversified — 0.4%
CNH Capital LLC, 3.625%, 4/15/2018	3,000,000	2,955,000

Media — 2.5%
CBS Corp., 8.875%, 5/15/2019	500,000	636,064
DIRECTV Holdings LLC, 3.125%, 2/15/2016 (1)	3,000,000	3,090,876
DIRECTV Holdings LLC, 6.350%, 3/15/2040 (1)	5,000,000	4,968,165
NBCUniversal Enterprise, Inc., 0.805%, 4/15/2016 (3)(5)(6)	4,000,000	4,015,800
Time Warner Cable, Inc., 5.875%, 11/15/2040 (1)	2,000,000	1,803,728
Time Warner Cable, Inc., 6.750%, 6/15/2039 (1)	1,100,000	1,086,620
Viacom, Inc., 6.125%, 10/5/2017	250,000	285,148
Walt Disney Co., 4.500%, 12/15/2013	4,000,000	4,045,480

		19,931,881

Mining — 2.8%
Barrick North America Finance LLC, 5.700%, 5/30/2041	5,500,000	4,694,541
Newmont Mining Corp., 4.875%, 3/15/2042	1,000,000	778,558
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	350,000	369,006
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	513,327
Southern Copper Corp., 5.250%, 11/8/2042 (1)	1,000,000	775,870
Southern Copper Corp., 7.500%, 7/27/2035	3,000,000	3,070,101
Teck Resources, Ltd., 5.400%, 2/1/2043 (1)	1,000,000	864,662

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining (continued)
Teck Resources, Ltd., 6.250%, 7/15/2041	$6,050,000	$ 5,773,727
Xstrata Finance Canada, Ltd., 2.700%, 10/25/2017 (5)(6)	3,000,000	2,907,075
Xstrata Finance Canada, Ltd., 6.900%, 11/15/2037 (5)(6)	2,500,000	2,425,412

		22,172,279

Miscellaneous Manufacturing — 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 5.750%, 6/15/2043 (5)(6)	2,900,000	3,001,045

Office/Business Equipment — 0.5%
Xerox Corp., 1.672%, 9/13/2013 (3)	4,000,000	4,001,436

Oil & Gas — 3.1%
Chesapeake Energy Corp., 6.125%, 2/15/2021 (1)	1,000,000	1,045,000
Dolphin Energy, Ltd., 5.500%, 12/15/2021 (5)(6)	1,500,000	1,597,500
Ecopetrol SA, 7.625%, 7/23/2019 (1)	500,000	575,000
Gazprom OAO Via Gaz Capital SA, 4.950%, 2/6/2028 (5)(6)	100,000	85,000
Gazprom OAO Via Gaz Capital SA, 5.999%, 1/23/2021 (5)(6)	100,000	102,000
Hess Corp., 8.125%, 2/15/2019 (1)	250,000	311,739
KazMunayGas National Co. JSC, 5.750%, 4/30/2043 (5)(6)	3,000,000	2,456,250
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	307,961
Nexen, Inc., 5.875%, 3/10/2035	3,000,000	3,098,589
Petrobras Global Finance BV, 5.625%, 5/20/2043 (1)	5,700,000	4,601,336
Petroleos Mexicanos, 3.500%, 1/30/2023	2,000,000	1,795,000
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	1,349,226
Rowan Cos., Inc., 5.400%, 12/1/2042	3,000,000	2,726,205
Transocean, Inc., 3.800%, 10/15/2022 (1)	2,000,000	1,872,828
Transocean, Inc., 7.500%, 4/15/2031	250,000	278,724
Valero Energy Corp., 9.375%, 3/15/2019 (1)	250,000	323,343
Woodside Finance, Ltd., 4.600%, 5/10/2021 (1)(5)(6)	2,000,000	2,088,790

		24,614,491

Oil & Gas Services — 0.0%
Weatherford International, Ltd., 9.625%, 3/1/2019	250,000	314,856

Packaging & Containers — 0.4%
Ball Corp., 5.000%, 3/15/2022	3,000,000	2,962,500
Bemis Co., Inc., 6.800%, 8/1/2019	250,000	292,172

		3,254,672

Pharmaceuticals — 1.5%
Cardinal Health, Inc., 4.600%, 3/15/2043 (1)	2,000,000	1,831,136
Endo Health Solutions, Inc., 7.000%, 7/15/2019 (1)	3,500,000	3,596,250

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pharmaceuticals (continued)
Express Scripts Holding Co., 2.650%, 2/15/2017 (1)	$5,000,000	$ 5,124,005
Merck & Co., Inc., 5.300%, 12/1/2013	1,500,000	1,517,160

		12,068,551

Pipelines — 1.0%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	750,000	926,454
Energy Transfer Partners LP, 5.150%, 2/1/2043 (1)	1,000,000	924,612
Energy Transfer Partners LP, 6.500%, 2/1/2042 (1)	1,000,000	1,081,553
Energy Transfer Partners LP, 9.000%, 4/15/2019	250,000	314,364
Kinder Morgan Energy Partners LP, 3.500%, 3/1/2016 (1)	2,000,000	2,110,868
Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042 (1)	2,000,000	1,866,878
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019 (1)	250,000	317,984
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	500,000	402,500

		7,945,213

Real Estate Investment Trusts — 0.6%
EPR Properties, 5.250%, 7/15/2023	1,000,000	964,495
EPR Properties, 5.750%, 8/15/2022	1,000,000	1,005,174
Hospitality Properties Trust, 4.500%, 6/15/2023	1,000,000	954,603
Ventas Realty LP, 4.250%, 3/1/2022 (1)	2,000,000	1,999,408

		4,923,680

Retail — 1.8%
Best Buy Co., Inc., 5.000%, 8/1/2018	2,000,000	2,017,552
Brinker International, Inc., 3.875%, 5/15/2023	2,000,000	1,871,984
L Brands, Inc., 6.950%, 3/1/2033	2,500,000	2,475,000
L Brands, Inc., 7.600%, 7/15/2037	2,000,000	2,020,000
PVH Corp., 4.500%, 12/15/2022 (1)	400,000	372,500
QVC, Inc., 5.125%, 7/2/2022	250,000	249,120
QVC, Inc., 5.950%, 3/15/2043	1,500,000	1,341,976
Staples, Inc., 9.750%, 1/15/2014	250,000	257,917
Walgreen Co., 0.772%, 3/13/2014 (3)	1,500,000	1,502,292
Walgreen Co., 4.400%, 9/15/2042 (1)	2,000,000	1,817,208

		13,925,549

Sovereign — 0.4%
Costa Rica Government International Bond, 5.625%, 4/30/2043 (5)(6)	3,000,000	2,550,000
Poland Government International Bond, 5.000%, 3/23/2022	500,000	524,250

		3,074,250

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications — 4.4%
America Movil SAB de C.V., 4.375%, 7/16/2042 (1)	$2,500,000	$ 2,023,470
AT&T, Inc., 0.650%, 2/12/2016 (3)	4,000,000	4,013,820
British Telecommunications PLC, 1.397%, 12/20/2013 (3)	1,750,000	1,755,334
CenturyLink, Inc., 7.600%, 9/15/2039 (1)	2,000,000	1,815,000
CenturyLink, Inc., 7.650%, 3/15/2042 (1)	2,000,000	1,810,000
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	3,500,000	3,641,592
Frontier Communications Corp., 7.875%, 1/15/2027	2,500,000	2,400,000
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	500,000	552,500
Frontier Communications Corp., 9.000%, 8/15/2031	500,000	487,500
Telecom Italia Capital SA, 7.721%, 6/4/2038	3,500,000	3,466,022
Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	3,500,000	3,436,409
Telefonica Emisiones SAU, 3.192%, 4/27/2018 (1)	2,500,000	2,441,750
Telefonica Europe BV, 8.250%, 9/15/2030	1,530,000	1,810,040
Vodafone Group PLC, 0.648%, 2/19/2016 (3)	4,000,000	4,002,232
Windstream Corp., 7.500%, 6/1/2022 (1)	1,000,000	1,000,000

		34,655,669

Transportation — 0.4%
Burlington Northern Santa Fe LLC, 7.000%, 2/1/2014	2,000,000	2,050,096
FedEx Corp., 8.000%, 1/15/2019	250,000	311,709
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (5)(6)	500,000	478,125

		2,839,930

Trucking & Leasing — 0.3%
Aviation Capital Group Corp., 4.625%, 1/31/2018 (5)(6)	2,000,000	1,997,986

Venture Capital — 0.4%
KKR Group Finance Co. II LLC, 5.500%, 2/1/2043 (5)(6)	3,500,000	3,157,189

Total Corporate Bonds & Notes (identified cost $401,814,041)		397,600,955

Municipals — 0.0%

California — 0.0%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	340,053

Total Municipals (identified cost $300,000)		340,053

U.S. Government & U.S. Government Agency Obligations — 23.6%

U.S. Treasury Bonds & Notes — 23.6%
0.125%, 1/15/2023 (1)	4,551,930	4,342,646
0.625%, 7/15/2021 (1)	5,179,750	5,290,224
1.375%, 7/15/2018 (1)	5,413,800	5,886,241
1.750%, 5/15/2023 (1)	7,000,000	6,402,816

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

U.S. Treasury Bonds & Notes (continued)
1.750%, 1/15/2028 (1)	$ 1,671,765	$ 1,839,072
1.875%, 7/15/2019 (1)	5,467,600	6,115,172
2.000%, 7/31/2020 (1)	10,000,000	9,880,080
2.000%, 2/15/2023 (1)	15,000,000	14,107,035
2.125%, 1/15/2019 (1)	4,893,750	5,492,089
2.125%, 8/15/2021 (1)	10,000,000	9,776,170
2.250%, 1/31/2015	5,000,000	5,140,920
2.250%, 11/30/2017	10,000,000	10,382,030
2.375%, 9/30/2014 (1)	25,000,000	25,591,800
3.000%, 5/15/2042 (1)	8,500,000	7,468,712
3.125%, 8/31/2013	3,000,000	3,000,000
3.125%, 11/15/2041 (1)	6,500,000	5,877,423
3.500%, 2/15/2039 (1)	10,000,000	9,821,880
3.750%, 8/15/2041 (1)	10,000,000	10,189,840
4.000%, 2/15/2014 (1)	18,000,000	18,317,808
4.250%, 11/15/2013 (1)	10,000,000	10,083,400
4.750%, 5/15/2014 (1)	10,000,000	10,323,440

Total U.S. Government & U.S. Government Agency Obligations (identified cost $187,438,915)		185,328,798

U.S. Government Agency-Mortgage Securities — 13.9%

Federal Home Loan Mortgage Corporation — 7.1%
3.000%, 11/1/2042 (1)	1,922,350	1,842,072
3.000%, 4/1/2043 (1)	7,876,654	7,547,725
3.000%, 4/1/2043 (1)	2,268,921	2,174,170
3.000%, 4/1/2043 (1)	2,968,874	2,844,893
3.000%, 5/1/2043 (1)	3,958,857	3,792,918
3.500%, 12/1/2040	1,491,401	1,488,949
3.500%, 12/1/2041	1,555,716	1,553,146
3.500%, 3/1/2042	537,595	536,707
3.500%, 12/1/2042 (1)	1,246,450	1,243,915
3.500%, 7/1/2043 (1)	7,488,448	7,473,216
4.000%, 4/1/2026 (1)	1,178,444	1,242,829
4.000%, 10/1/2031 (1)	1,698,544	1,769,120
4.000%, 12/1/2039	1,329,090	1,370,842
4.000%, 12/1/2040	512,246	529,094
4.000%, 12/1/2040	7,567,474	7,806,622
4.000%, 3/1/2041	566,071	583,960
4.000%, 8/1/2041	362,402	373,950
4.000%, 11/1/2041	1,323,568	1,365,746
4.500%, 9/1/2031	803,392	864,295
4.500%, 3/1/2039	419,201	443,244
4.500%, 5/1/2039 (1)	1,463,278	1,540,364
4.500%, 2/1/2040	378,674	398,993
4.500%, 11/1/2040	1,028,804	1,088,187
4.500%, 2/1/2041 (1)	2,176,013	2,300,370
5.000%, 12/1/2022	213,585	230,504
5.000%, 12/1/2035	216,086	231,269
5.000%, 1/1/2038	131,389	140,425
5.000%, 3/1/2038	417,250	445,946
5.000%, 3/1/2038	114,842	122,740
5.000%, 2/1/2039	347,974	372,147
5.000%, 1/1/2040	443,366	483,844
6.000%, 6/1/2037	614,651	669,117
6.000%, 11/1/2037	325,530	354,377
6.000%, 1/1/2038	566,607	616,816

		55,842,512

Federal National Mortgage Association — 6.1%
3.000%, 12/1/2027 (1)	1,844,043	1,894,129
3.000%, 3/1/2043 (1)	3,939,152	3,783,780
3.009%, 8/1/2041 (3)	599,910	624,830
3.039%, 3/1/2041 (3)	634,085	660,350

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association (continued)
3.105%, 5/1/2041 (3)	$ 654,467	$ 678,876
3.228%, 7/1/2041 (1)(3)	1,378,268	1,428,016
3.500%, 7/1/2032	849,341	868,437
3.500%, 5/1/2042 (1)	1,899,826	1,904,728
3.500%, 10/1/2042	1,379,680	1,381,520
3.500%, 10/1/2042 (1)	1,806,901	1,811,571
3.500%, 10/1/2042 (1)	2,377,423	2,383,564
3.500%, 11/1/2042 (1)	934,117	936,531
3.500%, 12/1/2042 (1)	1,968,483	1,973,570
3.500%, 1/1/2043 (1)	4,865,048	4,877,585
4.000%, 11/1/2031 (1)	1,068,187	1,126,808
4.000%, 11/1/2040	646,429	669,240
4.000%, 1/1/2041	1,082,730	1,119,761
4.000%, 2/1/2041	971,656	1,005,627
4.000%, 2/1/2041 (1)	5,391,570	5,600,170
4.000%, 3/1/2041	334,198	348,815
4.000%, 11/1/2041	1,174,148	1,215,844
4.500%, 6/1/2039	2,117,078	2,250,727
4.500%, 8/1/2041 (1)	1,224,985	1,298,171
5.000%, 7/1/2022	996,946	1,070,473
5.000%, 3/1/2035 (1)	788,294	850,369
5.000%, 5/1/2042 (1)	1,646,897	1,785,429
5.500%, 2/1/2034	137,288	150,340
5.500%, 7/1/2036	755,234	827,441
5.500%, 8/1/2037 (1)	1,465,187	1,601,750
5.500%, 6/1/2038	162,985	177,223
6.000%, 12/1/2038	148,507	162,404
6.000%, 5/1/2039	638,797	697,474
6.500%, 10/1/2037	193,020	214,613
6.500%, 11/1/2037	155,413	168,070

		47,548,236

Government National Mortgage Association — 0.7%
4.000%, 10/15/2040	1,138,185	1,194,391
4.000%, 12/15/2040	1,670,545	1,753,040
4.000%, 4/15/2041	1,504,519	1,568,736
5.500%, 8/20/2038	357,495	375,038
5.500%, 2/15/2039	194,523	211,588
6.000%, 10/15/2038	75,495	83,263
6.000%, 12/15/2038	230,872	254,499
6.000%, 1/15/2039	135,219	148,790

		5,589,345

Total U.S. Government Agency-Mortgage Securities
(identified cost $110,821,526)		108,980,093

Short-Term Investments — 53.8%

Collateral Pool Investments for Securities on Loan — 43.7%

Collateral pool allocation (12)		342,583,566

Mutual Funds — 5.0%
BMO Prime Money Market Fund, Class I, 0.015% (10)	39,385,384	39,385,384

U.S. Treasury Bills — 5.1%
0.020%, 10/3/2013 (1)(9)	$15,000,000	14,999,955
0.050%, 11/7/2013 (1)(9)	25,000,000	24,998,975

		39,998,930

Total Short-Term Investments (identified cost $421,966,451)		421,967,880

Total Investments — 145.3% (identified cost $1,148,199,222)		1,140,129,924
Other Assets and Liabilities — (45.3)%		(355,228,416)

Total Net Assets — 100.0%		$784,901,508

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Monegy High Yield Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 94.1%

Advertising — 0.2%
MDC Partners, Inc., 6.750%, 4/1/2020 (5)(6)	$214,000	$ 217,745

Aerospace/Defense — 1.0%
AAR Corp., 7.250%, 1/15/2022 (5)(6)	123,000	129,765
AAR Corp., 7.250%, 1/15/2022	195,000	205,725
Spirit Aerosystems, Inc., 6.750%, 12/15/2020	300,000	316,500
TransDigm, Inc., 5.500%, 10/15/2020	55,000	53,900
TransDigm, Inc., 7.750%, 12/15/2018	277,000	297,775

		1,003,665

Agriculture — 0.7%
Alliance One International, Inc., 9.875%, 7/15/2021 (5)(6)	201,000	184,920
Vector Group, Ltd., 7.750%, 2/15/2021	463,000	480,363

		665,283

Airlines — 0.6%
United Airlines, Inc., 6.750%, 9/15/2015 (5)(6)	255,000	264,881
United Continental Holdings, Inc., 6.375%, 6/1/2018	276,000	279,450

		544,331

Apparel — 0.9%
Hanesbrands, Inc., 6.375%, 12/15/2020	275,000	298,375
Perry Ellis International, Inc., 7.875%, 4/1/2019	479,000	508,937
Quiksilver, Inc., 7.875%, 8/1/2018 (5)(6)	95,000	98,444

		905,756

Auto Manufacturers — 1.4%
Chrysler Group LLC, 8.000%, 6/15/2019	365,000	398,306
Chrysler Group LLC, 8.250%, 6/15/2021	200,000	220,500
Jaguar Land Rover Automotive PLC, 7.750%, 5/15/2018 (5)(6)	300,000	326,250
Navistar International Corp., 8.250%, 11/1/2021	238,000	237,703
Oshkosh Corp., 8.500%, 3/1/2020	192,000	212,640

		1,395,399

Auto Parts & Equipment — 2.7%
American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	201,000	206,528
Dana Holding Corp., 6.750%, 2/15/2021	320,000	341,200
Goodyear Tire & Rubber Co., 7.000%, 5/15/2022	68,000	69,785
Goodyear Tire & Rubber Co., 8.250%, 8/15/2020	258,000	285,735
Lear Corp., 8.125%, 3/15/2020	240,000	263,400
Meritor, Inc., 6.750%, 6/15/2021	61,000	59,856
Meritor, Inc., 10.625%, 3/15/2018	178,000	194,020
Pittsburgh Glass Works LLC, 8.500%, 4/15/2016 (5)(6)	358,000	371,425
Titan International, Inc., 7.875%, 10/1/2017	250,000	266,250
TRW Automotive, Inc., 8.875%, 12/1/2017 (5)(6)	260,000	276,250
Visteon Corp., 6.750%, 4/15/2019	311,000	331,215

		2,665,664

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks — 1.6%
Ally Financial, Inc., 3.500%, 7/18/2016	$312,000	$ 314,730
Ally Financial, Inc., 8.000%, 11/1/2031	250,000	288,750
CIT Group, Inc., 4.250%, 8/15/2017	314,000	319,102
CIT Group, Inc., 5.375%, 5/15/2020	52,000	52,520
CIT Group, Inc., 5.500%, 2/15/2019 (5)(6)	564,000	580,920

		1,556,022

Beverages — 0.1%
Constellation Brands, Inc., 7.250%, 9/1/2016	65,000	73,856

Biotechnology — 0.3%
STHI Holding Corp., 8.000%, 3/15/2018 (5)(6)	278,000	301,630

Building Materials — 2.8%
Ainsworth Lumber Co., Ltd., 7.500%, 12/15/2017 (5)(6)	485,000	514,100
Builders FirstSource, Inc., 7.625%, 6/1/2021 (5)(6)	243,000	243,608
Gibraltar Industries, Inc., 6.500%, 2/1/2021 (5)(6)	314,000	320,280
HeidelbergCement Finance Luxembourg SA, 8.500%, 10/31/2019 (11)	205,000	334,351
Interline Brands, Inc., 10.000%, 11/15/2018	231,000	250,058
Louisiana-Pacific Corp., 7.500%, 6/1/2020	389,000	421,092
Texas Industries, Inc., 9.250%, 8/15/2020	321,000	352,297
Vulcan Materials Co., 7.500%, 6/15/2021	259,000	289,508

		2,725,294

Chemicals — 3.2%
Chemtura Corp., 5.750%, 7/15/2021	335,000	332,488
Ferro Corp., 7.875%, 8/15/2018	365,000	387,812
Fufeng Group, Ltd., 7.625%, 4/13/2016 (5)(6)	250,000	247,500
Huntsman International LLC, 8.625%, 3/15/2020	300,000	333,000
Ineos Finance PLC, 7.500%, 5/1/2020 (5)(6)	70,000	75,250
Ineos Finance PLC, 8.375%, 2/15/2019 (5)(6)	215,000	236,231
Kraton Polymers LLC, 6.750%, 3/1/2019	300,000	306,000
Olin Corp., 8.875%, 8/15/2019	328,000	361,620
PolyOne Corp., 7.375%, 9/15/2020	216,000	238,950
Tronox Finance LLC, 6.375%, 8/15/2020 (5)(6)	362,000	347,520
U.S. Coatings Acquisition, Inc., 7.375%, 5/1/2021 (5)(6)	300,000	308,250

		3,174,621

Coal — 1.6%
Alpha Natural Resources, Inc., 6.000%, 6/1/2019	300,000	258,000
Arch Coal, Inc., 7.250%, 6/15/2021	325,000	253,500
CONSOL Energy, Inc., 8.000%, 4/1/2017	74,000	78,440
CONSOL Energy, Inc., 8.250%, 4/1/2020	197,000	209,805
Peabody Energy Corp., 6.250%, 11/15/2021	250,000	242,500

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Coal (continued)
SunCoke Energy Partners LP, 7.375%, 2/1/2020 (5)(6)	$147,000	$ 152,880
SunCoke Energy, Inc., 7.625%, 8/1/2019	335,000	357,612

		1,552,737

Commercial Services — 7.7%
ARC Document Solutions, Inc., 10.500%, 12/15/2016	182,000	190,645
Avis Budget Car Rental LLC, 8.250%, 1/15/2019	259,000	282,957
Cardtronics, Inc., 8.250%, 9/1/2018	290,000	312,475
CoreLogic, Inc., 7.250%, 6/1/2021	300,000	322,500
Deluxe Corp., 6.000%, 11/15/2020	174,000	181,395
Deluxe Corp., 7.000%, 3/15/2019	447,000	477,172
DynCorp International, Inc., 10.375%, 7/1/2017	225,000	231,750
FTI Consulting, Inc., 6.000%, 11/15/2022	58,000	57,565
FTI Consulting, Inc., 6.750%, 10/1/2020	316,000	335,355
Great Lakes Dredge & Dock Corp., 7.375%, 2/1/2019	264,000	272,250
H&E Equipment Services, Inc., 7.000%, 9/1/2022	408,000	435,540
Hertz Corp., 6.750%, 4/15/2019	63,000	67,489
Hertz Corp., 7.500%, 10/15/2018	300,000	325,500
Iron Mountain, Inc., 5.750%, 8/15/2024	170,000	154,275
Iron Mountain, Inc., 7.750%, 10/1/2019	250,000	277,500
Live Nation Entertainment, Inc., 7.000%, 9/1/2020 (5)(6)	238,000	248,710
Live Nation Entertainment, Inc., 8.125%, 5/15/2018 (5)(6)	413,000	452,239
Monitronics International, Inc., 9.125%, 4/1/2020	412,000	428,480
PHH Corp., 6.375%, 8/15/2021	216,000	213,300
PHH Corp., 7.375%, 9/1/2019	78,000	83,265
PHH Corp., 9.250%, 3/1/2016	83,000	97,525
Rent-A-Center, Inc., 4.750%, 5/1/2021 (5)(6)	50,000	46,500
Rent-A-Center, Inc., 6.625%, 11/15/2020	205,000	216,788
RR Donnelley & Sons Co., 7.000%, 2/15/2022	172,000	173,290
RR Donnelley & Sons Co., 8.600%, 8/15/2016	300,000	348,000
Service Corp. International, 5.375%, 1/15/2022 (5)(6)	42,000	40,898
Sotheby’s, 5.250%, 10/1/2022 (5)(6)	280,000	266,000
United Rentals North America, Inc., 6.125%, 6/15/2023	34,000	33,660
United Rentals North America, Inc., 7.375%, 5/15/2020	33,000	35,723
United Rentals North America, Inc., 7.625%, 4/15/2022	110,000	118,800
United Rentals North America, Inc., 8.250%, 2/1/2021	57,000	63,270
United Rentals North America, Inc., 8.375%, 9/15/2020	300,000	330,000
United Rentals North America, Inc., 9.250%, 12/15/2019	25,000	28,156

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Commercial Services (continued)
Valassis Communications, Inc., 6.625%, 2/1/2021	$414,000	$ 409,860

		7,558,832

Computers — 0.7%
Seagate HDD Cayman, 7.000%, 11/1/2021	397,000	431,738
SunGard Data Systems, Inc., 7.375%, 11/15/2018	250,000	266,875

		698,613

Cosmetics/Personal Care — 1.1%
Albea Beauty Holdings SA, 8.375%, 11/1/2019 (5)(6)	292,000	296,380
Elizabeth Arden, Inc., 7.375%, 3/15/2021	359,000	385,027
First Quality Finance Co., Inc., 4.625%, 5/15/2021 (5)(6)	37,000	34,595
Revlon Consumer Products Corp., 5.750%, 2/15/2021 (5)(6)	350,000	334,688

		1,050,690

Diversified Financial Services — 2.0%
Aircastle, Ltd., 6.250%, 12/1/2019	74,000	77,515
Aircastle, Ltd., 7.625%, 4/15/2020	185,000	205,812
Aircastle, Ltd., 9.750%, 8/1/2018	246,000	273,060
International Lease Finance Corp., 4.625%, 4/15/2021	225,000	205,172
International Lease Finance Corp., 6.250%, 5/15/2019	250,000	258,750
International Lease Finance Corp., 8.875%, 9/1/2017	252,000	288,225
National Money Mart Co., 10.375%, 12/15/2016	460,000	481,850
Outerwall, Inc., 6.000%, 3/15/2019 (5)(6)	194,000	194,485

		1,984,869

Electric — 2.4%
AES Corp., 4.875%, 5/15/2023	93,000	85,793
AES Corp., 7.375%, 7/1/2021	42,000	45,990
AES Corp., 8.000%, 10/15/2017	300,000	346,500
Atlantic Power Corp., 9.000%, 11/15/2018	159,000	159,397
Calpine Corp., 7.500%, 2/15/2021 (5)(6)	574,000	611,310
Dynegy, Inc., 5.875%, 6/1/2023 (5)(6)	54,000	49,950
GenOn Energy, Inc., 7.875%, 6/15/2017	132,000	143,880
GenOn Energy, Inc., 9.500%, 10/15/2018	381,000	432,435
NRG Energy, Inc., 6.625%, 3/15/2023	146,000	145,635
NRG Energy, Inc., 8.250%, 9/1/2020	300,000	330,750

		2,351,640

Electrical Components & Equipment — 1.1%
Anixter, Inc., 5.625%, 5/1/2019	297,000	308,138
Belden, Inc., 5.500%, 9/1/2022 (5)(6)	419,000	408,525
General Cable Corp., 5.750%, 10/1/2022 (5)(6)	361,000	349,267

		1,065,930

Engineering & Construction — 0.8%
Abengoa Finance SAU, 8.875%, 11/1/2017 (5)(6)	200,000	189,000
Dycom Investments, Inc., 7.125%, 1/15/2021	333,000	352,148

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Engineering & Construction (continued)
MasTec, Inc., 4.875%, 3/15/2023	$264,000	$ 245,520
Tutor Perini Corp., 7.625%, 11/1/2018	34,000	35,700

		822,368

Entertainment — 1.6%
Cinemark USA, Inc., 7.375%, 6/15/2021	200,000	216,500
DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020 (5)(6)	146,000	150,745
National CineMedia LLC, 7.875%, 7/15/2021	502,000	544,670
Regal Entertainment Group, 5.750%, 2/1/2025	88,000	81,400
Regal Entertainment Group, 9.125%, 8/15/2018	250,000	274,375
Speedway Motorsports, Inc., 6.750%, 2/1/2019	261,000	277,313

		1,545,003

Environmental Control — 0.1%
Darling International, Inc., 8.500%, 12/15/2018	68,000	75,140

Food — 3.4%
ARAMARK Corp., 5.750%, 3/15/2020 (5)(6)	267,000	273,675
Chiquita Brands International, Inc., 7.875%, 2/1/2021 (5)(6)	339,000	358,492
Dean Holding Co., 6.900%, 10/15/2017	600,000	640,500
Del Monte Corp., 7.625%, 2/15/2019	575,000	600,875
JBS USA LLC, 7.250%, 6/1/2021 (5)(6)	505,000	512,575
JBS USA LLC, 8.250%, 2/1/2020 (5)(6)	184,000	192,740
Post Holdings, Inc., 7.375%, 2/15/2022	182,000	192,920
Smithfield Foods, Inc., 7.750%, 7/1/2017	380,000	429,400
Sun Merger Sub, Inc., 5.875%, 8/1/2021 (5)(6)	20,000	20,000
TreeHouse Foods, Inc., 7.750%, 3/1/2018	135,000	143,438

		3,364,615

Forest Products & Paper — 1.0%
Clearwater Paper Corp., 7.125%, 11/1/2018	333,000	359,640
PH Glatfelter Co., 5.375%, 10/15/2020	118,000	118,000
Sappi Papier Holding GmbH, 6.625%, 4/15/2021 (5)(6)	200,000	188,000
Sappi Papier Holding GmbH, 7.750%, 7/15/2017 (5)(6)	300,000	314,250

		979,890

Healthcare-Products — 1.0%
Alere, Inc., 6.500%, 6/15/2020 (5)(6)	55,000	55,138
Hanger, Inc., 7.125%, 11/15/2018	262,000	280,667
Physio-Control International, Inc., 9.875%, 1/15/2019 (5)(6)	225,000	249,750
Teleflex, Inc., 6.875%, 6/1/2019	400,000	422,000

		1,007,555

Healthcare-Services — 3.9%
Acadia Healthcare Co., Inc., 6.125%, 3/15/2021 (5)(6)	174,000	174,000
CHS/Community Health Systems, Inc., 8.000%, 11/15/2019	471,000	496,905

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Healthcare-Services (continued)
DaVita HealthCare Partners, Inc., 6.625%, 11/1/2020	$300,000	$ 319,500
Gentiva Health Services, Inc., 11.500%, 9/1/2018	192,000	202,080
HCA, Inc., 5.875%, 3/15/2022	123,000	127,305
HCA, Inc., 7.500%, 2/15/2022	225,000	245,250
Health Management Associates, Inc., 7.375%, 1/15/2020	496,000	556,760
HealthSouth Corp., 5.750%, 11/1/2024	62,000	59,830
HealthSouth Corp., 8.125%, 2/15/2020	446,000	490,600
Kindred Healthcare, Inc., 8.250%, 6/1/2019	325,000	342,875
Select Medical Corp., 6.375%, 6/1/2021 (5)(6)	365,000	346,750
Tenet Healthcare Corp., 6.750%, 2/1/2020	154,000	151,497
Tenet Healthcare Corp., 8.000%, 8/1/2020	320,000	333,200

		3,846,552

Holding Companies-Diversified — 0.2%
Boart Longyear Management Pty, Ltd., 7.000%, 4/1/2021 (5)(6)	280,000	228,200

Home Builders — 1.3%
KB Home, 7.500%, 9/15/2022	54,000	56,565
KB Home, 8.000%, 3/15/2020	186,000	202,275
Meritage Homes Corp., 7.150%, 4/15/2020	275,000	298,375
Ryland Group, Inc., 5.375%, 10/1/2022	119,000	110,373
Ryland Group, Inc., 6.625%, 5/1/2020	263,000	274,178
Taylor Morrison Communities, Inc., 5.250%, 4/15/2021 (5)(6)	355,000	336,362

		1,278,128

Home Furnishings — 0.3%
Tempur Sealy International, Inc., 6.875%, 12/15/2020	254,000	266,383

Household Products/Wares — 2.0%
American Greetings Corp., 7.375%, 12/1/2021	208,000	203,840
Central Garden and Pet Co., 8.250%, 3/1/2018	240,000	234,000
Jarden Corp., 7.500%, 5/1/2017	117,000	130,747
Jarden Corp., 7.500%, 1/15/2020	350,000	376,250
Prestige Brands, Inc., 8.125%, 2/1/2020	412,000	455,260
Spectrum Brands Escrow Corp., 6.375%, 11/15/2020 (5)(6)	28,000	29,050
Spectrum Brands Escrow Corp., 6.625%, 11/15/2022 (5)(6)	14,000	14,385
Spectrum Brands, Inc., 6.750%, 3/15/2020	492,000	521,520

		1,965,052

Internet — 1.0%
CyrusOne LP, 6.375%, 11/15/2022	127,000	128,270
Equinix, Inc., 7.000%, 7/15/2021	250,000	269,062
IAC/InterActiveCorp, 4.750%, 12/15/2022	53,000	49,158
Netflix, Inc., 5.375%, 2/1/2021 (5)(6)	505,000	510,050

		956,540

Iron/Steel — 1.9%
APERAM, 7.375%, 4/1/2016 (5)(6)	250,000	246,250
ArcelorMittal, 6.125%, 6/1/2018	270,000	279,112
ArcelorMittal, 6.750%, 2/25/2022	106,000	108,385

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Iron/Steel (continued)
ArcelorMittal, 7.500%, 10/15/2039	$460,000	$ 427,800
Commercial Metals Co., 7.350%, 8/15/2018	271,000	296,745
Steel Dynamics, Inc., 6.375%, 8/15/2022	27,000	28,283
Steel Dynamics, Inc., 7.625%, 3/15/2020	255,000	276,675
United States Steel Corp., 6.875%, 4/1/2021	177,000	175,672

		1,838,922

Leisure Time — 0.7%
Brunswick Corp., 4.625%, 5/15/2021 (5)(6)	119,000	111,563
Brunswick Corp., 7.375%, 9/1/2023	202,000	212,605
NCL Corp., Ltd., 5.000%, 2/15/2018 (5)(6)	14,000	13,895
Royal Caribbean Cruises, Ltd., 7.250%, 6/15/2016	300,000	337,500

		675,563

Lodging — 1.7%
Marina District Finance Co., Inc., 9.500%, 10/15/2015	473,000	500,789
Marina District Finance Co., Inc., 9.875%, 8/15/2018	60,000	64,950
MGM Resorts International, 6.625%, 12/15/2021	465,000	472,556
MGM Resorts International, 6.750%, 10/1/2020	38,000	38,855
MGM Resorts International, 7.750%, 3/15/2022	243,000	259,402
MGM Resorts International, 8.625%, 2/1/2019	109,000	122,898
Wynn Las Vegas LLC, 5.375%, 3/15/2022	50,000	49,625
Wynn Las Vegas LLC, 7.750%, 8/15/2020	150,000	168,375

		1,677,450

Media — 2.5%
Block Communications, Inc., 7.250%, 2/1/2020 (5)(6)	334,000	351,535
Cablevision Systems Corp., 5.875%, 9/15/2022	125,000	120,000
Cablevision Systems Corp., 8.000%, 4/15/2020	358,000	398,275
CCO Holdings LLC, 5.125%, 2/15/2023	100,000	90,250
CCO Holdings LLC, 7.375%, 6/1/2020	380,000	408,500
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	17,000	16,958
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	116,000	116,870
DISH DBS Corp., 5.000%, 3/15/2023	359,000	332,972
DISH DBS Corp., 7.875%, 9/1/2019	225,000	254,812
Sinclair Television Group Inc, 5.375%, 4/1/2021	146,000	139,065
XM Satellite Radio, Inc., 7.625%, 11/1/2018 (5)(6)	223,000	243,628

		2,472,865

Mining — 0.7%
FMG Resources August 2006 Pty, Ltd., 7.000%, 11/1/2015 (5)(6)	440,000	455,400

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining (continued)
Hecla Mining Co., 6.875%, 5/1/2021 (5)(6)	$220,000	$201,300

		656,700

Miscellaneous Manufacturing — 0.6%
Bombardier, Inc., 6.125%, 1/15/2023 (5)(6)	211,000	208,890
Koppers, Inc., 7.875%, 12/1/2019	359,000	387,720

		596,610

Office Furnishings — 0.3%
Interface, Inc., 7.625%, 12/1/2018	244,000	263,825

Oil & Gas — 9.3%
Atlas Energy Holdings Operating Co. LLC, 7.750%, 1/15/2021 (5)(6)	297,000	276,952
Berry Petroleum Co., 6.750%, 11/1/2020	152,000	155,040
Bill Barrett Corp., 7.000%, 10/15/2022	80,000	78,000
Bill Barrett Corp., 7.625%, 10/1/2019	300,000	304,500
Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	290,000	296,525
BreitBurn Energy Partners LP, 7.875%, 4/15/2022	55,000	54,725
BreitBurn Energy Partners LP, 8.625%, 10/15/2020	331,000	352,515
Calumet Specialty Products Partners LP, 9.375%, 5/1/2019	286,000	316,030
Chesapeake Energy Corp., 6.125%, 2/15/2021	14,000	14,630
Chesapeake Energy Corp., 6.625%, 8/15/2020	318,000	342,645
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019	443,000	447,430
Cimarex Energy Co., 5.875%, 5/1/2022	126,000	128,520
Comstock Resources, Inc., 7.750%, 4/1/2019	116,000	120,060
Comstock Resources, Inc., 8.375%, 10/15/2017	112,000	117,600
Concho Resources, Inc., 6.500%, 1/15/2022	379,000	403,635
Continental Resources, Inc., 5.000%, 9/15/2022	157,000	159,355
Denbury Resources, Inc., 4.625%, 7/15/2023	26,000	23,335
Denbury Resources, Inc., 6.375%, 8/15/2021	175,000	184,188
Energy XXI Gulf Coast, Inc., 7.750%, 6/15/2019	220,000	229,900
EP Energy LLC, 9.375%, 5/1/2020	230,000	254,150
EV Energy Partners LP, 8.000%, 4/15/2019	386,000	387,930
EXCO Resources, Inc., 7.500%, 9/15/2018	250,000	246,250
Frontier Oil Corp., 6.875%, 11/15/2018	400,000	428,000
Gulfport Energy Corp., 7.750%, 11/1/2020 (5)(6)	276,000	289,800
Halcon Resources Corp., 8.875%, 5/15/2021	127,000	127,953
Hercules Offshore, Inc., 7.125%, 4/1/2017 (5)(6)	169,000	179,985
Linn Energy LLC, 6.250%, 11/1/2019 (5)(6)	69,000	63,825
Linn Energy LLC, 7.750%, 2/1/2021	384,000	374,400
Linn Energy LLC, 8.625%, 4/15/2020	210,000	212,100
Northern Tier Energy LLC, 7.125%, 11/15/2020 (5)(6)	216,000	214,920

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Oasis Petroleum, Inc., 6.875%, 1/15/2023	$205,000	$ 216,787
Parker Drilling Co., 9.125%, 4/1/2018	275,000	294,250
Plains Exploration & Production Co., 6.750%, 2/1/2022	205,000	218,310
QEP Resources, Inc., 6.875%, 3/1/2021	247,000	269,230
SandRidge Energy, Inc., 7.500%, 3/15/2021	292,000	292,000
SandRidge Energy, Inc., 7.500%, 2/15/2023	104,000	101,140
Swift Energy Co., 7.875%, 3/1/2022	301,000	293,475
Unit Corp., 6.625%, 5/15/2021	404,000	414,100
W&T Offshore, Inc., 8.500%, 6/15/2019	260,000	276,900

		9,161,090

Oil & Gas Services — 2.4%
Calfrac Holdings LP, 7.500%, 12/1/2020 (5)(6)	373,000	377,662
CGG, 6.500%, 6/1/2021	300,000	305,250
Hornbeck Offshore Services, Inc., 5.000%, 3/1/2021 (5)(6)	50,000	48,000
Key Energy Services, Inc., 6.750%, 3/1/2021	168,000	166,740
Petroleum Geo-Services ASA, 7.375%, 12/15/2018 (5)(6)	250,000	275,000
Pioneer Energy Services Corp., 9.875%, 3/15/2018	265,000	287,856
Seitel, Inc., 9.500%, 4/15/2019	194,000	195,940
SESI LLC, 6.375%, 5/1/2019	245,000	259,088
SESI LLC, 7.125%, 12/15/2021	150,000	163,125
Trinidad Drilling, Ltd., 7.875%, 1/15/2019 (5)(6)	261,000	277,313

		2,355,974

Packaging & Containers — 2.2%
AEP Industries, Inc., 8.250%, 4/15/2019	424,000	455,800
Ardagh Packaging Finance PLC, 7.000%, 11/15/2020 (5)(6)	200,000	195,500
Berry Plastics Corp., 9.500%, 5/15/2018	217,000	236,801
Greif, Inc., 6.750%, 2/1/2017	265,000	291,500
Greif, Inc., 7.750%, 8/1/2019	100,000	114,000
Sealed Air Corp., 8.125%, 9/15/2019 (5)(6)	55,000	61,325
Sealed Air Corp., 8.375%, 9/15/2021 (5)(6)	300,000	340,875
Silgan Holdings, Inc., 5.000%, 4/1/2020	465,000	465,000

		2,160,801

Pharmaceuticals — 1.8%
Endo Health Solutions, Inc., 7.000%, 12/15/2020	47,000	48,410
Endo Health Solutions, Inc., 7.250%, 1/15/2022	425,000	436,687
Grifols, Inc., 8.250%, 2/1/2018	340,000	369,750
NBTY, Inc., 9.000%, 10/1/2018	369,000	406,822
Valeant Pharmaceuticals International, 6.875%, 12/1/2018 (5)(6)	150,000	159,750
Valeant Pharmaceuticals International, 7.250%, 7/15/2022 (5)(6)	100,000	106,500
Warner Chilcott Co. LLC, 7.750%, 9/15/2018	255,000	279,863

		1,807,782

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines — 3.3%
Access Midstream Partners LP, 5.875%, 4/15/2021	$235,000	$ 242,637
Atlas Pipeline Partners LP, 6.625%, 10/1/2020 (5)(6)	305,000	308,050
Atlas Pipeline Partners LP, 6.625%, 10/1/2020 (5)(6)	57,000	57,570
Copano Energy LLC, 7.125%, 4/1/2021	332,000	379,354
Crosstex Energy LP, 8.875%, 2/15/2018	125,000	133,438
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019	268,000	270,680
El Paso LLC, 7.250%, 6/1/2018	250,000	283,370
Genesis Energy LP, 7.875%, 12/15/2018	320,000	341,600
Holly Energy Partners LP, 6.500%, 3/1/2020	42,000	43,470
Holly Energy Partners LP, 8.250%, 3/15/2018	300,000	319,500
MarkWest Energy Partners LP, 6.500%, 8/15/2021	413,000	440,877
Penn Virginia Resource Partners LP, 8.250%, 4/15/2018	214,000	222,560
Targa Resources Partners LP, 6.375%, 8/1/2022	188,000	195,520
Targa Resources Partners LP, 7.875%, 10/15/2018	50,000	54,375

		3,293,001

Real Estate Investment Trusts — 0.8%
iStar Financial, Inc., 7.125%, 2/15/2018	220,000	237,600
MPT Operating Partnership LP, 6.375%, 2/15/2022	159,000	162,578
MPT Operating Partnership LP, 6.875%, 5/1/2021	298,000	315,135
Potlatch Corp., 7.500%, 11/1/2019	59,000	66,375

		781,688

Retail — 5.3%
AmeriGas Finance LLC, 6.750%, 5/20/2020	130,000	138,450
AmeriGas Finance LLC, 7.000%, 5/20/2022	8,000	8,480
AmeriGas Partners LP, 6.500%, 5/20/2021	250,000	259,375
Asbury Automotive Group, Inc., 8.375%, 11/15/2020 (5)(6)	196,000	217,560
Asbury Automotive Group, Inc., 8.375%, 11/15/2020	320,000	355,200
Brown Shoe Co., Inc., 7.125%, 5/15/2019	364,000	382,200
Claire’s Stores, Inc., 7.750%, 6/1/2020 (5)(6)	69,000	69,000
Claire’s Stores, Inc., 8.875%, 3/15/2019	98,000	105,840
Claire’s Stores, Inc., 9.000%, 3/15/2019 (5)(6)	256,000	286,400
Dillard’s, Inc., 7.130%, 8/1/2018	491,000	554,830
L Brands, Inc., 5.625%, 2/15/2022	137,000	138,713
L Brands, Inc., 7.000%, 5/1/2020	300,000	330,750
Pantry, Inc., 8.375%, 8/1/2020	266,000	283,290
Penske Automotive Group, Inc., 5.750%, 10/1/2022	236,000	234,820
Ruby Tuesday, Inc., 7.625%, 5/15/2020	425,000	427,125
Sally Holdings LLC, 6.875%, 11/15/2019	300,000	328,500
Sears Holdings Corp., 6.625%, 10/15/2018	618,000	574,740

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail (continued)
Sonic Automotive, Inc., 5.000%, 5/15/2023	$103,000	$ 95,790
Sonic Automotive, Inc., 7.000%, 7/15/2022	161,000	174,886
Suburban Propane Partners LP, 7.500%, 10/1/2018	261,000	281,227

		5,247,176

Semiconductors — 0.8%
Advanced Micro Devices, Inc., 7.500%, 8/15/2022	52,000	49,270
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	500,000	521,250
Amkor Technology, Inc., 6.375%, 10/1/2022	268,000	258,620

		829,140

Software — 0.6%
ACI Worldwide, Inc., 6.375%, 8/15/2020 (5)(6)	336,000	340,200
MedAssets, Inc., 8.000%, 11/15/2018	222,000	239,760

		579,960

Storage/Warehousing — 0.3%
Mobile Mini, Inc., 7.875%, 12/1/2020	272,000	297,840

Telecommunications — 8.7%
CenturyLink, Inc., 5.625%, 4/1/2020	18,000	17,730
CenturyLink, Inc., 5.800%, 3/15/2022	283,000	268,850
Cincinnati Bell, Inc., 8.375%, 10/15/2020	135,000	143,775
Cincinnati Bell, Inc., 8.750%, 3/15/2018	264,000	275,220
Crown Castle International Corp., 5.250%, 1/15/2023	29,000	27,550
DigitalGlobe, Inc., 5.250%, 2/1/2021 (5)(6)	222,000	209,235
EarthLink, Inc., 7.375%, 6/1/2020 (5)(6)	168,000	165,060
EarthLink, Inc., 8.875%, 5/15/2019	426,000	413,220
Fairpoint Communications, Inc., 8.750%, 8/15/2019 (5)(6)	250,000	253,750
Frontier Communications Corp., 7.125%, 1/15/2023	273,000	266,857
Frontier Communications Corp., 8.250%, 4/15/2017	250,000	283,750
Frontier Communications Corp., 9.250%, 7/1/2021	254,000	289,560
GCI, Inc., 6.750%, 6/1/2021	109,000	104,095
GCI, Inc., 8.625%, 11/15/2019	300,000	313,500
Hughes Satellite Systems Corp., 6.500%, 6/15/2019	79,000	83,543
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	300,000	323,250
Inmarsat Finance PLC, 7.375%, 12/1/2017 (5)(6)	200,000	209,000
Intelsat Jackson Holdings SA, 5.500%, 8/1/2023 (5)(6)	96,000	89,520
Intelsat Luxembourg SA, 7.750%, 6/1/2021 (5)(6)	176,000	181,940
Level 3 Communications, Inc., 8.875%, 6/1/2019	33,000	35,393
Level 3 Financing, Inc., 8.125%, 7/1/2019	197,000	209,805

Description	Shares or Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Level 3 Financing, Inc., 8.625%, 7/15/2020	$258,000	$ 277,350
MetroPCS Wireless, Inc., 6.625%, 11/15/2020	330,000	343,612
MetroPCS Wireless, Inc., 7.875%, 9/1/2018	100,000	108,750
SBA Communications Corp., 5.625%, 10/1/2019	27,000	26,730
SBA Telecommunications, Inc., 5.750%, 7/15/2020	41,000	41,410
SBA Telecommunications, Inc., 8.250%, 8/15/2019	250,000	272,500
Sprint Capital Corp., 6.875%, 11/15/2028	50,000	45,375
Sprint Corp., 6.000%, 11/15/2022	149,000	140,060
Sprint Corp., 7.000%, 3/1/2020 (5)(6)	103,000	111,240
Sprint Corp., 7.000%, 8/15/2020	675,000	700,312
Sprint Corp., 9.000%, 11/15/2018 (5)(6)	264,000	308,880
ViaSat, Inc., 6.875%, 6/15/2020	576,000	606,240
Virgin Media Finance PLC, 8.375%, 10/15/2019	75,000	81,750
West Corp., 7.875%, 1/15/2019	175,000	188,563
Wind Acquisition Finance SA, 7.250%, 2/15/2018 (5)(6)	235,000	240,875
Wind Acquisition Finance SA, 11.750%, 7/15/2017 (5)(6)	400,000	420,000
Windstream Corp., 7.750%, 10/1/2021	350,000	359,625
Windstream Corp., 7.875%, 11/1/2017	125,000	139,375

		8,577,250

Transportation — 1.5%
Air Medical Group Holdings, Inc., 9.250%, 11/1/2018	108,000	117,450
Era Group, Inc., 7.750%, 12/15/2022	288,000	289,440
Gulfmark Offshore, Inc., 6.375%, 3/15/2022	469,000	477,208
Martin Midstream Partners LP, 8.875%, 4/1/2018	348,000	368,880
PHI, Inc., 8.625%, 10/15/2018	257,000	272,741

		1,525,719

Total Corporate Bonds & Notes (identified cost $90,885,978)		92,627,359

Short-Term Investments — 4.3%

Mutual Funds — 4.3%
BMO Prime Money Market Fund, Class I, 0.015% (10)	4,229,798	4,229,798

Total Short-Term Investments (identified cost $4,229,798)		4,229,798

Total Investments — 98.4% (identified cost $95,115,776)		96,857,157
Other Assets and Liabilities — 1.6%		1,622,856

Total Net Assets — 100.0%		$98,480,013

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Government Money Market Fund

Description	Shares or Principal Amount	Value
Municipals — 13.4%

Arizona — 2.1%
Maricopa County Industrial Development Authority, FNMA, 0.050%, 9/15/2035 (3)	$11,720,000	$ 11,720,000

California — 5.8%
Abag Finance Authority for Nonprofit Corporations, FNMA, 0.070%, 7/15/2035 (3)(7)	5,000,000	5,000,000
California Statewide Communities Development Authority, FNMA, 0.050%, 12/15/2037 (3)(7)	12,000,000	12,000,000
City of Concord, FHLMC, 0.070%, 12/1/2016 (3)(7)	4,010,000	4,010,000
Santa Cruz Redevelopment Agency, FNMA, 0.050%, 8/15/2035 (3)(7)	12,000,000	12,000,000

		33,010,000

Federal Home Loan Mortgage Corporation — 3.0%
Federal Home Loan Mortgage Corp., 0.100%, 9/15/2038 (3)(7)	5,265,000	5,265,000
Federal Home Loan Mortgage Corp., 0.100%, 7/15/2050 (3)(7)	11,715,000	11,715,000

		16,980,000

Maryland — 2.5%
Prince Georges County Housing Authority, FHLMC, 0.080%, 2/1/2040 (3)(7)	13,900,000	13,900,000

Total Municipals		75,610,000

Mutual Funds — 3.5%
BlackRock Liquidity Funds T-Funds, 0.040%	20,000,000	20,000,000

Total Mutual Funds		20,000,000

Repurchase Agreements — 59.5%
Agreement with Barclays Capital, Inc., 0.040%, dated 8/30/2013, to be repurchased at $80,000,356 on 9/3/2013, collateralized by a U.S. Government Treasury Agency Obligation with a maturity to 7/15/2016, with a market value of $81,536,147	$ 80,000,000	80,000,000
Agreement with Deutsche Bank Securities, Inc., 0.070%, dated 8/30/2013, to be repurchased at $100,000,778 on 9/3/2013, collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2043, with a market value of $101,708,392	100,000,000	100,000,000

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/30/2013, to be repurchased at $21,049,787 on 9/3/2013, collateralized by a U.S. Government Treasury Agency Obligation with a maturity to 9/30/2014, with a market value of $21,475,684	$21,049,787	$ 21,049,787
Agreement with Goldman Sachs Group, Inc., 0.050%, dated 8/30/2013, to be repurchased at $30,000,167 on 9/3/2013, collateralized by U.S. Government Agency Obligations with various maturities to 2/1/2042, with a market value of $30,527,608	30,000,000	30,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.030%, dated 8/28/2013, to be repurchased at $50,000,292 on 9/4/2013, collateralized by U.S. Government Treasury Obligations with various maturities to1/15/2016, with a market value of $50,988,241	50,000,000	50,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.050%, dated 8/30/2013, to be repurchased at $55,000,306 on 9/3/2013, collateralized by a U.S. Government Treasury Agency Obligation with a maturity to 2/27/2014, with a market value of $56,100,097	55,000,000	55,000,000

Total Repurchase Agreements		336,049,787

U.S. Government & U.S. Government Agency Obligations — 23.6%

Federal Home Loan Bank — 12.8%
0.060%, 10/4/2013 (9)	10,000,000	9,999,450
0.085%, 10/2/2013 (9)	4,200,000	4,199,693
0.125%, 9/3/2013 (9)	6,130,000	6,129,957
0.125%, 2/25/2014	10,000,000	9,996,499
0.125%, 5/20/2014	5,000,000	4,998,668
0.125%, 6/11/2014	5,000,000	4,997,973
0.125%, 7/25/2014	5,000,000	4,997,427
0.140%, 5/20/2014	5,000,000	4,999,571
0.156%, 6/5/2014 (3)	10,000,000	9,998,452
0.160%, 6/30/2014	5,000,000	4,999,490
0.250%, 7/25/2014	7,000,000	7,000,000

		72,317,180

Federal Home Loan Mortgage Corporation — 9.7%
0.090%, 10/8/2013 (9)	5,888,000	5,887,455
0.139%, 1/15/2014 (9)	5,500,000	5,497,110
0.150%, 9/4/2013 (9)	5,000,000	4,999,937
0.189%, 9/13/2013 (9)	10,000,000	9,999,370
0.375%, 10/30/2013	4,250,000	4,251,408
0.375%, 4/28/2014	6,250,000	6,257,486
0.500%, 10/15/2013	4,355,000	4,356,787
0.875%, 10/28/2013	10,000,000	10,011,236
1.000%, 8/27/2014	3,190,000	3,215,371

		54,476,160

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Money Market Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

Federal National Mortgage Association — 1.1%
1.350%, 3/21/2014	$2,000,000	$ 2,012,855
2.750%, 2/5/2014	4,360,000	4,407,349

		6,420,204

Total U.S. Government & U.S. Government Agency Obligations		133,213,544

Total Investments — 100.0% (at amortized cost)		564,873,331
Other Assets and Liabilities — 0.0%		58,468

Total Net Assets — 100.0%		$564,931,799

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 100.1%

Alabama — 4.8%
Chatom Industrial Development Board, 0.550%, 12/1/2024 (3)	$ 8,000,000	$ 8,000,000
Chatom Industrial Development Board, 0.600%, 8/1/2037 (3)	14,700,000	14,700,000
Mobile Industrial Development Board, 0.580%, 9/13/2013 (3)	16,500,000	16,500,015

		39,200,015

California — 4.1%
Deutsche Bank Spears/Lifers Trust, 0.160%, 12/1/2031 (3)	1,895,000	1,895,000
Deutsche Bank Spears/Lifers Trust, 0.160%, 2/1/2038 (3)	2,095,000	2,095,000
Deutsche Bank Spears/Lifers Trust, 0.210%, 8/1/2042 (3)(5)(6)	17,700,000	17,700,000
State of California, 0.140%, 3/1/2035 (3)(5)(6)	12,250,000	12,250,000

		33,940,000

Colorado — 4.1%
Colorado Educational & Cultural Facilities Authority, 0.160%, 3/1/2035 (3)	11,000,000	11,000,000
Colorado Health Facilities Authority, 0.120%, 1/1/2035 (3)	9,610,000	9,610,000
Colorado Housing & Finance Authority, 0.080%, 4/1/2038 (3)	6,985,000	6,985,000
Puttable Floating Option Tax-Exempt Receipts, 0.410%, 12/1/2028 (3)	5,700,000	5,700,000

		33,295,000

Connecticut — 1.2%
Connecticut Housing Finance Authority, 0.060%, 11/15/2036 (3)	2,295,000	2,295,000
Connecticut Housing Finance Authority, 0.060%, 5/15/2039 (3)	7,715,000	7,715,000

		10,010,000

District of Columbia — 0.2%
District of Columbia, 0.210%, 3/1/2026 (3)	1,890,000	1,890,000

Description	Principal Amount	Value
Municipals (continued)

Florida — 15.9%
City of Gulf Breeze, 1.000%, 12/1/2013 (3)	$14,970,000	$ 14,970,000
City of West Palm Beach, 0.300%, 10/1/2038 (3)	30,000,000	30,000,000
County of Brevard, 0.210%, 10/1/2019 (3)	1,825,000	1,825,000
County of St. Lucie, 0.080%, 9/1/2028 (3)	3,000,000	3,000,000
Highlands County Health Facilities Authority, 0.050%, 11/15/2037 (3)	20,000,000	20,000,000
Jacksonville Pollution Control, 0.190%, 9/12/2013	28,300,000	28,300,000
JP Morgan Chase Putters/Drivers Trust, 0.090%, 8/22/2014 (3)(5)(6)	20,000,000	20,000,000
JP Morgan Chase Putters/Drivers Trust, 0.160%, 11/1/2015 (3)(5)(6)	7,400,000	7,400,000
Putnam County Development Authority, 0.060%, 9/1/2024 (3)	4,400,000	4,400,000

		129,895,000

Georgia — 0.7%
Columbia County Development Authority, 0.160%, 8/1/2018 (3)	1,600,000	1,600,000
Savannah Economic Development Authority, 0.100%, 1/1/2016 (3)	4,085,000	4,085,000

		5,685,000

Idaho — 0.6%
Idaho Housing & Finance Association, FHLMC, 0.060%, 9/1/2044 (3)	4,950,000	4,950,000

Illinois — 6.5%
Deutsche Bank Spears/Lifers Trust, 0.140%, 12/1/2030 (3)	10,465,000	10,465,000
Deutsche Bank Spears/Lifers Trust, 0.160%, 1/1/2026 (3)(5)(6)	18,000,000	18,000,000
Illinois Housing Development Authority, 0.110%, 8/1/2042 (3)	8,500,000	8,500,000
JP Morgan Chase Putters/Drivers Trust, 0.510%, 11/1/2023 (3)(5)(6)	6,375,000	6,375,000
Phoenix Realty Special Account-U LP, 0.180%, 4/1/2020 (3)	8,075,000	8,075,000
Village of McCook, 0.090%, 12/1/2021 (3)	1,700,000	1,700,000

		53,115,000

Indiana — 4.0%
Barclays Capital Municipal Trust Receipts, 0.160%, 4/1/2030 (3)(5)(6)	7,770,000	7,770,000
County of Posey, 0.750%, 10/17/2013 (3)	17,000,000	17,000,000
Indiana Finance Authority, 0.060%, 2/1/2037 (3)	8,000,000	8,000,000

		32,770,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Iowa — 2.1%
Iowa Finance Authority, 0.070%, 6/1/2027 (3)	$ 3,690,000	$ 3,690,000
Iowa Finance Authority, 0.100%, 2/1/2027 (3)	3,250,000	3,250,000
Iowa Finance Authority, 0.110%, 12/1/2042 (3)	10,000,000	10,000,000

		16,940,000

Kansas — 1.1%
City of Burlington, 0.370%, 10/10/2013	4,000,000	4,000,000
City of Burlington, 0.370%, 10/10/2013	4,695,000	4,695,000

		8,695,000

Kentucky — 2.6%
County of Mason, 0.320%, 10/15/2014 (3)	8,200,000	8,200,000
County of Mason, 0.320%, 10/15/2014 (3)	5,325,000	5,325,000
Hardin County Water District No. 1, 0.060%, 9/1/2022 (3)	2,760,000	2,760,000
Louisville & Jefferson County Metropolitan Sewer District, 2.000%, 12/4/2013	5,000,000	5,020,084

		21,305,084

Louisiana — 1.6%
JP Morgan Chase Putters/Drivers Trust, 0.120%, 6/27/2014 (3)(5)(6)	3,500,000	3,500,000
Parish of St. James, 0.440%, 11/1/2039 (3)	10,000,000	10,000,000

		13,500,000

Massachusetts — 1.5%
BB&T Municipal Trust, 0.160%, 10/1/2028 (3)(5)(6)	11,685,000	11,685,000
Massachusetts Industrial Finance Agency, 0.100%, 12/1/2019 (3)	1,000,000	1,000,000

		12,685,000

Michigan — 0.1%
Michigan Strategic Fund, 0.100%, 6/1/2039 (3)	980,000	980,000

Minnesota — 1.5%
City of Bloomington, 0.110%, 12/1/2015 (3)	880,000	880,000
City of Bloomington, 0.110%, 12/1/2015 (3)	835,000	835,000
City of Eagan, FNMA, 0.070%, 1/15/2026 (3)	2,550,000	2,550,000
City of Ramsey, 0.180%, 12/1/2023 (3)	2,835,000	2,835,000
St. Paul Port Authority, 0.070%, 5/1/2025 (3)	5,255,000	5,255,000

		12,355,000

Mississippi — 1.9%
Claiborne County, 0.450%, 10/10/2013	5,500,000	5,500,000
Mississippi Business Finance Corp., 0.430%, 5/1/2037 (3)	10,124,000	10,124,000

		15,624,000

Description	Principal Amount	Value
Municipals (continued)

Missouri — 0.2%
Greene County Industrial Development Authority, 0.160%, 5/1/2039 (3)	$ 1,265,000	$ 1,265,000

Montana — 1.6%
City of Forsyth, 0.080%, 1/1/2018 (3)	13,375,000	13,375,000

Nebraska — 0.9%
Nebraska Investment Finance Authority, 0.100%, 12/1/2037 (3)	6,500,000	6,500,000
Nebraska Investment Finance Authority, 0.130%, 9/1/2031 (3)	600,000	600,000

		7,100,000

New Hampshire — 3.1%
New Hampshire Business Finance Authority, 0.350%, 9/1/2030 (3)	25,000,000	25,000,000

New Jersey — 3.3%
Borough of Wildwood Crest, 1.250%, 10/16/2013	7,419,400	7,425,309
Rib Floater Trust Various States, 0.110%, 7/3/2017 (3)(5)(6)	19,505,000	19,505,000

		26,930,309

New York — 7.9%
Binghamton City School District, State Aid Withholding, 1.000%, 1/24/2014	7,200,000	7,210,211
Canton Central School District, 1.000%, 7/9/2014	14,425,000	14,483,727
City of New York, 0.050%, 8/1/2022 (3)	6,900,000	6,900,000
Eagle Tax-Exempt Trust, 0.100%, 6/15/2035 (3)(5)(6)	9,475,000	9,475,000
East Moriches Union Free School District, State Aid Withholding, 1.000%, 6/19/2014	3,000,000	3,012,128
Lansingburgh Central School District at Troy, State Aid Withholding, 1.000%, 7/11/2014	16,280,000	16,350,781
Utica Industrial Development Agency, 0.130%, 7/15/2029 (3)	6,815,000	6,815,000

		64,246,847

Ohio — 2.9%
County of Warren, 0.240%, 9/1/2015 (3)	5,190,000	5,190,000
Montgomery County Transportation Improvement District, 1.500%, 2/13/2014	6,945,000	6,977,568
Ohio State Higher Educational Facility Commission, 0.140%, 1/15/2046 (3)	11,250,000	11,250,000

		23,417,568

Oklahoma — 0.3%
Tulsa Industrial Authority, 0.260%, 11/1/2026 (3)	2,515,000	2,515,000

Pennsylvania — 4.5%
Barclays Capital Municipal Trust Receipts, 0.160%, 8/1/2038 (3)(5)(6)	11,870,000	11,870,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Butler County Hospital Authority, 0.090%, 10/1/2032 (3)	$11,145,000	$11,145,000
Delaware County Industrial Development Authority, 0.090%, 7/1/2043 (3)	3,615,000	3,615,000
Montgomery County Industrial Development Authority, 0.100%, 2/1/2018 (3)(5)(6)	10,425,000	10,425,000

		37,055,000

South Carolina — 0.6%
South Carolina Jobs-Economic Development Authority, 0.120%, 6/1/2030 (3)	5,000,000	5,000,000

South Dakota — 1.7%
South Dakota Housing Development Authority, 0.140%, 5/1/2048 (3)	7,070,000	7,070,000
South Dakota Housing Development Authority, 0.140%, 11/1/2048 (3)	6,500,000	6,500,000

		13,570,000

Texas — 3.7%
Atascosa County Industrial Development Corp., 0.130%, 6/30/2020 (3)	3,700,000	3,700,000
Dallam County Industrial Development Corp., 0.110%, 5/1/2039 (3)	2,800,000	2,800,000
Deutsche Bank Spears/Lifers Trust, 0.140%, 8/15/2029 (3)	10,000,000	10,000,000
JP Morgan Chase Putters/Drivers Trust, 0.070%, 10/1/2029 (3)(5)(6)	2,165,000	2,165,000
JP Morgan Chase Putters/Drivers Trust, 0.110%, 3/1/2016 (3)(5)(6)	11,250,000	11,250,000

		29,915,000

Virginia — 0.5%
Barclays Capital Municipal Trust Receipts, 0.160%, 2/1/2028 (3)(5)(6)	3,335,000	3,335,000
Suffolk Redevelopment & Housing Authority, 0.210%, 9/1/2019 (3)	1,005,000	1,005,000

		4,340,000

Washington — 6.1%
Barclays Capital Municipal Trust Receipts, 0.160%, 6/1/2039 (3)(5)(6)	16,870,000	16,870,000
Central Puget Sound Regional Transit Authority, 0.060%, 5/1/2029 (3)	8,380,000	8,380,000
Central Puget Sound Regional Transit Authority, 0.090%, 11/1/2034 (3)(5)(6)	4,250,000	4,250,000
Puttable Floating Option Tax-Exempt Receipts, 0.060%, 1/1/2024 (3)(5)(6)	17,000,000	17,000,000

Description	Shares or Principal Amount	Value
Municipals (continued)

Washington (continued)
Washington State Housing Finance Commission, 0.160%, 7/1/2028 (3)	$ 3,660,000	$ 3,660,000

		50,160,000

Wisconsin — 8.3%
Baldwin-Woodville Area School District, 2.300%, 4/1/2014 (4)	4,680,000	4,701,809
City of Milwaukee, 0.220%, 2/15/2032 (3)	15,000,000	15,000,000
Menasha Joint School District, 1.500%, 2/3/2014	4,000,000	4,007,578
Sun Prairie Area School District, 1.000%, 11/1/2013	9,000,000	9,005,913
Wisconsin Health & Educational Facilities Authority, 0.070%, 3/1/2038 (3)	7,400,000	7,400,000
Wisconsin Health & Educational Facilities Authority, 0.130%, 12/1/2027 (3)	2,420,000	2,420,000
Wisconsin Health & Educational Facilities Authority, 0.260%, 8/15/2034 (3)	25,754,260	25,754,260

		68,289,560

Total Municipals		819,013,383

Mutual Funds — 0.4%
Federated Tax-Free Obligations Fund, Class I, 0.010%	3,589,460	3,589,460

Total Mutual Funds		3,589,460

Total Investments — 100.5% (at amortized cost)		822,602,843
Other Assets and Liabilities — (0.5)%		(4,204,889)

Total Net Assets — 100.0%		$818,397,954

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 18.9%

Banks — 14.8%
Bank of Nova Scotia/Houston, 0.270%, 8/8/2014 (3)	$73,000,000	$ 73,000,000
Bank of Nova Scotia/Houston, 0.476%, 3/27/2014 (3)	9,000,000	9,008,593
Canadian Imperial Bank of Commerce/New York, 0.270%, 11/8/2013 (3)	75,000,000	75,000,000
Canadian Imperial Bank of Commerce/New York, 0.270%, 8/14/2014 (3)	50,000,000	50,000,000
Rabobank Nederland NY, 0.270%, 12/18/2013	20,000,000	20,000,893
Rabobank Nederland NY, 0.301%, 9/3/2014 (3)	35,000,000	35,000,000
Rabobank Nederland NY, 0.418%, 10/15/2013 (3)	25,000,000	25,000,000
Royal Bank of Canada/New York, 0.300%, 2/28/2014 (3)	35,000,000	35,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Certificates of Deposit (continued)

Banks (continued)
Royal Bank of Canada/New York, 0.310%, 2/3/2014 (3)	$ 75,000,000	$ 75,000,000
Skandinaviska Enskilda Banken AB/New York, 0.461%, 1/8/2014 (3)	50,000,000	50,000,000
Toronto Dominion Bank, 0.254%, 7/24/2014 (3)	20,000,000	20,000,000
Toronto Dominion Bank, 0.266%, 10/21/2013 (3)	50,000,000	50,000,000
Toronto Dominion Bank, 0.300%, 5/13/2014	75,000,000	75,000,000

		592,009,486

European Time Deposit — 4.1%
DNB NOR Bank ASA Cayman, 0.080%, 9/3/2013	100,000,000	100,000,000
Svenska Handelsbanken, Inc., 0.080%, 9/3/2013	65,000,000	65,000,000

		165,000,000

Total Certificates of Deposit		757,009,486

Commercial Paper — 39.1%

Asset-Backed Securities — 19.3%
Bryant Park Funding LLC, 0.070%, 9/3/2013 (5)(6)(9)	125,000,000	124,999,514
Chariot Funding LLC, 0.270%, 9/6/2013 (5)(6)(9)	50,000,000	49,998,125
Chariot Funding LLC, 0.300%, 2/10/2014 (5)(6)(9)	25,000,000	24,966,250
Jupiter Securitization Corp., 0.240%, 11/7/2013 (5)(6)(9)	25,000,000	24,988,833
Jupiter Securitization Corp., 0.240%, 11/25/2013 (5)(6)(9)	25,000,000	24,985,833
Jupiter Securitization Corp., 0.240%, 12/3/2013 (5)(6)(9)	25,000,000	24,984,500
Jupiter Securitization Corp., 0.240%, 2/3/2014 (5)(6)(9)	25,000,000	24,974,167
Kells Funding LLC, 0.250%, 10/30/2013 (5)(6)(9)	40,000,000	39,982,700
Kells Funding LLC, 0.250%, 1/17/2014 (5)(6)(9)	35,000,000	34,965,972
Kells Funding LLC, 0.260%, 10/18/2013 (5)(6)(9)	50,000,000	49,983,269
Liberty Street Funding LLC, 0.050%, 9/3/2013 (5)(6)(9)	41,565,000	41,564,885
Liberty Street Funding LLC, 0.170%, 12/2/2013 (5)(6)(9)	27,000,000	26,988,270
Liberty Street Funding LLC, 0.190%, 10/1/2013 (5)(6)(9)	25,000,000	24,996,042
Liberty Street Funding LLC, 0.190%, 10/8/2013 (5)(6)(9)	25,000,000	24,995,118
Old Line Funding LLC, 0.240%, 12/2/2013 (5)(6)(9)	50,000,000	49,969,333
Regency Markets No. 1 LLC, 0.150%, 9/20/2013 (5)(6)(9)	75,000,000	74,994,063
Regency Markets No. 1 LLC, 0.160%, 9/23/2013 (5)(6)(9)	20,000,000	19,998,044
Thunder Bay Funding LLC, 0.240%, 11/18/2013 (5)(6)(9)	13,095,000	13,088,191
Thunder Bay Funding LLC, 0.240%, 12/13/2013 (5)(6)(9)	25,000,000	24,982,833

Description	Principal Amount	Value
Commercial Paper (continued)

Asset-Backed Securities (continued)
Thunder Bay Funding LLC, 0.240%, 1/21/2014 (5)(6)(9)	$50,000,000	$ 49,952,667

		776,358,609

Automobiles — 1.3%
Toyota Motor Credit Corp., 0.290%, 9/24/2013 (9)	50,000,000	49,990,736

Consumer Products — 0.6%
Reckitt Benckiser Treasury Services PLC, 0.410%, 3/10/2014 (5)(6)(9)	25,000,000	24,945,903

Diversified Financial Services — 1.2%
General Electric Capital Corp., 0.230%, 1/24/2014 (9)	50,000,000	49,953,680

Foreign Banks — 16.1%
Australia and New Zealand Banking Group, 0.300%, 10/10/2013 (5)(6)(9)	28,523,000	28,513,730
Commonwealth Bank Australia, 0.303%, 10/4/2013 (3)(5)(6)	50,000,000	49,999,693
Commonwealth Bank Australia, 0.313%, 9/5/2013 (3)(5)(6)	50,000,000	50,000,000
DNB Bank ASA, 0.373%, 12/5/2013 (3)(5)(6)	50,000,000	49,999,346
HSBC Bank PLC, 0.286%, 6/6/2014 (3)(5)(6)	50,000,000	50,000,000
Nordea Bank AB, 0.240%, 11/18/2013 (5)(6)(9)	50,000,000	49,974,000
Nordea Bank AB, 0.250%, 1/6/2014 (5)(6)(9)	32,000,000	31,971,513
Nordea Bank AB, 0.250%, 1/13/2014 (5)(6)(9)	50,000,000	49,953,472
Rabobank U.S. Financial Corp., 0.255%, 11/7/2013 (9)	50,000,000	49,976,271
Skandinaviska Enskilda Banken AB, 0.285%, 1/3/2014 (5)(6)(9)	13,000,000	12,987,238
Skandinaviska Enskilda Banken AB, 0.285%, 2/18/2014 (5)(6)(9)	35,000,000	34,952,896
Skandinaviska Enskilda Banken AB, 0.290%, 2/27/2014 (5)(6)(9)	50,000,000	49,927,903
Svenska Handelsbanken, Inc., 0.240%, 10/22/2013 (5)(6)(9)	25,000,000	24,991,500
Svenska Handelsbanken, Inc., 0.250%, 1/28/2014 (5)(6)(9)	60,000,000	59,937,917
Swedbank, 0.270%, 12/2/2013 (9)	30,970,000	30,948,631
Swedbank, 0.290%, 12/10/2013 (9)	20,000,000	19,983,889

		644,117,999

Insurance — 0.6%
Prudential PLC, 0.290%, 2/7/2014 (5)(6)(9)	23,970,000	23,939,298

Total Commercial Paper		1,569,306,225

Corporate Bonds & Notes — 0.7%

Diversified Financial Services — 0.5%
General Electric Capital Corp., 2.100%, 1/7/2014	18,721,000	18,831,224

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Foreign Banks — 0.2%
Nordea Bank AB, 2.125%, 1/14/2014 (5)(6)	$10,000,000	$ 10,066,343

Total Corporate Bonds & Notes		28,897,567

Funding Agreements — 2.9%

Insurance — 2.9%
Metropolitan Life Insurance Co., 0.395%, 3/1/2014 (3)(5)(8)	65,000,000	65,000,000
Metropolitan Life Insurance Co., 0.419%, 11/1/2013 (3)(5)(8)	50,000,000	50,000,000

Total Funding Agreements		115,000,000

Municipals — 13.6%

Alaska — 0.1%
City of Valdez, 0.040%, 12/1/2029 (3)	5,800,000	5,800,000

Federal Home Loan Mortgage Corporation — 0.3%
FHLMC Multifamily Variable Rate Demand Certificates, 0.100%, 9/15/2038 (3)(7)	12,805,000	12,805,000

Georgia — 1.0%
Monroe County Development Authority, 0.090%, 11/1/2048 (3)	40,000,000	40,000,000

Hawaii — 0.5%
Hawaii State Department of Budget & Finance, 0.160%, 3/1/2037 (3)(7)	19,485,000	19,485,000

Iowa — 0.2%
Iowa Finance Authority, 0.090%, 1/1/2039 (3)(7)	8,390,000	8,390,000

Louisiana — 2.5%
City of Baton Rouge, 0.030%, 3/1/2022 (3)	48,125,000	48,125,000
City of Baton Rouge, 0.030%, 12/1/2040 (3)	50,000,000	50,000,000

		98,125,000

Michigan — 1.0%
University of Michigan, 0.040%, 4/1/2038 (3)	41,125,000	41,125,000

Minnesota — 0.3%
Minnesota Office of Higher Education, 0.070%, 12/1/2043 (3)(7)	10,300,000	10,300,000

Nevada — 0.2%
Nevada Housing Division, 0.160%, 4/1/2041 (3)(7)	8,460,000	8,460,000

New York — 4.8%
New York City Housing Development Corp., FNMA, 0.060%, 5/15/2034 (3)(7)	44,500,000	44,500,000
New York City Housing Development Corp., FNMA, 0.060%, 6/15/2034 (3)(7)	49,000,000	49,000,000
New York State Housing Finance Agency, FNMA, 0.060%, 11/15/2038 (3)(7)	56,100,000	56,100,000

Description	Shares or Principal Amount	Value
Municipals (continued)

New York (continued)
RBC Municipal Products, Inc. Trust, 0.260%, 10/1/2014 (3)(7)	$ 44,395,000	$ 44,395,000

		193,995,000

North Dakota — 0.3%
North Dakota Housing Finance Agency, 0.070%, 1/1/2039 (3)(7)	13,155,000	13,155,000

Tennessee — 0.3%
Johnson City Health & Educational Facilities Board, 0.150%, 8/15/2043 (3)	11,075,000	11,075,000

Vermont — 0.4%
BB&T Municipal Trust, 0.390%, 5/1/2027 (3)	17,325,000	17,325,000

Wisconsin — 0.7%
Wisconsin Housing & Economic Development Authority, 0.070%, 3/1/2035 (3)(7)	14,035,000	14,035,000
Wisconsin Housing & Economic Development Authority, 0.070%, 9/1/2035 (3)(7)	14,485,000	14,485,000

		28,520,000

Wyoming — 1.0%
County of Lincoln, 0.040%, 11/1/2014 (3)	16,800,000	16,800,000
County of Lincoln, 0.040%, 11/1/2014 (3)	21,420,000	21,420,000

		38,220,000

Total Municipals		546,780,000

Mutual Funds — 4.3%
BlackRock Liquidity Funds TempFund, 0.107%	175,000,000	175,000,000

Total Mutual Funds		175,000,000

Notes-Variable — 5.2%

Diversified Financial Services — 1.4%
General Electric Capital Corp., 1.121%, 1/7/2014 (3)	$ 9,400,000	9,427,868
Toyota Motor Credit Corp., 0.324%, 9/9/2013 (3)	48,500,000	48,500,000

		57,927,868

Foreign Banks — 3.4%
Australia & New Zealand Banking Group, 1.009%, 1/10/2014 (3)(5)(6)	50,000,000	50,125,930
National Australia Bank, Ltd., 0.865%, 11/12/2013 (3)(5)(6)	20,000,000	20,023,919
National Australia Bank, Ltd., 0.966%, 11/8/2013 (3)(5)(6)	50,000,000	50,065,917
Westpac Banking Corp., 1.006%, 3/31/2014 (3)(5)(6)	15,550,000	15,612,950

		135,828,716

Insurance — 0.4%
MetLife Institutional Funding, 0.339%, 1/10/2014 (3)(5)(6)	15,000,000	15,000,000

Total Notes-Variable		208,756,584

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements — 10.2%
Agreement with Deutsche Bank Securities, Inc., 0.060%, dated 8/30/2013, to be repurchased at $150,001,000 on 9/3/2013, collateralized by U.S. Government Agency Obligations with various maturities to 6/5/2036, with a market value of $152,472,133	$150,000,000	$150,000,000
Agreement with Fixed Income Clearing Corp., 0.000%, dated 8/30/2013, to be repurchased at $89,364,082 on 9/3/2013, collateralized by U.S. Government Treasury Obligations with various maturities to 6/30/2017, with a market value of $91,156,518	89,364,082	89,364,082
Agreement with Goldman Sachs Group, Inc., 0.050%, dated 8/30/2013, to be repurchased at $70,000,389 on 9/3/2013, collateralized by U.S. Government Agency Obligations with various maturities to 8/1/2043, with a market value of $71,202,869	70,000,000	70,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.030%, dated 8/27/2013, to be repurchased at $100,000,583 on 9/3/2013, collateralized by a U.S. Government Treasury Obligation with a maturity of 7/31/2014, with a market value of $101,989,660	100,000,000	100,000,000

Total Repurchase Agreements		409,364,082

Trust Demand Notes — 3.6%

Broker/Dealers — 3.6%
JP Morgan Securities, Inc., 0.230%, 9/4/2013 (3)	143,000,000	143,000,000

Total Trust Demand Notes		143,000,000

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 1.5%

Federal Home Loan Bank — 0.6%
0.250%, 7/25/2014	$25,000,000	$ 25,000,000

Federal Home Loan Mortgage Corporation — 0.9%
0.150%, 9/4/2013 (9)	35,000,000	34,999,563

Total U.S. Government & U.S. Government Agency Obligations		59,999,563

Total Investments — 100.0% (at amortized cost)		4,013,113,507
Other Assets and Liabilities — 0.0%		205,060

Total Net Assets — 100.0%		$4,013,318,567

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2013. Call dates contained within the Schedules of Investments represent the next possible date the security can be redeemed, at the option of the issuer, determined as of August 31, 2013. Maturity dates contained within the Schedules of Investments represent the stated legal maturity date or mandatory put date. In accordance with Rule 2a-7, securities held in the money market funds provide for the return of principal and interest within 397 days due to a scheduled final maturity date or through specific demand features. Demand features entitle a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated broker-dealers.
(2)	Non-income producing.
(3)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2013.
(4)	Purchased on a when-issued or delayed delivery basis.
(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2013, these securities amounted to:

Fund	Amount	% of Total Net Assets
Ultra Short Tax-Free Fund	$84,734,835	10.11%
Short Tax-Free Fund	858,049	1.74
Short-Term Income Fund	33,151,518	14.47
Short-Intermediate Bond Fund	21,871,420	15.42
Intermediate Tax-Free Fund	1,815,785	0.15
Government Income Fund	4,925,497	2.82

Fund	Amount	% of Total Net Assets
TCH Corporate Income Fund	$18,726,706	14.48%
TCH Core Plus Bond Fund	77,689,003	9.90
Monegy High Yield Bond Fund	20,842,706	21.16
Tax-Free Money Market Fund	210,825,000	25.76
Prime Money Market Fund	1,644,348,077	40.97

(6)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds.
(7)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 3.18%, 11.31%, and 7.35%, respectively, as calculated based upon total portfolio market value.
(8)	Securities have redemption features that may delay redemption beyond seven days.
(9)	Each issue shows the rate of the discount at the time of purchase.
(10)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(11)	Foreign security value denominated in U.S. Dollars. Principal amount listed represents adjusted par in local currency.
(12)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.
(13)	Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.
(14)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

The following acronyms may be referenced throughout this report:

ACA         — American Capital Access Corporation

ADED      — Arkansas Department of Economic Development

ADR         — American Depository Receipt

AGC        — Assured Guaranty Corporation

AGM        — Federal Agricultural Mortgage Corporation

AMBAC   — American Municipal Bond Assurance Corporation

AMT        — Alternative Minimum Tax

BAM        — Build America Mutual Assurance Company

BHAC      — Berkshire Hathaway Assurance Corporation

BMA        — Bond Market Association

CFC         — Cooperative Finance Corporation

CIFG       — CDC IXIS Financial Guaranty

COLL      — Collateralized

ETF          — Exchange Traded Fund

FDIC       — Federal Depository Insurance Corporation

FGIC       — Financial Guaranty Insurance Corporation

FHA         — Federal Housing Administration

FHLB       — Federal Home Loan Bank

FHLMC   — Federal Home Loan Mortgage Corporation

FNMA     — Federal National Mortgage Association

FRN         — Floating Rate Note

FSA          — Financial Security Assurance Corporation

GDR        — Global Depository Receipt

GNMA    — Government National Mortgage Association

GO           — Government Obligation

HFDC      — Health Facility Development Corporation

HUD        — Department of Housing and Urban Development

IDC             — Industrial Development Corporation

IMI             — Investors Mortgage Insurance Company

INS             — Insured

LIQ             — Liquidity Agreement

LLC            — Limited Liability Corporation

LOC            — Letter of Credit

LP               — Limited Partnership

LT               — Limited Tax

MBIA          — Municipal Bond Insurance Association

MHF           — Maryland Housing Fund

MTN           — Medium Term Note

NATL-RE  — National Rural Utilities Cooperative Finance

                     Corporation Reinsurance

PCA            — Pollution Control Authority

PLC            — Public Limited Company

PSF             — Permanent School Fund Guaranteed

PUFG         — Permanent University Fund Guarantee

Q-SBLF      — Qualified School Bond Loan Fund

RADIAN    — Radian Asset Assurance

REITs         — Real Estate Investment Trusts

REMIC       — Real Estate Mortgage Investment Conduit

TCRs          — Transferable Custody Receipts

TLGP          — Temporary Liquidity Guarantee Program

TRANs       — Tax and Revenue Anticipation Notes

UT              — Unlimited Tax

VRNs          — Variable Rate Notes

XLCA         — XL Capital Assurance

August 31, 2013

Statements of Assets and Liabilities	BMO Funds

	Low Volatility Equity Fund (1)	Large-Cap Value Fund		Dividend Income Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value	$40,856,318	$282,401,131	(2)	$128,906,989	(2)	$276,711,195	(2)	$399,476,269	(2)
Investments in affiliated issuers, at value	833,988	4,135,292		2,734,777		1,099,141		11,960,893
Dividends and interest receivable	97,679	506,201		345,725		337,353		413,953
Receivable for investments sold	3,989,761	—		—		21,321,403		1,362,314
Receivable for capital stock sold	—	156,842		83,984		105,984		468,685
Prepaid expenses	9,041	20,766		11,881		13,321		24,494
Other receivables	—	8,188		3,875		9,593		13,652

Total assets	45,786,787	287,228,420		132,087,231		299,597,990		413,720,260
Liabilities:
Payable for capital stock redeemed	—	140,457		119,856		176,736		319,747
Payable for investments purchased	4,079,017	—		—		19,905,870		—
Payable for return of securities lending collateral	—	73,242,108		24,653,169		64,546,886		98,800,707
Payable to affiliates (Note 5)	56,084	197,321		63,177		192,560		272,867
Other liabilities	22,608	45,369		29,420		49,578		50,288

Total liabilities	4,157,709	73,625,255		24,865,622		84,871,630		99,443,609

Total net assets	$41,629,078	$213,603,165		$107,221,609		$214,726,360		$314,276,651

Net assets consist of:
Paid-in capital	$40,096,470	$168,188,701		$91,610,033		$164,909,694		$212,118,356
Net unrealized appreciation on investments	1,095,533	36,492,431		13,469,389		38,429,703		70,083,811
Accumulated net realized gain on investments	321,791	8,448,829		1,781,010		10,610,449		31,137,818
Undistributed net investment income	115,284	473,204		361,177		776,514		936,666

Total net assets	$41,629,078	$213,603,165		$107,221,609		$214,726,360		$314,276,651

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$11.27	$14.54		$12.25		$15.08		$16.24
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$11.28	$14.56		$12.27		$15.18		$16.23
Net assets:
Investor class of shares	$619,703	$111,769,348		$56,828,445		$92,036,743		$191,458,830
Institutional class of shares	41,009,375	101,833,817		50,393,164		122,689,617		122,817,821

Total net assets	$41,629,078	$213,603,165		$107,221,609		$214,726,360		$314,276,651

Shares outstanding:
Investor class of shares	54,977	7,684,903		4,638,531		6,102,464		11,789,687
Institutional class of shares	3,634,072	6,994,754		4,106,803		8,083,066		7,567,262

Total shares outstanding	3,689,049	14,679,657		8,745,334		14,185,530		19,356,949

Investments, at cost:
Investments in unaffiliated issuers	$39,760,785	$245,908,700		$115,437,600		$238,281,492		$329,392,458
Investments in affiliated issuers	833,988	4,135,292		2,734,777		1,099,141		11,960,893

Total Investments, at cost	$40,594,773	$250,043,992		$118,172,377		$239,380,633		$341,353,351

(1)	Fund inception date is September 28, 2012.
(2)	Including $71,231,148, $23,976,285, $62,774,669 and $96,088,012, respectively, of securities on loan. The value of securities on loan represents both market value and accrued interest.

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Statements of Assets and Liabilities	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund		Small-Cap Growth Fund		Pyrford International Stock Fund		Lloyd George Emerging Markets Equity Fund
Assets:
Investments in unaffiliated issuers, at value	$359,518,059	(1)	$76,836,883	(1)	$1,010,650,647	(1)	$200,775,223		$117,720,933
Investments in affiliated issuers, at value	4,667,545		2,443,897		37,304,928		—		—
Investments in repurchase agreements	—		—		—		7,287,791		6,617,244
Cash denominated in foreign currencies	—		—		—		218,828	(2)	1,428,461 (2)
Dividends and interest receivable	134,534		36,363		174,780		922,354		443,681
Receivable for investments sold	503,721		254,127		2,343,092		—		—
Receivable for capital stock sold	202,479		56,494		1,637,683		76,199		76,270
Receivable for forward foreign currency contract	—		—		—		2,258,963		—
Prepaid expenses	22,609		12,795		35,016		12,839		11,230
Other receivables	18,089		3,939		94,379		530		455

Total assets	365,067,036		79,644,498		1,052,240,525		211,552,727		126,298,274
Liabilities:
Payable for capital stock redeemed	101,587		153,258		994,067		89,851		54,488
Payable for investments purchased	787,802		158,186		1,919,987		—		—
Payable for return of securities lending collateral	114,213,082		23,344,140		339,154,725		—		—
Payable for foreign tax expense	—		—		—		18,260		46,818
Payable to affiliates (Note 5)	207,276		48,209		757,028		153,289		86,334
Other liabilities	45,659		31,279		67,996		40,897		59,273

Total liabilities	115,355,406		23,735,072		342,893,803		302,297		246,913

Total net assets	$249,711,630		$55,909,426		$709,346,722		$211,250,430		$126,051,361

Net assets consist of:
Paid-in capital	$155,476,133		$43,557,999		$496,087,028		$187,176,959		$127,987,608
Net unrealized appreciation (depreciation) on investments and foreign currency translation	65,262,874		6,802,406		137,942,903		20,414,427		(2,632,940)
Accumulated net realized gain (loss) on investments and foreign currency transactions	28,972,623		5,555,463		75,316,791		536,032		(1,144,856)
Undistributed net investment income (distributions in excess of net investment income)	—		(6,442)		—		3,123,012		1,841,549

Total net assets	$249,711,630		$55,909,426		$709,346,722		$211,250,430		$126,051,361

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$22.94		$13.57		$22.21		$12.07		$12.58
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$23.26		$13.62		$22.55		$12.10		$12.61
Net assets:
Investor class of shares	$107,409,505		$42,504,955		$412,281,845		$51,265,380		$41,291,057
Institutional class of shares	142,302,125		13,404,471		297,064,877		159,985,050		84,760,304

Total net assets	$249,711,630		$55,909,426		$709,346,722		$211,250,430		$126,051,361

Shares outstanding:
Investor class of shares	4,682,093		3,132,676		18,561,132		4,245,621		3,282,427
Institutional class of shares	6,118,609		984,297		13,176,178		13,216,507		6,720,156

Total shares outstanding	10,800,702		4,116,973		31,737,310		17,462,128		10,002,583

Investments, at cost:
Investments in unaffiliated issuers	$294,255,185		$70,034,477		$875,080,138		$189,903,692		$126,922,824
Investments in affiliated issuers	4,667,545		2,443,897		34,932,534		—		—

Total Investments, at cost	$298,922,730		$72,478,374		$910,012,672		$189,903,692		$126,922,824

(1)	Including $111,077,222, $22,703,198 and $329,842,820, respectively, of securities on loan. The value of securities on loan represents both market value and accrued interest.
(2)	Identified cost of cash denominated in foreign currencies are $219,044 and $1,448,665, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Statements of Assets and Liabilities	BMO Funds

	Pyrford Global Strategic Return Fund		Ultra Short Tax-Free Fund	Short Tax- Free Fund (1)	Short-Term Income Fund	Short- Intermediate Bond Fund
Assets:
Investments in unaffiliated issuers, at value	$34,999,910		$824,766,433	$48,949,419	$267,876,205 (2)	$201,275,681 (2)
Investments in affiliated issuers, at value	—		13,695,220	284,279	9,442,679	8,470,112
Investments in repurchase agreements	1,108,503		—	—	—	—
Cash	—		339	—	—	—
Deposit held at broker	—		55,670	—	—	—
Cash denominated in foreign currencies	21,416	(3)	—	—	—	—
Dividends and interest receivable	359,072		3,760,427	398,241	1,309,438	816,258
Receivable for investments sold	—		106,079	250,161	1,197,262	9,895
Receivable for capital stock sold	22,597		6,268,041	15,107	215,145	37,523
Receivable for daily variation margin	—		1,295	—	—	—
Receivable for forward foreign currency contract	58,313		—	—	—	—
Receivable from affiliates, net (Note 5)	—		—	553	—	—
Prepaid expenses	12,052		22,658	10,440	19,789	15,606
Other receivables	—		—	—	9,073	17,557

Total assets	36,581,863		848,676,162	49,908,200	280,069,591	210,642,632
Liabilities:
Payable for capital stock redeemed	15,022		2,855,248	20,420	276,398	162,904
Payable for investments purchased	—		6,750,000	450,014	—	—
Payable for forward foreign currency contract	2,312		—	—	—	—
Payable for return of securities lending collateral	—		—	—	50,406,011	68,487,131
Payable for foreign tax expense	791		—	—	—	—
Payable for income distribution	—		417,601	36,500	111,216	41,509
Payable to affiliates (Note 5)	23,054		192,845	6,212	69,931	63,231
Other liabilities	31,156		46,329	16,923	35,979	32,262

Total liabilities	72,335		10,262,023	530,069	50,899,535	68,787,037

Total net assets	$36,509,528		$838,414,139	$49,378,131	$229,170,056	$141,855,595

Net assets consist of:
Paid-in capital	$35,281,739		$839,929,480	$50,028,235	$232,332,406	$169,978,448
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	833,676		(1,494,532)	(561,388)	(16,738)	(1,282,907)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	434,267		(14,187)	(97,640)	(3,146,972)	(26,829,919)
Undistributed net investment income (distributions in excess of net investment income)	(40,154)		(6,622)	8,924	1,360	(10,027)

Total net assets	$36,509,528		$838,414,139	$49,378,131	$229,170,056	$141,855,595

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.34		$10.04	$9.95	$9.37	$10.29
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.38		$10.04	$9.95	$9.39	$10.28
Net assets:
Investor class of shares	$14,095,268		$99,167,945	$15,240,088	$111,791,895	$45,947,827
Institutional class of shares	22,414,260		739,246,194	34,138,043	117,378,161	95,907,768

Total net assets	$36,509,528		$838,414,139	$49,378,131	$229,170,056	$141,855,595

Shares outstanding:
Investor class of shares	1,363,389		9,873,162	1,531,547	11,929,596	4,466,917
Institutional class of shares	2,159,860		73,640,215	3,429,517	12,502,562	9,332,522

Total shares outstanding	3,523,249		83,513,377	4,961,064	24,432,158	13,799,439

Investments, at cost:
Investments in unaffiliated issuers	$35,331,262		$826,262,260	$49,510,807	$267,892,943	$202,558,588
Investments in affiliated issuers	—		13,695,220	284,279	9,442,679	8,470,112

Total Investments, at cost	$35,331,262		$839,957,480	$49,795,086	$277,335,622	$211,028,700

(1)	Fund inception date is November 29, 2012.
(2)	Including $49,022,056 and $66,606,734, respectively, of securities on loan. The value of securities on loan represents both market value and accrued interest.
(3)	Identified cost of cash denominated in foreign currencies is $21,520.

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Statements of Assets and Liabilities	BMO Funds

	Intermediate Tax-Free Fund	Government Income Fund	TCH Corporate Income Fund		TCH Core Plus Bond Fund	Monegy High Yield Bond Fund
Assets:
Investments in unaffiliated issuers, at value	$1,168,344,292	$251,240,353 (1)	$144,146,820	(1)	$1,100,744,540 (1)	$92,627,359
Investments in affiliated issuers, at value	25,028,602	17,015,102	10,773,358		39,385,384	4,229,798
Cash	1,000	—	—		—	—
Deposit held at broker	1,050,952	573,028	—		—	—
Cash denominated in foreign currencies	—	—	—		—	6,609	(2)
Dividends and interest receivable	11,427,252	513,444	1,374,409		5,656,152	1,791,104
Receivable for investments sold	5,215,002	41,565,558	244,422		488,845	270,629
Receivable for capital stock sold	2,428,753	45,442	4,147		717,060	43,828
Receivable for daily variation margin	6,631	—	—		—	—
Receivable for forward foreign currency contract	—	—	—		—	4,681
Prepaid expenses	68,058	15,648	12,976		17,406	12,600
Other receivables	—	3,473	6,461		47,638	—

Total assets	1,213,570,542	310,972,048	156,562,593		1,147,057,025	98,986,608
Liabilities:
Payable for line of credit draw	227,350	—	—		—	—
Payable for capital stock redeemed	3,813,278	218,889	23,356		302,005	79,639
Payable for investments purchased	11,176,686	82,720,768	4,983,818		18,790,667	265,792
Payable for return of securities lending collateral	—	53,018,494	22,027,711		342,583,566	—
Payable for income distribution	815,980	62,651	107,603		75,562	83,530
Payable to affiliates (Note 5)	458,697	112,180	42,197		341,441	45,907
Other liabilities	66,885	44,967	28,325		62,276	31,727

Total liabilities	16,558,876	136,177,949	27,213,010		362,155,517	506,595

Total net assets	$1,197,011,666	$174,794,099	$129,349,583		$784,901,508	$98,480,013

Net assets consist of:
Paid-in capital	$1,215,452,830	$180,406,052	$125,144,231		$793,234,026	$95,419,206
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	(13,954,030)	(1,899,433)	3,455,992		(8,069,298)	1,746,175
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(4,516,869)	(3,697,653)	751,632		(260,906)	1,326,493
Undistributed net investment income (distributions in excess of net investment income)	29,735	(14,867)	(2,272)		(2,314)	(11,861)

Total net assets	$1,197,011,666	$174,794,099	$129,349,583		$784,901,508	$98,480,013

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$10.66	$9.17	$12.39		$11.32	$10.32
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$10.66	$9.16	$12.37		$11.32	$10.32
Net assets:
Investor class of shares	$844,128,754	$138,914,015	$35,859,936		$463,850,492	$48,758,369
Institutional class of shares	352,882,912	35,880,084	93,489,647		321,051,016	49,721,644

Total net assets	$1,197,011,666	$174,794,099	$129,349,583		$784,901,508	$98,480,013

Shares outstanding:
Investor class of shares	79,175,681	15,152,534	2,894,898		40,958,216	4,724,330
Institutional class of shares	33,110,261	3,916,628	7,555,780		28,357,402	4,820,183

Total shares outstanding	112,285,942	19,069,162	10,450,678		69,315,618	9,544,513

Investments, at cost:
Investments in unaffiliated issuers	$1,182,304,953	$253,139,786	$140,690,828		$1,108,813,838	$90,885,978
Investments in affiliated issuers	25,028,602	17,015,102	10,773,358		39,385,384	4,229,798

Total Investments, at cost	$1,207,333,555	$270,154,888	$151,464,186		$1,148,199,222	$95,115,776

(1)	Including $51,562,807, $21,422,913 and $333,177,512, respectively, of securities on loan. The value of securities on loan represents both market value and accrued interest.
(2)	Identified cost of cash denominated in foreign currencies is $6,537.

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Statements of Assets and Liabilities	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in unaffiliated issuers, at value	$228,823,544	$822,602,843	$3,603,749,425
Investments in repurchase agreements	336,049,787	—	409,364,082
Cash	—	1,000	—
Dividends and interest receivable	90,036	672,597	791,096
Receivable for capital stock sold	—	—	94,053
Prepaid expenses	19,465	27,921	73,178

Total assets	564,982,832	823,304,361	4,014,071,834
Liabilities:
Payable for investments purchased	—	4,701,809	—
Payable for income distribution	4,119	40,166	36,280
Payable to affiliates (Note 5)	15,713	127,539	618,806
Other liabilities	31,201	36,893	98,181

Total liabilities	51,033	4,906,407	753,267

Total net assets	$564,931,799	$818,397,954	$4,013,318,567

Net assets consist of:
Paid-in capital	$564,931,799	$818,397,901	$4,013,354,847
Undistributed net investment income (distributions in excess of net investment income)	—	53	(36,280)

Total net assets	$564,931,799	$818,397,954	$4,013,318,567

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00
Net assets:
Investor class of shares	$133,254,588	$121,612,859	$1,423,006,284
Institutional class of shares	431,677,211	696,785,095	2,590,312,283

Total net assets	$564,931,799	$818,397,954	$4,013,318,567

Shares outstanding:
Investor class of shares	133,254,995	121,610,091	1,423,226,659
Institutional class of shares	431,676,804	696,815,591	2,590,392,806

Total shares outstanding	564,931,799	818,425,682	4,013,619,465

Investments, at cost:
Investments in unaffiliated issuers	$564,873,331	$822,602,843	$4,013,113,507

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2013

Statements of Operations	BMO Funds

	Low Volatility Equity Fund (1)	Large-Cap Value Fund		Dividend Income Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Investment income:
Dividend income, unaffiliated issuers	$505,000	$4,071,724	(2)	$3,156,316	(2)	$3,304,906	(2)	$4,505,677
Dividend income, affiliated issuers	465	2,404		1,761		2,846		6,929
Securities lending income	—	53,109		28,293		70,778		123,657

Total income	505,465	4,127,237		3,186,370		3,378,530		4,636,263
Expenses:
Investment advisory fees (Note 5)	103,338	1,384,912		465,892		1,597,859		2,003,595
Shareholder service fees (Note 5)	1,128	236,282		107,922		241,913		387,263
Administrative fees (Note 5)	18,975	170,522		86,190		196,897		245,378
Portfolio accounting fees	27,690	78,869		51,856		87,289		100,937
Recordkeeping fees	22,057	78,844		32,505		99,171		82,722
Custodian fees (Note 5)	1,875	26,053		13,083		31,474		37,408
Registration fees	35,679	31,786		35,529		32,363		32,025
Professional fees	23,800	25,841		26,230		25,841		25,841
Printing and postage	7,354	50,532		20,082		23,219		31,674
Directors’ fees	14,914	16,493		16,493		16,493		16,493
Miscellaneous	9,139	8,899		7,548		9,267		9,813

Total expenses	265,949	2,109,033		863,330		2,361,786		2,973,149
Deduct:
Expense waivers (Note 5)	(130,713)	(49,657)		(149,748)		(10,956)		—

Net expenses	135,236	2,059,376		713,582		2,350,830		2,973,149

Net investment income	370,229	2,067,861		2,472,788		1,027,700		1,663,114
Net realized and unrealized gain on investments:
Net realized gain on investment transactions	306,464	16,577,368		1,877,167		11,459,770		33,487,969
Net change in unrealized appreciation on investments	1,095,533	15,745,246		9,509,108		18,565,502		31,739,034

Net realized and unrealized gain on investments	1,401,997	32,322,614		11,386,275		30,025,272		65,227,003

Change in net assets resulting from operations	$1,772,226	$34,390,475		$13,859,063		$31,052,972		$66,890,117

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(2)	Net of foreign taxes withheld of $21,264, $13,245 and $11,557, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2013

Statements of Operations	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund	Small-Cap Growth Fund		Pyrford International Stock Fund	Lloyd George Emerging Markets Equity Fund
Investment income:
Dividend income, unaffiliated issuers	$1,549,086	(1)	$696,980	$2,313,460	(1)	$5,510,142 (1)	$3,421,373	(1)
Dividend income, affiliated issuers	4,507		2,057	13,951		—	—
Interest income	—		—	—		1,607	1,237
Securities lending income	239,141		26,339	1,060,233		6,329	2,345

Total income	1,792,734		725,376	3,387,644		5,518,078	3,424,955
Expenses:
Investment advisory fees (Note 5)	1,824,235		329,983	6,266,651		1,234,120	862,394
Shareholder service fees (Note 5)	256,845		87,679	907,292		112,874	77,877
Administrative fees (Note 5)	224,901		40,598	543,862		142,695	88,635
Portfolio accounting fees	95,563		37,040	184,342		49,141	53,062
Recordkeeping fees	73,759		32,602	98,792		33,872	38,802
Custodian fees (Note 5)	35,790		6,015	67,242		108,022	167,585
Registration fees	30,331		30,670	43,478		39,917	32,140
Professional fees	25,841		25,841	25,841		26,230	25,841
Printing and postage	28,847		27,557	38,918		17,487	22,872
Directors’ fees	16,493		16,493	16,493		16,493	16,493
Miscellaneous	10,126		9,349	14,166		11,866	29,295

Total expenses	2,622,731		643,827	8,207,077		1,792,717	1,414,996
Deduct:
Expense waivers (Note 5)	—		(120,831)	—		(152,620)	(235,172)

Net expenses	2,622,731		522,996	8,207,077		1,640,097	1,179,824

Net investment income (loss)	(829,997)		202,380	(4,819,433)		3,877,981	2,245,131
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on investment transactions	34,542,578		6,528,582	91,567,019	(2)	597,583	(1,005,882	)(3)
Net realized loss on foreign currency transactions	—		—	—		(258,871)	(178,158)
Net realized loss on forward contracts	—		—	—		(407,332)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	13,444,264		4,897,554	84,776,370	(2)	15,851,217	(8,316,829)

Net realized and unrealized gain (loss) on investments and foreign currency	47,986,842		11,426,136	176,343,389		15,782,597	(9,500,869)

Change in net assets resulting from operations	$47,156,845		$11,628,516	$171,523,956		$19,660,578	$(7,255,738)

(1)	Net of foreign taxes withheld of $8,328, $14,667, $462,371 and $341,739, respectively.
(2)	During the period ended August 31, 2013, the Small-Cap Growth Fund had $808,142 in realized loss and $2,619,663 change in unrealized appreciation, respectively, due to affiliated issuer activity. See Note 5, subsection Investments in Affiliated Issures, in the Notes to Financial Statements for additional information.
(3)	Net of foreign capital gain tax benefit of $70,249.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2013

Statements of Operations	BMO Funds

	Pyrford Global Strategic Return Fund	Ultra Short Tax-Free Fund	Short Tax- Free Fund (1)	Short-Term Income Fund	Short- Intermediate Bond Fund
Investment income:
Dividend income, unaffiliated issuers	$408,285 (2)	$—	$1,704	$261,134	$—
Dividend income, affiliated issuers	—	38,092	1,643	6,299	11,514
Interest income	174,293	10,681,675	529,455	4,095,437	3,039,383
Securities lending income	—	—	—	41,443	83,376

Total income	582,578	10,719,767	532,802	4,404,313	3,134,273
Expenses:
Investment advisory fees (Note 5)	385,868	1,524,787	76,776	429,980	627,633
Shareholder service fees (Note 5)	32,120	252,828	29,657	265,797	126,209
Administrative fees (Note 5)	44,616	652,551	28,515	198,866	145,140
Portfolio accounting fees	47,279	320,626	39,114	108,961	76,826
Recordkeeping fees	31,969	25,726	21,640	45,003	45,236
Custodian fees (Note 5)	32,453	86,623	3,673	31,307	23,736
Registration fees	37,633	55,534	36,946	47,247	33,390
Professional fees	26,230	25,841	19,537	25,841	25,841
Printing and postage	16,132	4,590	3,141	10,799	2,676
Directors’ fees	16,493	16,493	12,244	16,493	16,493
Miscellaneous	9,847	13,657	8,401	8,844	8,778

Total expenses	680,640	2,979,256	279,644	1,189,138	1,131,958
Deduct:
Expense waivers (Note 5)	(171,008)	(192,033)	(138,539)	(170,875)	(142,795)

Net expenses	509,632	2,787,223	141,105	1,018,263	989,163

Net investment income	72,946	7,932,544	391,697	3,386,050	2,145,110
Net realized and unrealized gain (loss) on investments futures contracts and foreign currency:
Net realized gain (loss) on investment transactions	477,815	193,597	(98,226)	(73,685)	1,981,832
Net realized loss on foreign currency transactions	(17,880)	—	—	—	—
Net realized loss on forward contracts	(11,408)	—	—	—	—
Net realized gain on futures contracts	—	14,916	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	363,719	(3,800,296)	(561,388)	(2,026,172)	(5,247,188)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	812,246	(3,591,783)	(659,614)	(2,099,857)	(3,265,356)

Change in net assets resulting from operations	$885,192	$4,340,761	$(267,917)	$1,286,193	$(1,120,246)

(1)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(2)	Net of foreign taxes withheld of $29,213.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2013

Statements of Operations	BMO Funds

	Intermediate Tax-Free Fund	Government Income Fund	TCH Corporate Income Fund	TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
Investment income:
Dividend income, unaffiliated issuers	$79,315	$—	$—	$—		$—
Dividend income, affiliated issuers	51,908	1,758	4,157	13,140		2,651
Interest income	38,731,339	4,268,183	5,575,519 (1)	8,977,141	(1)	6,371,135
Securities lending income	—	12,957	34,625	104,846		—

Total income	38,862,562	4,282,898	5,614,301	9,095,127		6,373,786
Expenses:
Investment advisory fees (Note 5)	2,984,513	806,723	364,377	784,127		509,053
Shareholder service fees (Note 5)	2,275,938	406,448	123,304	475,092		135,478
Administrative fees (Note 5)	710,718	186,555	134,820	282,475		94,175
Portfolio accounting fees	389,880	102,360	81,349	127,231		88,155
Recordkeeping fees	80,322	56,122	26,622	32,822		32,382
Custodian fees (Note 5)	120,618	30,830	21,946	37,010		15,497
Registration fees	125,160	34,189	39,172	32,409		37,525
Professional fees	25,841	25,841	25,841	25,841		26,230
Printing and postage	45,305	4,779	7,151	21,995		16,972
Directors’ fees	16,493	16,493	16,493	16,493		16,493
Miscellaneous	22,785	9,530	8,287	8,519		7,682

Total expenses	6,797,573	1,679,870	849,362	1,844,014		979,642
Deduct:
Expense waivers (Note 5)	(510,431)	(164,178)	(49,891)	(127,745)		(182,396)

Net expenses	6,287,142	1,515,692	799,471	1,716,269		797,246

Net investment income	32,575,420	2,767,206	4,814,830	7,378,858		5,576,540
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency:
Net realized gain (loss) on investment transactions	(3,424,172)	(1,773,423)	1,915,491	1,571,831		1,336,627
Net realized gain on foreign currency transactions	—	—	—	—		4,254
Net realized loss on forward contracts	—	—	—	—		(44,709)
Net realized gain on futures contracts	62,594	233,007	—	—		—
Net change in unrealized depreciation on investments, futures contracts and foreign currency translation	(67,356,305)	(6,388,703)	(6,091,237)	(14,846,015	)(2)	(1,081,236)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(70,717,883)	(7,929,119)	(4,175,746)	(13,274,184)		214,936

Change in net assets resulting from operations	$(38,142,463)	$(5,161,913)	$639,084	$(5,895,326)		$5,791,476

(1)	Net of foreign taxes withheld of $805 and $8,062, respectively.
(2)	Excludes $4,582,435 in net unrealized depreciation received from a non-taxable in-kind subscription merger of the BMO Aggregate Bond Fund effective as of the close of business on August 16, 2013. See Note 10, Reorganization Information, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2013

Statements of Operations	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment income:
Dividend income, unaffiliated issuers	$5,672	$3,047	$382,645
Interest income	680,005	2,728,134	9,156,062

Total income	685,677	2,731,181	9,538,707
Expenses:
Investment advisory fees (Note 5)	955,123	1,765,382	4,949,969
Shareholder service fees (Note 5)	331,549	392,558	3,297,322
Administrative fees (Note 5)	159,125	294,121	1,147,926
Portfolio accounting fees	105,552	161,889	354,832
Recordkeeping fees	26,226	30,135	125,487
Custodian fees (Note 5)	55,759	90,271	299,898
Registration fees	61,565	66,143	102,085
Professional fees	25,841	25,841	25,841
Printing and postage	7,273	5,784	34,821
Directors’ fees	16,493	16,493	16,493
Miscellaneous	15,930	20,509	54,758

Total expenses	1,760,436	2,869,126	10,409,432
Deduct:
Expense waivers (Note 5)	(1,132,926)	(940,495)	(2,633,791)

Net expenses	627,510	1,928,631	7,775,641

Net investment income	58,167	802,550	1,763,066
Net realized gain on investments:
Net realized gain on investment transactions	—	94,608	89,747

Net realized gain on investments	—	94,608	89,747

Change in net assets resulting from operations	$58,167	$897,158	$1,852,813

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Low Volatility Equity Fund	Large-Cap Value Fund		Dividend Income Fund
	Period Ended August 31, 2013 (1)	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012 (2)
Change in net assets resulting from:
Operations:
Net investment income (loss)	$370,229	$2,067,861	$1,792,817	$2,472,788	$1,043,796
Net realized gain (loss) on investments	306,464	16,577,368	24,041,718	1,877,167	(97,877)
Net realized loss on options	—	—	(25,232)	—	—
Net change in unrealized appreciation (depreciation) on investments and options	1,095,533	15,745,246	(4,130,140)	9,509,108	3,960,281

Change in net assets resulting from operations	1,772,226	34,390,475	21,679,163	13,859,063	4,906,200
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(2,715)	(1,134,378)	(641,720)	(1,014,051)	(267,195)
Institutional class of shares	(237,320)	(1,399,458)	(913,476)	(1,359,088)	(524,675)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—	—	—	—
Institutional class of shares	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(240,035)	(2,533,836)	(1,555,196)	(2,373,139)	(791,870)
Capital stock transactions:
Proceeds from sale of shares	51,293,680	68,238,217	22,989,457	34,572,078	75,438,684
Net asset value of shares issued to shareholders in payment of distributions declared	216,120	2,280,518	1,341,305	2,226,913	748,905
Cost of shares redeemed	(11,412,913)	(38,199,065)	(41,767,182)	(15,670,387)	(5,695,562)
Redemption fees	—	7,400	9,475	710	14

Change in net assets resulting from capital stock transactions	40,096,887	32,327,070	(17,426,945)	21,129,314	70,492,041

Change in net assets	41,629,078	64,183,709	2,697,022	32,615,238	74,606,371
Net assets:
Beginning of period	—	149,419,456	146,722,434	74,606,371	—

End of period	$41,629,078	$213,603,165	$149,419,456	$107,221,609	$74,606,371

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$115,284	$473,204	$948,355	$361,177	$262,948

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

$1,027,700	$399,129	$1,663,114	$1,874,475	$(829,997)	$(879,898)	$202,380	$39,988
11,459,770	22,551,289	33,487,969	11,601,404	34,542,578	16,545,176	6,528,582	(234,152)
—	—	—	(289,395)	—	—	—	—
18,565,502	6,627,276	31,739,034	12,660,167	13,444,264	14,838,843	4,897,554	3,878,518

31,052,972	29,577,694	66,890,117	25,846,651	47,156,845	30,504,121	11,628,516	3,684,354

(169,494)	—	(803,820)	(555,409)	—	—	(157,205)	—
(483,791)	—	(856,479)	(780,495)	—	—	(37,412)	—

(7,614,091)	—	(5,901,792)	—	(5,940,935)	—	(634,969)	—
(8,093,209)	—	(4,472,560)	—	(7,957,170)	—	(100,285)	—

(16,360,585)	—	(12,034,651)	(1,335,904)	(13,898,105)	—	(929,871)	—

55,206,748	42,924,593	77,306,643	24,077,168	39,233,359	28,437,605	20,339,973	8,066,040
16,025,858	—	11,647,149	1,118,439	13,648,311	—	927,075	—
(63,734,555)	(64,093,578)	(65,422,557)	(53,471,149)	(63,815,941)	(86,020,182)	(8,278,942)	(4,475,710)
12,858	7,911	11,265	9,735	2,257	13,417	924	1,420

7,510,909	(21,161,074)	23,542,500	(28,265,807)	(10,932,014)	(57,569,160)	12,989,030	3,591,750

22,203,296	8,416,620	78,397,966	(3,755,060)	22,326,726	(27,065,039)	23,687,675	7,276,104

192,523,064	184,106,444	235,878,685	239,633,745	227,384,904	254,449,943	32,221,751	24,945,647

$214,726,360	$192,523,064	$314,276,651	$235,878,685	$249,711,630	$227,384,904	$55,909,426	$32,221,751

$776,514	$404,698	$936,666	$926,325	$—	$(632,371)	$(6,442)	$32,211

Statements of Changes in Net Assets

	Small-Cap Growth Fund		Pyrford International Stock Fund		Lloyd George Emerging Markets Equity Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012 (1)	Year Ended August 31, 2013	Year Ended August 31, 2012
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(4,819,433)	$(4,030,387)	$3,877,981	$2,567,018	$2,245,131	$1,124,509
Net realized gain (loss) on investments	91,567,019	33,056,576	597,583	560,378	(1,005,882)	4,346,252
Net realized loss on foreign currency transactions	—	—	(258,871)	(80,820)	(178,158)	(88,138)
Net realized loss on forward contracts	—	—	(407,332)	—	—	—
Net realized gain on futures contracts	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	84,776,370	24,028,093	15,851,217	4,563,210	(8,316,829)	(6,873,459)

Change in net assets resulting from operations	171,523,956	53,054,282	19,660,578	7,609,786	(7,255,738)	(1,490,836)
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	—	(829,675)	—	(207,555)	(288,688)
Institutional class of shares	—	—	(1,819,570)	—	(611,939)	(1,030,495)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(23,357,173)	(20,355,597)	(187,823)	—	(1,008,412)	(668,992)
Institutional class of shares	(16,465,530)	(11,467,857)	(372,719)	—	(2,494,946)	(2,108,739)

Change in net assets resulting from distributions to shareholders	(39,822,703)	(31,823,454)	(3,209,787)	—	(4,322,852)	(4,096,914)
Capital stock transactions:
Proceeds from sale of shares	169,591,049	176,452,125	96,121,715	119,636,504	87,803,891	21,963,303
Net asset value of shares issued to shareholders in payment of distributions declared	38,138,788	30,122,984	3,047,625	—	4,229,614	4,049,326
Cost of shares redeemed	(186,387,894)	(200,462,796)	(22,117,891)	(9,541,062)	(14,372,430)	(9,376,390)
Redemption fees	32,308	72,902	19,405	23,557	734	2,532

Change in net assets resulting from capital stock transactions	21,374,251	6,185,215	77,070,854	110,118,999	77,661,809	16,638,771

Change in net assets	153,075,504	27,416,043	93,521,645	117,728,785	66,083,219	11,051,021
Net assets:
Beginning of period	556,271,218	528,855,175	117,728,785	—	59,968,142	48,917,121

End of period	$709,346,722	$556,271,218	$211,250,430	$117,728,785	$126,051,361	$59,968,142

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$—	$(3,057,155)	$3,123,012	$2,499,093	$1,841,549	$638,786

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Pyrford Global Strategic Return Fund		Ultra Short Tax-Free Fund		Short Tax-Free Fund	Short-Term Income Fund
Year Ended August 31, 2013	Period Ended August 31, 2012 (1)	Year Ended August 31, 2013	Year Ended August 31, 2012	Period Ended August 31, 2013 (2)	Year Ended August 31, 2013	Year Ended August 31, 2012

$72,946	$85,553	$7,932,544	$7,391,740	$391,697	$3,386,050	$3,415,768
477,815	(182,187)	193,597	102,398	(98,226)	(73,685)	58,724
(17,880)	(37,086)	—	—	—	—	—
(11,408)	—	—	—	—	—	—
—	—	14,916	—	—	—	—
363,719	469,957	(3,800,296)	1,750,005	(561,388)	(2,026,172)	2,810,739

885,192	336,237	4,340,761	9,244,143	(267,917)	1,286,193	6,285,231

—	—	(731,013)	(817,403)	(138,251)	(1,712,647)	(1,567,219)
—	—	(7,201,531)	(6,574,338)	(253,446)	(2,021,847)	(1,927,844)

—	—	(41,286)	(1,151)	—	—	—
—	—	(275,268)	(8,393)	—	—	—

—	—	(8,249,098)	(7,401,285)	(391,697)	(3,734,494)	(3,495,063)

5,269,304	56,835,984	924,397,990	698,136,911	61,897,547	127,389,547	88,282,180
—	—	2,297,407	1,735,815	170,015	2,345,681	2,100,688
(23,590,165)	(3,233,431)	(874,742,757)	(335,007,179)	(12,036,789)	(89,478,755)	(53,419,328)
2,371	4,036	—	52,067	6,972	81,477	53,222

(18,318,490)	53,606,589	51,952,640	364,917,614	50,037,745	40,337,950	37,016,762

(17,433,298)	53,942,826	48,044,303	366,760,472	49,378,131	37,889,649	39,806,930

53,942,826	—	790,369,836	423,609,364	—	191,280,407	151,473,477

$36,509,528	$53,942,826	$838,414,139	$790,369,836	$49,378,131	$229,170,056	$191,280,407

$(40,154)	$(16,256)	$(6,622)	$(3,543)	$8,924	$1,360	$1,360

Statements of Changes in Net Assets

	Short-Intermediate Bond Fund		Intermediate Tax-Free Fund		Government Income Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Change in net assets resulting from:
Operations:
Net investment income	$2,145,110	$3,054,767	$32,575,420	$24,020,060	$2,767,206	$4,543,710
Net realized gain (loss) on investments	1,981,832	2,735,340	(3,424,172)	7,019,937	(1,773,423)	4,790,292
Net realized gain on foreign currency transactions	—	—	—	—	—	—
Net realized gain (loss) on forward contracts	—	—	—	—	—	—
Net realized gain (loss) on futures contracts	—	—	62,594	(52,833)	233,007	(124,977)
Net realized loss on short sales	—	—	—	—	—	(31,289)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	(5,247,188)	3,411,466	(67,356,305)	32,117,341	(6,388,703)	281,996

Change in net assets resulting from operations	(1,120,246)	9,201,573	(38,142,463)	63,104,505	(5,161,913)	9,459,732
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(615,145)	(963,303)	(23,188,791)	(16,197,571)	(3,834,568)	(5,180,189)
Institutional class of shares	(1,563,580)	(2,168,201)	(9,846,588)	(7,362,530)	(1,019,686)	(1,340,347)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—	(5,074,800)	(369,197)	(1,951,829)	(8,279,242)
Institutional class of shares	—	—	(2,021,354)	(143,741)	(458,367)	(1,873,815)

Change in net assets resulting from distributions to shareholders	(2,178,725)	(3,131,504)	(40,131,533)	(24,073,039)	(7,264,450)	(16,673,593)
Capital stock transactions:
Proceeds from sale of shares	21,634,731	29,539,305	664,842,210	635,137,531 (2)	17,014,959	29,263,920
Net asset value of shares issued to shareholders in payment of distributions declared	1,612,683	2,334,341	29,795,075	14,189,851	6,318,747	14,197,297
Cost of shares redeemed	(45,075,562)	(27,729,013)	(495,063,164)	(164,250,330)	(55,083,897)	(69,054,734)
Redemption fees(2)	5,971	4,328	46,449	67,677	604	12,530

Change in net assets resulting from capital stock transactions	(21,822,177)	4,148,961	199,620,570	485,144,729	(31,749,587)	(25,580,987)

Change in net assets	(25,121,148)	10,219,030	121,346,574	524,176,195	(44,175,950)	(32,794,848)
Net assets:
Beginning of period	166,976,743	156,757,713	1,075,665,092	551,488,897	218,970,049	251,764,897

End of period	$141,855,595	$166,976,743	$1,197,011,666	$1,075,665,092	$174,794,099	$218,970,049

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(10,027)	$(10,027)	$29,735	$486,094	$(14,867)	$(2,544)

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Includes $118,407,280 of paid-in-capital received from an in-kind subscription merger of three affiliated unregistered municipal bond funds effective as of the close of business on April 4, 2012. The total value received of $118,407,280 from this non-taxable event represented $111,966,450 in securities cost, $5,407,614 in net unrealized appreciation and $1,033,216 in accrued interest in exchange for 10,735,021 Institutional Class of shares at time of merger.
(3)	Includes $375,619,470 of paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggregate Bond Fund effective as of the close of business on August 16, 2013. See Note 10, Reorganization Information, in the Notes to Financial Statements for additional information.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012 (1)

$4,814,830	$4,315,024	$7,378,858	$4,826,848	$5,576,540	$2,918,298
1,915,491	3,099,310	1,571,831	3,273,363	1,336,627	237
—	—	—	—	4,254	4,076
—	—	—	—	(44,709)	46,118
—	—	—	—	—	—
—	—	—	—	—	—
(6,091,237)	4,623,473	(14,846,015)	4,527,362	(1,081,236)	2,827,411

639,084	12,037,807	(5,895,326)	12,627,573	5,791,476	5,796,140

(1,636,381)	(1,195,047)	(4,635,264)	(2,982,206)	(2,908,171)	(1,554,210)
(3,352,961)	(3,394,651)	(3,299,551)	(2,334,152)	(2,669,033)	(1,380,491)

(1,254,076)	(193,242)	(2,285,432)	(484,032)	(16,629)	—
(2,148,340)	(749,693)	(1,614,822)	(357,603)	(13,677)	—

(8,391,758)	(5,532,633)	(11,835,069)	(6,157,993)	(5,607,510)	(2,934,701)

41,893,564	48,695,296	687,423,075 (3)	57,218,647	35,784,041	107,967,448
7,175,867	4,461,261	11,745,073	5,891,477	4,919,783	2,733,832
(51,086,439)	(14,358,393)	(54,889,737)	(20,759,560)	(49,882,166)	(6,090,995)
899	9,924	8,290	6,426	2,258	407

(2,016,109)	38,808,088	644,286,701	42,356,990	(9,176,084)	104,610,692

(9,768,783)	45,313,262	626,556,306	48,826,570	(8,992,118)	107,472,131

139,118,366	93,805,104	158,345,202	109,518,632	107,472,131	—

$129,349,583	$139,118,366	$784,901,508	$158,345,202	$98,480,013	$107,472,131

$(2,272)	$(2,272)	$(2,314)	$(2,273)	$(11,861)	$20,897

Statements of Changes in Net Assets

	Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Change in net assets resulting from:
Operations:
Net investment income	$58,167	$51,823	$802,550	$1,678,512	$1,763,066	$3,912,880
Net realized gain on investments	—	300	94,608	92,042	89,747	15,960

Change in net assets resulting from operations	58,167	52,123	897,158	1,770,554	1,852,813	3,928,840
Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(13,732)	(18,509)	(15,480)	(65,235)	(131,568)	(126,025)
Institutional class of shares	(44,435)	(33,314)	(787,070)	(1,613,277)	(1,631,499)	(3,832,182)
Advisor class of shares	—	—	—	—	—	(784	)(1)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(88)	—	(21,928)	(21,871)	(34,667)	(62,223)
Institutional class of shares	(212)	—	(101,614)	(70,171)	(56,585)	(93,833)
Advisor class of shares	—	—	—	—	—	(1,577	)(1)

Change in net assets resulting from distributions to shareholders	(58,467)	(51,823)	(926,092)	(1,770,554)	(1,854,319)	(4,116,624)
Capital stock transactions:
Proceeds from sale of shares	2,118,546,589	2,539,840,108	3,303,929,906	2,785,208,009	12,517,009,855	9,696,336,638
Net asset value of shares issued to shareholders in payment of distributions declared	3,403	9,095	74,248	173,622	239,821	510,761
Cost of shares redeemed	(1,989,737,089)	(2,604,139,512)	(3,229,044,629)	(2,899,682,100)	(11,726,163,371)	(10,106,331,003)

Change in net assets resulting from capital stock transactions	128,812,903	(64,290,309)	74,959,525	(114,300,469)	791,086,305	(409,483,604)

Change in net assets	128,812,603	(64,290,009)	74,930,591	(114,300,469)	791,084,799	(409,671,388)
Net assets:
Beginning of period	436,119,196	500,409,205	743,467,363	857,767,832	3,222,233,768	3,631,905,156

End of period	$564,931,799	$436,119,196	$818,397,954	$743,467,363	$4,013,318,567	$3,222,233,768

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$—	$—	$53	$53	$(36,280)	$(157,632)

(1)	Reflects operations for the period from September 1, 2011 to December 19, 2011 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)		Net investment income (loss) (2)
Low Volatility Equity Fund
2013(3)(11)	$10.00	$0.17	$1.15	$1.32	$(0.05)	$—	$(0.05)	$11.27	13.22%	0.90%	0.63%		2.05%	$620	101%
Large-Cap Value Fund
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.24	0.03		1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.24	0.06		1.10	76,786	127
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.24	0.05		0.78	67,845	55
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06		0.85	73,579	82
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—		1.80	80,537	73
Dividend Income Fund
2013(3)	10.79	0.29	1.46	1.75	(0.29)	—	(0.29)	12.25	16.44	0.90	0.16		2.49	56,829	25
2012(3)(10)	10.00	0.16	0.76	0.92	(0.13)	—	(0.13)	10.79	9.28	0.90	0.25		2.54	27,647	18
Large-Cap Growth Fund
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.24	0.01		0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.24	0.05		0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.24	0.05		(0.14)	80,508	113
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07		(0.07)	60,125	121
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—		0.38	55,665	142
Mid-Cap Value Fund
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	—		0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.23	0.02		0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.24	0.02		0.47	131,209	37
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04		0.38	121,288	58
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—		0.64	122,051	63
Mid-Cap Growth Fund
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	—		(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.24	0.01		(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.23	0.00	(6)	(0.21)	92,911	79
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04		(0.58)	63,584	133
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—		(0.07)	53,443	224
Small-Cap Value Fund
2013(3)	10.47	0.06	3.34	3.40	(0.06)	(0.24)	(0.30)	13.57	33.16	1.24	0.27		0.46	42,505	74
2012(3)	9.25	0.01	1.21	1.22	—	—	—	10.47	13.19	1.24	0.51		0.11	28,087	58
2011(3)(9)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	9.25	(7.50)	1.24	0.57		(0.21)	22,132	21
Small-Cap Growth Fund
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	—		(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.44	0.02		(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.44	0.02		(0.90)	335,200	101
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07		(1.18)	163,225	153
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—		(0.18)	102,186	233
Pyrford International Stock Fund
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.24	0.10		2.23	51,265	15
2012(3)(10)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.24	0.15		3.55	39,938	13
Lloyd George Emerging Markets Equity Fund
2013(3)	13.66	0.22	(0.33)	(0.11)	(0.17)	(0.80)	(0.97)	12.58	(1.23)	1.40	0.24		2.21	41,291	29
2012(3)	15.81	0.36	(1.19)	(0.83)	(0.40)	(0.92)	(1.32)	13.66	(5.04)	1.43	0.51		2.02	17,019	83
2011(3)	16.17	0.08	0.86	0.94	(0.45)	(0.85)	(1.30)	15.81	5.08	1.50	0.37		0.67	11,753	34
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51		0.28	12,856	30
2009(3)(7)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27		1.52	6,691	58

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)	Net investment income (loss) (2)
Pyrford Global Strategic Return Fund
2013(3)	$10.20	$0.00	$0.14	$0.14	$—	$—	$—	$10.34	1.37%	1.24%	0.36%	0.01%	$14,096	48%
2012(3)(10)	10.00	0.02	0.18	0.20	—	—	—	10.20	2.00	1.24	0.46	0.25	11,780	52
Ultra Short Tax-Free Fund
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.55	0.02	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.55	0.07	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	(0.00)	(0.14)	10.06	1.33	0.55	0.10	1.41	55,069	148
2010(3)(8)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.55	0.16	1.25	33,189	83
Short Tax-Free Fund
2013(3)(12)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	0.55	0.51	1.17	15,240	74
Short-Term Income Fund
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.60	0.08	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.60	0.12	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.60	0.18	2.65	64,882	114
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60	0.20	2.95	52,353	50
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
Short-Intermediate Bond Fund
2013(3)	10.52	0.13	(0.23)	(0.10)	(0.13)	—	(0.13)	10.29	(0.99)	0.80	0.09	1.20	45,948	248
2012(3)	10.13	0.18	0.39	0.57	(0.18)	—	(0.18)	10.52	5.72	0.80	0.12	1.74	53,044	190
2011(3)	9.90	0.18	0.22	0.40	(0.17)	—	(0.17)	10.13	4.07	0.80	0.13	1.78	54,028	445
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80	0.14	2.43	65,383	373
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360
Intermediate Tax-Free Fund
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.55	0.06	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.55	0.15	3.02	730,555	53
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.55	0.33	3.44	385,220	59
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55	0.53	3.58	422,804	45
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55	0.58	4.14	141,961	92
Government Income Fund
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.80	0.08	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.80	0.13	1.91	177,442	355
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.80	0.13	2.08	204,664	717
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80	0.11	3.24	274,660	383
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80	0.10	4.96	296,190	360
TCH Corporate Income Fund
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.65	0.10	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.79	0.01	3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.80	0.08	3.95	17,542	48
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80	0.30	4.01	15,546	80
2009(3)(7)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80	1.04	5.07	5,570	38
TCH Core Plus Bond Fund
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.61	0.07	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	—	3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.80	0.04	4.03	62,121	48
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80	0.17	3.58	39,776	72
2009(3)(7)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80	0.32	4.02	21,057	26

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)					Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)		Expense waiver (2)		Net investment income (loss) (2)
Monegy High Yield Bond Fund
2013(3)	$10.32	$0.57	$0.00	$0.57	$(0.57)	$(0.00)	$(0.57)	$10.32	5.54%	0.90%		0.18%		5.36%	$48,758	34%
2012(3)(10)	10.00	0.35	0.32	0.67	(0.35)	—	(0.35)	10.32	6.83	0.90		0.20		5.34	58,898	16
Government Money Market Fund
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.13		0.42		0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.40		0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.21		0.34		0.01	256,327	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26		0.01	353,637	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(13)	0.08		0.53	476,685	—
Tax-Free Money Market Fund
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.30		0.23		0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.43		0.11		0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.44		0.10		0.06	243,833	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(13)	0.08		1.40	389,143	—
Prime Money Market Fund
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.27		0.19		0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.38		0.08		0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.38		0.08		0.01	1,401,557	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(13)	0.00	(6)	1.16	2,240,416	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(8)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(9)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(10)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(11)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(12)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(13)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)		Net investment income (loss) (2)
Low Volatility Equity Fund
2013(3)(12)	$10.00	$0.10	$1.25	$1.35	$(0.07)	$—	$(0.07)	$11.28	13.47%	0.65%	0.63%		1.79%	$41,009	101%
Large-Cap Value Fund
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	0.99	0.03		1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	0.99	0.06		1.36	72,633	127
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	0.99	0.05		1.03	78,877	55
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06		1.09	88,269	82
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—		2.04	104,984	73
Dividend Income Fund
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.65	0.16		2.79	50,393	25
2012(3)(11)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.65	0.25		2.76	46,959	18
Large-Cap Growth Fund
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	0.99	0.01		0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	0.99	0.05		0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	0.99	0.05		0.11	103,598	113
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07		0.18	91,433	121
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—		0.62	100,612	142
Mid-Cap Value Fund
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	—		0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	0.98	0.02		0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	0.99	0.02		0.71	108,425	37
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04		0.63	99,329	58
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—		0.90	91,115	63
Mid-Cap Growth Fund
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	—		(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	0.99	0.01		(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.00	(6)	0.10	161,539	79
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04		(0.33)	136,392	133
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—		0.18	135,858	224
Small-Cap Value Fund
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	0.99	0.27		0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	0.99	0.51		0.34	4,135	58
2011(3)(10)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	0.99	0.57		0.04	2,814	21
Small-Cap Growth Fund
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16	—		(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.19	0.02		(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.19	0.02		(0.56)	193,655	101
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07		(0.93)	169,036	153
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—		0.05	127,901	233
Pyrford International Stock Fund
2013(3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	0.99	0.10		2.63	159,985	15
2012(3)(11)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	0.99	0.15		3.83	77,791	13

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)	Expense waiver (2)	Net investment income (loss) (2)
Lloyd George Emerging Markets Equity Fund
2013(3)	$13.69	$0.26	$(0.34)	$(0.08)	$(0.20)	$(0.80)	$(1.00)	$12.61	(1.00)%	1.15%	0.25%	2.41%	$84,760	29%
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.18	0.52	2.15	42,949	83
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.25	0.36	0.85	37,164	34
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51	0.53	46,996	30
2009(3)(7)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27	1.54	39,054	58
Pyrford Global Strategic Return Fund
2013(3)	10.21	0.03	0.14	0.17	—	—	—	10.38	1.67	0.99	0.35	0.20	22,414	48
2012(3)(11)	10.00	0.02	0.19	0.21	—	—	—	10.21	2.10	0.99	0.46	0.36	42,163	52
Ultra Short Tax-Free Fund
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.30	0.02	0.97	739,246	71
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.30	0.07	1.32	682,788	128
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	(0.00)	(0.17)	10.06	1.58	0.30	0.10	1.64	368,540	148
2010(3)(8)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16	1.52	273,120	83
Short Tax-Free Fund
2013(3)(13)	10.00	0.10	(0.05)	0.05	(0.10)	—	(0.10)	9.95	0.45	0.40	0.41	1.33	34,138	74
Short-Term Income Fund
2013(3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.35	0.08	1.70	117,378	51
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.35	0.12	2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.35	0.17	2.93	86,591	114
2010(3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20	3.19	72,686	50
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27	4.47	66,039	49
Short-Intermediate Bond Fund
2013(3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.55	0.09	1.45	95,908	248
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.55	0.12	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.55	0.13	2.03	102,730	445
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55	0.14	2.69	109,776	373
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55	0.14	5.89	118,546	360
Intermediate Tax-Free Fund
2013(3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36	—	2.70	352,883	39
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	—	3.10	345,109	55
2011(3)(9)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.50	0.06	3.54	166,269	59
Government Income Fund
2013(3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.55	0.08	1.57	35,880	307
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.55	0.13	2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.55	0.12	2.33	47,101	717
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55	0.11	3.52	113,314	383
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55	0.10	5.22	159,881	360
TCH Corporate Income Fund
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	—	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.54	0.01	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.55	0.08	4.18	76,263	48
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55	0.30	4.13	52,317	80
2009(3)(7)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55	1.04	4.88	15,927	38

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)					Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Net Expenses (2)		Expense waiver (2)		Net investment income (loss) (2)
TCH Core Plus Bond Fund
2013(3)	$11.90	$0.32	$(0.29)	$0.03	$(0.33)	$(0.28)	$(0.61)	$11.32	0.09%	0.43%		—%		2.44%	$321,051	101%
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52		—		3.68	63,697	84
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.55		0.04		4.28	47,398	48
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55		0.17		3.84	35,851	72
2009(3)(7)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32		3.73	33,067	26
Monegy High Yield Bond Fund
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.65		0.18		5.61	49,722	34
2012(3)(11)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.65		0.20		5.54	48,574	16
Government Money Market Fund
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.13		0.17		0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.15		0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.17		0.13		0.04	244,082	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09		0.09	314,001	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(14)	0.07		0.75	399,654	—
Tax-Free Money Market Fund
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.20		0.08		0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.20		0.09		0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.20		0.08		0.30	613,935	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09		0.53	607,761	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(14)	0.08		1.62	596,180	—
Prime Money Market Fund
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.20		0.01		0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.20		0.01		0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.20		0.01		0.19	2,164,483	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(14)	0.00	(6)	1.32	3,024,018	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(8)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(9)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(10)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(11)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(12)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(13)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(14)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2013

Notes to Financial Statements

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2013, twenty three diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”) of the Corporation were operational, each with Investor and Institutional classes of shares. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

Portfolio Name	Investment Objective
BMO Low Volatility Equity Fund (“Low Volatility Equity Fund”)*	To provide capital appreciation.
BMO Large-Cap Value Fund (“Large-Cap Value Fund”)	To provide capital appreciation.
BMO Dividend Income Fund (“Dividend Income Fund”)	To provide capital appreciation and current income.
BMO Large-Cap Growth Fund (“Large-Cap Growth Fund”)	To provide capital appreciation.
BMO Mid-Cap Value Fund (“Mid-Cap Value Fund”)	To provide capital appreciation.
BMO Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	To provide capital appreciation.
BMO Small-Cap Value Fund (“Small-Cap Value Fund”)	To provide capital appreciation.
BMO Small-Cap Growth Fund (“Small-Cap Growth Fund”)	To provide capital appreciation.
BMO Pyrford International Stock Fund (“Pyrford International Stock Fund”)	To provide capital appreciation.
BMO Lloyd George Emerging Markets Equity Fund (“Lloyd George Emerging Markets Equity Fund”)	To provide capital appreciation.
BMO Pyrford Global Strategic Return Fund (“Pyrford Global Strategic Return Fund”)	To maximize total return.
BMO Ultra Short Tax-Free Fund (“Ultra Short Tax-Free Fund”)	To provide current income exempt from federal income tax consistent with preservation of capital.
BMO Short Tax-Free Fund (“Short Tax-Free Fund”)**	To provide current income exempt from federal income tax consistent with preservation of capital.
BMO Short-Term Income Fund (“Short-Term Income Fund”)	To maximize total return consistent with current income.
BMO Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	To maximize total return consistent with current income.
BMO Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)	To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
BMO Government Income Fund (“Government Income Fund”)	To provide current income.
BMO TCH Corporate Income Fund (“TCH Corporate Income Fund”)	To maximize total return consistent with current income.
BMO TCH Core Plus Bond Fund (“TCH Core Plus Bond Fund”)	To maximize total return consistent with current income.
BMO Monegy High Yield Bond Fund (“Monegy High Yield Bond Fund”)	To maximize total return consistent with current income.
BMO Government Money Market Fund (“Government Money Market Fund”)	To provide current income consistent with stability of principal.
BMO Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
BMO Prime Money Market Fund (“Prime Money Market Fund”)	To provide current income consistent with stability of principal.

*	Fund inception date is September 28, 2012.
**	Fund inception date is November 29, 2012.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have

Notes to Financial Statements (continued)

established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser (or sub-advisers, as applicable) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

During the year ended August 31, 2013, the Ultra Short Tax-Free Fund, Intermediate Tax-Free Fund and Government Income Fund had an average of 4, 92 and 20 short U.S. Treasury futures contracts outstanding, respectively. Included in the Statements of Operations, the Ultra Short Tax-Free Fund, Intermediate Tax-Free Fund and Government Income Fund had

BMO Funds

$14,916, $62,594 and $233,007 in net realized gains and $1,295, $139,527 and $0 in changes in unrealized appreciation on U.S. Treasury futures contracts, respectively. At August 31, 2013, the following Funds had outstanding futures contracts:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Appreciation
Ultra Short Tax-Free Fund	December 2013	20	U.S. 10 Year Notes	Short	$1,295
Intermediate Tax-Free Fund	December 2013	100	U.S. 10 Year Notes	Short	6,631

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (called) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked- to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

The Funds did not hold any option contracts on or during the year ended August 31, 2013.

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2013, the Pyrford International Stock Fund, Pyrford Global Strategic Return Fund and Monegy High Yield Bond Fund had average quarterly notional values of $14,637,665, $454,168 and $552,315 on short forward foreign currency exchange contracts and $0, $18,240 and $0 on long forward foreign currency exchange contracts, respectively. Included in the Statements of Operations, the Pyrford International Stock Fund, Pyrford Global Strategic Return Fund and Monegy High Yield Bond Fund had $407,332, $11,408 and $44,709 in net realized losses and $2,514,568, $61,232 and $4,279 in changes in net unrealized appreciation on forward foreign currency exchange contracts, respectively. At August 31, 2013, the following Funds had outstanding foreign currency exchange contracts:

Pyrford International Stock Fund
		Contract Amount			Unrealized Appreciation
Settlement Date	Currency	Buy	Sell	Value		Counterparty
September 24, 2013	Australian Dollar (AUD)	$13,711,275	AUD 13,500,000	$11,999,919	$1,711,356	State Street Bank London
September 24, 2013	Australian Dollar	3,256,000	3,200,000	2,844,425	411,575	State Street Bank London
September 24, 2013	Australian Dollar	1,825,000	2,000,000	1,777,766	47,234	State Street Bank London
September 24, 2013	Australian Dollar	3,111,000	3,400,000	3,022,202	88,798	State Street Bank London

					$2,258,963

Pyrford Global Strategic Return Fund
		Contract Amount			Unrealized Appreciation/ (Depreciation)
Settlement Date	Currency	Buy	Sell	Value		Counterparty
September 24, 2013	Australian Dollar (AUD)	AUD 100,000	$91,200	$88,888	$(2,312)	State Street Bank London
September 24, 2013	Australian Dollar	$467,199	AUD 460,000	408,886	58,313	State Street Bank London

					$56,001

Notes to Financial Statements (continued)

Monegy High Yield Bond Fund
		Contract Amount			Unrealized Appreciation
Settlement Date	Currency	Buy	Sell	Value		Counterparty
September 20, 2013	Euro (€)	$351,343	€262,275	$346,662	$4,681	CIBC Capital Markets

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2013 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	5/3/2004	$65,000,000	$65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	2/1/2010	50,000,000	50,000,000

(1)	Security represents a quarterly floating rate funding agreement with a 90 day put feature whose maturity is extendable per the discretion of the Adviser.

Redemption Fees—The Funds (other than the Government Money Market Fund, Tax-Free Money Market Fund, Prime Money Market Fund, and Ultra Short Tax-Free Fund) imposed a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less through June 13, 2013. Effective June 14, 2013, this redemption fee was eliminated for all Funds except the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund. All redemption fees are recorded by the Funds as paid-in-capital.

Securities Lending—Certain Funds participate in a securities lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

BMO Funds

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2013 (1):

Description	Value
ANZ National Ltd., 0.210%, 11/6/2013(3)	$10,945,844
Bank of Nova Scotia, 0.270%, 8/8/2014(2)	30,000,000
Blackrock Liquidity TempCash Money Market Fund, 0.063%	52,762,729
Blackrock Liquidity TempFund Money Market Fund, 0.035%	32,043,861
Canadian Imperial Bank, 0.270%, 8/14/2014(2)	10,000,000
Canadian Imperial Bank, 0.270%, 11/8/2013(2)	25,000,000
Chariot Funding, LLC, 0.240%, 11/25/2013(3)	24,969,833
Cooperatieve Centrale, 0.301%, 9/3/2014(2)	15,000,000
Commonwealth Bank Australia, 0.303%, 10/4/2013(2)	19,998,700
Commonwealth Bank Australia, 0.313%, 9/5/2013(2)	10,000,000
Dreyfus Institutional Cash Advantage Money Market Fund, 0.120%	33,859,166
Dreyfus Cash Management Money Market Fund, 0.120%	50,733,307
DNB Bank ASA, 0.373%, 12/5/2013(2)	24,998,750
FCAR Owner Trust I, 0.460%, 10/21/2013(3)	24,916,306
Fidelity Institutional Money Market Fund, 0.047%	120,921,604
General Electric Corp., 0.230%, 1/24/2014(3)	29,965,883
Goldman Sachs Money Market Fund, 0.065%	8,986,562
HSBC Bank, PLC, 0.286%, 6/6/2014(2)	25,000,000
Jupiter Securitization, 0.240%, 1/14/2014(3)	9,988,000
Jupiter Securitization, 0.270%, 9/12/2013(3)	21,645,414
Kells Funding, LLC, 0.240%, 1/13/2014(3)	9,987,667
Kells Funding, LLC, 0.240%, 3/17/2014(3)	24,966,500
Liberty Strategic Funding, 0.180%, 11/21/2013(3)	24,989,375
Metlife Institutional Insurance FA, 0.395%, 11/29/2013(2)	20,000,000

Description	Value
National Australia Bank, 0.865%, 11/12/2013(2)	$20,024,700
National Rural Utilities Co., 0.346%, 2/18/2014(2)	29,996,880
New York Life Global Funding, 0.393%, 6/18/2014(2)	1,000,983
Nordea North America, Inc., 0.250%, 2/3/2014(2)	30,000,000
Old Line Funding, 0.240%, 12/2/2013(3)	24,970,333
Pricoa Global Funding, 0.476%, 9/27/2013(2)	23,003,128
Principal Life Income Funding, 0.446%, 11/8/2013(2)	5,001,375
Prudential PLC, 0.250%, 1/24/2014(3)	17,477,882
Rabobank USA Financial Corp., 0.255%, 12/18/2013(2)	27,254,974
Reckitt Benckiser, 0.370%, 5/21/2014(3)	19,928,467
Royal Bank of Canada, 0.300%, 2/28/2014(2)	10,005,010
Royal Bank of Canada, 0.310%, 2/3/2014(2)	25,011,625
Skandinaviska Enskilda Bank, 0.285%, 1/3/2014(3)	3,495,345
Skandinaviska Enskilda Bank, 0.461%, 1/8/2014(2)	25,021,150
Svenska Handelsbanken, 0.245%, 2/25/2014(2)	25,000,000
Svenska Handelsbanken, 0.250%, 1/28/2014(3)	14,981,146
Swedbank Foreningsspar, 0.290%, 12/10/2013(3)	8,987,457
Thunder Bay Funding, LLC, 0.240%, 12/20/2013(3)	25,338,219
Toronto Dominion Bank, 0.254%, 7/24/2014(2)	24,999,000
Toronto Dominion Bank, 0.266%, 10/21/2013(2)	15,004,935
Toyota Motor Corp., 0.324%, 9/9/2013(2)	20,000,420
Western Asset Institutional Cash Reserves Money Market Fund, 0.069%	112,295,200
Western Asset Institutional Liquid Reserves Money Market Fund, 0.073%	104,000,000

Total	$1,274,477,730

(1)	The collateral pool is managed by the fixed income group within the Adviser. Each Fund owns a pro-rata interest in the collateral pool determined by the value of securities on loan for such Fund.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2013.
(3)	Each issue shows the rate of the discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

Notes to Financial Statements (continued)

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Funds’ assets:

	Low Volatility Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$40,856,318	$—	$—	$40,856,318
Short-Term Investments	833,988	—	—	833,988

Total	$41,690,306	$—	$—	$41,690,306

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$209,159,023	$—	$—	$209,159,023
Short-Term Investments	4,135,292	73,242,108	—	77,377,400

Total	$213,294,315	$73,242,108	$—	$286,536,423

	Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$104,253,820	$—	$—	$104,253,820
Short-Term Investments	2,734,777	24,653,169	—	27,387,946

Total	$106,988,597	$24,653,169	$—	$131,641,766

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$212,164,309	$—	$—	$212,164,309
Short-Term Investments	1,099,141	64,546,886	—	65,646,027

Total	$213,263,450	$64,546,886	$—	$277,810,336

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$300,675,562	$—	$—	$300,675,562
Short-Term Investments	11,960,893	98,800,707	—	110,761,600

Total	$312,636,455	$98,800,707	$—	$411,437,162

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$245,304,977	$—	$—	$245,304,977
Short-Term Investments	4,667,545	114,213,082	—	118,880,627

Total	$249,972,522	$114,213,082	$—	$364,185,604

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$50,719,432	$800,000	$—	$51,519,432
Exchange Traded Funds	1,973,311	—	—	1,973,311
Short-Term Investments	2,443,897	23,344,140	—	25,788,037

Total	$55,136,640	$24,144,140	$—	$79,280,780

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$687,466,084	$—	$—	$687,466,084
Short-Term Investments	21,334,766	339,154,725	—	360,489,491

Total	$708,800,850	$339,154,725	$—	$1,047,955,575

	Pyrford International Stock Fund(2)
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$198,549,916	$—	$—	$198,549,916
Preferred Stocks(1)	2,225,307	—	—	2,225,307
Short-Term Investments	—	7,287,791	—	7,287,791

Total	$200,775,223	$7,287,791	$—	$208,063,014

	Lloyd George Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$110,929,132	$—	$—	$110,929,132
Preferred Stocks(1)	6,791,801	—	—	6,791,801
Short-Term Investments	—	6,617,244	—	6,617,244

Total	$117,720,933	$6,617,244	$—	$124,338,177

	Pyrford Global Strategic Return Fund(2)
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$8,937,861	$—	$—	$8,937,861
Preferred Stocks(1)	50,326	—	—	50,326
International Bonds	—	26,011,723	—	26,011,723
Short-Term Investments	—	1,108,503	—	1,108,503

Total	$8,988,187	$27,120,226	$—	$36,108,413

	Ultra Short Tax-Free Fund(2)
	Level 1	Level 2	Level 3	Total
Municipals	$—	$815,945,117	$—	$815,945,117
Short-Term Investments	13,695,220	8,821,316	—	22,516,536

Total	$13,695,220	$824,766,433	$—	$838,461,653

	Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$48,725,051	$—	$48,725,051
Short-Term Investments	284,279	224,368	—	508,647

Total	$284,279	$48,949,419	$—	$49,233,698

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$10,997,075	$—	$10,997,075
Collateralized Mortgage Obligations	—	13,821,212	—	13,821,212
Commercial Mortgage Securities	—	21,254,984	—	21,254,984
Corporate Bonds & Notes	—	128,946,230	—	128,946,230
Municipals	—	7,767,297	—	7,767,297
Mutual Funds	3,698,060	3,005,741	—	6,703,801
U.S. Government & U.S. Government Agency Obligations	—	24,197,261	—	24,197,261
U.S. Government Agency-Mortgage Securities	—	3,782,334	—	3,782,334
Short-Term Investments	9,442,679	50,406,011	—	59,848,690

Total	$13,140,739	$264,178,145	$—	$277,318,884

	Short-Intermediate Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$82,024,981	$—	$82,024,981
U.S. Government & U.S. Government Agency Obligations	—	49,241,749	—	49,241,749
U.S. Government Agency-Mortgage Securities	—	1,521,820	—	1,521,820
Short-Term Investments	8,470,112	68,487,131	—	76,957,243

Total	$8,470,112	$201,275,681	$—	$209,745,793

BMO Funds

	Intermediate Tax-Free Fund(2)
	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,161,939,349	$—	$1,161,939,349
Mutual Funds	6,404,943	—	—	6,404,943
Short-Term Investments	25,028,602	—	—	25,028,602

Total	$31,433,545	$1,161,939,349	$—	$1,193,372,894

	Government Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,929,888	$—	$2,929,888
Collateralized Mortgage Obligations	—	29,926,545	—	29,926,545
Commercial Mortgage Securities	—	14,971,643	—	14,971,643
U.S. Government & U.S. Government Agency Obligations	—	1,994,821	—	1,994,821
U.S. Government Agency-Mortgage Securities	—	148,398,962	—	148,398,962
Short-Term Investments	17,015,102	53,018,494	—	70,033,596

Total	$17,015,102	$251,240,353	$—	$268,255,455

	TCH Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,615,027	$—	$2,615,027
Commercial Mortgage Securities	—	957,189	—	957,189
Corporate Bonds & Notes	—	112,980,343	—	112,980,343
Municipals	—	566,755	—	566,755
Short-Term Investments	10,773,358	27,027,506	—	37,800,864

Total	$10,773,358	$144,146,820	$—	$154,920,178

	TCH Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$17,463,249	$—	$17,463,249
Commercial Mortgage Securities	—	8,448,896	—	8,448,896
Corporate Bonds & Notes	—	397,600,955	—	397,600,955
Municipals	—	340,053	—	340,053
U.S. Government & U.S. Government Agency Obligations	—	185,328,798	—	185,328,798
U.S. Government Agency-Mortgage Securities	—	108,980,093	—	108,980,093
Short-Term Investments	39,385,384	382,582,496	—	421,967,880

Total	$39,385,384	$1,100,744,540	$—	$1,140,129,924

	Monegy High Yield Bond Fund(2)
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$92,627,359	$—	$92,627,359
Short-Term Investments	4,229,798	—	—	4,229,798

Total	$4,229,798	$92,627,359	$—	$96,857,157

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$75,610,000	$—	$75,610,000
Mutual Funds	20,000,000	—	—	20,000,000
Repurchase Agreements	—	336,049,787	—	336,049,787
U.S. Government & U.S. Government Agency Obligations	—	133,213,544	—	133,213,544

Total	$20,000,000	$544,873,331	$—	$564,873,331

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$819,013,383	$—	$819,013,383
Mutual Funds	3,589,460	—	—	3,589,460

Total	$3,589,460	$819,013,383	$—	$822,602,843

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$757,009,486	$—	$757,009,486
Commercial Paper	—	1,569,306,225	—	1,569,306,225
Corporate Bonds & Notes	—	28,897,567	—	28,897,567
Funding Agreements	—	115,000,000	—	115,000,000
Municipals	—	546,780,000	—	546,780,000
Mutual Funds	175,000,000	—	—	175,000,000
Notes-Variable	—	208,756,584	—	208,756,584
Repurchase Agreements	—	409,364,082	—	409,364,082
Trust Demand Notes	—	143,000,000	—	143,000,000
U.S. Government & U.S. Government Agency Obligations	—	59,999,563	—	59,999,563

Total	$175,000,000	$3,838,113,507	$—	$4,013,113,507

(1)	All sub-categories within Common Stocks and Preferred Stocks represent either entire Level 1 or Level 2 evaluation status.
(2)	The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures and written options, which are valued at the unrealized appreciation/depreciation on the investment.

	Unrealized Appreciation On Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total
Pyrford International Stock Fund
Short Forward Contracts	$—	$2,258,963	$—	$2,258,963
Pyrford Global Strategic Return Fund
Long/Short Forward Contracts	—	56,001	—	56,001
Ultra Short Tax-Free Fund
Short Futures Contracts	1,295	—	—	1,295
Intermediate Tax-Free Fund
Short Futures Contracts	6,631	—	—	6,631
Monegy High Yield Bond Fund
Short Forward Contracts	—	4,681	—	4,681

Notes to Financial Statements (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Fund	Beginning balance August 31, 2012	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	(Sales)	Change in unrealized appreciation/ (depreciation) during the period for Level 3 Investments	Total realized gain/(loss)	Ending balance August 31, 2013
Mid-Cap Value Fund
Share Purchase Rights*	$47,740	$—	$—	$—	$60,043	$(47,740)	$60,043	$—
Ultra Short Tax-Free Fund
Municipals	844,375	—	—	—	844,375	30,625	(30,625)	—
Short-Term Income Fund
Corporate Bonds & Notes	1,837,323	—	—	—	2,016,900	567,527	(387,950)	—
Short-Intermediate Bond Fund
Corporate Bonds & Notes	3,024,400	—	—	—	3,320,000	934,200	(638,600)	—
Intermediate Tax-Free Fund
Municipals	1,529,525	—	—	—	1,585,000	27,774	27,701	—
Government Income Fund
Corporate Bonds & Notes	2,268,300	—	—	—	2,490,000	700,650	(478,950)	—

*	Share Purchase Rights received on August 10, 2012 at no cost via a spin-off corporate action related to Liberty Interactive Corp.

It is the Funds’ policy to recognize transfers between category levels at the end of the period. As described in Note 2, the values of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when a significant change in value of U.S. traded securities occurs, as measured by the Russell 1000® Index. As a result of such an event at August 31, 2012, certain securities held in the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund were fair valued by the service and categorized in Level 2 on August 31, 2012, but did not require fair valuation at August 31, 2013 and were therefore categorized in Level 1.

The following is a reconciliation of transfers between category levels from August 31, 2012 to August 31, 2013, represented by recognizing the August 31, 2013 market value of securities previously classified as Level 2 as of August 31, 2012 that transferred hierarchies to Level 1 as of August 31, 2013:

	Pyrford International Stock Fund	Lloyd George Emerging Markets Fund	Pyrford Globle Strategic Return Fund
Transfers into Level 1	$174,241,266	$76,614,014	$4,460,490
Transfers out of Level 1	$—	$—	$—

Net Transfers in (out) of Level 1	$174,241,266	$76,614,014	$4,460,490

Transfers into Level 2	$—	$—	$—
Transfers out of Level 2	$(174,241,266)	$(76,614,014)	$(4,460,490)

Net Transfers in (out) of Level 2	$(174,241,266)	$(76,614,014)	$(4,460,490)

BMO Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Low Volatility Equity Fund	Large-Cap Value Fund		Dividend Income Fund
	Period Ended August 31, 2013(1)	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$683,005	$36,961,243	$13,066,125	$29,891,995	$27,560,538
Institutional class of shares	50,610,675	31,276,974	9,923,332	4,680,083	47,878,146

Net proceeds from sale of shares	$51,293,680	$68,238,217	$22,989,457	$34,572,078	$75,438,684
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$2,678	$1,117,618	$625,063	$1,002,469	$265,877
Institutional class of shares	213,442	1,162,900	716,242	1,224,444	483,028

Net proceeds from shares issued	$216,120	$2,280,518	$1,341,305	$2,226,913	$748,905
Cost of shares redeemed:
Investor class of shares	$(130,920)	$(18,912,331)	$(14,750,182)	$(6,801,692)	$(1,618,181)
Institutional class of shares	(11,281,993)	(19,286,734)	(27,017,000)	(8,868,695)	(4,077,381)

Net cost of shares redeemed	$(11,412,913)	$(38,199,065)	$(41,767,182)	$(15,670,387)	$(5,695,562)
Redemption fees	$—	$7,400	$9,475	$710	$14

Net change resulting from fund share transactions in dollars	$40,096,887	$32,327,070	$(17,426,945)	$21,129,314	$70,492,041

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	67,417	2,701,720	1,155,176	2,560,495	2,691,995
Institutional class of shares	4,615,735	2,397,607	853,273	408,020	4,686,815

Net sale of shares	4,683,152	5,099,327	2,008,449	2,968,515	7,378,810
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	239	85,098	57,609	86,492	25,315
Institutional class of shares	19,006	88,678	66,013	107,132	45,939

Net shares issued	19,245	173,776	123,622	193,624	71,254
Shares redeemed:
Investor class of shares	(12,679)	(1,389,045)	(1,313,126)	(571,133)	(154,633)
Institutional class of shares	(1,000,669)	(1,426,800)	(2,391,837)	(755,458)	(385,645)

Net shares redeemed	(1,013,348)	(2,815,845)	(3,704,963)	(1,326,591)	(540,278)

Net change resulting from fund share transactions in shares	3,689,049	2,457,258	(1,572,892)	1,835,548	6,909,786

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(2)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

Notes to Financial Statements (continued)

	Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$17,085,081	$23,464,442	$58,406,631	$16,459,576	$20,401,672	$16,939,756
Institutional class of shares	38,121,667	19,460,151	18,900,012	7,617,592	18,831,687	11,497,849

Net proceeds from sale of shares	$55,206,748	$42,924,593	$77,306,643	$24,077,168	$39,233,359	$28,437,605
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$7,685,452	$—	$6,616,715	$526,309	$5,929,227	$—
Institutional class of shares	8,340,406	—	5,030,434	592,130	7,719,084	—

Net proceeds from shares issued	$16,025,858	$—	$11,647,149	$1,118,439	$13,648,311	$—
Cost of shares redeemed:
Investor class of shares	$(41,861,208)	$(14,939,047)	$(37,262,994)	$(29,272,605)	$(28,606,016)	$(25,169,276)
Institutional class of shares	(21,873,347)	(49,154,531)	(28,159,563)	(24,198,544)	(35,209,925)	(60,850,906)

Net cost of shares redeemed	$(63,734,555)	$(64,093,578)	$(65,422,557)	$(53,471,149)	$(63,815,941)	$(86,020,182)
Redemption fees	$12,858	$7,911	$11,265	$9,735	$2,257	$13,417

Net change resulting from fund share transactions in dollars	$7,510,909	$(21,161,074)	$23,542,500	$(28,265,807)	$(10,932,014)	$(57,569,160)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	1,189,230	1,734,303	3,819,717	1,319,634	932,547	880,574
Institutional class of shares	2,700,887	1,383,672	1,276,225	633,788	856,377	600,572

Net sale of shares	3,890,117	3,117,975	5,095,942	1,953,422	1,788,924	1,481,146
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	580,911	—	506,252	44,043	301,129	—
Institutional class of shares	627,570	—	385,769	49,675	387,504	—

Net shares issued	1,208,481	—	892,021	93,718	688,633	—
Shares redeemed:
Investor class of shares	(2,971,408)	(1,154,790)	(2,529,909)	(2,371,018)	(1,320,280)	(1,336,069)
Institutional class of shares	(1,503,078)	(3,745,482)	(1,924,768)	(1,944,489)	(1,596,788)	(3,138,472)

Net shares redeemed	(4,474,486)	(4,900,272)	(4,454,677)	(4,315,507)	(2,917,068)	(4,474,541)

Net change resulting from fund share transactions in shares	624,112	(1,782,297)	1,533,286	(2,268,367)	(439,511)	(2,993,395)

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.

BMO Funds

Small-Cap Value Fund		Small-Cap Growth Fund		Pyrford International Stock Fund		Lloyd George Emerging Markets Equity Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012(1)	Year Ended August 31, 2013	Year Ended August 31, 2012

$11,600,653	$6,548,063	$98,969,252	$101,504,351	$13,779,027	$40,630,044	$31,153,241	$8,422,583
8,739,320	1,517,977	70,621,797	74,947,774	82,342,688	79,006,460	56,650,650	13,540,720

$20,339,973	$8,066,040	$169,591,049	$176,452,125	$96,121,715	$119,636,504	$87,803,891	$21,963,303

$790,691	$—	$22,334,250	$19,098,636	$1,013,012	$—	$1,212,603	$950,384
136,384	—	15,804,538	11,024,348	2,034,613	—	3,017,011	3,098,942

$927,075	$—	$38,138,788	$30,122,984	$3,047,625	$—	$4,229,614	$4,049,326

$(6,626,048)	$(3,739,669)	$(115,566,655)	$(136,319,090)	$(8,534,407)	$(3,477,177)	$(4,053,135)	$(2,949,450)
(1,652,894)	(736,041)	(70,821,239)	(64,143,706)	(13,583,484)	(6,063,885)	(10,319,295)	(6,426,940)

$(8,278,942)	$(4,475,710)	$(186,387,894)	$(200,462,796)	$(22,117,891)	$(9,541,062)	$(14,372,430)	$(9,376,390)
$924	$1,420	$32,308	$72,902	$19,405	$23,557	$734	$2,532

$12,989,030	$3,591,750	$21,374,251	$6,185,215	$77,070,854	$110,118,999	$77,661,809	$16,638,771

915,451	682,010	4,878,011	5,679,118	1,178,343	4,050,172	2,240,499	643,044
708,320	162,816	3,512,661	4,197,598	6,982,115	7,799,273	4,108,033	1,028,437

1,623,771	844,826	8,390,672	9,876,716	8,160,458	11,849,445	6,348,532	1,671,481

73,077	—	1,282,840	1,098,886	92,175	—	90,696	71,619
12,582	—	895,949	628,168	184,965	—	225,486	233,354

85,659	—	2,178,789	1,727,054	277,140	—	316,182	304,973

(539,316)	(390,284)	(5,888,408)	(7,650,676)	(737,455)	(337,614)	(294,931)	(212,051)
(130,215)	(72,996)	(3,507,963)	(3,525,198)	(1,168,336)	(581,510)	(751,400)	(467,441)

(669,531)	(463,280)	(9,396,371)	(11,175,874)	(1,905,791)	(919,124)	(1,046,331)	(679,492)

1,039,899	381,546	1,173,090	427,896	6,531,807	10,930,321	5,618,383	1,296,962

Notes to Financial Statements (continued)

	Pyrford Global Strategic Return Fund		Ultra Short Tax-Free Fund		Short Tax- Free Fund
	Year Ended August 31, 2013	Period Ended August 31, 2012(1)	Year Ended August 31, 2013	Year Ended August 31, 2012	Period Ended August 31, 2013(2)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$3,676,630	$12,433,973	$61,561,767	$94,363,815	$21,220,235
Institutional class of shares	1,592,674	44,402,011	862,836,223	603,773,096	40,677,312

Net proceeds from sale of shares	$5,269,304	$56,835,984	$924,397,990	$698,136,911	$61,897,547
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$—	$—	$628,954	$630,636	$138,217
Institutional class of shares	—	—	1,668,453	1,105,179	31,798

Net proceeds from shares issued	$—	$—	$2,297,407	$1,735,815	$170,015
Cost of shares redeemed:
Investor class of shares	$(1,520,674)	$(870,696)	$(70,151,170)	$(42,755,545)	$(5,911,359)
Institutional class of shares	(22,069,491)	(2,362,735)	(804,591,587)	(292,251,634)	(6,125,430)

Net cost of shares redeemed	$(23,590,165)	$(3,233,431)	$(874,742,757)	$(335,007,179)	$(12,036,789)
Redemption fees	$2,371	$4,036	$—	$52,067	$6,972

Net change resulting from fund share transactions in dollars	$(18,318,490)	$53,606,589	$51,952,640	$364,917,614	$50,037,745

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	355,108	1,241,678	6,106,874	9,366,704	2,106,312
Institutional class of shares	154,281	4,364,878	85,603,651	59,960,816	4,034,951

Net sale of shares	509,389	5,606,556	91,710,525	69,327,520	6,141,263
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	—	62,382	62,615	13,725
Institutional class of shares	—	—	165,574	109,790	3,166

Net shares issued	—	—	227,956	172,405	16,891
Shares redeemed:
Investor class of shares	(147,009)	(86,388)	(6,956,539)	(4,242,152)	(588,490)
Institutional class of shares	(2,124,708)	(234,591)	(79,828,385)	(29,021,602)	(608,600)

Net shares redeemed	(2,271,717)	(320,979)	(86,784,924)	(33,263,754)	(1,197,090)

Net change resulting from fund share transactions in shares	(1,762,328)	5,285,577	5,153,557	36,236,171	4,961,064

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(3)	Includes $118,407,280 of paid-in-capital received from an in-kind subscription merger of three affiliated unregistered municipal bond funds effective as of the close of business on April 4, 2012. The total value received of $118,407,280 from this non-taxable event represented $111,966,450 in securities cost, $5,407,614 in net unrealized appreciation and $1,033,216 in accrued interest in exchange for 10,735,021 Institutional Class of shares at time of merger.

BMO Funds

Short-Term Income Fund		Short-Intermediate Bond Fund		Intermediate Tax-Free Fund		Government Income Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

$72,178,622	$53,361,304	$5,493,709	$7,988,342	$540,796,619	$435,118,279	$9,419,297	$22,472,012
55,210,925	34,920,876	16,141,022	21,550,963	124,045,591	200,019,252 (3)	7,595,662	6,791,908

$127,389,547	$88,282,180	$21,634,731	$29,539,305	$664,842,210	$635,137,531	$17,014,959	$29,263,920

$1,530,044	$1,215,227	$590,755	$877,929	$26,912,326	$13,856,348	$5,611,131	$12,134,588
815,637	885,461	1,021,928	1,456,412	2,882,749	333,503	707,616	2,062,709

$2,345,681	$2,100,688	$1,612,683	$2,334,341	$29,795,075	$14,189,851	$6,318,747	$14,197,297

$(50,767,434)	$(30,737,058)	$(12,118,149)	$(11,833,054)	$(397,315,574)	$(130,425,894)	$(43,536,323)	$(55,927,279)
(38,711,321)	(22,682,270)	(32,957,413)	(15,895,959)	(97,747,590)	(33,824,436)	(11,547,574)	(13,127,455)

$(89,478,755)	$(53,419,328)	$(45,075,562)	$(27,729,013)	$(495,063,164)	$(164,250,330)	$(55,083,897)	$(69,054,734)
$81,477	$53,222	$5,971	$4,328	$46,449	$67,677	$604	$12,530

$40,337,950	$37,016,762	$(21,822,177)	$4,148,961	$199,620,570	$485,144,729	$(31,749,587)	$(25,580,987)

7,623,118	5,691,590	524,112	779,588	48,058,167	39,372,819	984,059	2,285,719
5,825,242	3,711,347	1,545,561	2,098,027	11,073,907	18,107,884 (3)	805,288	696,878

13,448,360	9,402,937	2,069,673	2,877,615	59,132,074	57,480,703	1,789,347	2,982,597

161,743	129,602	56,360	85,453	2,401,992	1,252,029	586,926	1,255,736
86,087	94,411	97,589	141,806	255,723	30,330	73,954	214,319

247,830	224,013	153,949	227,259	2,657,715	1,282,359	660,880	1,470,055

(5,371,841)	(3,269,629)	(1,157,832)	(1,155,832)	(35,961,811)	(11,789,929)	(4,589,225)	(5,759,070)
(4,083,984)	(2,419,063)	(3,155,579)	(1,548,463)	(8,780,731)	(3,049,594)	(1,218,228)	(1,350,635)

(9,455,825)	(5,688,692)	(4,313,411)	(2,704,295)	(44,742,542)	(14,839,523)	(5,807,453)	(7,109,705)

4,240,365	3,938,258	(2,089,789)	400,579	17,047,247	43,923,539	(3,357,226)	(2,657,053)

Notes to Financial Statements (continued)

	TCH Corporate Income Fund		TCH Core Plus Bond Fund		Monegy High Yield Bond Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Period Ended August 31, 2012(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$24,313,889	$35,675,544	$407,489,238 (2)	$36,361,110	$16,874,929	$58,793,560
Institutional class of shares	17,579,675	13,019,752	279,933,837 (2)	20,857,537	18,909,112	49,173,888
Advisor class of shares	—	—	—	—	—	—
Transfers from termination of Advisor class	—	—	—	—	—	—

Net proceeds from sale of shares	$41,893,564	$48,695,296	$687,423,075	$57,218,647	$35,784,041	$107,967,448
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	$2,875,610	$1,327,073	$7,069,937	$3,404,481	$2,912,182	$1,531,601
Institutional class of shares	4,300,257	3,134,188	4,675,136	2,486,996	2,007,601	1,202,231
Advisor class of shares	—	—	—	—	—	—

Net proceeds from shares issued	$7,175,867	$4,461,261	$11,745,073	$5,891,477	$4,919,783	$2,733,832
Cost of shares redeemed:
Investor class of shares	$(36,307,222)	$(9,013,222)	$(34,613,906)	$(11,011,026)	$(30,087,524)	$(2,995,149)
Institutional class of shares	(14,779,217)	(5,345,171)	(20,275,831)	(9,748,534)	(19,794,642)	(3,095,846)
Advisor class of shares	—	—	—	—	—	—
Transfers from termination of Advisor class	—	—	—	—	—	—

Net cost of shares redeemed	$(51,086,439)	$(14,358,393)	$(54,889,737)	$(20,759,560)	$(49,882,166)	$(6,090,995)
Redemption fees	$899	$9,924	$8,290	$6,426	$2,258	$407

Net change resulting from fund share transactions in dollars	$(2,016,109)	$38,808,088	$644,286,701	$42,356,990	$(9,176,084)	$104,610,692

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	1,857,816	2,833,054	35,376,092 (2)	3,163,686	1,606,983	5,850,532
Institutional class of shares	1,353,495	1,039,572	24,347,263 (2)	1,824,885	1,805,652	4,894,272
Advisor class of shares	—	—	—	—	—	—
Transfers from termination of Advisor class	—	—	—	—	—	—

Net sale of shares	3,211,311	3,872,626	59,723,355	4,988,571	3,412,635	10,744,804
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	221,261	105,363	601,580	295,343	277,914	150,338
Institutional class of shares	331,381	251,082	397,578	215,862	191,703	118,069
Advisor class of shares	—	—	—	—	—	—

Net shares issued	552,642	356,445	999,158	511,205	469,617	268,407
Shares redeemed:
Investor class of shares	(2,825,617)	(716,053)	(2,969,808)	(951,467)	(2,866,607)	(294,830)
Institutional class of shares	(1,159,027)	(435,734)	(1,738,380)	(842,593)	(1,885,638)	(303,875)
Advisor class of shares	—	—	—	—	—	—
Transfers from termination of Advisor class	—	—	—	—	—	—

Net shares redeemed	(3,984,644)	(1,151,787)	(4,708,188)	(1,794,060)	(4,752,245)	(598,705)

Net change resulting from fund share transactions in shares	(220,691)	3,077,284	56,014,325	3,705,716	(869,993)	10,414,506

(1)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(2)	Includes $375,619,470 of paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggregate Bond Fund effective as of the close of business on August 16, 2013. The total value received of $375,619,470 from this event was exchanged for 14,853,077 Institutional Class shares and 18,474,576 Investor Class of shares of the TCH Core Plus Bond Fund at time of merger. See Note 10, Reorganization Information, in the Notes to Financial Statements for additional information.
(3)	Reflects operations for the period from September 1, 2011 to December 19, 2011 (termination of Advisor class of shares).

BMO Funds

Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

$505,832,027	$1,169,472,644	$406,138,163	$509,462,421	$2,694,221,078	$2,704,886,079
1,612,714,562	1,370,367,464	2,897,791,743	2,275,745,588	9,822,788,777	6,914,910,979
—	—	—	—	—	15,001,800	(3)
—	—	—	—	—	61,537,780

$2,118,546,589	$2,539,840,108	$3,303,929,906	$2,785,208,009	$12,517,009,855	$9,696,336,638

$2,953	$6,948	$22,240	$43,660	$38,372	$37,977
450	2,147	52,008	129,962	201,449	471,195
—	—	—	—	—	1,589	(3)

$3,403	$9,095	$74,248	$173,622	$239,821	$510,761

$(474,128,404)	$(1,324,258,528)	$(445,425,181)	$(592,457,387)	$(2,559,321,674)	$(2,879,849,108)
(1,515,608,685)	(1,279,880,984)	(2,783,619,448)	(2,307,224,713)	(9,166,841,697)	(7,145,586,624)
—	—	—	—	—	(19,357,491	)(3)
—	—	—	—	—	(61,537,780)

$(1,989,737,089)	$(2,604,139,512)	$(3,229,044,629)	$(2,899,682,100)	$(11,726,163,371)	$(10,106,331,003)
$—	$—	$—	$—	$—	$—

$128,812,903	$(64,290,309)	$74,959,525	$(114,300,469)	$791,086,305	$(409,483,604)

505,832,027	1,169,472,644	406,138,163	509,462,421	2,694,221,054	2,704,886,079
1,612,714,562	1,370,367,464	2,897,791,743	2,275,745,588	9,822,788,777	6,914,910,979
—	—	—	—	—	15,001,800	(3)
—	—	—	—	—	61,537,780

2,118,546,589	2,539,840,108	3,303,929,906	2,785,208,009	12,517,009,831	9,696,336,638

2,953	6,948	22,240	43,660	38,372	37,977
450	2,147	52,008	129,962	201,449	471,195
—	—	—	—	—	1,589	(3)

3,403	9,095	74,248	173,622	239,821	510,761

(474,128,404)	(1,324,258,528)	(445,425,181)	(592,457,387)	(2,559,321,674)	(2,879,849,108)
(1,515,608,685)	(1,279,880,984)	(2,783,619,448)	(2,307,224,713)	(9,166,841,697)	(7,145,586,624)
—	—	—	—	—	(19,357,491	)(3)
—	—	—	—	—	(61,537,780)

(1,989,737,089)	(2,604,139,512)	(3,229,044,629)	(2,899,682,100)	(11,726,163,371)	(10,106,331,003)

128,812,903	(64,290,309)	74,959,525	(114,300,469)	791,086,281	(409,483,604)

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity Fund(1)	0.50%	0.49%	0.45%	0.40%
Large-Cap Value Fund	0.75	0.74	0.70	0.65
Dividend Income Fund	0.50	0.49	0.45	0.40
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
Small-Cap Value Fund	0.75	0.75	0.75	0.75
Small-Cap Growth Fund	1.00	1.00	1.00	1.00
Pyrford International Stock Fund	0.80	0.79	0.75	0.70
Lloyd George Emerging Markets Equity Fund	0.90	0.89	0.85	0.80
Pyrford Global Strategic Return Fund	0.80	0.79	0.75	0.70
Ultra Short Tax-Free Fund	0.20	0.19	0.10	0.10
Short Tax-Free Fund(2)	0.25	0.24	0.15	0.15
Short-Term Income Fund	0.20	0.19	0.10	0.10
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.30	0.29	0.20	0.15
Government Income Fund	0.40	0.39	0.30	0.25
TCH Corporate Income Fund	0.25	0.24	0.15	0.10
TCH Core Plus Bond Fund	0.25	0.24	0.15	0.10
Monegy High Yield Bond Fund	0.50	0.50	0.50	0.50

(1)	Fund inception date is September 28, 2012.
(2)	Fund inception date is November, 29, 2012.

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The Pyrford International Stock Fund and Pyrford Global Strategic Return Fund’s sub-adviser is Pyrford International Ltd., an affiliate of the Adviser. The Lloyd George Emerging Markets Equity Fund’s sub-adviser is Lloyd George Management (Europe) Limited, an affiliate of the Adviser. The TCH Corporate Income Fund and TCH Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Monegy High Yield Bond Fund’s sub-adviser is Monegy, Inc., an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to December 31, 2014, without the consent of the Directors, unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion.

BMO Funds

	Annualized Contractual Expense Limitation
Fund	Investor Class		Institutional Class
Low Volatility Equity Fund(1)	0.90%		0.65%
Large-Cap Value Fund	1.24		0.99
Dividend Income Fund	0.90		0.65
Large-Cap Growth Fund	1.24		0.99
Mid-Cap Value Fund	1.24		0.99
Mid-Cap Growth Fund	1.24		0.99
Small-Cap Value Fund	1.24		0.99
Small-Cap Growth Fund	1.44		1.19
Pyrford International Stock Fund	1.24		0.99
Lloyd George Emerging Markets Equity Fund	1.40		1.15
Pyrford Global Strategic Return Fund	1.24		0.99
Ultra Short Tax-Free Fund	0.55		0.30
Short Tax-Free Fund(2)	0.55		0.40
Short-Term Income Fund	0.60		0.35
Short-Intermediate Bond Fund	0.80		0.55
Intermediate Tax-Free Fund	0.55		0.50
Government Income Fund	0.80		0.55
TCH Corporate Income Fund	0.59	(3)	0.55
TCH Core Plus Bond Fund	0.59	(3)	0.55
Monegy High Yield Bond Fund	0.90		0.65
Government Money Market Fund	0.45		0.20
Tax-Free Money Market Fund	0.45		0.20
Prime Money Market Fund	0.45		0.20

(1)	Fund inception date is September 28, 2012.
(2)	Fund inception date is November 29, 2012.
(3)	Effective December 28, 2012. Prior to December 28, 2012, the annualized contractual expense limitation Investor Class rate was 0.80%.

For the year ended August 31, 2013, the Adviser chose to voluntarily waive beyond its contractual expense limitations for the following Funds in the following amounts:

Fund	Additional Fees Waived
Government Money Market Fund	$659,162
Tax-Free Money Market Fund	229,807
Prime Money Market Fund	2,410,562

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended August 31, 2013, the Short Tax-Free Fund, Intermediate Tax-Free Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund contractually waived $11,863, $510,431, $49,891 and $127,745, respectively, in Shareholder Services Fees. The Adviser may also voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion. For the year ended August 31, 2013, the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund voluntarily waived $328,432, $229,807 and $2,405,538, respectively, in Shareholder Services Fees.

Administrative Fee—The fee paid to the Adviser is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds as listed below.

Equity & Fixed Income Funds		Money Market Funds
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0400%	on the first $2 billion
0.0850	on the next $250 million	0.0300	on the next $2 billion
0.0800	on the next $200 million	0.0250	on the next $2 billion
0.0400	on the next $100 million	0.0200	on the next $2 billion
0.0200	on the next $200 million	0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Custodian Fees—BMO Harris Bank N.A. (“BMO Harris”) is the Funds’ custodian, except for the Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund and Pyrford Global Strategic Return Fund, for which State Street Bank and Trust Company maintains custody. BMO Harris received fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period ending April 30, 2013. Effective May 1, 2013, the fee schedule was revised to charge 0.50 basis points on the first $10,000,000,000 on all assets custodied by BMO Harris, and 0.25 basis points on all assets in excess of $10,000,000,000.

Notes to Financial Statements (continued)

Securities Lending—The Funds pay a fee to BMO Harris for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these fees. The following amounts were paid for the period ended August 31, 2013:

Fund	Fees Paid
Large-Cap Value Fund	$16,102
Dividend Income Fund	8,749
Large-Cap Growth Fund	21,462
Mid-Cap Value Fund	38,340
Mid-Cap Growth Fund	74,083
Small-Cap Value Fund	8,014
Small-Cap Growth Fund	325,898

Fund	Fees Paid
Pyrford International Stock Fund	$1,186
Lloyd George Emerging Markets Equity Fund	589
Short-Term Income Fund	12,348
Short-Intermediate Bond Fund	24,841
Government Income Fund	3,940
TCH Corporate Income Fund	10,461
TCH Core Plus Bond Fund	32,742

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at year-end are noted in the Fund’s Schedule of Investments. Transactions during the year with entities that are affiliates as of August 31, 2013 are as follows:

Security/Fund Description	Value, Beginning of Period	Purchases		Sales Proceeds	Net Change in Unrealized Appreciation	Realized (Loss) on Sale	Dividends Credited to Income	Value, End of Period
Cash Sweep Investments in BMO Prime Money Market Fund, Class I, 0.015%
Low Volatility Equity Fund	$—	$49,276,230		$48,442,242	$—	$—	$465	$833,988
Large-Cap Value Fund	1,957,143	63,309,498		61,131,349	—	—	2,404	4,135,292
Dividend Income Fund	2,414,214	27,952,783		27,632,220	—	—	1,761	2,734,777
Large-Cap Growth Fund	3,692,284	41,091,611		43,684,754	—	—	2,846	1,099,141
Mid-Cap Value Fund	6,608,123	97,237,034		91,884,264	—	—	6,929	11,960,893
Mid-Cap Growth Fund	4,541,091	80,477,094		80,350,640	—	—	4,507	4,667,545
Small-Cap Value Fund	2,604,475	29,637,885		29,798,463	—	—	2,057	2,443,897
Small-Cap Growth Fund	20,016,925	224,757,879		223,440,038	—	—	13,951	21,334,766
Short-Term Income Fund	4,841,104	139,971,361		135,369,786	—	—	6,299	9,442,679
Short-Intermediate Bond Fund	7,004,810	275,593,495		274,128,193	—	—	11,514	8,470,112
TCH Corporate Income Fund	3,510,708	125,697,796		118,435,146	—	—	4,157	10,773,358
TCH Core Plus Bond Fund	7,800,389	527,700,555	(1)	496,115,560	—	—	13,140	39,385,384
Monegy HighYield Bond Fund	3,737,143	54,422,905		53,930,250	—	—	2,651	4,229,798

Cash Sweep Investments in BMO Tax-Free Money Market Fund, Class I, 0.069%
Ultra Short Tax-Free Fund	23,798,895	686,614,252		696,717,927	—	—	38,092	13,695,220
Short Tax-Free Fund	—	55,893,873		55,609,594	—	—	1,643	284,279
Intermediate Tax-Free Fund	44,255,659	432,172,596		451,399,653	—	—	51,908	25,028,602

Cash Sweep Investments in BMO Government Money Market Fund, Class I, 0.010%
Government Income Fund	19,054,993	114,823,881		116,863,772	—	—	1,758	17,015,102

Investments in Other Affiliates
Fund/Security Description
Small-Cap Growth Fund
Penn Virginia Corp.	—	13,597,767		—	2,372,395	—	—	15,970,162
Safeguard Scientifics, Inc.(2)	18,989,424	—		7,394,144	247,268	(808,142)	—	11,034,406

(1)	The TCH Core Plus Bond Fund recognized a $51,095,530 incoming security position transfer from Prime Money Market Fund sweep proceeds as of close of business August 16, 2013, due to the merger of the Aggregate Bond Fund.
(2)	No longer affiliated as of August 31, 2013.

Interfund Borrowing and Lending—The Funds previously participated in an interfund lending program. This program allowed the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds could not participate as borrowers. The program was subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program was (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund could participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors were responsible for the oversight of the interfund lending program. The Low Volatility Equity Fund, Ultra Short Tax-Free Fund, Short-Term Income Fund, and Intermediate Tax-Free Fund utilized this program as borrower, and the Prime Money Market Fund as lender for the year ended August 31, 2013. No interfund borrowing or lending balances existed as of August 31, 2013. For the year ended August 31, 2013, the average daily lending balances were $629, $1,317, $237 and $3,078, and the weighted average interest rates were 0.096%, 0.077%, 0.087% and 0.077%, respectively.

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

BMO Funds

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $15,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.250% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (LIBOR). Effective January 18, 2013, the LOC includes a commitment fee of 0.120% per annum on the daily unused portion, which during the fiscal period was paid by the Adviser. Prior to January 18, 2013, the commitment fee was 0.125% per annum. On June 11, 2013, the amount of the LOC increased to $25,000,000, and on September 26, 2013, the amount of the LOC increased to $50,000,000. All other terms and conditions of the LOC agreement remained in place. The Ultra Short Tax-Free Fund, Short Tax-Free Fund, Short-Intermediate Bond Fund, Intermediate Tax-Free Fund and Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2013. The Intermediate Tax-Free had $227,350 in borrowings outstanding under the LOC at August 31, 2013. For the year ended August 31, 2013, the Ultra Short Tax-Free Fund, Short Tax-Free Fund, Short-Intermediate Bond Fund, Intermediate Tax-Free Fund and Tax-Free Money Market Fund’s average daily loan balance outstanding were $2,887, $58, $229, $1,274 and $121,238, respectively, and the weighted average interest rates were 1.374%, 1.381%, 1.382%, 1.367% and 1.431%, respectively.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the period ended August 31, 2013 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Low Volatility Equity Fund (1)	$60,351,678	$20,897,357	$—	$—
Large-Cap Value Fund	156,959,424	127,222,489	—	—
Dividend Income Fund	43,272,972	22,336,645	—	—
Large-Cap Growth Fund	209,183,505	215,912,687	—	—
Mid-Cap Value Fund	128,084,837	121,597,794	—	—
Mid-Cap Growth Fund	137,494,392	162,827,643	—	—
Small-Cap Value Fund	42,369,516	30,209,474	—	—
Small-Cap Growth Fund	460,218,444	485,834,828	—	—
Pyrford International Stock Fund	98,043,522	22,143,409	—	—
Lloyd George Emerging Markets Equity Fund	96,442,948	25,822,153	—	—
Pyrford Global Strategic Return Fund	10,223,421	19,691,803	12,204,860	18,709,085
Ultra Short Tax-Free Fund	678,314,371	576,164,517	—	—
Short Tax-Free Fund (2)	79,289,613	29,566,253	—	—
Short-Term Income Fund	116,880,022	71,184,365	29,696,511	37,438,875
Short-Intermediate Bond Fund	55,536,846	66,772,493	316,855,591	323,393,416
Intermediate Tax-Free Fund	692,738,303	476,838,415	—	—
Government Income Fund	24,382,746	34,690,606	670,085,323	722,593,897
TCH Corporate Income Fund	124,775,506	133,285,713	22,320,275	22,229,118
TCH Core Plus Bond Fund	330,344,570	137,842,264	223,058,541	109,710,247
Monegy High Yield Bond Fund	33,254,432	42,162,604	—	—

(1)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(2)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization, and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

The Funds complied with the Financial Accounting Standards Board (“FASB”) interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Notes to Financial Statements (continued)

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2013. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, derivatives, foreign currency, and the discount accretion/premium amortization of debt securities.

	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Low Volatility Equity Fund	$40,644,449		$1,828,667	$(782,810)	$1,045,857
Large-Cap Value Fund	250,175,135		39,136,978	(2,775,690)	36,361,288
Dividend Income Fund	118,231,864		15,079,715	(1,669,813)	13,409,902
Large-Cap Growth Fund	239,453,119		40,198,076	(1,840,859)	38,357,217
Mid-Cap Value Fund	341,753,655		72,380,103	(2,696,596)	69,683,507
Mid-Cap Growth Fund	299,005,241		71,322,500	(6,142,137)	65,180,363
Small-Cap Value Fund	72,435,575		9,457,512	(2,612,307)	6,845,205
Small-Cap Growth Fund	911,151,968		163,554,937	(26,751,330)	136,803,607
Pyrford International Stock Fund	190,033,715		22,807,386	(4,778,087)	18,029,299
Lloyd George Emerging Markets Equity Fund	127,041,694		10,123,870	(12,827,387)	(2,703,517)
Pyrford Global Strategic Return Fund	35,344,160		1,174,127	(409,874)	764,253
Ultra Short Tax-Free Fund	839,958,001		1,072,852	(2,569,200)	(1,496,348)
Short Tax-Free Fund	49,795,086		162,928	(724,316)	(561,388)
Short-Term Income Fund	277,377,063		1,852,236	(1,910,415)	(58,179)
Short-Intermediate Bond Fund	211,096,857		1,434,124	(2,785,188)	(1,351,064)
Intermediate Tax-Free Fund	1,208,243,624		16,572,476	(31,436,575)	(14,864,099)
Government Income Fund	270,170,413		2,755,218	(4,670,176)	(1,914,958)
TCH Corporate Income Fund	151,464,186		4,945,810	(1,489,818)	3,455,992
TCH Core Plus Bond Fund	1,148,202,226		9,505,492	(17,577,794)	(8,072,302)
Monegy High Yield Bond Fund	95,116,783		2,743,373	(1,002,999)	1,740,374
Government Money Market Fund	564,873,331	*	—	—	—
Tax-Free Money Market Fund	822,602,843	*	—	—	—
Prime Money Market Fund	4,013,113,507	*	—	—	—

*	at amortized cost

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2013 and 2012 was as follows:

	2013			2012
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Low Volatility Equity Fund	$240,035	$—	$—	$—	$—	$—
Large-Cap Value Fund	2,533,836	—	—	1,555,196	—	—
Dividend Income Fund	2,373,139	—	—	791,870	—	—
Large-Cap Growth Fund	683,427	—	15,677,158	—	—	—
Mid-Cap Value Fund	1,660,299	—	10,374,352	1,335,904	—	—
Mid-Cap Growth Fund	346,052	—	13,552,053	—	—	—
Small-Cap Value Fund	370,768	—	559,103	—	—	—
Small-Cap Growth Fund	492,972	—	39,329,731	—	—	31,823,454
Pyrford International Stock Fund	3,209,787	—	—	—	—	—
Lloyd George Emerging Markets Equity Fund	819,494	—	3,503,358	1,375,427	—	2,721,487
Pyrford Global Strategic Return Fund	—	—	—	—	—	—
Ultra Short Tax-Free Fund	261,157	7,932,544	55,397	4,772	7,391,741	4,772
Short Tax-Free Fund	—	391,697	—	—	—	—
Short-Term Income Fund	3,734,494	—	—	3,495,063	—	—
Short-Intermediate Bond Fund	2,178,725	—	—	3,131,504	—	—
Intermediate Tax-Free Fund	3,884,439	33,035,379	3,211,715	218,145	23,560,101	294,793
Government Income Fund	6,346,907	—	917,543	10,956,506	—	5,717,087
TCH Corporate Income Fund	7,280,112	—	1,111,646	5,000,078	—	532,555
TCH Core Plus Bond	10,723,926	—	1,111,143	5,621,139	—	536,854

BMO Funds

	2013			2012
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Monegy High Yield Bond Fund	$5,605,042	$—	$2,468	$2,934,701	$—	$—
Government Money Market Fund	58,379	—	88	51,823	—	—
Tax-Free Money Market Fund	3,862	802,550	119,680	77,393	1,678,512	14,649
Prime Money Market Fund	1,851,759	—	2,560	4,116,624	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2013, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency, Dividend Payable, and Other Components	Unrealized Appreciation (Depreciation) on Securities
Low Volatility Equity Fund	$480,243	$—	$6,508	$—	$—	$1,045,857
Large-Cap Value Fund	473,204	—	8,579,972	—	—	36,361,288
Dividend Income Fund	638,184	—	1,563,490	—	—	13,409,902
Large-Cap Growth Fund	7,056,080	—	4,403,369	—	—	38,357,217
Mid-Cap Value Fund	6,661,132	—	25,813,656	—	—	69,683,507
Mid-Cap Growth Fund	12,596,204	—	16,458,930	—	—	65,180,363
Small-Cap Value Fund	2,973,217	—	2,539,447	(6,442)	—	6,845,205
Small-Cap Growth Fund	41,424,287	—	35,031,800	—	—	136,803,607
Pyrford International Stock Fund	5,381,975	—	666,055	—	(3,858)	18,029,299
Lloyd George Emerging Markets Equity Fund	1,841,549	—	—	(1,025,986)	(48,293)	(2,703,517)
Pyrford Global Strategic Return Fund	102,451	—	362,843	—	(1,758)	764,253
Ultra Short Tax-Free Fund	—	410,979	169,545	(181,916)	(417,601)	(1,496,348)
Short Tax-Free Fund	—	45,424	—	(97,640)	(36,500)	(561,388)
Short-Term Income Fund	141,312	—	—	(3,134,267)	(111,216)	(58,179)
Short-Intermediate Bond Fund	31,482	—	—	(26,761,762)	(41,509)	(1,351,064)
Intermediate Tax-Free Fund	—	815,480	—	(3,569,934)	(822,611)	(14,864,099)
Government Income Fund	47,784	—	—	(3,682,128)	(62,651)	(1,914,958)
TCH Corporate Income Fund	105,331	—	2,200,705	(1,449,073)	(107,603)	3,455,992
TCH Core Plus Bond Fund	73,248	—	1,242,261	(1,500,163)	(75,562)	(8,072,302)
Monegy High Yield Bond Fund	573,403	—	830,448	—	(83,418)	1,740,374
Government Money Market Fund	4,119	—	—	—	(4,119)	—
Tax-Free Money Market Fund	—	40,219	—	—	(40,166)	—
Prime Money Market Fund	—	—	—	—	(36,280)	—

At August 31, 2013, certain Funds had capital loss carryforwards, which may reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In:					Not Subject to Expiration
Fund	2014	2015	2016	2018	2019	ST	LT	Total
Lloyd George Emerging Markets Equity Fund	$—	$—	$—	$—	$—	$61,790	$—	$61,790
Short Tax-Free Fund	—	—	—	—	—	97,460	—	97,460
Short-Term Income Fund	906,238	983,288	216,882	—	—	—	393,466	2,499,874
Short-Intermediate Bond Fund	192,473	4,819,127	—	20,798,157	952,005	—	—	26,761,762

Under The Registered Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Modernization Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Modernization Act.

During the fiscal year ended August 31, 2013, the Large-Cap Value, Dividend Income, Small-Cap Value, Pyrford Global Strategic Return and Short-Intermediate Bond Funds, respectively, utilized $8,060,595, $10,708, $210,106, $108,016 and $1,907,743 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2013, in the amount of $797,744.

As of August 31, 2013, the Lloyd George Emerging Markets Equity, Ultra Short Tax-Free, Short-Term Income, Intermediate Tax-Free, Government Income, TCH Corporate Income, and TCH Core Plus Bond Funds had $964,196, $181,916, $634,393, $3,569,934, $3,682,128, $1,449,073 and $1,500,163, respectively, of post-October losses, which are deferred until fiscal year 2014 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Notes to Financial Statements (continued)

As of August 31, 2013, the Small-Cap Value Fund had $6,442 of qualified late-year ordinary loss, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2013, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

Low Volatility Equity Fund	52.26%
Large-Cap Value Fund	100.00
Dividend Income Fund	100.00
Large-Cap Growth Fund	41.85
Mid-Cap Value Fund	52.59
Mid-Cap Growth Fund	9.86
Small-Cap Value Fund	15.47
Small-Cap Growth Fund	4.12
Pyrford Global Strategic Return Fund	100.00

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2013, the percentages that are designated as qualified dividend income were as follows:

Low Volatility Equity Fund	58.10%
Large-Cap Value Fund	100.00
Dividend Income Fund	100.00
Large-Cap Growth Fund	44.61
Mid-Cap Value Fund	58.84
Mid-Cap Growth Fund	10.79
Small-Cap Value Fund	16.79
Small-Cap Growth Fund	1.23
Pyrford International Stock Fund	74.19
Lloyd George Emerging Markets Equity Fund	75.12
Pyrford Global Strategic Return Fund	100.00

For Federal income tax purposes, the Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, Lloyd George Emerging Markets Equity, Ultra Short Tax-Free, Intermediate Tax-Free, Government Income, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, Government Money Market, Tax-Free Money Market, and Prime Money Market Funds designate long-term capital gain dividends of $15,677,158, $10,374,352, $13,552,053, $559,103, $39,329,731, $165, $3,503,106, $57,811, $3,440,624, $915,721, $1,111,609, $1,111,143, $2,468, $80, $90,746 and $2,560, respectively, or the amounts determined to be necessary, for the year ended August 31, 2013.

For Federal income tax purposes, the Large-Cap Growth, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, Ultra Short Tax-Free, Intermediate Tax-Free, Government Income, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, Government Money Market, Tax-Free Money Market and Prime Money Market Funds, designate qualified short-term capital gain dividends of $30,142, $346,052, $176,151, $492,972, $560,377, $258,743, $3,577,627, $1,480,408, $2,290,807, $2,788,439, $27,838, $220, $3,862 and $103,447, respectively, or the amounts determined to be necessary, for the year ended August 31, 2013.

For Federal income tax purposes, the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends of $8,036,247, $355,158, $33,083,860 and $875,765, respectively, or the amounts determined to be necessary, for the year ended August 31, 2013.

Pursuant to Section 853 of the Code, the Pyrford International Stock and Lloyd George Emerging Markets Equity Funds, respectively, designate $4,709,836, and $2,366,810 of income derived from foreign sources and $338,246 and $344,301 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2013.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2013, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Pyrford International Stock Fund	$0.2697	$0.0194
Lloyd George Emerging Markets Equity Fund	0.2366	0.0344

10.	Reorganization Information

On May 8, 2013, the Directors considered and approved the reorganization of the BMO Aggregate Bond Fund into the TCH Core Plus Bond Fund (the “Reorganization”). On August 12, 2013, beneficial owners of the BMO Aggregate Bond Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the TCH Core Plus Bond Fund as detailed below. This tax-free reorganization was accomplished after the close of business on August 16, 2013 (the “Closing Date”), by exchanging the assets and liabilities of the BMO Aggregate Bond Fund for shares of the TCH Core Plus

BMO Funds

Bond Fund. Shareholders holding Institutional and Investor Class shares of the BMO Aggregate Bond Fund, 16,048,319 shares and 208,230,701 shares, respectively, received corresponding Institutional and Investor Class shares of the TCH Core Plus Bond Fund, 14,853,077 shares and 18,474,576 shares, respectively, in the Reorganization. The BMO Aggregate Bond Fund’s net assets at that date of $375,619,470 included the following:

Assets:
Investments cost	$377,963,143
Net unrealized depreciation on investments	(4,582,435)
Dividends & Interest Receivable	1,776,580
Receivable for investments sold, capital stock sold & other	962,858

Total assets	376,120,146
Liabilities:
Payable to affiliates	120,599
Payable for income distribution	344,312
Other liabilities	35,765

Total liabilities	500,676

Total Net Assets:	$375,619,470

The net assets of the TCH Core Plus Bond and BMO Aggregate Bond Fund immediately prior to the Reorganization were $407,656,894 and $375,619,470, respectively. The aggregate net assets of the TCH Core Plus Bond Fund immediately after the Reorganization was $783,276,364.

The Reorganization was considered and approved for the primary reasons: TCH Core Plus Bond Fund has a lower management fee than BMO Aggregate Bond Fund; the potential exists to achieve economies of scale due to the combined larger asset base of the Funds; and the Funds have the same investment objectives and similar policies, strategies, and restrictions. The TCH Core Plus Bond Fund is the accounting survivor for financial statement and performance reporting purposes. As a result, the performance history of the TCH Core Plus Bond Fund will be used.

Assuming the Reorganization had been completed on September 1, 2012, the beginning of the annual reporting period of the TCH Core Plus Bond Fund, the TCH Core Plus Bond Fund’s pro forma of operations (unaudited) for the year ended August 31, 2013, are as follows:

Net investment income	$15,967,156
Net realized gain on investments	5,094,107
Change in net unrealized depreciation on investments	(35,635,494)

Net decrease in net assets resulting from operations	$(14,574,231)

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Aggregate Bond Fund that have been included in the TCH Core Plus Bond Fund’s statement of operations since August 16, 2013.

11.	Recently Issued Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

12.	Subsequent Events

On September 1, 2013, the BMO Target Retirement 2010 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund and BMO Target Retirement 2050 Fund commenced operations. On October 1, 2013, the BMO Micro-Cap Fund, BMO Global Low Volatility Equity Fund and BMO TCH Emerging Markets Bond Fund commenced operations.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Low Volatility Equity Fund, BMO Large-Cap Value Fund, BMO Dividend Income Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Growth Fund, BMO Pyrford International Stock Fund, BMO Lloyd George Emerging Markets Equity Fund, BMO Pyrford Global Strategic Return Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Short-Intermediate Bond Fund, BMO Intermediate Tax-Free Fund, BMO Government Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, BMO Government Money Market Fund, BMO Tax-Free Money Market Fund, and BMO Prime Money Market Fund, (each a series of BMO Funds, Inc., collectively referred to as the “Funds”) as of August 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2010 were audited by other auditors whose report dated October 21, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Milwaukee, WI

October 22, 2013

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of August 31, 2013. The address of each director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The BMO Funds consisted of 35 separate portfolios registered with the Securities and Exchange Commission, of which 23 were operational as of August 31, 2013. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 71	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	35	None
Ridge A. Braunschweig Age: 60	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	35	None
Benjamin M. Cutler Age: 68	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	35	None
John A. Lubs Age: 65	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	35	None
James Mitchell Age: 66	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	35	None
Barbara J. Pope Age: 65	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	35	None

* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

Directors and Officers of the Funds (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 56	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	35	None
Christopher B. Begy** Age: 59	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	35	None
* Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser.
Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 40	Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
John D. Boritzke Age: 57	Vice President	Elected by the Board annually; since October 2001	Managing Director of the Adviser, since 2012; Vice President of BMO Harris Bank (formerly Marshall and Ilsley Trust Company), since 2008; Senior Vice President of the Adviser, 2008 to 2012; Vice President of the Adviser and Marshall and Ilsley Trust Company, 1993 to 2008.
Stephen R. Oliver Age: 62	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008 and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank (formerly Marshall and Ilsley Trust Company), since March 2006; Vice President of M&I Distributors, LLC, since 2007.
Michele L. Racadio Age: 38	Secretary	Elected by the Board annually, since November 2012	Senior Counsel and Vice President of BMO Harris Bank, since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (formerly M&I Investment Management Corp.)(the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) and the continuation of sub-advisory agreements (each a “Subadvisory Agreement” and together, the “Subadvisory Agreements”) with Taplin, Canida & Habacht, LLC (“TCH”) on behalf of BMO TCH Core Plus Bond Fund and BMO TCH Corporate Income Fund, with Lloyd George Management (Hong Kong) Limited (“Lloyd George”) on behalf of BMO Lloyd George Emerging Markets Equity Fund, with Monegy, Inc. (formerly HIM Monegy, Inc.) (“Monegy”) on behalf of BMO Monegy High Yield Bond Fund and with Pyrford International Ltd. (“Pyrford”) on behalf of BMO Pyrford Global Strategic Return Fund and BMO Pyrford International Stock Fund, all for an additional year ending August 31, 2014. TCH, Lloyd George, Monegy and Pyrford are referred to herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

In connection with its consideration of the Advisory and Subadvisory Agreements, the Board requested and reviewed extensive information provided by the Adviser and the Sub-Advisers in response to requests of the Independent Directors and their independent legal counsel. At Board meetings held on July 10 and August 13-14, 2013, the Board met with management of the Adviser and with representatives of Sub-Advisers and discussed the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers, as applicable. In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds and their ongoing review of information and discussions with the Funds’ portfolio managers throughout the year at Board meetings. The Independent Directors also met separately in executive session with their independent legal counsel to review and consider the information provided by the Adviser regarding the Advisory Agreement, and the information provided by the Sub-Advisers regarding the Subadvisory Agreements.

Based on their review, the Independent Directors and full Board concluded that it was in the best interests of the Funds to approve the continuation of the Advisory and Subadvisory Agreements. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and Sub-Advisers to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser and Sub-Advisers, including the personnel who provide investment management services to the Funds. The Board reviewed information concerning the advisory functions performed for the Funds, as well as other services performed by the Adviser and Sub-Advisers, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Review of Fund Performance

The Board reviewed each Fund’s performance percentile rankings within its Lipper Inc. (“Lipper”) category through May 31, 2013, as provided by the Adviser, and noted that all but three Funds were ranked at or above the median for three year records and all but one for five year records. The Board also reviewed the Funds’ Morningstar rankings (except for the money market funds, which are not ranked by Morningstar) and noted that all of the funds except for BMO Short-Intermediate Bond Fund and BMO Ultra Short Tax-Free Fund were ranked 3 stars or better, with the large majority ranked either 4 or 5 stars. The Board also focused on the performance of Funds for periods following portfolio team or Sub-Adviser changes. In cases where the Adviser had instituted changes, the Board evaluated the resulting short-term Fund performance and was satisfied to continue monitoring Fund performance. In certain cases, Funds had short-term performance that was less attractive then benchmarks or comparative funds, but the Board was satisfied that the performance was attributable to actions taken consistent with the Funds’ investment mandates and that the portfolio managers continue to appropriately pursue their strategies and the Board would continue to monitor results.

Costs of Services Provided and Profits Realized by the Adviser and Sub-Advisers

The Board reviewed information provided by the Adviser from Strategic Insight’s Simfund database comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of the comparable Morningstar, Inc. peer group (for the equity and fixed-income Funds) or Strategic Insight peer group (for the money market Funds). The Board considered that the Adviser has agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also viewed favorably the Adviser’s money fund fee waivers to avoid a negative yield in the low rate environment. The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including management for daily liquidity, oversight of the Funds’ other service providers, Board support, regulatory compliance and additional efforts by the portfolio managers.

Shareholder Report Disclosure of Directors’ Approval of Advisory and Sub-Advisory Contracts (continued)

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates, and particularly focused on the financial strength of the ultimate parent company of the Advisor and Sub-Advisers, the Bank of Montreal (“BMO”), and BMO’s commitment, financial and otherwise, to the global asset management business and the Funds.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s fee structure, asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Sub-Advisers

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees, and securities lending revenue, and that the Adviser and Sub-Advisers engage in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients. The Board noted that, other than the services provided by the Adviser and Sub-Advisers pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by each Fund, the Adviser and Sub-Advisers therefore may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each applicable Fund.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofundsus.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1377

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-800-236-FUND (3863)

414-287-8555

www.bmofundsus.com

M&I Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

© 2013 BMO Financial Group	Investment Products are: Not FDIC Insured	No Bank Guarantee	May Lose Value

12-328-012 (9/13)

Item 2.  Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code of Ethics are incorporated by reference to the Registrant’s Form N-CSR filed November 2, 2012. (SEC Accession No. 0001193125-12-448895)

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by KPMG LLP during the fiscal year 2013 and 2012 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2013             $340,800

Fiscal year ended August 31, 2012             $320,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2013             $53,000

Fiscal year ended August 31, 2012             $50,000

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended August 31, 2013             $82,000

Fiscal year ended August 31, 2012             $75,000

(d) All Other Fees.

Fiscal year ended August 31, 2013             None

Fiscal year ended August 31, 2012             None

(e) Audit Committee’s pre-approval policies and procedures.

(1)

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 2, 2012. (SEC Accession No. 0001193125-12-448895)

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

     Filed herewith.

(a) (3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO Funds, Inc.

/s/ John M. Blaser

By: John M. Blaser

President

(Principal Executive Officer)

October 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser

By: John M. Blaser

President

(Principal Executive Officer)

October 22, 2013

/s/ Timothy M. Bonin

By: Timothy M. Bonin

Treasurer

(Principal Financial Officer)

October 22, 2013